UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2011

Item 1.  Reports to Stockholders.

PACE Select

Annual Report

PACE® Select Advisors Trust

Annual Report

July 31, 2011

PACE® Select Advisors Trust

Table of contents

Introduction	2

Portfolio Advisor's and Sub-Advisors' commentaries and schedules of investments

PACE® Money Market Investments	5

PACE® Government Securities Fixed Income Investments	13

PACE® Intermediate Fixed Income Investments	25

PACE® Strategic Fixed Income Investments	40

PACE® Municipal Fixed Income Investments	60

PACE® International Fixed Income Investments (formerly UBS PACE® Global Fixed Income Investments)	72

PACE® High Yield Investments	84

PACE® Large Co Value Equity Investments	99

PACE® Large Co Growth Equity Investments	108

PACE® Small/Medium Co Value Equity Investments	120

PACE® Small/Medium Co Growth Equity Investments	130

PACE® International Equity Investments	141

PACE® International Emerging Markets Equity Investments	155

PACE® Global Real Estate Securities Investments	168

PACE® Alternative Strategies Investments	177

Understanding your Portfolio's expenses	228

Statement of assets and liabilities	234

Statement of operations	242

Statement of changes in net assets	246

Financial highlights	253

Notes to financial statements	306

Report of independent registered public accounting firm	347

Tax information	348

General information	349

Board approvals of sub-advisory agreements	350

Trustees and officers	366

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

September 16, 2011

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2011. Please note that the opinions of the sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Decelerating Growth in Developed Countries

The US and many developed countries abroad experienced decelerating economic growth during the reporting period. Oil and food prices moved higher during this time, which had a negative impact on consumer spending. In addition, supply disruptions following the devastating earthquake and tsunami in Japan in March led to moderating growth in the manufacturing sector. In the US, gross domestic product ("GDP") growth was 2.5% and 2.3% during the third and fourth quarters of 2010, followed by first and second quarter 2011 GDP growth of 0.4% and 1.0%, respectively.

In contrast to their developed country counterparts, growth in most emerging market economies, such as China and India, remained robust. Against a backdrop of higher inflation, several emerging market central banks raised their interest rates and took other actions in an effort to cool growth and stem rising prices. By the end of the period, commodity prices had declined from their peaks and inflationary pressures appeared to have eased.

Global equities produce strong returns

While the global equity markets gave back a portion of their earlier gains late in the reporting period, overall they generated strong results. Expectations for strengthening growth, corporate profits that were often better than expected and robust demand supported the US stock market during the first nine months of the period. However, risk appetite was later replaced with increased risk aversion as a result of the European sovereign debt crisis, fears that the US may default on its debt obligations and overall disappointing economic data. Despite weakening stock prices during the last three months of the period, the US stock market, as measured by the S&P 500 Index,1 returned 19.65% during the 12-months ended July 31, 2011.

International developed equities (as measured by the MSCI EAFE Index (net)2) proved resilient as well, gaining 17.17% during the reporting period. However, they experienced heightened volatility, at times, in light of fears that the European debt crisis may escalate. Emerging markets equities (as measured by the MSCI Emerging Markets Index3) also posted strong returns, gaining 17.79% over the period. Continued robust growth in developing countries and higher commodity prices supported emerging markets equities.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

Riskier fixed income securities outperform

There was also a meaningful shift in investor sentiment in the fixed income market during the reporting period. This, in turn, impacted the performance of the spread sectors (non-Treasuries). During much of the period, there were hopes for improving economic conditions, coupled with sharply rising oil and commodity prices. Despite hostilities in the Middle East and Northern Africa, the natural disaster in Japan and the European sovereign debt crisis, most spread sectors outperformed Treasuries and yields moved higher. Nonetheless, it was a different story during the last three months of the period. High oil prices hurt consumer spending, and economic data pointed to a soft patch in many developed countries. Against this backdrop, Treasury yields declined and nearly every spread sector lagged Treasuries. All told, during the 12 months ended July 31, 2011, the spread sectors typically outperformed Treasuries and the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 4.44%.

Despite increased volatility and periodic flights to quality, riskier fixed income asset classes generated solid gains during the reporting period, as the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 returned 12.74% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 9.41%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Global Asset Management (Americas) Inc.

4  The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US- dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US-dollar-denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2011. The views expressed in the Advisor's and Sub-Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Money Market Investments only) and sub-advisors. Sub-advisors' comments on Portfolios that have more than one sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 16, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

PACE Select Advisors Trust

PACE Money Market Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio returned 0.01%, before the deduction of the maximum PACE program fee. (The Portfolio declined 1.97%, after the deduction of the maximum PACE program fee, for the same 12-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 7. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

The economic recovery continued during the reporting period, although growth moderated as the period progressed. Elevated unemployment, housing market weakness, higher oil prices and supply disruptions following the devastating earthquake in Japan caused economic growth to decelerate. Against this backdrop, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low, which impacted the Portfolio's yield.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—but generally kept it in a fairly narrow range. When the reporting period began, the Portfolio had a WAM of 46 days. As of July 31, 2011, the Fund's WAM was 47 days.

At the issuer level, we maintained a greater-than-usual level of diversification over the 12-month period by investing in smaller positions, with the goal of reducing risk and keeping the Portfolio highly liquid. As the economic recovery continued over the period, we slightly increased the size of our positions in single issuers, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, over the 12-month period we increased the Portfolio's exposure to repurchase agreements and, to lesser extents, its allocation to commercial paper and a US bank note. In contrast, we decreased the Portfolio's exposure to US government and agency obligations, CDs and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price, or upon demand.)

PACE Select Advisors Trust – PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Select Advisors Trust

PACE Money Market Investments

Advisor's comments – concluded

One final note, in response to revisions to the US Securities and Exchange Commission's ("SEC") rules governing money market funds, beginning on October 7, 2010, the Portfolio began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. Also, beginning in February 2011, the Portfolio began including a link on UBS's Web site to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. This information is available on UBS's Web site at the following Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

PACE Select Advisors Trust

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	1.80%	1.82%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(1.97)%	(0.22)%	(0.20)%
Lipper Money Market Funds median	0.01%	1.79%	1.74%

For PACE Money Market Investments, average annual total returns for periods ended June 30, 2011, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (0.14)%; 10-year period, (0.16)%.

For PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2011 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.96)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.96)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$365.8
Number of holdings	91
Weighted average maturity	47 days
Portfolio composition[1]	07/31/11
Commercial paper	41.2%
Repurchase agreements	21.3
US government and agency obligations	19.7
Certificates of deposit	12.4
Short-term corporate obligations	1.5
Bank note	0.8
Other assets less liabilities	3.1
Total	100.0%
Top 10 holdings[1]	07/31/11
Repurchase agreement with Deutsche Bank Securities, 0.180% due 08/01/11	15.8%
Repurchase agreement with Barclays Bank PLC, 0.140% due 08/01/11	5.5
US Treasury Notes, 0.750% due 05/31/12	2.5
General Electric Co., 0.100% due 08/05/11	1.9
Market Street Funding LLC, 0.150% due 08/01/11	1.6
Atlantic Asset Securitization LLC, 0.160% due 08/05/11	1.6
Bank of Nova Scotia, 0.180% due 10/03/11	1.4
Amsterdam Funding Corp., 0.180% due 08/01/11	1.4
Barclays US Funding Corp., 0.130% due 08/01/11	1.4
Deutsche Bank Financial LLC, 0.100% due 08/01/11	1.4
Total	34.5%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
US government and agency obligations—19.71%
Federal Farm Credit Bank 0.230%, due 11/08/11[1]	$3,000,000	$2,998,102
Federal Home Loan Bank 0.165%, due 08/01/11[2]	3,000,000	3,000,000
0.280%, due 08/07/11[2]	3,000,000	3,000,000
0.040%, due 08/09/11[1]	5,000,000	4,999,956
0.300%, due 09/15/11[2]	3,000,000	3,000,000
0.270%, due 09/30/11[2]	4,500,000	4,500,000
0.280%, due 10/12/11[2]	3,500,000	3,500,000
0.270%, due 02/17/12[1]	3,000,000	2,995,500
Federal Home Loan Mortgage Corp.* 0.135%, due 08/06/11[2]	3,000,000	2,997,855
0.230%, due 08/23/11[1]	5,000,000	4,999,297
Federal National Mortgage Association* 0.290%, due 08/08/11[1]	2,000,000	1,999,887
0.210%, due 09/01/11[1]	4,000,000	3,999,277
US Treasury Bills 0.155%, due 09/22/11[1]	5,000,000	4,998,881
0.040%, due 10/27/11[1]	3,000,000	2,999,709
0.250%, due 03/08/12[1]	2,000,000	1,996,944
US Treasury Notes 1.000%, due 12/31/11	2,000,000	2,006,341
0.875%, due 02/29/12	3,000,000	3,008,922
1.000%, due 04/30/12	3,000,000	3,014,055
0.750%, due 05/31/12	9,000,000	9,039,324
1.875%, due 06/15/12	3,000,000	3,043,317
Total US government and agency obligations (cost—$72,097,367)		72,097,367
Bank note—0.82%
Banking-US—0.82%
Bank of America N.A. 0.120%, due 08/24/11 (cost—$3,000,000)	3,000,000	3,000,000
Certificates of deposit—12.37%
Banking-non-US—12.37%
Abbey National Treasury Services PLC 0.700%, due 10/17/11[2]	3,500,000	3,500,000
0.450%, due 10/18/11[2]	1,500,000	1,500,000
Bank of Nova Scotia 0.190%, due 08/01/11[2]	1,500,000	1,500,000
0.190%, due 08/03/11	3,000,000	3,000,000
0.180%, due 10/03/11	5,000,000	5,000,000
BNP Paribas SA 0.399%, due 10/17/11[2]	1,750,000	1,750,000
Dnb NOR ASA 0.240%, due 12/28/11	2,000,000	2,000,000
Lloyds TSB Bank PLC 0.500%, due 10/19/11[2]	3,500,000	3,500,000
Mitsubishi UFJ Trust & Banking Corp. 0.220%, due 08/16/11	3,000,000	3,000,000

	Face amount	Value
Certificates of deposit—(Concluded)
Banking-non-US—(Concluded)
National Australia Bank Ltd. 0.269%, due 10/14/11[2]	$1,000,000	$1,000,000
0.270%, due 10/19/11[2]	750,000	749,966
Natixis 0.366%, due 10/13/11[2]	1,000,000	1,000,000
Nordea Bank Finland 0.400%, due 06/12/12	2,500,000	2,500,000
Rabobank Nederland N.V. 0.267%, due 08/18/11[2]	1,000,000	1,000,000
Royal Bank of Canada 0.260%, due 08/01/11[2]	1,500,000	1,500,000
0.275%, due 08/01/11[2]	1,500,000	1,500,000
0.260%, due 01/11/12	3,000,000	3,000,000
Royal Bank of Scotland PLC 0.553%, due 10/25/11[2]	3,500,000	3,500,000
Toronto-Dominion Bank 0.105%, due 08/08/11	3,000,000	3,000,000
Westpac Banking Corp. 0.270%, due 08/01/11[2]	1,750,000	1,750,000
Total certificates of deposit (cost—$45,249,966)		45,249,966
Commercial paper[1]—41.24%
Asset backed-banking—1.91%
Atlantis One Funding 0.200%, due 08/01/11	4,000,000	4,000,000
0.160%, due 09/13/11	3,000,000	2,999,427
		6,999,427
Asset backed-miscellaneous—15.05%
Amsterdam Funding Corp. 0.180%, due 08/01/11	5,000,000	5,000,000
Atlantic Asset Securitization LLC 0.160%, due 08/05/11	6,000,000	5,999,893
Barton Capital LLC 0.150%, due 08/02/11	3,000,000	2,999,988
Gotham Funding Corp. 0.160%, due 08/05/11	2,000,000	1,999,964
0.160%, due 08/08/11	3,000,000	2,999,907
LMA Americas LLC 0.200%, due 08/22/11	3,000,000	2,999,650
Market Street Funding LLC 0.150%, due 08/01/11	6,000,000	6,000,000
Regency Markets No. 1 LLC 0.150%, due 08/15/11	5,000,000	4,999,708
0.150%, due 08/16/11	3,000,000	2,999,813
Salisbury Receivables Co. LLC 0.140%, due 08/25/11	5,000,000	4,999,533
Thunderbay Funding 0.170%, due 09/13/11	5,000,000	4,998,985
Windmill Funding Corp. 0.140%, due 08/04/11	3,000,000	2,999,965
0.140%, due 08/09/11	3,000,000	2,999,907
0.140%, due 08/10/11	3,050,000	3,049,893
		55,047,206

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Commercial paper[1]—(Continued)
Asset backed-securities—1.09%
Argento Variable Funding Co. LLC 0.180%, due 08/23/11	$3,000,000	$2,999,670
Grampian Funding LLC 0.210%, due 09/15/11	1,000,000	999,737
		3,999,407
Banking-non-US—6.90%
Commonwealth Bank of Australia 0.265%, due 08/08/11[2,3]	1,000,000	999,981
0.180%, due 10/11/11	3,000,000	2,998,935
Credit Suisse 0.190%, due 08/17/11	3,000,000	2,999,747
0.190%, due 10/12/11	1,000,000	999,620
Dnb NOR ASA 0.130%, due 08/05/11	5,000,000	4,999,928
Kreditanstalt für Wiederaufbau 0.140%, due 09/08/11	3,000,000	2,999,557
Sumitomo Mitsui Banking Corp. 0.180%, due 08/08/11	3,000,000	2,999,895
Svenska Handelsbanken, Inc. 0.250%, due 12/14/11	5,000,000	4,995,312
Westpac Securities NZ Ltd. 0.284%, due 09/01/11[2,3]	1,250,000	1,250,000
		25,242,975
Banking-US—10.82%
Barclays US Funding Corp. 0.130%, due 08/01/11	5,000,000	5,000,000
0.210%, due 08/17/11	5,000,000	4,999,533
Deutsche Bank Financial LLC 0.100%, due 08/01/11	5,000,000	5,000,000
0.200%, due 10/03/11	3,000,000	2,998,950
ING (US) Funding LLC 0.240%, due 08/05/11	3,000,000	2,999,920
0.160%, due 08/09/11	3,000,000	2,999,893
0.360%, due 11/03/11	3,000,000	2,997,180
JPMorgan Chase & Co. 0.150%, due 09/07/11	3,000,000	2,999,538
Natixis US Finance Co. LLC 0.250%, due 09/12/11	3,000,000	2,999,125
Nordea N.A., Inc. 0.230%, due 12/07/11	2,000,000	1,998,364
Societe Generale N.A., Inc. 0.210%, due 08/01/11	1,575,000	1,575,000
State Street Bank & Trust Co. 0.150%, due 10/13/11	3,000,000	2,999,088
		39,566,591

	Face amount	Value
Commercial paper[1]—(Concluded)
Diversified manufacturing—1.91%
General Electric Co. 0.100%, due 08/05/11	$7,000,000	$6,999,922
Finance-captive automotive—1.37%
Toyota Motor Credit Corp. 0.160%, due 08/10/11	5,000,000	4,999,800
Insurance-life—2.19%
Axa Financial, Inc. 0.160%, due 08/11/11	3,000,000	2,999,867
MetLife Short Term Funding LLC 0.140%, due 08/01/11	2,000,000	2,000,000
0.150%, due 09/14/11	3,000,000	2,999,450
		7,999,317
Total commercial paper (cost—$150,854,645)		150,854,645
Short-term corporate obligations—1.50%
Banking-non-US—1.09%
Svenska Handelsbanken, Inc. 0.292%, due 09/08/11[2,3]	2,500,000	2,500,000
Westpac Securities NZ Ltd. 0.355%, due 08/04/11[2,3]	1,500,000	1,500,000
		4,000,000
Banking-US—0.41%
JPMorgan Chase Bank N.A. 0.275%, due 09/09/11[2]	1,500,000	1,500,000
Total short-term corporate obligations (cost—$5,500,000)		5,500,000
Repurchase agreements—21.34%
Repurchase agreement dated 07/29/11 with Barclays Bank PLC, 0.140% due 08/01/11, collateralized by $8,824,000 Federal Farm Credit Bank obligations, 1.875% due 12/07/12 and $11,396,000 Federal National Mortgage Association obligations, zero coupon due 05/01/12; (value—$20,400,564); proceeds: $20,000,233	20,000,000	20,000,000
Repurchase agreement dated 07/29/11 with Deutsche Bank Securities, 0.180% due 08/01/11, collateralized by $59,100,000 Federal Home Loan Bank obligations, 0.320% due 12/09/11; (value—$59,162,318); proceeds: $58,000,870	58,000,000	58,000,000

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Repurchase agreements—(Concluded)
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $370 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12 and $81,406 US Treasury Bills, zero coupon due 08/04/11 to 07/26/12; (value—$81,632); proceeds: $80,000	$80,000	$80,000
Total repurchase agreements (cost—$78,080,000)		78,080,000
Total investments (cost—$354,781,978, which approximates cost for federal income tax purposes)—96.98%		354,781,978
Other assets in excess of liabilities—3.02%		11,061,651
Net assets (applicable to 365,845,932 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$365,843,629

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.71% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011.

The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$—	$5,865,000	$5,865,000	$—	$24

PACE Select Advisors Trust

PACE Money Market Investments

Portfolio of investments—July 31, 2011

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$72,097,367	$—	$72,097,367
Bank note	—	3,000,000	—	3,000,000
Certificates of deposit	—	45,249,966	—	45,249,966
Commercial paper	—	150,854,645	—	150,854,645
Short-term corporate obligations	—	5,500,000	—	5,500,000
Repurchase agreements	—	78,080,000	—	78,080,000
Total	$—	$354,781,978	$—	$354,781,978

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	76.8%
Canada	5.2
United Kingdom	4.2
Japan	3.1
Australia	2.9
Sweden	2.1
Norway	2.0
Switzerland	1.1
Germany	0.8
France	0.8
Finland	0.7
Netherlands	0.3
Total	100.0%

Weighted average maturity—47 days

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 4.08%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 2.02%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Mortgage-Backed Securities Index (the "benchmark") returned 3.85%, and the Lipper US Mortgage Funds category posted a median return of 4.03%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 16. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period, helped by an emphasis on attractively priced, high-quality assets. Tactical security selection among agency mortgage backed securities ("MBS") was positive for performance. This included an underweight to higher coupon securities in the first half of the period, as these were the most adversely impacted by refinancing concerns. Detractors from relative performance included a modest underweight to Ginnie Mae MBS in the second half of the period, as these securities outperformed conventional (Fannie Mae and Freddie Mac) MBS due to strong demand from banks and international investors.

Exposure to senior non-agency MBS benefited the Portfolio, as the sector remained resilient amid negative foreclosure headlines, and gained from limited supply in conjunction with strong investor demand for higher yielding assets. However, this benefit was mitigated by the sector's underperformance in the latter stages of the period, amid further signs of slowing economic growth. An allocation to commercial mortgage-backed securities ("CMBS") in the beginning of the reporting period also benefited the Portfolio, as spreads in this sector tightened given continued demand for higher yielding assets. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust – PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Duration positioning, including a shorter-than-benchmark duration in the latter half of the period as rates fell, was negative for relative performance. (Duration measures a portfolio's sensitivity to interest rate changes.)

A number of derivative instruments were used during the reporting period. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit exposure in lieu of the direct buying or selling of securities. Options were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Mortgage derivatives were used to manage portfolio duration or enhance yield, while government futures were used to adjust interest rate exposures and replicate government bond positions. Overall, the use of these derivatives was beneficial during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Government Securities Fixed Income Investments Class P shares versus the Barclays Capital US Mortgage-Backed Securities Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	3.74%	6.53%	5.14%
maximum sales charge	Class B2	3.03%	5.73%	4.65%[6]
or PACE Select	Class C3	3.22%	5.99%	4.60%
program fee	Class Y4	4.00%	6.81%	5.44%
	Class P5	4.08%	6.80%	5.40%
After deducting	Class A1	(0.96)%	5.55%	4.65%
maximum sales charge	Class B2	(1.83)%	5.40%	4.65%[6]
or PACE Select	Class C3	2.49%	5.99%	4.60%
program fee	Class P5	2.02%	4.68%	3.31%
Barclays Capital US Mortgage-Backed Securities Index[7]		3.85%	6.85%	5.71%
Lipper US Mortgage Funds median		4.03%	5.90%	4.83%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.69)%; 5-year period, 5.69%; 10-year period, 4.80%; Class B—1-year period, (1.67)%; 5-year period, 5.55%; 10-year period, 4.80%; Class C—1-year period, 2.74%; 5-year period, 6.12%; 10-year period, 4.74%; Class Y—1-year period, 4.24%; 5-year period, 6.95%; 10-year period, 5.59%; Class P—1-year period, 2.18%; 5-year period, 4.82%; 10-year period, 3.44%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.08% and 1.02%; Class B—1.91% and 1.77%; Class C—1.61% and 1.52%; Class Y—0.89% and 0.77%; and Class P—0.88% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Pacific Investment Management Company LLC, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Mortgage-Backed Securities Index is an unmanaged index which primarily covers agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Weighted average duration	3.0 yrs.
Weighted average maturity	3.5 yrs.
Average coupon	3.57%
Average quality[1]	AAA
Net assets (mm)	$607.6
Number of holdings	390
Portfolio composition[2]	07/31/11
Bonds	152.1%
Investments sold short	(43.6)
Cash equivalents and other assets less liabilities	(8.5)
Total	100.0%
Asset allocation[2]	07/31/11
US government agency mortgage pass-through certificates	134.5%
Collateralized mortgage obligations	13.8
Asset-backed securities	2.7
Stripped mortgage-backed securities	1.1
Investments sold short	(43.6)
Cash equivalents and other assets less liabilities	(8.5)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Government national mortgage association certificates—30.99%
GNMA 3.500%, due 11/15/40[1]	$874,410	$869,105
3.500%, due 12/15/40[1]	41,087,457	40,838,187
3.500%, due 01/15/41[1]	20,311,342	20,188,118
3.500%, due 02/15/41[1]	11,697,665	11,626,698
4.500%, due 06/15/39[1]	914,957	979,134
4.500%, due 08/15/39[1]	1,575,184	1,685,056
4.500%, due 09/15/39[1]	2,786,768	2,981,586
4.500%, due 02/15/40[1]	1,505,281	1,606,985
4.500%, due 03/15/40[1]	691,695	738,429
4.500%, due 04/15/40[1]	1,713,063	1,828,805
4.500%, due 05/15/40[1]	3,533,268	3,771,991
5.500%, due 06/15/37	40,192	44,515
5.500%, due 07/15/37	96,013	106,341
5.500%, due 12/15/37	59,611	66,023
5.500%, due 02/15/38	24,031	26,619
5.500%, due 07/15/38	105,771	117,116
5.500%, due 08/15/38	49,105	54,372
5.500%, due 10/15/38	4,496,246	4,979,088
5.500%, due 12/15/38	84,878	93,991
5.500%, due 03/15/39	821,797	909,941
5.500%, due 04/15/39	32,466	35,949
5.500%, due 05/15/39	716,316	793,164
5.500%, due 09/15/39	3,276,166	3,627,730
5.500%, due 12/15/39	802,262	888,311
5.500%, due 01/15/40	19,627	21,732
5.500%, due 02/15/40	270,422	299,427
5.500%, due 03/15/40	482,485	534,235
5.500%, due 04/15/40	26,998	30,003
5.500%, due 05/15/40	113,207	125,350
5.500%, due 06/15/40	735,123	813,971
6.000%, due 10/15/31	3,483	3,913
6.000%, due 03/15/34	3,734	4,190
6.000%, due 08/15/34	6,303	7,073
6.000%, due 07/15/36	131,775	148,499
6.500%, due 02/15/29	2,375	2,725
6.500%, due 11/15/34	17,847	20,204
6.500%, due 01/15/36	37,325	42,253
6.500%, due 03/15/36	2,087	2,359
6.500%, due 09/15/36	909,864	1,028,233
6.500%, due 02/15/37	43,889	49,533
6.500%, due 04/15/37	26,955	30,421
6.500%, due 01/15/38	18,632	21,045
6.500%, due 06/15/38	170,193	192,570
6.500%, due 07/15/38	76,102	85,769
6.500%, due 08/15/38	4,023	4,534
6.500%, due 10/15/38	384,667	433,530
6.500%, due 11/15/38	38,493	43,383
6.500%, due 01/15/39	12,619	14,240
7.500%, due 08/15/21	5,909	6,892
7.500%, due 09/15/23	941	1,099
8.000%, due 02/15/23	1,386	1,634
8.250%, due 04/15/19	363,561	413,073
10.500%, due 02/15/19	27,392	27,699
10.500%, due 06/15/19	33,452	38,468

	Face amount	Value
Government national mortgage association certificates—(Continued)
10.500%, due 07/15/19	$68,437	$75,606
10.500%, due 07/15/20	3,375	3,457
10.500%, due 08/15/20	30,103	33,342
10.500%, due 09/15/20	3,315	3,820
11.500%, due 05/15/19	3,080	3,590
GNMA II 3.500%, due 01/20/41[1]	8,000,793	7,952,254
4.500%, due 08/20/40	475,387	506,541
9.000%, due 04/20/25	22,568	27,168
9.000%, due 12/20/26	4,167	5,019
9.000%, due 01/20/27	12,590	15,177
9.000%, due 06/20/30	1,517	1,611
9.000%, due 09/20/30	1,290	1,376
9.000%, due 10/20/30	8,384	10,201
9.000%, due 11/20/30	5,799	7,056
GNMA II ARM 2.250%, due 02/20/28	3,940	4,072
2.375%, due 01/20/23	104,348	107,973
2.375%, due 03/20/23	52,182	53,995
2.375%, due 01/20/24	131,663	136,238
2.375%, due 01/20/25	12,485	12,918
2.375%, due 02/20/25	35,875	37,121
2.375%, due 03/20/26	26,935	27,870
2.375%, due 01/20/27	170,939	176,878
2.375%, due 02/20/27	18,037	18,663
2.375%, due 01/20/28	19,268	19,937
2.375%, due 02/20/28	11,279	11,671
2.500%, due 11/20/21	29,786	30,784
2.500%, due 03/20/25	44,227	45,819
2.500%, due 10/20/30	29,962	30,966
2.625%, due 07/20/17	7,377	7,669
2.625%, due 09/20/21	150,940	156,921
2.625%, due 08/20/25	34,527	35,894
2.625%, due 09/20/25	41,554	43,200
2.625%, due 08/20/26	48,411	50,329
2.625%, due 09/20/26	7,183	7,468
2.625%, due 07/20/27	18,013	18,727
2.625%, due 08/20/27	46,322	48,157
2.625%, due 07/20/30	223,095	231,934
2.625%, due 08/20/30	175,310	182,257
3.375%, due 04/20/18	12,561	13,028
3.375%, due 06/20/22	135,002	140,014
3.375%, due 04/20/24	151,369	156,988
3.375%, due 05/20/25	108,305	112,708
3.375%, due 06/20/25	26,018	26,984
3.375%, due 04/20/26	242,619	251,625
3.375%, due 06/20/26	104,680	108,564
3.375%, due 04/20/27	61,346	63,623
3.375%, due 04/20/30	42,383	43,956
3.375%, due 05/20/30	855,057	886,797
3.500%, due 03/20/25	22,615	23,542
4.000%, due 01/20/18	138,227	144,101
4.000%, due 05/20/18	6,392	6,698
4.000%, due 06/20/19	15,439	16,180
4.500%, due 06/20/19	24,213	25,435

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Government national mortgage association certificates—(Concluded)
GNMA TBA 4.000%, TBA	$45,925,000	$47,474,969
5.000%, TBA	11,000,000	11,984,843
6.000%, TBA	11,000,000	12,268,438
6.500%, TBA	1,000,000	1,126,250
Total government national mortgage association certificates (cost—$184,429,445)		188,323,733
Federal home loan mortgage corporation certificates*—24.55%
FHLMC 5.000%, due 10/01/29	1,851,276	1,986,857
5.000%, due 06/01/34	87,854	94,210
5.000%, due 11/01/40	683,679	730,262
5.500%, due 02/01/33	739,682	807,953
5.500%, due 12/01/33	365,264	398,978
5.500%, due 12/01/34	381,901	417,150
5.500%, due 06/01/35	3,778,544	4,127,301
5.500%, due 06/01/36	3,924,551	4,286,784
5.500%, due 03/01/37	699,221	761,355
5.500%, due 04/01/37	825,321	896,339
5.500%, due 10/01/37	66,975	72,739
5.500%, due 11/01/37	1,898,526	2,061,892
5.500%, due 12/01/38	29,623	32,256
6.000%, due 11/01/37	16,528,242	18,239,727
7.000%, due 08/01/25	1,008	1,163
7.500%, due 10/01/17	1,599	1,606
8.000%, due 03/01/13	10,621	10,755
9.000%, due 04/01/25	37,101	45,581
11.000%, due 09/01/15	695	728
11.000%, due 10/01/15	271	298
11.000%, due 12/01/15	4,005	4,526
11.000%, due 04/01/19	4,427	5,268
11.000%, due 06/01/19	391	393
11.000%, due 08/01/20	32	32
11.000%, due 09/01/20	1,280	1,507
11.500%, due 01/01/16	2,262	2,298
11.500%, due 01/01/18	7,652	8,973
11.500%, due 05/01/19	2,628	2,642
11.500%, due 06/01/19	18,399	22,232
FHLMC ARM 2.387%, due 01/01/28	69,376	72,487
2.400%, due 11/01/27	169,306	178,008
2.483%, due 04/01/29	274,145	288,030
2.498%, due 07/01/24	244,477	246,129
2.531%, due 10/01/23	137,410	144,222
2.583%, due 12/01/29	141,433	149,116
2.587%, due 11/01/29	557,769	587,601
2.597%, due 06/01/28	481,423	506,946
2.597%, due 07/01/28	193,141	203,167
2.670%, due 11/01/25	320,836	338,936
2.685%, due 01/01/29	260,508	274,801
2.754%, due 10/01/27	378,846	400,416
2.764%, due 10/01/27	343,838	362,791

	Face amount	Value
Federal home loan mortgage corporation certificates*—(Concluded)
2.875%, due 01/01/30	$36,632	$38,475
5.104%, due 10/01/29	14,672	15,376
FHLMC TBA 4.000%	22,700,000	23,054,687
4.500%	42,000,000	43,785,000
5.000%	21,500,000	22,914,296
5.500%	19,000,000	20,573,437
Total federal home loan mortgage corporation certificates (cost—$147,193,416)		149,155,726
Federal housing administration certificates—0.18%
FHA GMAC 7.400%, due 02/01/21	382,416	378,591
FHA Reilly 6.896%, due 07/01/20	700,224	700,224
Total federal housing administration certificates (cost—$1,083,661)		1,078,815
Federal national mortgage association certificates*—78.68%
FNMA 3.500%, due 11/01/25	2,500,433	2,573,940
3.500%, due 02/01/26	1,594,884	1,642,268
3.500%, due 09/01/39[1]	295,409	289,210
3.500%, due 11/01/39[1]	492,795	482,406
3.500%, due 08/01/40[1]	808,256	792,626
3.500%, due 09/01/40[1]	55,745	54,570
3.500%, due 10/01/40[1]	255,782	250,390
3.500%, due 11/01/40[1]	2,830,592	2,770,915
3.500%, due 12/01/40[1]	13,022,989	12,748,431
3.500%, due 01/01/41[1]	2,182,543	2,136,530
3.500%, due 03/01/41[1]	9,999,996	9,789,170
4.000%, due 05/01/18	201,720	210,930
4.000%, due 03/01/19	235,888	250,821
4.000%, due 06/01/19	273,857	291,194
4.000%, due 04/01/23	15,750	16,582
4.000%, due 03/01/24	3,048,517	3,203,393
4.000%, due 08/01/24	698,166	733,635
4.000%, due 03/01/25	1,083,209	1,137,055
4.000%, due 05/01/25	1,720,230	1,805,742
4.000%, due 05/01/39[1]	551,627	562,579
4.000%, due 09/01/39[1]	902,191	919,681
4.000%, due 09/01/40[1]	4,102,984	4,172,910
4.000%, due 10/01/40[1]	4,233,803	4,305,958
4.000%, due 11/01/40[1]	9,606,001	9,769,710
4.000%, due 12/01/40[1]	18,920,127	19,242,572
4.000%, due 01/01/41[1]	46,673,728	47,469,158
4.000%, due 02/01/41[1]	42,534,641	43,255,431
4.000%, due 03/01/41[1]	32,435,366	32,979,300
4.000%, due 04/01/41[1]	5,482,407	5,574,127
4.000%, due 05/01/41[1]	22,065,327	22,434,479
4.500%, due 03/01/23	84,386	90,287

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Federal national mortgage association certificates*—(Continued)
4.500%, due 04/01/23	$301,088	$320,999
4.500%, due 05/01/24	2,064,605	2,199,813
4.500%, due 11/01/24	664,820	708,138
4.500%, due 01/01/25	22,950	24,445
4.500%, due 02/01/25	43,787	46,612
4.500%, due 03/01/25	898,117	956,073
4.500%, due 04/01/25	5,977,768	6,363,538
4.500%, due 05/01/25	388,310	413,368
4.500%, due 06/01/25	854,149	909,268
4.500%, due 09/01/25	79,181	84,340
4.500%, due 02/01/33	83,932	88,389
4.500%, due 05/01/38	662,009	692,613
4.500%, due 08/01/38	1,172,835	1,227,052
4.500%, due 01/01/39	53,673	56,154
4.500%, due 02/01/39	589,552	616,806
4.500%, due 04/01/39	1,801,344	1,884,616
4.500%, due 07/01/39	23,633	24,777
4.500%, due 09/01/39	1,193,501	1,248,464
4.500%, due 10/01/39	978,481	1,023,255
4.500%, due 01/01/40	679,381	710,469
4.500%, due 07/01/40	81,107	84,882
4.500%, due 04/01/41	1,033,056	1,079,999
4.500%, due 05/01/41	7,971,131	8,332,146
5.000%, due 08/01/18	46,421	49,872
5.000%, due 01/01/23	1,767,376	1,899,578
5.000%, due 02/01/23	89,490	96,142
5.000%, due 03/01/23	307,099	330,103
5.000%, due 04/01/23	516,158	554,524
5.000%, due 05/01/23	729,882	789,837
5.000%, due 06/01/23	769,713	826,925
5.000%, due 07/01/23	1,405,077	1,509,517
5.000%, due 09/01/23	2,651,389	2,883,829
5.000%, due 10/01/23	122,600	131,713
5.000%, due 11/01/23	120,239	129,176
5.000%, due 01/01/24	687,168	738,245
5.000%, due 07/01/24	3,538,760	3,840,147
5.000%, due 12/01/33	3,817,260	4,099,422
5.500%, due 12/01/16	57,471	62,351
5.500%, due 01/01/17	126,673	137,428
5.500%, due 06/01/17	81,456	87,900
5.500%, due 09/01/17	51,082	55,452
5.500%, due 11/01/17	83,650	90,805
5.500%, due 01/01/18	548,185	596,103
5.500%, due 02/01/18	158,942	172,537
5.500%, due 07/01/22	424,067	459,719
5.500%, due 02/01/23	67,523	73,200
5.500%, due 02/01/32	34,126	37,271
5.500%, due 11/01/32	661,416	722,361
5.500%, due 12/01/33	6,533	7,135
5.500%, due 04/01/34	311,295	340,303
5.500%, due 11/01/34	1,150,859	1,256,543
5.500%, due 01/01/35	240,354	262,501
5.500%, due 02/01/35	29,368	32,065
5.500%, due 05/01/37	1,850,931	2,021,481
5.500%, due 07/01/37	2,966,559	3,221,365

	Face amount	Value
Federal national mortgage association certificates*—(Continued)
5.500%, due 01/01/38	$10,184,306	$11,059,065
5.500%, due 06/01/39	9,277,920	10,132,815
6.000%, due 11/01/21	495,834	540,072
6.000%, due 06/01/22	87,801	95,470
6.000%, due 01/01/23	1,001,034	1,095,350
6.000%, due 03/01/23	1,919,577	2,090,839
6.000%, due 11/01/26	200,751	221,217
6.000%, due 01/01/32	41,429	46,132
6.000%, due 04/01/32	52,877	58,879
6.000%, due 09/01/32	38,554	42,930
6.000%, due 10/01/32	66,735	74,310
6.000%, due 12/01/32	108,244	120,530
6.000%, due 01/01/33	238,439	265,504
6.000%, due 02/01/33	129,626	144,178
6.000%, due 09/01/34	901,747	1,001,939
6.000%, due 04/01/35	4,162	4,608
6.000%, due 05/01/35	511,475	566,453
6.000%, due 06/01/35	120,951	133,924
6.000%, due 07/01/35	556,421	616,704
6.000%, due 08/01/35	294,951	326,588
6.000%, due 09/01/35	89,525	99,178
6.000%, due 01/01/36	256,371	284,350
6.000%, due 09/01/36	333,533	369,933
6.000%, due 10/01/36	648,880	717,262
6.000%, due 11/01/36	8,540	9,436
6.000%, due 01/01/37	482,913	533,735
6.000%, due 03/01/37	207,805	230,149
6.000%, due 08/01/37	540,983	596,642
6.000%, due 09/01/37	2,254,178	2,486,099
6.000%, due 12/01/37	388,064	427,990
6.000%, due 06/01/38	70,200	77,291
6.000%, due 08/01/38	74,412	81,929
6.000%, due 09/01/38	2,875,201	3,165,625
6.000%, due 10/01/38	3,790,100	4,182,591
6.000%, due 01/01/39	2,926,040	3,226,623
6.000%, due 10/01/39	75,088	82,814
6.500%, due 09/01/12	1,061	1,090
6.500%, due 12/01/12	2,430	2,609
6.500%, due 01/01/13	613	631
6.500%, due 02/01/13	3,784	3,887
6.500%, due 03/01/13	7,147	7,343
6.500%, due 04/01/13	639	657
6.500%, due 06/01/13	9,984	10,420
6.500%, due 07/01/13	2,768	2,883
6.500%, due 08/01/13	3,120	3,260
6.500%, due 09/01/13	9,764	10,201
6.500%, due 10/01/13	6,807	7,105
6.500%, due 11/01/13	18,801	19,643
6.500%, due 07/01/19	52,606	58,448
6.500%, due 10/01/36	1,557,441	1,745,481
7.500%, due 11/01/26	26,290	30,447
8.000%, due 11/01/26	39,816	46,368
9.000%, due 10/01/19	21,414	21,603
9.000%, due 02/01/26	29,449	34,916
10.500%, due 09/01/15	6,152	6,912

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Federal national mortgage association certificates*—(Concluded)
10.500%, due 08/01/20	$1,032	$1,087
10.500%, due 04/01/22	459	516
11.000%, due 10/01/15	1,248	1,267
11.000%, due 02/01/16	1,075	1,082
FNMA ARM 1.478%, due 03/01/44	622,457	635,315
1.724%, due 10/01/26	740,922	764,492
1.750%, due 09/01/15	39,686	39,982
2.329%, due 02/01/26	50,553	53,084
2.352%, due 09/01/26	34,055	35,485
2.520%, due 02/01/30	45,026	47,328
2.645%, due 07/01/30	26,044	27,088
2.782%, due 12/01/27	43,896	46,225
2.907%, due 05/01/30	118,219	124,186
3.139%, due 03/01/25	225,785	237,447
FNMA TBA 3.500%	8,000,000	8,223,750
4.000%	15,000,000	15,717,188
4.500%	59,200,000	61,966,813
5.000%	7,400,000	7,899,688
5.500%	26,500,000	28,708,673
6.000%	5,500,000	6,034,316
6.500%	10,600,000	11,754,406
Total federal national mortgage association certificates (cost—$468,353,367)		478,110,242
Collateralized mortgage obligations—13.81%
ARM Trust, Series 2005-8, Class 3A21 5.240%, due 11/25/35	2,345,679	1,709,679
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[2]	2,491,001	2,510,010
Series 2004-AC3, Class A2 5.500%, due 06/25/34[2]	2,689,745	2,657,813
Chevy Chase Funding LLC, Series 2004-1, Class A1 0.467%, due 01/25/35[3,4]	256,076	189,699
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 0.317%, due 05/25/48[3,4]	1,698,285	740,568
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.396%, due 05/20/46[4]	4,160,987	2,219,783
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	64,957	74,270
Series 0159, Class H 4.500%, due 09/15/21	16,801	17,574
Series 1003, Class H 0.938%, due 10/15/20[4]	72,993	73,003

	Face amount	Value
Collateralized mortgage obligations—(Continued)
Series 1349, Class PS 7.500%, due 08/15/22	$3,394	$3,903
Series 1502, Class PX 7.000%, due 04/15/23	481,765	551,530
Series 1534, Class Z 5.000%, due 06/15/23	242,400	242,353
Series 1573, Class PZ 7.000%, due 09/15/23	81,570	93,270
Series 1658, Class GZ 7.000%, due 01/15/24	40,347	46,259
Series 1694, Class Z 6.500%, due 03/15/24	345,118	376,457
Series 1775, Class Z 8.500%, due 03/15/25	8,019	9,405
Series 2411, Class FJ 0.537%, due 12/15/29[4]	58,218	57,857
Series 3312, Class FN 0.407%, due 07/15/36[4]	2,923,650	2,904,836
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	196,842	224,902
Trust 1988-007, Class Z 9.250%, due 04/25/18	186,205	208,391
Trust 1992-129, Class L 6.000%, due 07/25/22	11,173	12,453
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	31,201	36,053
Trust 1993-037, Class PX 7.000%, due 03/25/23	429,848	488,529
Trust 1993-240, Class Z 6.250%, due 12/25/13	1,062	1,109
Trust 1993-250, Class Z 7.000%, due 12/25/23	14,440	15,548
Trust 2004-72, Class F 0.687%, due 09/25/34[4]	3,188,370	3,181,949
Trust 2005-088, Class A 0.337%, due 10/25/35[4]	2,840,075	2,768,726
Trust 2007-4, Class DF 0.632%, due 02/25/37[4]	3,088,177	3,067,964
Trust G92-040, Class ZC 7.000%, due 07/25/22	46,173	51,845
Trust G94-006, Class PJ 8.000%, due 05/17/24	57,506	66,188
GNMA REMIC, Trust 2000-009, Class FH 0.687%, due 02/16/30[4]	46,909	46,995
Trust 2010-H01, Class FA 1.006%, due 01/20/60[4,5]	5,860,788	5,902,340
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.507%, due 02/25/35[4]	1,120,453	742,004
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.687%, due 06/27/37[3,4]	4,051,833	3,284,708

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Collateralized mortgage obligations—(Concluded)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.562%, due 07/15/19[3,4]	$8,012,521	$7,552,512
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.941%, due 07/15/44[4]	2,500,000	2,735,851
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.166%, due 12/25/34[4]	1,058,476	1,017,201
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 0.690%, due 10/25/41[3,4,5]	1,455,712	1,387,089
Series 2007-FF1, Class A 0.690%, due 01/25/42[3,4]	1,647,609	1,556,991
Series 2007-FF3, Class A 0.740%, due 05/25/42[3,4,5]	6,271,768	5,974,243
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.581%, due 03/06/20[4]	4,555,527	4,555,527
RBSSP, Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.687%, due 12/26/36[3,4]	3,307,506	3,162,561
RiverView HECM Trust, Series 2008-1, Class A1 0.937%, due 09/26/41[3,4,5]	7,335,762	7,095,630
Sequoia Mortgage Trust, Series 5, Class A 0.537%, due 10/19/26[4]	446,770	392,438
Structured ARM Loan, Series 2007-4, Class 1A2 0.407%, due 05/25/37	548,385	316,692
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.397%, due 04/25/36[4]	1,779,822	1,118,193
Series 2007-AR5, Class A2 0.737%, due 09/25/47[4]	10,032,632	3,571,507
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.712%, due 09/25/33[4]	3,679,607	3,462,874
Series 2003-AR9, Class 2A 2.777%, due 09/25/33[4]	907,814	876,870
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	4,607,373	4,590,087
Total collateralized mortgage obligations (cost—$87,569,818)		83,944,239

	Face amount	Value
Asset-backed securities—2.73%
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.437%, due 04/25/36[4]	$1,155,828	$1,014,333
Cumberland CLO Ltd., Series 2005-2A, Class A 0.517%, due 11/10/19[3,4,5]	7,788,424	7,530,425
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.937%, due 08/25/40[3,4]	301,000	224,522
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[4]	47,975	50,229
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.627%, due 08/25/33[4]	434,292	394,348
SLM Student Loan Trust, Series 2009-D, Class A 3.500%, due 08/17/43[3,4]	4,723,519	4,731,876
Series 2010-A, Class 2A 3.457%, due 05/16/44[3,4]	1,943,901	2,042,480
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.867%, due 01/25/34[4]	57,784	45,528
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.480%, due 04/17/21[3,4]	600,000	557,331
Total asset-backed securities (cost—$16,776,101)		16,591,072
Stripped mortgage-backed securities—1.14%
FHLMC Multifamily Structured Pass Through Certificates, Series K005, Class AX* 1.389%, due 11/25/19[4,6,7]	24,799,764	2,121,089
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[6,7]	172,804	36,367
Series 2136, Class GD 7.000%, due 03/15/29[6,7]	11,676	2,208
Series 2178, Class PI 7.500%, due 08/15/29[6]	69,267	14,498
GNMA REMIC, Trust 2011-92, Class IX 1.446%, due 11/16/44[4,5,6,7]	37,500,000	3,497,266
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class XA 1.072%, due 06/15/44[4,5,6,7,8]	29,000,000	1,266,683
Total stripped mortgage-backed securities (cost—$6,807,205)		6,938,111

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Repurchase agreement—0.32%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $9,548 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $1,372,274 US Treasury Bills, zero coupon due 08/04/11 and $541,222 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$1,957,401); proceeds: $1,919,002 (cost—$1,919,000)	$1,919,000	$1,919,000
Total investments before investments sold short (cost—$914,132,013)— 152.40%		926,060,938

	Face amount	Value
Investments sold short—(43.61)%
FNMA TBA* 3.500%, TBA	$(19,000,000)	$(18,519,062)
4.000%, TBA	(168,000,000)	(170,487,500)
GNMA TBA 3.500%, TBA	(66,430,000)	(65,911,016)
4.500%, TBA	(2,000,000)	(2,131,250)
GNMA II TBA 3.500%, TBA	(8,000,000)	(7,937,500)
Total investments sold short (proceeds—$261,813,240)— (43.61)%		(264,986,328)
Liabilities in excess of other assets—(8.79)%		(53,425,022)
Net assets—100.00%		$607,649,588

Aggregate cost for federal income tax purposes before investments sold short was $914,567,790; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,910,229
Gross unrealized depreciation	(6,417,081)
Net unrealized appreciation	$11,493,148

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount designated as collateral for investments sold short.

2  Step bond that converts to the noted fixed rate at a designated future date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 7.58% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

6  Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Illiquid securities representing 1.15% of net assets as of July 31, 2011.

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represent 0.21% of net assets as of July 31, 2011, is considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PACE Select Advisors Trust

PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2011

Written options

Written option activity for the year ended July 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2010	558	$180,178
Options terminated in closing purchase transactions	(558)	(180,178)
Options outstanding at July 31, 2011	—	$—

Swaptions

Swaptions activity for the year ended July 31, 2011 was as follows:

Premiums received
Swaptions outstanding at July 31, 2010	$911,875
Swaptions terminated in closing purchase transactions	(911,875)
Swaptions outstanding at July 31, 2011	$—

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government national mortgage association certificates	$—	$188,323,733	$—	$188,323,733
Federal home loan mortgage corporation certificates	—	149,155,726	—	149,155,726
Federal housing administration certificates	—	—	1,078,815	1,078,815
Federal national mortgage association certificates	—	478,110,242	—	478,110,242
Collateralized mortgage obligations	—	63,584,937	20,359,302	83,944,239
Asset-backed securities	—	16,591,072	—	16,591,072
Stripped mortgage-backed securities	—	2,174,162	4,763,949	6,938,111
Repurchase agreement	—	1,919,000	—	1,919,000
Federal national mortgage association and government national mortgage association certificates sold short	—	(264,986,328)	—	(264,986,328)
Total	$—	$634,872,544	$26,202,066	$661,074,610

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2011:

	Federal housing administration certificates	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$1,257,578	$16,097,006	$—	$17,354,584
Purchases	1,136,643	27,649,650	4,641,894	33,428,187
Sales	(1,316,331)	(21,498,900)	—	(22,815,231)
Accrued discounts/(premiums)	(1,381)	66,011	(4,046)	60,584
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	2,306	(397,474)	126,101	(269,067)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3[1]	—	(1,556,991)	—	(1,556,991)
Ending balance	$1,078,815	$20,359,302	$4,763,949	$26,202,066

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2011 was $(206,927).

1  Transfers out of Level 3 represent the value at the end of the period. At July 31, 2011, a security was transferred from Level 3 to Level 2 as the valuation is based on observable inputs from an established pricing source.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 3.58%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.53%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Intermediate Government/Credit Index (the "benchmark") returned 4.12%, and the Lipper Short-Intermediate Investment Grade Debt Funds category posted a median return of 3.73%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio lagged its benchmark during the reporting period, primarily due to duration and yield curve positioning. (Duration measures a portfolio's sensitivity to interest rate changes, while the yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity). Conversely, out-of-benchmark allocations to sectors such as commercial mortgage-backed securities ("CMBS"), non-agency residential mortgage-backed securities ("MBS") and Treasury inflation-protected securities ("TIPS") boosted relative performance.

Specifically, it was the Portfolio's yield curve-flattening bias in the fall of 2010 that detracted from relative performance as the yield curve steepened in anticipation of the Federal Reserve Board's (the "Fed") efforts to stimulate the economy via a second Treasury purchase program, or quantitative easing ("QE2"). (A "steepening yield curve" is one in which long term bond yields increase relative to those of short-term bonds.) Interest rates were volatile, as the 10-year Treasury yield rose as high as 3.74% and as low as 2.39% over the period. Thus, the Portfolio's duration positioning experienced some positive and some negative months of performance. In aggregate, duration positioning was a modest detractor, most recently due to a short duration bias in May and July 2011.

The Portfolio's allocations to CMBS and non-agency MBS were the largest contributors to performance during the reporting period. The performances of both sectors were highly correlated with investors' appetite for risk. From August 2010 until April 2011, CMBS and non-agency MBS benefited from an increased demand for yield in a low interest rate environment. However, both sectors underperformed during periods of increased risk aversion.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Matthew Marra and Brian Weinstein

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

Inflation-linked strategies that we implemented in November 2010 contributed positively to performance. The Fed's second round of quantitative easing raised inflation expectations and caused the US dollar to depreciate. This, coupled with turmoil in the Middle East, sparked a sharp rise in commodity prices, leading to higher headline inflation across the globe. Against this backdrop, TIPS outperformed their nominal (non-TIPS) Treasury counterparts. Later in the reporting period, we eliminated a portion of the Portfolio's TIPS position to capture profits, as growth in the US began slowing and commodity prices declined, which served to reduce inflation expectations.

A number of derivative instruments were used during the reporting period. Futures were used to manage the overall duration and yield curve exposures of the Portfolio. Interest rate swaps were utilized to manage the Portfolio's overall duration and spread duration. Foreign exchange forward contracts were used to help us hedge foreign currency risk from buying bonds that are not denominated in US dollars. Furthermore, we used these forward contracts to opportunistically express our views on certain currencies. Credit default swaps were used to manage the credit risk of corporate bonds held in the Portfolio. Overall, the use of these derivatives contributed to performance during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Barclays Capital US Intermediate Government/Credit Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	3.24%	5.11%	3.47%
maximum sales charge	Class B2	2.46%	4.31%	3.00%[6]
or PACE Select	Class C3	2.80%	4.59%	2.95%
program fee	Class Y4	3.49%	5.37%	3.73%
	Class P5	3.58%	5.38%	3.74%
After deducting	Class A1	(1.44)%	4.15%	2.99%
maximum sales charge	Class B2	(2.54)%	3.97%	3.00%[6]
or PACE Select	Class C3	2.05%	4.59%	2.95%
program fee	Class P5	1.53%	3.29%	1.68%
Barclays Capital US Intermediate Government/Credit Index[7]		4.12%	6.15%	5.28%
Lipper Short-Intermediate Investment Grade Debt Funds median		3.73%	5.38%	4.48%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (1.50)%; 5-year period, 4.11%; 10-year period, 3.07%; Class B—1-year period, (2.65)%; 5-year period, 3.94%; 10-year period, 3.08%; Class C—1-year period, 1.85%; 5-year period, 4.55%; 10-year period, 3.02%; Class Y—1-year period, 3.39%; 5-year period, 5.36%; 10-year period, 3.81%; Class P—1-year period, 1.33%; 5-year period, 3.26%; 10-year period, 1.76%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.00% and 0.93%; Class B—1.82% and 1.68%; Class C—1.50% and 1.43%; Class Y—0.74% and 0.68%; and Class P—0.73% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Intermediate Government/Credit Index is an unmanaged subset of the Barclays Capital US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Weighted average duration	3.5 yrs.
Weighted average maturity	6.3 yrs.
Average coupon	3.99%
Net assets (mm)	$455.6
Number of holdings	253
Portfolio composition[1]	07/31/11
Bonds and notes	107.1%
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	(6.7)
Total	100.0%
Quality diversification[1]	07/31/11
US government and agency securities	40.7%
AAA	13.2
AA	6.3
A	14.9
BBB and below/non-rated	32.0
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	(6.7)
Total	100.0%
Asset allocation[1]	07/31/11
Corporate notes	47.2%
US government obligations	29.8
US government agency mortgage pass-through certificates	10.5
Collateralized mortgage obligations	9.2
Asset-backed securities	9.1
Non-US government obligations	1.3
Options, futures, swaps and forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	(6.7)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
US government obligations—29.84%
US Treasury Bonds 4.375%, due 05/15/41	8,985,000	$9,352,846
4.750%, due 02/15/41	7,775,000	8,612,025
6.250%, due 08/15/23	1,155,000	1,511,426
7.250%, due 08/15/22	985,000	1,381,770
8.125%, due 05/15/21	4,265,000	6,246,225
US Treasury Inflation Index Notes (TIPS) 2.000%, due 04/15/12	6,552,731	6,671,499
US Treasury Notes 0.375%, due 07/31/13	11,925,000	11,927,791
0.625%, due 07/15/14	13,170,000	13,198,842
1.500%, due 06/30/16[2]	17,956,000	18,093,543
1.500%, due 07/31/16	29,610,000	29,790,325
2.375%, due 05/31/18	21,020,000	21,453,643
3.125%, due 05/15/21	6,515,000	6,693,120
3.625%, due 02/15/20	920,000	999,637
Total US government obligations (cost—$133,746,919)		135,932,692
Federal farm credit bank certificate—1.38%
FFCB 2.625%, due 04/17/14 (cost—$5,992,529)	6,000,000	6,297,810
Federal home loan bank certificate—0.51%
FHLB 5.625%, due 06/13/16 (cost—$2,168,980)	2,085,000	2,336,507
Federal home loan mortgage corporation certificates*—2.96%
FHLMC 3.525%, due 09/30/19	10,490,000	10,640,227
5.000%, due 11/13/14	2,500,000	2,826,370
Total federal home loan mortgage corporation certificates (cost—$13,231,254)		13,466,597
Federal national mortgage association certificates*—5.62%
FNMA 1.625%, due 10/26/15	2,275,000	2,302,318
2.375%, due 04/11/16	5,795,000	6,009,125
3.383%, due 10/09/19[3]	1,290,000	932,468
3.607%, due 10/09/19[3]	910,000	657,787
4.625%, due 05/01/13	845,000	902,042
FNMA TBA 4.000%	11,700,000	11,882,812
4.500%	2,800,000	2,922,500
Total federal national mortgage association certificates (cost—$25,028,645)		25,609,052

	Face amount[1]	Value
Collateralized mortgage obligations—9.20%
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.661%, due 05/17/60[4,5]	2,015,000	$2,014,180
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4 6.186%, due 06/11/35	1,681,653	1,697,082
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 0.927%, due 11/25/34[4]	416,926	375,425
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.139%, due 07/25/34	899,109	807,061
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39[4]	2,400,000	2,527,755
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.387%, due 04/25/46[4]	473,817	268,533
CWCapital COBALT, Series 2007-C3, Class A4 5.816%, due 05/15/46[4]	840,000	914,835
Extended Stay America Trust, Series 2010-ESHA, Class A 2.951%, due 11/05/27[5]	1,910,869	1,892,127
Series 2010-ESHA, Class D 5.498%, due 11/05/27[5]	1,210,000	1,212,268
FNMA REMIC,* Trust 2005-109, Class PV 6.000%, due 10/25/32	1,102,259	1,220,577
Trust 2006-62, Class TA 5.500%, due 06/25/28	44,472	44,622
GNMA REMIC, Trust Series 2006-3, Class B 5.091%, due 01/16/37[4]	1,560,000	1,684,864
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.444%, due 03/10/39	990,000	1,063,137
Series 2007-GG11, Class A4 5.736%, due 12/10/49	1,451,000	1,558,860
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.649%, due 10/15/54[4,5]	2,390,000	2,393,462
JPMorgan Chase Commercial Mortgage Securities, Series 2003-ML1A, Class A2 4.767%, due 03/12/39	1,455,000	1,510,641
Series 2004-CB8, Class A1A 4.158%, due 01/12/39[5]	1,981,075	2,047,586
Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	2,092,170

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Collateralized mortgage obligations—(Concluded)
Series 2006-LDP8, Class AM 5.440%, due 05/15/45		1,315,000	$1,320,446
Series 2007-CB18, Class A3 5.447%, due 06/12/47		790,000	824,756
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2 5.875%, due 07/25/36		172,929	167,289
Series 2007-S1, Class 1A2 5.500%, due 03/25/22		136,340	133,176
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204%, due 12/12/49[4]		875,000	834,085
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42		2,075,000	2,232,549
Series 2007-IQ14, Class A4 5.692%, due 04/15/49[4]		2,000,000	2,148,659
Permanent Master Issuer PLC, Series 2006-1, Class 6A1 0.947%, due 04/15/20[4,6]	GBP	1,466,000	2,356,640
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14		405,523	431,668
Structured ARM Loan Trust, Series 2004-6, Class 4A1 2.520%, due 06/25/34		2,057,188	1,909,219
Series 2004-13, Class A2 0.487%, due 09/25/34		207,247	150,783
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[5]		538,174	519,748
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 0.307%, due 10/25/46[4]		988,690	985,745
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.575%, due 08/15/39[4]		706,011	706,413
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572%, due 10/15/48		1,385,000	1,505,490
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 1.033%, due 05/25/47[4]		533,651	359,691
Total collateralized mortgage obligations (cost—$41,325,489)			41,911,542
Asset-backed securities—9.12%
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840%, due 06/09/14		2,710,000	2,711,009

	Face amount[1]	Value
Asset-backed securities—(Continued)
Citibank Omni Master Trust, Series 2009, Class A14 2.937%, due 08/15/18[4,5]	1,080,000	$1,136,572
Series 2009-A8, Class A8 2.307%, due 05/16/16[4,5]	2,160,000	2,186,044
Series 2009-A17, Class A17 4.900%, due 11/15/18[5]	2,360,000	2,580,772
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.377%, due 06/25/36[4]	779,879	655,830
Credit Acceptance Auto Loan Trust, Series 2010-1, Class A 2.060%, due 04/16/18[5]	1,185,000	1,188,522
Ford Credit Floorplan Master Owner Trust, Series 2009-2, Class A 1.757%, due 09/15/14[4]	1,545,000	1,564,509
Lehman XS Trust, Series 2005-6, Class 1A1 0.447%, due 11/25/35[4]	456,601	213,330
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 1.003%, due 01/25/28[4]	3,300,000	3,208,008
Series 2008-5, Class A2 1.353%, due 10/25/16[4]	3,160,580	3,194,496
Series 2008-5, Class A3 1.553%, due 01/25/18[4]	1,100,000	1,124,381
Series 2008-5, Class A4 1.953%, due 07/25/23[4]	2,950,000	3,061,915
Series 2010-C, Class A1 1.857%, due 12/15/17[4,5]	946,264	952,507
Santander Consumer Acquired Receivables Trust, Series 2011-W0, Class A2 0.910%, due 11/15/13[5]	3,107,297	3,108,861
Series 2011-W0, Class C 3.190%, due 10/15/15[5]	1,070,000	1,071,829
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930%, due 06/17/13	3,380,000	3,382,558
Series 2010-B, Class A2 1.010%, due 07/15/13[5]	2,872,960	2,875,441
Series 2010-B, Class B 2.100%, due 09/15/14[5]	2,490,000	2,500,446
Series 2010-B, Class C 3.020%, due 10/17/16[5]	1,150,000	1,164,184
Series 2011-S1A, Class B 1.480%, due 05/15/17[5]	1,290,325	1,285,972
Series 2011-S1A, Class D 3.100%, due 05/15/17[5]	949,713	950,900
Series 2011-S2A, Class B 2.060%, due 06/15/17[5]	908,209	907,005

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Asset-backed securities—(Concluded)
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730%, due 08/15/36[5]	531,151	$525,840
Total asset-backed securities (cost—$41,565,947)		41,550,931
Corporate notes—47.15%
Airlines—0.29%
American Airlines, Inc. 10.500%, due 10/15/12	1,260,000	1,323,000
Automotive—0.74%
Asciano Finance Ltd. 5.000%, due 04/07/18[5]	1,050,000	1,096,485
Daimler Finance N.A. LLC MTN 5.750%, due 09/08/11	1,150,000	1,155,853
Delphi Corp. 5.875%, due 05/15/19[5]	1,134,000	1,142,505
		3,394,843
Banking-non-US—5.00%
Achmea Hypotheekbank N.V. 3.200%, due 11/03/14[5]	1,605,000	1,697,504
Bank of Nova Scotia 1.650%, due 10/29/15[5]	3,805,000	3,801,416
Canadian Imperial Bank of Commerce 2.750%, due 01/27/16[5]	3,190,000	3,307,545
Credit Suisse AG 5.400%, due 01/14/20	900,000	926,842
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[5]	1,300,000	1,343,550
DnB NOR Boligkreditt 2.100%, due 10/14/15[5]	1,700,000	1,707,936
Eksportfinans A/S 5.500%, due 05/25/16	1,275,000	1,481,350
Eksportfinans ASA 2.000%, due 09/15/15	3,090,000	3,137,994
HSBC Bank Brazil SA 4.000%, due 05/11/16[5]	2,275,000	2,297,750
Royal Bank of Canada MTN 2.300%, due 07/20/16[7]	1,325,000	1,330,696
Toronto-Dominion Bank 2.200%, due 07/29/15[5,7]	1,690,000	1,730,175
		22,762,758
Banking-US—3.31%
Bank of America Corp. 5.750%, due 12/01/17	2,775,000	2,967,443
Series 1 3.750%, due 07/12/16	2,175,000	2,183,933
Bank of America Corp. MTN 5.000%, due 05/13/21	825,000	816,583
Capital One Financial Corp. 4.750%, due 07/15/21	1,125,000	1,137,172
Discover Bank 8.700%, due 11/18/19	1,100,000	1,361,290

	Face amount[1]	Value
Corporate notes—(Continued)
Banking-US—(Concluded)
JPMorgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	$2,058,959
6.000%, due 10/01/17	1,450,000	1,633,173
State Street Capital Trust III 5.237%, due 09/12/11[4,8]	1,725,000	1,724,431
Wells Fargo & Co. 3.676%, due 06/15/16[9]	1,161,000	1,219,504
		15,102,488
Beverages—0.78%
Anheuser-Busch InBev Worldwide, Inc. 3.000%, due 10/15/12	3,365,000	3,454,795
5.375%, due 01/15/20	75,000	86,256
		3,541,051
Chemicals—0.52%
CF Industries, Inc. 7.125%, due 05/01/20	1,060,000	1,242,850
Nalco Co. 8.250%, due 05/15/17	615,000	691,875
The Dow Chemical Co. 4.250%, due 11/15/20	442,000	452,787
		2,387,512
Consumer products—0.34%
Reynolds Group Issuer, Inc. 8.500%, due 10/15/16[5,9]	1,505,000	1,568,963
Diversified financial services—1.19%
General Electric Capital Corp. 5.500%, due 01/08/20	1,220,000	1,339,485
General Electric Capital Corp. MTN 0.366%, due 04/10/12[4]	2,850,000	2,854,093
4.375%, due 09/16/20	1,190,000	1,208,933
		5,402,511
Electric-integrated—3.26%
Carolina Power & Light Co. 5.300%, due 01/15/19	975,000	1,109,540
Constellation Energy Group, Inc. 5.150%, due 12/01/20	846,000	890,556
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,976,279
EDP Finance BV 5.375%, due 11/02/12[5]	5,300,000	5,165,608
Florida Power Corp. 4.800%, due 03/01/13	340,000	361,423
IPALCO Enterprises, Inc. 5.000%, due 05/01/18[5]	1,600,000	1,587,960
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	626,739
Pacificorp 5.500%, due 01/15/19	1,400,000	1,616,628
Progress Energy, Inc. 5.625%, due 01/15/16	1,325,000	1,514,063
		14,848,796

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Corporate notes—(Continued)
Electronics—0.19%
Jabil Circuit, Inc. 5.625%, due 12/15/20	385,000	$379,225
7.750%, due 07/15/16	425,000	476,000
		855,225
Financial services—7.12%
Ally Financial, Inc. 4.500%, due 02/11/14	4,492,000	4,469,540
Citigroup, Inc. 3.953%, due 06/15/16	1,625,000	1,688,763
4.587%, due 12/15/15	5,150,000	5,495,488
Credit Suisse AG Guernsey 5.860%, due 05/15/17[4,8]	2,290,000	2,129,700
Goldman Sachs Group, Inc. 3.625%, due 02/07/16	2,025,000	2,049,995
5.250%, due 10/15/13	2,530,000	2,705,243
HSBC Holdings PLC 5.100%, due 04/05/21	1,100,000	1,155,368
JPMorgan Chase & Co. 3.150%, due 07/05/16	3,175,000	3,208,480
Morgan Stanley 3.800%, due 04/29/16	925,000	931,430
4.000%, due 07/24/15	520,000	536,428
4.200%, due 11/20/14	2,180,000	2,266,335
5.500%, due 07/28/21	550,000	566,914
Morgan Stanley MTN 5.625%, due 09/23/19	795,000	829,293
6.250%, due 08/28/17	740,000	818,087
Nomura Holdings, Inc. MTN 4.125%, due 01/19/16	1,030,000	1,059,882
SLM Corp. 5.679%, due 01/31/14[4]	1,700,000	1,659,999
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[5]	849,565	874,771
		32,445,716
Food products—0.47%
Kraft Foods, Inc. 6.000%, due 02/11/13	575,000	619,928
6.500%, due 08/11/17	1,275,000	1,531,785
		2,151,713
Gaming—0.60%
International Game Technology 7.500%, due 06/15/19	1,175,000	1,371,263
MGM Resorts International 13.000%, due 11/15/13	1,129,000	1,346,332
		2,717,595
Health care equipment & supplies—0.15%
Boston Scientific Corp. 5.125%, due 01/12/17	623,000	686,765
Hotels, restaurants & leisure—0.18%
Wyndham Worldwide Corp. 6.000%, due 12/01/16	750,000	814,244

	Face amount[1]	Value
Corporate notes—(Continued)
Insurance—2.29%
Fairfax Financial Holdings Ltd. 5.800%, due 05/15/21[5]	650,000	$642,627
Manulife Financial Corp. 3.400%, due 09/17/15	1,000,000	1,047,107
Metropolitan Life Global Funding I 2.875%, due 09/17/12[5]	2,050,000	2,094,319
5.125%, due 04/10/13[5]	1,850,000	1,966,380
5.125%, due 06/10/14[5]	245,000	268,830
Pricoa Global Funding I 5.400%, due 10/18/12[5]	2,175,000	2,290,866
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	350,000	353,131
4.500%, due 11/15/20	375,000	386,669
4.750%, due 09/17/15	360,000	391,707
5.800%, due 06/15/12	975,000	1,014,635
		10,456,271
Media—2.62%
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16	1,840,000	2,171,200
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17	625,000	679,688
COX Communications, Inc. 7.125%, due 10/01/12	350,000	374,242
DIRECTV Holdings/Financing 3.500%, due 03/01/16	2,300,000	2,420,476
4.600%, due 02/15/21	47,000	48,902
5.875%, due 10/01/19	615,000	701,335
Discovery Communications LLC 3.700%, due 06/01/15	610,000	651,086
Dish DBS Corp. 6.625%, due 10/01/14	1,050,000	1,119,563
Interpublic Group of Cos., Inc. 6.250%, due 11/15/14	561,000	624,113
10.000%, due 07/15/17	1,683,000	1,990,147
News America, Inc. 4.500%, due 02/15/21[5]	580,000	579,857
8.500%, due 02/23/25	200,000	254,726
9.500%, due 07/15/24	225,000	308,266
		11,923,601
Medical providers—1.75%
Coventry Health Care, Inc. 5.450%, due 06/15/21	825,000	873,137
HCA, Inc. 6.500%, due 02/15/20	1,675,000	1,700,125
9.250%, due 11/15/16	2,109,000	2,250,040
Life Technologies Corp. 5.000%, due 01/15/21	1,243,000	1,305,719
6.000%, due 03/01/20	213,000	239,666
Tenet Healthcare Corp. 8.875%, due 07/01/19	614,000	678,470

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Corporate notes—(Continued)
Medical providers—(Concluded)
WellPoint, Inc. 7.000%, due 02/15/19	750,000	$915,662
		7,962,819
Metals & mining—1.06%
Alcoa, Inc. 5.400%, due 04/15/21	1,400,000	1,455,299
Barrick Gold Corp. 4.400%, due 05/30/21[5]	1,375,000	1,427,984
Codelco, Inc. 3.750%, due 11/04/20[5]	675,000	672,202
Rio Tinto Finance USA Ltd. 3.500%, due 11/02/20	752,000	750,616
Teck Resources Ltd. 6.250%, due 07/15/41	475,000	509,629
		4,815,730
Multi-line insurance—0.37%
American International Group, Inc. 5.450%, due 05/18/17	600,000	636,012
Genworth Financial, Inc. 7.625%, due 09/24/21	110,000	105,050
MetLife, Inc. 7.717%, due 02/15/19	750,000	931,258
		1,672,320
Oil & gas—4.36%
Anadarko Petroleum Corp. 5.750%, due 06/15/14	600,000	666,447
5.950%, due 09/15/16	2,370,000	2,732,290
6.375%, due 09/15/17	525,000	618,891
6.450%, due 09/15/36	148,000	161,313
7.625%, due 03/15/14	300,000	345,295
BP Capital Markets PLC 3.125%, due 03/10/12	1,690,000	1,715,173
3.200%, due 03/11/16	2,325,000	2,437,932
Continental Resources, Inc. 8.250%, due 10/01/19	2,035,000	2,238,500
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, due 11/01/15[5]	653,000	674,223
KeySpan Gas East Corp. 5.819%, due 04/01/41[5]	1,100,000	1,181,863
Linn Energy LLC 6.500%, due 05/15/19[5]	1,132,000	1,130,585
Marathon Petroleum Corp. 6.500%, due 03/01/41[5]	304,000	326,357
Nexen, Inc. 6.400%, due 05/15/37	359,000	386,736
7.500%, due 07/30/39	600,000	730,085
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[5]	1,092,000	1,150,968
Pride International, Inc. 6.875%, due 08/15/20	975,000	1,173,192

	Face amount[1]	Value
Corporate notes—(Continued)
Oil & gas—(Concluded)
Southwestern Energy Co. 7.500%, due 02/01/18	1,894,000	$2,182,835
		19,852,685
Oil refining—0.20%
Canadian Natural Resources Ltd. 6.500%, due 02/15/37	620,000	731,522
Valero Energy Corp. 6.125%, due 02/01/20	175,000	199,759
		931,281
Oil services—0.88%
Petrobras International Finance Co. 3.875%, due 01/27/16	1,505,000	1,560,620
5.750%, due 01/20/20	2,120,000	2,324,624
5.875%, due 03/01/18	95,000	105,773
		3,991,017
Packaging & containers—0.20%
Ball Corp. 7.125%, due 09/01/16	816,000	894,540
Paper & forest products—0.73%
Domtar Corp. 7.125%, due 08/15/15	172,000	191,780
Georgia-Pacific LLC 8.250%, due 05/01/16[5]	925,000	1,052,862
International Paper Co. 7.300%, due 11/15/39	460,000	528,601
7.950%, due 06/15/18	1,250,000	1,536,821
		3,310,064
Pharmaceuticals—0.20%
Omnicare, Inc. 6.875%, due 12/15/15	884,000	908,310
Pipelines—1.54%
El Paso Pipeline Partners Operating Co. LLC 4.100%, due 11/15/15	725,000	767,641
6.500%, due 04/01/20	235,000	270,151
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,525,000	1,575,499
5.200%, due 09/01/20[7]	1,000,000	1,093,511
Spectra Energy Partners LP 2.950%, due 06/15/16	2,275,000	2,312,378
The Williams Cos., Inc. 8.750%, due 03/15/32[9]	750,000	984,853
		7,004,033
Real estate investment trusts—0.96%
Developers Diversified Realty Corp. 7.875%, due 09/01/20	1,556,000	1,841,305
ERP Operating LP 6.625%, due 03/15/12	780,000	807,430
Rouse Co. LP 6.750%, due 05/01/13[5]	1,087,000	1,130,480

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Corporate notes—(Continued)
Real estate investment trusts—(Concluded)
UDR, Inc. MTN 4.250%, due 06/01/18		600,000	$609,385
			4,388,600
Retail—0.96%
Dollar General Corp. 11.875%, due 07/15/17[10]		1,002,000	1,137,270
Home Depot, Inc. 4.400%, due 04/01/21		1,021,000	1,069,852
Macy's Retail Holdings, Inc. 5.750%, due 07/15/14		547,000	604,642
5.875%, due 01/15/13		192,000	203,991
7.450%, due 07/15/17		1,118,000	1,347,458
			4,363,213
Road & rail—0.19%
CSX Corp. 4.250%, due 06/01/21		832,000	860,834
Special purpose entity—1.11%
Capital One Multi-Asset, Series 4-3C 6.625%, due 06/17/14[4]	GBP	350,000	602,943
Crown Castle Towers LLC 6.113%, due 01/15/20[5]		1,805,000	2,015,674
Novus USA Trust, Series 2010-1 1.511%, due 11/18/11[4,5]		2,475,000	2,460,598
			5,079,215
Telecommunications—2.17%
Qwest Corp. 6.500%, due 06/01/17		435,000	476,325
7.500%, due 10/01/14		194,000	219,220
7.625%, due 06/15/15		115,000	132,250
8.375%, due 05/01/16		350,000	414,750
Rogers Communications, Inc. 6.250%, due 06/15/13		825,000	902,887
SBA Tower Trust 4.254%, due 04/15/15[5,9]		1,200,000	1,271,073
Telefonica Emisiones SAU 5.855%, due 02/04/13		925,000	969,037
6.421%, due 06/20/16		950,000	1,042,709
Verizon Communications, Inc. 8.750%, due 11/01/18		1,555,000	2,084,734
Verizon New Jersey, Inc. 5.875%, due 01/17/12		2,030,000	2,077,790
Virgin Media Secured Finance PLC 5.500%, due 01/15/21[5]	GBP	190,000	311,876
			9,902,651
Telephone-integrated—0.41%
Qwest Communications International, Inc. 7.125%, due 04/01/18		1,197,000	1,280,790
8.000%, due 10/01/15		548,000	595,950
			1,876,740

	Face amount[1]	Value
Corporate notes—(Concluded)
Utilities—0.50%
Tennessee Valley Authority 5.250%, due 09/15/39	2,095,000	$2,296,568
Wireless telecommunications—0.51%
Vodafone Group PLC 4.150%, due 06/10/14	2,150,000	2,321,028
Total corporate notes (cost—$207,556,420)		214,814,700
Non-US government obligations—1.30%
Israel Government AID Bond 5.500%, due 09/18/23	2,480,000	2,952,209
Russian Foreign Bond 7.500%, due 03/31/30[6,9]	1,894,350	2,266,590
United Mexican States 5.125%, due 01/15/20	630,000	694,575
Total non-US government obligations (cost—$5,564,982)		5,913,374
Repurchase agreement—6.70%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $151,746 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $21,810,503 US Treasury Bills, zero coupon due 08/04/11 and $8,602,013 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$31,110,328); proceeds: $30,500,025 (cost—$30,500,000)	30,500,000	30,500,000
	Number of contracts/ Notional amount
Options purchased—0.01%
Call options purchased—0.00%
US Treasury Note 10 Year Futures, strike @ $124.50, expires 08/26/11	13	8,125
Put options purchased—0.01%
3 Month USD LIBOR[11] Interest Rate Swap, strike @ 2.550%, expires 08/19/11 (Counterparty: Credit Suisse; receive floating rate); underlying swap terminates 08/23/16	12,900,000	26
US Treasury Note 5 Year Futures, strike @ $116.00, expires 08/26/11	25	391
US Treasury Note 5 Year Futures, strike @ $117.00, expires 08/26/11	61	1,906

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

	Number of contracts	Value
Options purchased—(Concluded)
Put options purchased—(Concluded)
US Treasury Note 10 Year Futures, strike @ $117.50, expires 08/26/11	212	$9,938
US Treasury Note 10 Year Futures, strike @ $118.50, expires 08/26/11	118	7,375
US Treasury Note 10 Year Futures, strike @ $124.50, expires 08/26/11	13	23,562
		43,198
Total options (cost—$255,570)		51,323

	Number of shares	Value
Investment of cash collateral from securities loaned—0.92%
Money market fund—0.92%
UBS Private Money Market Fund LLC[12] (cost—$4,196,400)	4,196,400	$4,196,400
Total investments (cost—$511,133,135)— 114.71%		522,580,928
Liabilities in excess of other assets—(14.71)%		(67,013,558)
Net assets—100.00%		$455,567,370

Aggregate cost for federal income tax purposes was $511,467,914; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,912,864
Gross unrealized depreciation	(1,799,850)
Net unrealized appreciation	$11,113,014

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Zero coupon bond. The rate shown represents the annualized yield at the date of purchase.

4  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 18.11% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2011, the value of these securities amounted to 1.01% of net assets.

7  Security, or portion thereof, was on loan at July 31, 2011.

8  Perpetual bond security. The maturity date reflects the next call date.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Payment-in-kind security for which interest may be paid in cash or additional securities, at the discretion of the issuer.

11  3 Month LIBOR at July 31, 2011 was 0.256%

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$1,702,277	$808,542,911	$806,048,788	$4,196,400	$2,973

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
692	USD	US Treasury Note 2 Year Futures	September 2011	$151,623,806	$152,185,938	$562,132
Interest rate futures buy contracts:
65	AUD	Australian Treasury Bond 10 Year Futures	September 2011	7,563,994	7,811,139	247,145
				$159,187,800	$159,997,077	$809,277
				Proceeds
US Treasury futures sell contracts:
56	USD	Ultra Long-Term US Treasury Bond Futures	September 2011	$7,195,894	$7,388,500	$(192,606)
75	USD	US Treasury Bond 30 Year Futures	September 2011	9,286,381	9,609,375	(322,994)
129	USD	US Treasury Note 5 Year Futures	September 2011	15,262,089	15,666,446	(404,357)
184	USD	US Treasury Note 10 Year Futures	September 2011	22,754,739	23,126,500	(371,761)
Interest rate futures sell contracts:
43	AUD	Australian Treasury Bond 3 Year Futures	September 2011	4,869,227	4,934,922	(65,695)
				$59,368,330	$60,725,743	$(1,357,413)
						$(548,136)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP Paribas SA	CAD	3,347,798	JPY	273,025,000	09/08/11	$47,121
Citibank N.A.	EUR	1,575,000	USD	2,273,300	08/15/11	10,818
Citibank N.A.	EUR	1,590,000	USD	2,277,634	08/23/11	(6,002)
Citibank N.A.	JPY	251,250,000	USD	3,136,320	09/07/11	(128,836)
Citibank N.A.	JPY	273,025,000	CAD	3,326,924	09/08/11	(68,952)
Citibank N.A.	USD	2,231,197	EUR	1,575,000	08/15/11	31,285
Citibank N.A.	USD	4,456,388	EUR	3,180,000	08/23/11	110,883
Citibank N.A.	USD	3,136,262	JPY	251,250,000	09/07/11	128,895
Deutsche Bank AG London	EUR	1,590,000	USD	2,285,178	08/23/11	1,543
Deutsche Bank AG London	EUR	1,630,000	USD	2,301,247	09/15/11	(38,548)
Deutsche Bank AG London	USD	2,298,033	EUR	1,630,000	09/15/11	41,762
Royal Bank of Scotland PLC	GBP	1,960,500	USD	3,132,618	10/07/11	(83,196)
						$46,773

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio†		Payments received by the Portfolio†		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Credit Suisse International	USD	7,200	04/19/41	4.264%		0.256%[13]		$—	$(609,238)	$(609,238)
Credit Suisse International	USD	15,300	04/20/16	2.259		0.256	[13]	—	(519,887)	(519,887)
Goldman Sachs Bank USA	USD	26,200	04/28/13	0.815		0.256	[13]	—	(121,862)	(121,862)
Goldman Sachs Bank USA	USD	37,000	05/23/13	0.779		0.256	[13]	—	(146,772)	(146,772)
Goldman Sachs Bank USA	USD	5,100	04/28/16	2.249		0.256	[13]	—	(169,798)	(169,798)
Goldman Sachs Bank USA	USD	2,300	05/23/21	0.256	[13]	3.328		—	88,664	88,664
Goldman Sachs Bank USA	USD	1,700	05/24/41	4.090		0.256	[13]	—	(89,560)	(89,560)
								$—	$(1,568,453)	$(1,568,453)

13  Rate based on 3 Month LIBOR (USD on London Interbank Offered Rate).

†  Payments made/received are based on the notional amount.

Credit default swaps on corporate issues—sell protection14

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio[17]	Upfront payments received	Value	Unrealized appreciation	Credit spread[15]
Credit Suisse First Boston	USD	2,200	09/20/16	—	[16]	1.000%	$29,863	$(19,937)	$9,926	1.19%

14  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

15  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

16  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Pacific Gas & Electric Co. bond, 4.800%, due 03/01/14.

17  Payments received are based on the notional amount.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2011

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$135,932,692	$—	$135,932,692
Federal farm credit bank certificate	—	6,297,810	—	6,297,810
Federal home loan bank certificate	—	2,336,507	—	2,336,507
Federal home loan mortgage corporation certificates	—	13,466,597	—	13,466,597
Federal national mortgage association certificates	—	25,609,052	—	25,609,052
Collateralized mortgage obligations	—	41,911,542	—	41,911,542
Asset-backed securities	—	41,550,931	—	41,550,931
Corporate notes	—	214,814,700	—	214,814,700
Non-US government obligations	—	5,913,374	—	5,913,374
Repurchase agreement	—	30,500,000	—	30,500,000
Options purchased	51,297	26	—	51,323
Investment of cash collateral from securities loaned	—	4,196,400	—	4,196,400
Futures contracts, net	(548,136)	—	—	(548,136)
Forward foreign currency contracts, net	—	46,773	—	46,773
Swap agreements, net	—	(1,588,390)	—	(1,588,390)
Total	$(496,839)	$520,988,014	$—	$520,491,175

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	87.2%
Canada	2.9
United Kingdom	2.8
Netherlands	1.3
Norway	1.2
Cayman Islands	0.8
Brazil	0.7
Switzerland	0.6
Israel	0.6
Russian Federation	0.4
Spain	0.4
Australia	0.4
Ireland	0.3
Japan	0.2
Mexico	0.1
Chile	0.1
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 6.88%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 4.76%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Government/Credit Index (the "benchmark") returned 4.52%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 5.13%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 43. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period, helped by a focus on sectors that provided attractive risk-adjusted yields versus Treasuries. An emphasis on agency mortgage-backed securities ("MBS") was a contributor to performance, as this sector outperformed Treasuries during the reporting period. Within agency MBS, tactical coupon selection enhanced returns. Holdings of senior non-agency MBS were beneficial for the Portfolio, as the sector gained from limited supply in conjunction with strong investor demand for higher yielding assets.

An underweight to the corporate bond sector detracted from relative returns, as it outperformed like-duration Treasuries. This negative effect was partially offset by an allocation to high-yield corporate bonds, which outperformed investment-grade corporate bonds.

During the first half of the period, a longer-than-benchmark US duration had a negative impact on relative returns as US interest rates rose. A shorter-than-benchmark US duration during the second half of the period also detracted from relative returns, amid falling US interest rates. Duration exposure outside of the US, particularly in the UK, Australia and Canada, contributed to performance as interest rates fell in these markets over the period. (Duration measures a portfolio's sensitivity to interest rate changes.)

A number of derivative instruments were used during the reporting period. Interest rate swaps were used to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

used to manage credit exposure in lieu of the direct buying or selling of securities. Options were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Mortgage derivatives were used to manage portfolio duration or enhance yield. Government futures were used to adjust interest rate exposures and replicate government bond positions. Money market futures were used to manage exposures at the front end of the yield curve. Foreign exchange futures contracts were used to manage our currency exposures. Overall, the use of these derivatives was beneficial during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Barclays Capital US Government/Credit Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	6.54%	8.67%	6.77%
maximum sales charge	Class B2	5.82%	7.86%	6.29%[6]
or PACE Select	Class C3	6.10%	8.15%	6.26%
program fee	Class Y4	6.80%	9.01%	7.08%
	Class P5	6.88%	8.95%	7.06%
After deducting	Class A1	1.72%	7.68%	6.28%
maximum sales charge	Class B2	0.82%	7.56%	6.29%[6]
or PACE Select	Class C3	5.35%	8.15%	6.26%
program fee	Class P5	4.76%	6.79%	4.94%
Barclays Capital US Government/Credit Index[7]		4.52%	6.48%	5.68%
Lipper Intermediate Investment Grade Debt Funds median		5.13%	6.36%	5.30%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 1.18%; 5-year period, 7.57%; 10-year period, 6.43%; Class B—1-year period, 0.27%; 5-year period, 7.45%; 10-year period, 6.43%; Class C—1-year period, 4.71%; 5-year period, 8.03%; 10-year period, 6.39%; Class Y—1-year period, 6.22%; 5-year period, 8.89%; 10-year period, 7.23%; Class P—1-year period, 4.11%; 5-year period, 6.66%; 10-year period, 5.07%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.09% and 1.06%; Class B—1.90% and 1.81%; Class C—1.56% and 1.56%; Class Y—0.85% and 0.81%; and Class P—0.87% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal  value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend  dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Weighted average duration	5.9 yrs.
Weighted average maturity	7.7 yrs.
Average coupon	4.07%
Net assets (mm)	$818.7
Number of holdings	305
Portfolio composition[1]	07/31/11
Bonds, notes and loan assignments	87.7%
Preferred stock	0.8
Swaptions, futures, swaps and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	11.2
Total	100.0%
Quality diversification[1]	07/31/11
US government and agency securities	40.4%
AAA	5.6
AA	4.9
A	10.8
BBB	7.5
BB	6.8
B	1.6
Below B/non-rated	10.1
Preferred stock	0.8
Swaptions, futures, swaps and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	11.2
Total	100.0%
Asset allocation[1]	07/31/11
Collateralized mortgage obligations	25.3%
Corporate notes	24.8
US government obligations	21.0
Non-US government obligations	6.2
US government agency mortgage pass-through certificates	2.9
Municipal bonds and notes	2.8
Loan assignments	2.4
Asset-backed securities	2.3
Preferred stock	0.8
Swaptions, futures, swaps and forward foreign currency contracts	0.3
Cash equivalents and other assets less liabilities	11.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
US government obligations—21.02%
US Treasury Bonds 4.375%, due 05/15/41	5,900,000	$6,141,546
8.000%, due 11/15/21[2]	25,500,000	37,281,791
US Treasury Notes 1.500%, due 07/31/16	78,600,000	79,078,674
3.125%, due 05/15/21	48,300,000	49,620,522
Total US government obligations (cost—$169,408,594)		172,122,533
Government national mortgage association certificates—0.02%
GNMA 8.000%, due 06/15/17	30,020	33,535
8.000%, due 07/15/17	15,078	17,195
8.000%, due 09/15/17	19,091	21,236
8.000%, due 11/15/17	41,086	46,271
GNMA II ARM 2.125%, due 11/20/23	6,843	7,059
2.375%, due 01/20/26	15,638	16,181
2.625%, due 07/20/25	8,731	9,077
3.375%, due 05/20/26	26,219	27,193
Total government national mortgage association certificates (cost—$160,017)		177,747
Federal home loan mortgage corporation certificates*—0.21%
FHLMC 7.645%, due 05/01/25	1,317,437	1,515,053
FHLMC ARM 5.700%, due 03/01/36	172,550	186,780
Total federal home loan mortgage corporation certificates (cost—$1,493,882)		1,701,833
Federal housing administration certificates—0.01%
FHA GMAC 7.430%, due 06/01/21	40,698	40,698
FHA Reilly 7.430%, due 10/01/20	12,549	12,549
Total federal housing administration certificates (cost—$56,683)		53,247
Federal national mortgage association certificates*—2.66%
FNMA 3.500%, due 12/01/25	1,897,784	1,953,573
3.500%, due 11/01/40	321,497	314,719
3.500%, due 12/01/40	658,640	644,754
4.000%, due 02/01/41	992,627	1,009,544
5.396%, due 11/01/34	11,400,511	12,550,702
6.000%, due 10/01/36	51,954	57,429
6.000%, due 12/01/37	421,827	465,227

	Face amount[1]	Value
Federal national mortgage association certificates*—(Concluded)
FNMA ARM 1.678%, due 08/01/40	122,565	$124,171
2.507%, due 05/01/27	41,941	44,321
2.522%, due 04/01/27	32,855	34,565
2.907%, due 05/01/30	118,219	124,186
5.158%, due 10/01/35	297,474	315,993
5.215%, due 09/01/35	287,946	307,462
5.332%, due 11/01/35	405,024	436,336
5.375%, due 01/01/36	420,351	452,558
5.513%, due 03/01/36	281,944	304,525
5.552%, due 01/01/36	228,032	244,213
5.603%, due 12/01/35	229,962	248,673
5.620%, due 02/01/36	489,652	529,049
5.633%, due 03/01/36	200,783	215,018
5.638%, due 03/01/36	305,033	329,500
5.728%, due 03/01/36	341,140	368,737
5.816%, due 06/01/36	69,986	75,950
FNMA ARM COFI 3.250%, due 11/01/26	93,610	92,674
FNMA TBA 6.000%	500,000	548,574
Total federal national mortgage association certificates (cost—$20,462,036)		21,792,453
Collateralized mortgage obligations—25.31%
ARM Trust, Series 2005-5, Class 2A1 2.886%, due 09/25/35	414,999	295,064
Banc of America Funding Corp., Series 2005-D, Class A1 2.758%, due 05/25/35[3]	3,396,092	3,224,787
Series 2007-3, Class 2A1 5.500%, due 09/25/34	1,063,928	1,053,919
Banc of America Large Loan, Series 2010-HLTN, Class HLTN 1.937%, due 11/15/15[3,4]	3,208,583	2,977,704
Series 2010-UB5, Class A4A 5.671%, due 02/17/51[3,4]	2,500,000	2,745,196
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.460%, due 07/20/32[3]	6,648	6,201
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.412%, due 10/25/33[3]	40,047	31,758
Series 2004-9, Class 2A1 3.037%, due 09/25/34[3]	1,020,568	742,347
Series 2005-7, Class 22A1 2.870%, due 09/25/35[3]	1,562,299	1,108,754
Series 2006-1, Class 21A2 2.736%, due 02/25/36[3]	1,587,654	653,058

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
Bear Stearns ARM Trust, Series 2003-1, Class 5A1 5.535%, due 04/25/33	32,867	$31,568
Series 2003-1, Class 6A1 2.727%, due 04/25/33	95,628	85,113
Series 2003-5, Class 2A1 2.610%, due 08/25/33	615,788	587,543
Series 2004-3, Class 1A2 2.802%, due 07/25/34	479,375	396,183
Series 2004-6, Class 2A1 3.013%, due 09/25/34	2,204,759	1,848,615
Series 2004-7, Class 1A1 3.349%, due 10/25/34	597,630	470,254
Series 2004-9, Class 22A1 3.574%, due 11/25/34	65,974	61,651
Series 2005-2, Class A1 2.710%, due 03/25/35	2,052,696	1,890,228
Series 2005-5, Class A2 2.400%, due 08/25/35	3,584,689	3,208,817
Series 2005-9, Class A1 2.560%, due 10/25/35	1,618,363	1,383,723
Series 2005-10, Class A1 2.810%, due 10/25/35	503,612	497,886
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	3,227,000	2,931,497
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	2,744,554	2,745,139
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.326%, due 08/25/35[3]	4,179,946	4,014,533
Series 2005-6, Class A2 2.450%, due 08/25/35[3]	239,720	204,579
Series 2005-6, Class A3 2.100%, due 08/25/35[3]	42,742	39,328
Series 2005-11, Class A1A 2.660%, due 12/25/35[3]	1,044,358	916,499
Series 2006-AR1, Class 1A1 2.660%, due 10/25/35[3]	5,398,169	4,345,585
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	369,591	387,354
Series 2005-62, Class 2A1 1.263%, due 12/25/35[3]	684,938	421,721
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,560,041	997,012
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 6.500%, due 01/25/34[3,4]	1,363,412	1,379,609
Series 2004-12, Class 11A1 2.803%, due 08/25/34[3]	767,396	560,622
Series 2004-12, Class 11A2 2.803%, due 08/25/34[3]	493,326	373,550
Series 2004-12, Class 12A1 2.779%, due 08/25/34[3]	182,134	143,611

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
Series 2005-HYB9, Class 5A1 2.528%, due 02/20/36[3]	463,893	$320,637
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	97,542	109,458
Series 1367, Class KA 6.500%, due 09/15/22	1,982	2,235
Series 1502, Class PX 7.000%, due 04/15/23	535,937	613,546
Series 1503, Class PZ 7.000%, due 05/15/23	187,787	214,465
Series 1534, Class Z 5.000%, due 06/15/23	193,920	193,883
Series 1548, Class Z 7.000%, due 07/15/23	140,372	160,590
Series 1562, Class Z 7.000%, due 07/15/23	225,262	257,584
Series 1694, Class Z 6.500%, due 03/15/24	105,149	114,697
Series 2061, Class Z 6.500%, due 06/15/28	376,233	399,689
Series 2400, Class FQ 0.687%, due 01/15/32[3]	182,590	182,670
Series 2579, Class DZ 5.000%, due 03/15/34	7,209,091	7,858,354
Series 2764, Class LZ 4.500%, due 03/15/34	2,780,220	2,795,371
Series 2764, Class ZG 5.500%, due 03/15/34	5,233,995	5,829,964
Series 2835, Class JZ 5.000%, due 08/15/34	3,272,532	3,586,324
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,724,120
Series 2983, Class TZ 6.000%, due 05/15/35	6,219,522	7,006,868
Series 3149, Class CZ 6.000%, due 05/15/36	8,661,573	9,888,600
Series G23, Class KZ 6.500%, due 11/25/23	147,630	168,795
Series T-054, Class 2A 6.500%, due 02/25/43	989,415	1,113,711
Series T-058, Class 2A 6.500%, due 09/25/43	3,685,913	4,241,411
Series T-075, Class A1 0.227%, due 12/25/36[3]	2,152,711	2,139,732
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.754%, due 08/25/35[3]	112,043	92,305
FNMA REMIC,* Series 1991-065, Class Z 6.500%, due 06/25/21	8,574	9,465
Series 1992-040, Class ZC 7.000%, due 07/25/22	23,154	25,998
Series 1992-129, Class L 6.000%, due 07/25/22	10,834	12,076

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
Series 1993-037, Class PX 7.000%, due 03/25/23	29,803	$33,871
Series 1993-060, Class Z 7.000%, due 05/25/23	162,735	185,735
Series 1993-065, Class ZZ 7.000%, due 06/25/13	74,193	76,586
Series 1993-070, Class Z 6.900%, due 05/25/23	25,824	29,426
Series 1993-096, Class PZ 7.000%, due 06/25/23	159,989	182,765
Series 1993-160, Class ZB 6.500%, due 09/25/23	55,929	57,702
Series 1993-163, Class ZB 7.000%, due 09/25/23	14,575	15,730
Series 1994-023, Class PX 6.000%, due 08/25/23	249,698	278,326
Series 1998-066, Class FG 0.487%, due 12/25/28[3]	102,174	101,795
Series 1998-M7, Class Z 6.390%, due 05/25/36	7,665	7,660
Series 1999-W4, Class A9 6.250%, due 02/25/29	794,719	904,888
Series 2000-034, Class F 0.637%, due 10/25/30[3]	14,124	14,070
Series 2002-080, Class A1 6.500%, due 11/25/42	1,846,633	1,994,941
Series 2003-064, Class AH 6.000%, due 07/25/33	9,789,714	10,986,444
Series 2003-106, Class US 8.794%, due 11/25/23[5,6]	141,532	140,964
Series 2003-W8, Class 2A 7.000%, due 10/25/42	131,078	157,744
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	2,233,307	2,489,352
Series 2004-W8, Class 2A 6.500%, due 06/25/44	2,089,175	2,397,982
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,560,929	1,688,144
Series 2005-116, Class TZ 5.500%, due 01/25/36	7,471,754	8,324,891
Series 2005-120, Class ZU 5.500%, due 01/25/36	8,151,005	9,096,843
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	3,201,496
GNMA REMIC, Trust Series 2000-009, Class FG 0.787%, due 02/16/30[3]	129,458	129,841
Trust Series 2002-031, Class FW 0.587%, due 06/16/31[3]	132,474	132,588
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	15,822,594	17,899,295
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	6,794,771	7,570,519
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 1.142%, due 03/06/20[3,4]	1,970,078	1,951,285

	Face amount[1]	Value
Collateralized mortgage obligations—(Continued)
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.780%, due 09/25/35[3]	1,969,706	$1,848,900
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 0.537%, due 01/19/35[3]	132,188	79,810
Series 2005-4, Class 3A1 2.770%, due 07/19/35[3]	694,875	513,245
Housing Security, Inc., Series 1992-8, Class B 3.194%, due 06/25/24[3]	262,229	253,734
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.460%, due 01/20/17[3,7]	285,194	291,725
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.397%, due 04/25/46[3]	1,985,073	878,629
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.637%, due 12/25/36[3]	1,745,506	609,452
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	158,015	158,632
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,143,145
Sequoia Mortgage Trust, Series 2005-4, Class 2A1 2.780%, due 04/20/35[3]	2,729,467	2,514,625
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	296,591	329,560
Series 2000-20K, Class 1 7.220%, due 11/01/20	474,346	529,838
Series 2001-P10B, Class 1 6.344%, due 08/10/11	77,615	77,758
Series 2002-20K, Class 1 5.080%, due 11/01/22	2,325,767	2,511,596
Series 2003-20I, Class 1 5.130%, due 09/01/23	460,353	497,914
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,237,638	1,344,363
Series 2004-P10A, Class 1 4.504%, due 02/10/14	1,298,772	1,364,018
Series 2005-20H, Class 1 5.110%, due 08/01/25	1,638,543	1,781,830
Series 2007-20D, Class 1 5.320%, due 04/01/27	4,725,529	5,179,437
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.533%, due 07/25/34	1,361,711	1,209,391
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.847%, due 09/19/32[3]	428,282	364,222

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Collateralized mortgage obligations—(Concluded)
Series 2006-AR3, Class 11A1 0.397%, due 04/25/36[3]	4,947,905	$3,108,576
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	1,961,968	1,932,908
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.663%, due 06/25/42[3]	59,036	47,235
Series 2005-AR1, Class A1A 0.507%, due 01/25/45[3]	157,875	127,197
Series 2005-AR2, Class 2A1A 0.497%, due 01/25/45[3]	185,621	149,681
Series 2006-AR2, Class 2A1 5.675%, due 03/25/36[3]	2,000,493	1,767,178
Series 2006-AR7, Class 3A 2.860%, due 07/25/46[3]	2,841,487	2,059,782
Series 2006-AR9, Class 1A 1.263%, due 08/25/46[3]	1,971,882	1,307,032
Series 2006-AR9, Class 2A 2.860%, due 08/25/46[3]	1,543,370	1,157,518
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.687%, due 12/25/33[3]	837,827	845,070
Series 2004-CC, Class A1 4.903%, due 01/25/35[3]	353,872	340,437
Series 2006-AR2, Class 2A1 2.747%, due 03/25/36[3]	2,401,204	2,097,603
Series 2006-AR8, Class 1A1 2.802%, due 04/25/36[3]	1,028,789	921,336
Total collateralized mortgage obligations (cost—$199,774,165)		207,217,816
Asset-backed securities—2.29%
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A1 0.287%, due 09/25/47[3]	434,649	426,924
Credit Suisse Mortgage Capital Certificate 2010-UD1 5.946%, due 12/18/49[3,4]	1,200,000	1,353,898
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[8]	730,111	436,526
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.027%, due 09/15/29[3]	60,720	47,321
EFS Volunteer LLC, Series 2010-1, Class A1 1.103%, due 10/26/26[3,4]	820,957	816,241
Landmark V CDO Ltd. Series 2005-1A, Class A1L 0.554%, due 06/01/17[3,4]	2,760,119	2,683,909

	Face amount[1]		Value
Asset-backed securities—(Concluded)
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30		275,669	$284,404
SLC Student Loan Trust, Series 2008-2, Class A2 0.697%, due 06/15/17[3]		6,470,222	6,465,966
SLM Student Loan Trust, Series 2008-9, Class A 1.753%, due 04/25/23[3]		6,032,407	6,214,340
Total asset-backed securities (cost—$18,741,000)			18,729,529
Corporate notes—24.78%
Airlines—0.88%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19		2,815,851	3,252,308
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19		190,383	205,614
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19[8]		3,770,384	3,775,286
United Air Lines, 1991 Equipment Trust 10.360%, due 11/27/12[5]		231,906	1,136
			7,234,344
Banking-non-US—4.39%
Banco Bradesco SA 2.361%, due 05/16/14[3,4]		4,100,000	4,147,716
Banco Mercantil del Norte SA 4.375%, due 07/19/15[4]		1,800,000	1,840,500
Banco Santander Brasil SA 2.347%, due 03/18/14[3,4]		4,200,000	4,187,358
4.250%, due 01/14/16[4]		3,500,000	3,543,505
Banco Votorantim SA 5.250%, due 02/11/16[4]		3,800,000	3,904,500
Depfa ACS Bank 3.250%, due 02/15/12[9]	EUR	5,500,000	7,891,084
Export-Import Bank of Korea 5.125%, due 06/29/20		400,000	415,652
5.875%, due 01/14/15		2,600,000	2,867,020
ICICI Bank Ltd. 5.000%, due 01/15/16[9]		2,500,000	2,586,715
5.500%, due 03/25/15[4,10]		3,000,000	3,167,916
6.625%, due 10/03/12[4]		1,000,000	1,052,083
LBG Capital No.1 PLC 8.500%, due 12/17/21[3,4,11]		400,000	374,000
			35,978,049
Banking-US—0.55%
Bank of America Corp. 5.750%, due 12/01/17		3,200,000	3,421,917
CIT Group, Inc. 7.000%, due 05/01/14[10]		724,973	730,411
JPMorgan Chase Bank N.A. 0.580%, due 06/13/16[3]		400,000	372,349
			4,524,677

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Corporate notes—(Continued)
Beverages—0.53%
Pernod-Ricard SA 5.750%, due 04/07/21[4]	4,000,000	$4,322,316
Chemicals—0.91%
Lyondell Chemical Co. 11.000%, due 05/01/18	6,600,000	7,474,500
Diversified financials—3.42%
American Express Co. 6.800%, due 09/01/66[3]	3,800,000	3,914,000
Citigroup Capital XXI 8.300%, due 12/21/57[3]	2,700,000	2,774,250
Goldman Sachs Group, Inc. 0.653%, due 07/22/15[3]	300,000	286,267
0.697%, due 03/22/16[3]	1,200,000	1,130,060
0.746%, due 01/12/15[3]	1,100,000	1,062,078
3.700%, due 08/01/15	1,700,000	1,750,427
5.150%, due 01/15/14	4,500,000	4,847,990
5.950%, due 01/18/18	3,200,000	3,490,595
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13[12]	4,500,000	1,215,000
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	6,700,000	7,497,581
		27,968,248
Diversified operations—0.49%
Sinochem Overseas Capital Co. Ltd. 4.500%, due 11/12/20[4]	1,900,000	1,892,332
6.300%, due 11/12/40[4]	2,000,000	2,075,640
		3,967,972
Electric utilities—0.24%
PSE&G Power LLC 5.000%, due 04/01/14	1,800,000	1,939,225
Electric-generation—0.85%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14[4]	6,278,000	6,870,518
6.250%, due 06/17/14[9]	100,000	109,438
		6,979,956
Electric-integrated—1.03%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[4,10]	200,000	231,000
Puget Energy, Inc. 6.500%, due 12/15/20	7,600,000	8,161,412
		8,392,412
Finance-noncaptive diversified—0.76%
Ford Motor Credit Co. LLC 2.996%, due 01/13/12[3]	233,000	233,899
7.500%, due 08/01/12	200,000	209,480
8.000%, due 06/01/14	1,100,000	1,222,644
8.700%, due 10/01/14	4,000,000	4,592,428
		6,258,451

	Face amount[1]		Value
Corporate notes—(Continued)
Financial services—4.15%
Ally Financial, Inc. 3.466%, due 02/11/14[3]		1,100,000	$1,081,402
3.647%, due 06/20/14[3]		2,900,000	2,836,931
6.000%, due 12/15/11		3,000,000	3,056,250
6.625%, due 05/15/12		400,000	409,000
Citigroup, Inc. 1.961%, due 05/15/18[3]		900,000	902,912
2.262%, due 08/13/13[3]		1,000,000	1,015,168
4.587%, due 12/15/15		400,000	426,834
8.500%, due 05/22/19		6,400,000	8,042,701
HSBC Finance Corp. 6.676%, due 01/15/21[4]		1,400,000	1,482,670
Morgan Stanley 1.853%, due 01/24/14[3]		1,000,000	998,906
7.300%, due 05/13/19		6,370,000	7,324,665
Morgan Stanley MTN 6.000%, due 04/28/15		3,100,000	3,408,013
SLM Corp. MTN 5.125%, due 08/27/12		1,400,000	1,435,164
SLM Corp., Series A MTN 5.000%, due 10/01/13		700,000	726,019
5.375%, due 01/15/13		800,000	826,668
			33,973,303
Health care—0.90%
HCA, Inc. 9.250%, due 11/15/16		3,800,000	4,054,125
9.625%, due 11/15/16[13]		3,100,000	3,317,000
			7,371,125
Insurance—3.23%
American International Group, Inc. 8.175%, due 05/15/58[3]		6,400,000	6,976,000
8.250%, due 08/15/18		4,100,000	4,859,709
8.625%, due 05/22/38[3,9]	GBP	1,600,000	2,672,283
American International Group, Inc. MTN 4.000%, due 09/20/11	EUR	1,500,000	2,157,060
Progressive Corp. 6.700%, due 06/15/37[3]		2,800,000	2,891,000
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	6,903,972
			26,460,024
Media—0.19%
Historic TW, Inc. 9.125%, due 01/15/13		1,400,000	1,550,724
Media-cable—0.02%
DISH DBS Corp. 6.375%, due 10/01/11		200,000	201,500
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	325,407

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Corporate notes—(Concluded)
Oil services—0.32%
BP Capital Markets PLC 3.625%, due 05/08/14	200,000	$211,740
BP Capital Markets PLC MTN 2.750%, due 02/27/12	200,000	202,473
El Paso Corp. 7.000%, due 06/15/17	1,700,000	1,968,756
TNK-BP Finance SA 7.875%, due 03/13/18[9]	200,000	231,000
		2,613,969
Paper & forest products—0.07%
Celulosa Arauco y Constitucion SA 7.250%, due 07/29/19	500,000	587,635
Paper & packaging—0.39%
Georgia-Pacific LLC 9.500%, due 12/01/11	3,100,000	3,172,208
Retail—0.45%
Macy's Retail Holdings, Inc. 8.125%, due 07/15/15[8]	3,100,000	3,708,276
Special purpose entity—0.25%
IPIC GMTN Ltd. 3.125%, due 11/15/15[4]	2,000,000	2,030,999
Steel producers/products—0.17%
CSN Resources SA 6.500%, due 07/21/20[4]	1,000,000	1,075,000
GTL Trade Finance, Inc. 7.250%, due 10/20/17[4]	300,000	336,000
		1,411,000
Tobacco—0.22%
Reynolds American, Inc. 7.250%, due 06/15/37	1,600,000	1,777,859
Wireless telecommunications—0.33%
America Movil SAB de CV 3.625%, due 03/30/15	2,500,000	2,662,805
Total corporate notes (cost—$193,359,372)		202,886,984
Loan assignments[3]—2.43%
Airlines—0.36%
United Air Lines, Inc. Tranche A Revolver 0.375%, due 09/30/11	3,000,000	2,966,400
Auto & truck—0.13%
Ford Motor Co., Term Loan B1 2.940%, due 08/15/11	1,082,741	1,081,334
Banking-US—0.31%
CIT Group, Inc. Term Loan 3 6.250%, due 08/15/11	2,500,000	2,503,575
Cable—0.36%
Charter Communications Operating, LLC Extended Term Loan 3.500%, due 09/30/11	2,977,330	2,959,972

	Face amount[1]		Value
Loan assignments[3]—(Concluded)
Diversified financials—0.46%
First Data Corp. Term Loan B2 2.937%, due 08/24/11		876,768	$815,517
Springleaf Finance Corp. Term Loan 5.500%, due 08/11/11		3,000,000	2,925,000
			3,740,517
Health care—0.74%
Biomet, Inc. Term Loan B 3.187%, due 08/25/11		902,305	890,088
3.187%, due 08/31/11		136,761	134,909
3.247%, due 09/26/11		2,721,860	2,685,006
Fresenius Medical Care Holdings, Inc. Tranche B Term Loan 1.621%, due 09/30/11		2,398,996	2,383,762
			6,093,765
Paper & packaging—0.07%
Georgia-Pacific Corp. New Term Loan B 2.246%, due 08/31/11		11,013	10,993
2.250%, due 08/10/11		533,428	532,479
			543,472
Total loan assignments (cost—$19,861,634)			19,889,035
Non-US government obligations—6.17%
Canadian Government Bond 3.250%, due 06/01/21	CAD	3,000,000	3,263,907
Emirate of Abu Dhabi 6.750%, due 04/08/19[4,10]		2,300,000	2,748,500
Federal Republic of Brazil 5.875%, due 01/15/19		3,400,000	3,964,400
Government of Norway 6.500%, due 05/15/13	NOK	25,687,000	5,121,843
Mexican Bonos, Series M 10.000%, due 12/05/24	MXN	12,500,000	1,349,042
Notas do Tesouro Nacional, Series F 10.000%, due 01/01/12	BRL	1,356,000	865,515
10.000%, due 01/01/13	BRL	783,000	487,897
10.000%, due 01/01/14	BRL	787,000	478,765
10.000%, due 01/01/17	BRL	28,400,000	16,372,070
State of Qatar 4.000%, due 01/20/15[4]		4,300,000	4,566,600
5.250%, due 01/20/20[4]		2,100,000	2,304,750
6.400%, due 01/20/40[4]		200,000	228,000
United Kingdom Treasury Bonds 4.000%, due 09/07/16	GBP	4,800,000	8,745,258
Total non-US government obligations (cost—$46,967,344)			50,496,547

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Municipal bonds and notes—2.82%
Education—1.29%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19	300,000	$332,847
Los Angeles Unified School District Refunding, Series A-1 (NATL-RE Insured) 4.500%, due 07/01/25	3,200,000	3,218,912
4.500%, due 01/01/28	3,800,000	3,688,166
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	104,938
University of Toledo General Receipts Bonds (Build America Bonds) 6.750%, due 06/01/22	2,000,000	2,201,840
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 4.980%, due 01/01/21[14]	1,600,000	1,012,112
		10,558,815
General obligation—0.37%
California State Build America Bonds 7.500%, due 04/01/34	1,400,000	1,712,158
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33	1,200,000	1,302,324
		3,014,482
Tobacco—0.20%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	368,335
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	1,062,552
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	187,812
		1,618,699
Transportation—0.72%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,741,020

	Face amount[1]	Value
Municipal bonds and notes—(Concluded)
Transportation—(Concluded)
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	$3,373,916
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	816,067
		5,931,003
Utilities—0.24%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	106,329
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,846,404
		1,952,733
Total municipal bonds and notes (cost—$20,984,995)		23,075,732
	Number of shares
Preferred stock[15]—0.83%
Commercial banks—0.83%
Wells Fargo & Co. (cost—$3,810,820)	6,400	6,794,880
	Face amount[1]
Certificate of deposit—0.46%
Banking-non-US—0.46%
Banco Bradesco SA 1.955%, due 01/24/13[5,16] (cost—$3,800,000)	3,800,000	3,800,000
Short-term US government obligation[17]—3.59%
US Treasury Bills 0.164%, due 09/01/11 (cost—$29,399,620)	29,400,000	29,399,620
Repurchase agreements—15.82%
Repurchase agreement dated 07/29/11 with Citigroup Global Markets, Inc., 0.170% due 08/01/11, collateralized by $16,775,000 US Treasury Notes, 0.750% due 09/15/13; (value—$16,956,197); proceeds: $16,600,235	16,600,000	16,600,000

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Repurchase agreements—(Continued)
Repurchase agreement dated 07/29/11 with Citigroup Global Markets, Inc., 0.200% due 08/01/11, collateralized by $6,705,000 Federal National Mortgage Association obligations, 3.650% due 12/08/20; (value—$6,757,189); proceeds: $6,600,110	6,600,000	$6,600,000
Repurchase agreement dated 07/29/11 with Credit Suisse Securities (USA) LLC, 0.170% due 08/01/11, collateralized by $3,548,000 US Treasury Notes, 1.000% due 03/31/12; (value—$3,577,802); proceeds: $3,500,050	3,500,000	3,500,000
Repurchase agreement dated 07/29/11 with Deutsche Bank Securities, Inc., 0.170% due 08/01/11, collateralized by $38,792,000 US Treasury Inflation Index Bonds, 3.000% due 07/15/12; (value—$50,848,750); proceeds: $49,700,704	49,700,000	49,700,000
Repurchase agreement dated 07/29/11 with Goldman Sachs & Co., 0.220% due 08/01/11, collateralized by $9,662,000 Federal National Mortgage Association obligations, 5.000% due 04/01/41; (value—$10,342,701); proceeds: $10,000,183	10,000,000	10,000,000
Repurchase agreement dated 07/29/11 with JPMorgan Securities LLC, 0.200% due 08/01/11, collateralized by $9,815,000 Federal Farm Credit Bank obligations, 2.270% due 12/24/13; (value—$10,244,534); proceeds: $10,000,167	10,000,000	10,000,000

	Face amount[1]	Value
Repurchase agreements—(Concluded)
Repurchase agreement dated 07/29/11 with Morgan Stanley & Co., 0.170% due 08/01/11, collateralized by $27,556,500 US Treasury Notes, 2.625% due 12/31/14; (value—$29,419,185); proceeds: $28,400,402	28,400,000	$28,400,000
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $23,608 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $3,393,142 US Treasury Bills, zero coupon due 08/04/11 and $1,338,248 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$4,839,951); proceeds: $4,745,004	4,745,000	4,745,000
Total repurchase agreements (cost—$129,545,000)		129,545,000
	Number of shares
Investment of cash collateral from securities loaned—0.54%
Money market fund—0.54%
UBS Private Money Market Fund LLC[18] (cost—$4,383,525)	4,383,525	4,383,525
Total investments (cost—$862,208,687)—108.96%		892,066,481
Liabilities in excess of other assets—(8.96)%		(73,367,080)
Net assets—100.00%		$818,699,401

Aggregate cost for federal income tax purposes was $862,613,887; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$42,641,650
Gross unrealized depreciation	(13,189,056)
Net unrealized appreciation	$29,452,594

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.10% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Illiquid securities representing 0.47% of net assets as of July 31, 2011.

6  Inverse variable rate security. The interest rate shown is the current rate as of July 31, 2011, and changes periodically.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  Step bond that converts to the noted fixed rate at a designated future date.

9  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2011, the value of these securities amounted to 1.65% of net assets.

10  Security, or portion thereof, was on loan at July 31, 2011.

11  Perpetual bond security. The maturity date reflects the next call date.

12  Bond interest in default.

13  Payment-in-kind security for which interest may be paid in cash or additional securities, at the discretion of the issuer.

14  Zero coupon bond. The interest rate represents annualized yield at date of purchase.

15  Non cumulative preferred stock. Convertible until 12/31/49.

16  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.46% of net assets as of July 31, 2011, is considered illiquid and restricted.

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/11	Value as a percentage of net assets
Banco Bradesco SA	01/19/11	$3,800,000	0.46%	$3,800,000	0.46%

17  Rate shown is the discount rate at date of purchase.

18  The table below details the Portfolios's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$196,020	$490,644,508	$486,457,003	$4,383,525	$2,888

Written options

Written option activity for the year ended July 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2010	$—	$—
Options written	2,713	1,215,312
Options terminated in closing purchase transactions	(2,713)	(1,215,312)
Options outstanding at July 31, 2011	$—	$—

Swaptions5

Notional amount (000)	Put options written	Counterparty	Pay/ receive floating date	Expiration	Premiums received	Current value	Unrealized appreciation
$60,000	USD 3 Month LIBOR[19] Interest
	Rate Swap, strike @ 2.250%;
	underlying interest rate swap
	terminating 09/26/14	Royal Bank of Scotland PLC	Pay	09/24/12	$318,000	$(131,358)	$186,642

19  3 Month LIBOR (USD on London Interbank Offered Rate) at July 31, 2011 was 0.256%.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

Swaption activity for the year ended July 31, 2011 was as follows:

Premiums received
Swaptions outstanding at July 31, 2010	$707,790
Swaptions written	608,600
Swaptions terminated in closing purchase transactions	(998,390)
Swaptions outstanding at July 31, 2011	$318,000

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation
Interest rate futures buy contracts:
221	GBP	3 Month GBP LIBOR[20] Interest Rate Swap Futures	March 2013	$44,525,932	$44,761,461	$235,529
113	GBP	3 Month GBP LIBOR[20] Interest Rate Swap Futures	June 2013	22,822,300	22,854,621	32,321
321	USD	90 Day Euro Dollar Futures	June 2013	78,966,549	79,467,563	501,014
621	USD	90 Day Euro Dollar Futures	September 2013	152,534,342	153,441,337	906,995
626	USD	90 Day Euro Dollar Futures	December 2013	153,856,220	154,301,175	444,955
752	USD	90 Day Euro Dollar Futures	March 2014	184,307,274	184,898,000	590,726
788	USD	90 Day Euro Dollar Futures	June 2014	192,427,969	193,237,300	809,331
325	USD	90 Day Euro Dollar Futures	September 2014	79,284,452	79,486,875	202,423
315	USD	90 Day Euro Dollar Futures	March 2016	75,396,038	75,903,188	507,150
				$984,121,076	$988,351,520	$4,230,444

20  3 Months LIBOR (GBP on London Interbank Offered Rate) at July 31, 2011 was 0.833%

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Bank of America N.A.	AUD	235,000	USD	256,150	08/31/11	$(1,113)
Barclays Bank PLC	CAD	5,565,000	USD	5,738,356	09/19/11	(79,996)
Barclays Bank PLC	GBP	90,000	USD	146,972	08/03/11	(758)
Barclays Bank PLC	GBP	7,107,000	USD	11,505,958	09/13/11	(154,728)
Barclays Bank PLC	JPY	40,750,000	USD	523,988	08/04/11	(5,350)
Barclays Bank PLC	MXN	10,093,041	USD	859,531	11/18/11	7,986
Barclays Bank PLC	USD	391,060	SGD	500,000	09/09/11	24,221
Barclays Capital	BRL	773,712	USD	480,000	08/02/11	(18,895)
Barclays Capital	BRL	29,170,827	USD	18,127,534	09/02/11	(532,242)
Barclays Capital	MYR	11,931,480	USD	3,930,000	08/11/11	(87,329)
Barclays Capital	USD	18,243,169	BRL	29,170,827	08/02/11	566,405
Barclays Capital	USD	1,900,000	IDR	17,474,300,000	10/31/11	131,856
Barclays Capital	USD	11,064,896	INR	508,607,930	08/12/11	423,708
Barclays Capital	USD	614,955	MYR	1,900,000	08/11/11	24,775
Citibank N.A.	AUD	290,000	USD	319,481	08/03/11	887
Citibank N.A.	JPY	1,232,757,000	USD	15,341,099	10/17/11	(686,038)
Citibank N.A.	NOK	11,321,000	USD	2,091,059	08/08/11	(10,781)
Citibank N.A.	TWD	2,548,048	USD	88,829	01/11/12	173
Citibank N.A.	USD	1,183,035	MYR	3,650,000	08/11/11	45,920

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(Concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Citibank N.A.	USD	1,602,746	MYR	4,779,390	11/10/11	$(4,357)
Citibank N.A.	USD	1,016,561	SGD	1,300,000	09/09/11	63,171
Credit Suisse London Branch	EUR	9,279,000	USD	12,955,804	10/19/11	(352,012)
Credit Suisse London Branch	USD	2,627,723	CAD	2,484,000	09/19/11	(30,637)
Credit Suisse London Branch	USD	302,218	NOK	1,670,000	08/08/11	7,832
Deutsche Bank AG London	IDR	34,760,850,000	USD	3,930,000	10/31/11	(111,881)
Deutsche Bank AG London	MXN	5,672,796	USD	483,182	11/18/11	4,571
Deutsche Bank AG London	USD	10,400,000	CNY	62,712,000	01/28/15	(134,351)
Deutsche Bank AG London	USD	1,100,000	CNY	6,523,000	04/07/16	(11,532)
Deutsche Bank AG London	USD	100,000	IDR	878,700,000	01/31/12	911
Deutsche Bank AG London	USD	440,642	INR	20,600,000	08/12/11	24,678
Deutsche Bank AG London	USD	10,708,787	NOK	56,476,000	08/08/11	(223,534)
Deutsche Bank AG London	USD	470,459	SGD	600,000	09/09/11	27,879
Deutsche Bank AG London	USD	3,800,000	TWD	108,186,000	01/11/12	(35,823)
Goldman Sachs International	TWD	104,895,000	USD	3,700,000	01/11/12	50,329
Goldman Sachs International	USD	390,000	KRW	426,036,000	08/12/11	13,803
HSBC Bank USA	BRL	164,070	USD	100,000	08/02/11	(5,794)
HSBC Bank USA	BRL	519,456	USD	320,000	09/02/11	(12,282)
HSBC Bank USA	NOK	44,264,000	USD	8,205,242	08/08/11	(12,748)
HSBC Bank USA	USD	149,138	BRL	245,585	09/02/11	7,956
HSBC Bank USA	USD	360,158	MYR	1,108,385	08/11/11	13,036
JPMorgan Chase Bank	INR	529,207,930	USD	11,815,664	08/12/11	(138,260)
JPMorgan Chase Bank	KRW	483,075,000	USD	455,882	08/12/11	(1,984)
JPMorgan Chase Bank	USD	5,860,000	CNY	34,779,100	04/07/16	(56,543)
JPMorgan Chase Bank	USD	7,709,035	INR	358,315,930	07/12/12	(2,676)
JPMorgan Chase Bank	USD	51,941	KRW	57,039,000	08/12/11	2,121
JPMorgan Chase Bank	USD	453,421	KRW	483,075,000	11/14/11	1,576
JPMorgan Chase Bank	USD	194,710	MYR	600,000	08/11/11	7,310
JPMorgan Chase Bank	USD	1,152,202	SGD	1,471,059	09/09/11	69,605
Morgan Stanley & Co., Inc.	EUR	9,280,000	USD	12,931,680	10/19/11	(377,570)
Morgan Stanley & Co., Inc.	MXN	318,429	USD	27,145	11/18/11	280
Morgan Stanley & Co., Inc.	SGD	5,176,474	USD	4,206,785	09/09/11	(92,605)
Royal Bank of Scotland PLC	BRL	28,233,045	USD	17,516,469	08/02/11	(688,415)
Royal Bank of Scotland PLC	NOK	29,964,000	USD	5,526,884	08/08/11	(36,189)
Royal Bank of Scotland PLC	USD	1,867,239	IDR	17,514,700,000	10/31/11	169,315
Royal Bank of Scotland PLC	USD	1,016,457	SGD	1,300,000	09/09/11	63,276
						$(2,152,843)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio†	Payments received by the Portfolio†	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	AUD	5,000	12/15/20	5.015%[21]	6.000%	$(10,670)	$205,326	$194,656
Barclays Bank PLC	AUD	10,700	12/15/20	5.015[21]	6.000	121,681	439,397	561,078
Barclays Bank PLC	BRL	35,800	01/02/14	12.400[22]	12.510	—	(112,070)	(112,070)
Citibank N.A.	AUD	8,700	12/15/21	5.015[21]	5.750	91,616	142,465	234,081
						$202,627	$675,118	$877,745

21  Rate based on 6 Month LIBOR (AUD on Interbank Offered Rate).

22  Rate based on the Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate

†  Payments made/received are based on the notional amount.

Inflation swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio†	Payments received by the Portfolio†	Upfront payments received (made)	Value	Unrealized appreciation
Barclays Bank PLC	USD	9,000	01/15/21	2.680%	—[23]	—	$165,549	$165,549

23  Rate based on CPI Urban Consumers NSA.

†  Payments made/received are based on the notional amount.

Credit default swaps on corporate issues—buy protection24

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[25]	Payments received by the Portfolio	Upfront payments made	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	3,100	09/20/15	7.150%	—[26]	—	$(781,455)	$(781,455)
Citibank N.A.	USD	300	12/20/13	3.400	—[27]	—	(20,729)	(20,729)
Credit Suisse First Boston	USD	1,400	03/20/13	1.450	—[28]	—	(29,139)	(29,139)
Deutsche Bank AG	USD	3,200	12/20/17	1.020	—[29]	—	160,712	160,712
						—	$(670,611)	$(670,611)

24  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) received a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

25  Payments made are based on the notional amount.

26  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Macy's Retail Holdings, Inc. bond, 8.375%, due 07/15/15.

27  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Valero Energy Corp. bond, 8.750%, due 06/15/30.

28  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Time Warner, Inc. bond, 9.125%, due 01/15/13

29  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bank of America Corp. bond, 5.750%, due 12/01/17.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

Credit default swaps on corporate and soverign issues—sell protection30

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio	Payments received by the Portfolio[33]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[31]
Bank of America N.A.	USD	3,500	06/20/16	—[32]	1.000%	$16,827	$(86,353)	$(69,526)	1.54%
Barclays Bank PLC	EUR	300	06/20/12	—[34]	1.000	32,958	3,251	36,209	0.16
Barclays Bank PLC	EUR	500	06/20/15	—[34]	1.000	75,251	10,001	85,252	0.63
Barclays Bank PLC	USD	3,900	03/20/13	—[35]	2.030	—	91,181	91,181	0.61
Barclays Bank PLC	USD	5,500	06/20/16	—[36]	1.000	15,937	(29,075)	(13,138)	1.11
Citibank N.A.	USD	1,800	03/20/14	—[37]	5.000	88,920	197,186	286,106	0.82
Citibank N.A.	USD	200	06/20/15	—[34]	5.000	(3,642)	33,308	29,666	0.63
Credit Suisse First Boston	USD	1,200	06/20/15	—[34]	5.000	(18,409)	199,849	181,440	0.63
Deutsche Bank AG	USD	3,000	03/20/13	—[35]	2.073	—	72,269	72,269	0.61
Deutsche Bank AG	USD	800	03/20/15	—[38]	1.000	(13,030)	16,691	3,661	0.42
Deutsche Bank AG	USD	700	06/20/15	—[34]	5.000	(24,474)	116,578	92,104	0.63
Deutsche Bank AG	USD	900	03/20/16	—[38]	1.000	(20,248)	19,334	(914)	0.53
HSBC Bank USA	USD	7,800	09/20/11	—[39]	1.000	(12,142)	4,923	(7,219)	0.58
						$137,948	$649,143	$787,091

30  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

31  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative or other credit event occurring. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

32  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Electric Capital Corp. bond, 5.625%, due 09/15/17.

33  Payments received are based on the notional amount.

34  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the BP Capital Markets America bond, 4.200%, due 06/15/18.

35  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the MetLife, Inc. bond, 5.000%, due 06/15/15.

36  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Federal Republic of Brazil bond, 12.250%, due 03/06/30.

37  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the El Paso Corp. bond, 6.875%, due 06/15/14.

38  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Australian Government bond, 6.500%, due 05/15/13.

39  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Export-Import Bank of Korea bond, 5.250%, due 02/10/14.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$172,122,533	$—	$172,122,533
Government national mortgage association certificates	—	177,747	—	177,747
Federal home loan mortgage corporation certificates	—	186,780	1,515,053	1,701,833
Federal housing administration certificates	—	—	53,247	53,247
Federal national mortgage association certificates	—	21,699,779	92,674	21,792,453
Collateralized mortgage obligations	—	206,926,091	291,725	207,217,816
Asset-backed securities	—	18,729,529	—	18,729,529
Corporate notes	—	202,886,984	—	202,886,984
Loan assignments	—	19,889,035	—	19,889,035
Non-US government obligations	—	50,496,547	—	50,496,547
Municipal bonds and notes	—	23,075,732	—	23,075,732
Preferred stock	6,794,880	—	—	6,794,880
Certificate of deposit	—	3,800,000	—	3,800,000
Short-term US government obligation	—	29,399,620	—	29,399,620
Repurchase agreements	—	129,545,000	—	129,545,000
Investment of cash collateral from securities loaned	—	4,383,525	—	4,383,525
Swaptions, net	—	(131,358)	—	(131,358)
Futures contracts, net	4,230,444	—	—	4,230,444
Forward foreign currency contracts, net	—	(2,152,843)	—	(2,152,843)
Swap agreements, net	—	819,199	—	819,199
Total	$11,025,324	$881,853,900	$1,952,699	$894,831,923

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2011:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,464,731	$57,642	$117,773	$356,174	$1,996,320
Purchases	—	44,746	—	—	44,746
Sales	(49,904)	(49,411)	(25,353)	(53,126)	(177,794)
Accrued discounts/(premiums)	—	(54)	—	—	(54)
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	100,226	324	254	(11,323)	89,481
Transfers in to Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$1,515,053	$53,247	$92,674	$291,725	$1,952,699

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2011 was $89,481.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2011

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	87.1%
Brazil	4.7
South Korea	1.2
United Kingdom	1.1
Ireland	0.9
Qatar	0.8
India	0.8
Mexico	0.7
Norway	0.6
France	0.5
British Virgin Islands	0.5
Canada	0.4
United Arab Emirates	0.3
Cayman Islands	0.2
Luxembourg	0.1
Chile	0.1
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 3.67%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 1.62%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital US Municipal 3-15 Year Blend Index (the "benchmark") returned 3.56%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 2.97%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 63. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

During the reporting period, the Portfolio outperformed its benchmark, largely due to favorable sector and security selection. Yield curve exposure was also beneficial, while the Portfolio maintained a relatively neutral duration posture. (Duration measures a portfolio's sensitivity to interest rate changes.) The municipal bond market rallied strongly during the latter half of the reporting period amidst a favorable backdrop of relatively light new issue supply, steady retail investor demand and improving municipal credit quality, particularly among states where tax revenues exhibited a consistent trend of positive growth. Adding pressure to the market were massive municipal mutual fund redemptions experienced from November 2010 to January 2011. However, demand for municipal securities reversed course and stabilized during the second half of the period.

Investor willingness to take on more risk in order to earn higher income in the low yield environment resulted in the strongest demand and returns to be achieved among intermediate maturity (primarily five to 15 years) and lower rated A and BBB municipal securities. Our overweight to A-rated revenue bonds, which provide attractive excess yield versus higher grade securities, was a positive contributor to relative performance. The Portfolio maintained a relatively neutral duration posture versus the benchmark and sought to capture excess yield provided by the steep yield curve. Yield curve positioning, with an overweight to five- to 10-year maturities enhanced the Portfolio's results. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) A strategic emphasis on revenue sectors, such as hospital, airport, tobacco and industrial development was also a plus, as these attractively yielding bonds benefited from a strong investor appetite. Essential service revenue bonds, such as water/sewer and

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

utility, considered to be among the highest and most stable credit quality, experienced less demand versus higher yielding alternatives. As a result, the Portfolio's overweight to these areas detracted from relative returns. The Portfolio benefited from being underweight to low yielding Treasury-backed pre-refunded bonds, which underperformed the benchmark as retail investors generally sought higher yielding alternatives.

The fundamental credit backdrop for state governments showed improvement, as evidenced by a Rockefeller Institute of Government report that indicated a 9.1% increase in tax revenues in the first quarter of 2011 compared to the first quarter of 2010. The spike in tax revenues represented the fifth consecutive quarter of positive year-over-year growth. The Portfolio maintained broad diversification across many geographic regions, and benefited greatly from an overweight exposure to high profile tax-backed credits such as those issued in Illinois and New Jersey. These bonds rallied strongly amidst positive headlines surrounding stabilizing fiscal outlooks, led by progress toward balancing budgets and pension and health care reform. Mitigating the impact was greater exposure toward Texas local school district bonds, as they lagged the benchmark during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Barclays Capital US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	3.49%	4.44%	3.73%
maximum sales charge	Class B2	2.71%	3.66%	3.25%[6]
or PACE Select	Class C3	2.97%	3.92%	3.20%
program fee	Class Y4	3.67%	4.68%	3.97%
	Class P5	3.67%	4.70%	3.97%
After deducting	Class A1	(1.17)%	3.48%	3.25%
maximum sales charge	Class B2	(2.29)%	3.31%	3.25%[6]
or PACE Select	Class C3	2.22%	3.92%	3.20%
program fee	Class P5	1.62%	2.63%	1.91%
Barclays Capital US Municipal 3-15 Year Blend Index[7]		3.56%	5.43%	4.98%
Lipper Intermediate Municipal Debt Funds median		2.97%	4.33%	4.07%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.75)%; 5-year period, 3.44%; 10-year period, 3.25%; Class B—1-year period, (1.87)%; 5-year period, 3.24%; 10-year period, 3.26%; Class C—1-year period, 2.72%; 5-year period, 3.88%; 10-year period, 3.21%; Class Y—1-year period, 4.17%; 5-year period, 4.65%; 10-year period, 3.98%; Class P—1-year period, 2.10%; 5-year period, 2.59%; 10-year period, 1.92%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—0.95% and 0.93%; Class B—1.77% and 1.68%; Class C—1.46% and 1.43%; Class Y—0.74% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Weighted average duration	4.9 yrs.
Weighted average maturity	5.9 yrs.
Average coupon	5.19%
Net assets (mm)	$316.7
Number of holdings	165
Portfolio composition[1]	07/31/11
Municipal bonds and notes	99.5%
Tax-free money market fund	0.0 [2]
Cash equivalents and other assets less liabilities	0.5
Total	100.0%
Top five sectors[1]	07/31/11
Revenue	48.7%
Lease revenue/special revenue	24.0
General obligations	18.7
Pre-refunded	3.1
Other municipals	2.4
Total	96.9%
Top five states[1]	07/31/11
California	14.7%
Florida	11.0
Illinois	10.0
Texas	9.5
Washington	7.2
Total	52.4%
Quality diversification[1]	07/31/11
AAA and agency backed securities	12.0%
AA	47.0
A	28.0
BBB	5.8
Non-rated	6.7
Tax-free money market fund	0.0 [2]
Cash equivalents and other assets less liabilities	0.5
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2011.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Municipal bonds and notes—99.47%
Alabama—0.67%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,133,922
Alaska—2.50%
Alaska Housing Finance Corp. General Housing Series C (NATL-RE Insured) 5.000%, due 12/01/13	1,110,000	1,194,305
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,748,955
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,345,260
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds Series A 4.625%, due 06/01/23	685,000	636,125
		7,924,645
Arizona—1.80%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,306,940
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,633,905
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,771,812
		5,712,657
California—14.72%
California Health Facilities Financing Authority Revenue Sutter Health Series B 5.250%, due 08/15/23	1,500,000	1,626,045
California State 5.000%, due 03/01/17	2,000,000	2,266,300
5.000%, due 08/01/19	3,000,000	3,335,700
5.250%, due 10/01/20	1,000,000	1,149,990
5.500%, due 04/01/21	3,000,000	3,429,780
California State Department of Water Resources Power Supply Revenue Series L 5.000%, due 05/01/14	1,250,000	1,395,225
5.000%, due 05/01/17	1,000,000	1,179,820
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,462,510
California State Kindergarten Series A4 0.210%, due 05/01/34[3]	1,200,000	1,200,000

	Face amount	Value
Municipal bonds and notes—(Continued)
California—(Concluded)
California State Refunding 5.000%, due 04/01/18	$1,550,000	$1,800,992
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28[3]	1,000,000	1,048,450
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,428,220
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,728,345
Irvine Improvement Bond Act 1915 Assessment District 05-21 Series A 0.220%, due 09/02/31[3]	200,000	200,000
Los Angeles Wastewater System Revenue Refunding Series A (NATL-RE-FGIC Insured) 6.000%, due 06/01/22	2,000,000	2,499,180
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,704,125
San Francisco City and County Airports Community International Airport Revenue San Francisco International Airport 5.000%, due 05/01/17[1]	3,715,000	4,115,477
Southern California Public Power Authority Power Project Revenue Canyon Power Series A 5.000%, due 07/01/22	2,000,000	2,226,400
Southern California Public Power Authority Revenue Windy Point/Windy Flats Project Series 1 5.000%, due 07/01/23	1,350,000	1,506,195
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	825,000	726,272
Tuolumne Wind Project Authority Revenue Tuolumne Co. Project Series A 5.250%, due 01/01/24	2,590,000	2,801,240
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,790,050
		46,620,316

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Municipal bonds and notes—(Continued)
Colorado—1.38%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	$1,500,000	$1,561,455
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	2,807,175
		4,368,630
District of Columbia—0.33%
Metropolitan Airport Authority System Refunding Series A (NATL-RE-FGIC Insured) 5.750%, due 10/01/14[1]	1,000,000	1,052,750
Florida—11.03%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (NATL-RE Insured) 5.000%, due 03/01/14	2,000,000	2,112,680
Citizens Property Insurance Corp. Senior Secured Coastal Series A-1 5.000%, due 06/01/19	2,000,000	2,080,860
Citizens Property Insurance Corp. Senior Secured High Account Series A-1 5.500%, due 06/01/14	1,000,000	1,075,130
5.500%, due 06/01/17	2,835,000	3,113,737
Citizens Property Insurance Corp. Senior Secured High Risk Series A-1 5.000%, due 06/01/15	1,600,000	1,725,952
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	1,065,000	1,167,549
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Series A 5.000%, due 07/01/15	1,000,000	1,111,410
5.000%, due 07/01/16	1,500,000	1,677,060
Florida State Board of Education Lottery Revenue Refunding Series C 5.000%, due 07/01/16	1,000,000	1,159,540
Series E 5.000%, due 07/01/19	1,000,000	1,154,170
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,730,746
5.250%, due 10/01/21	2,000,000	2,191,900
Lakeland Energy System Revenue Refunding Series B (AGM Insured) 5.000%, due 10/01/17	2,000,000	2,315,860
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,323,800

	Face amount	Value
Municipal bonds and notes—(Continued)
Florida—(Concluded)
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	$2,500,000	$2,940,150
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,289,111
Tampa Solid Waste System Revenue Refunding (AGM Insured) 5.000%, due 10/01/15[1]	1,000,000	1,097,390
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,166,960
Tampa-Hillsborough County Expressway Authority Revenue (Escrowed to Maturity) (AMBAC Insured) 5.000%, due 07/01/14	640,000	719,264
Tampa-Hillsborough County Expressway Authority Revenue Unrefunded Balance (AMBAC Insured) 5.000%, due 07/01/14	695,000	763,659
		34,916,928
Georgia—1.13%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,177,860
Gwinnett County Development Authority Certificates of Participation, Gwinnett County Public Schools Project (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) (NATL-RE Insured) 5.250%, due 01/01/20	1,250,000	1,390,525
		3,568,385
Guam—0.32%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,012,140
Idaho—0.13%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	350,000	362,929
Subseries D-3 5.150%, due 07/01/13[1]	45,000	45,571
		408,500

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Municipal bonds and notes—(Continued)
Illinois—9.97%
Chicago O'Hare International Airport Revenue Refunding-General-Third Lien-Series B (NATL-RE Insured) 5.250%, due 01/01/18	$1,000,000	$1,130,520
Chicago (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) Series A (AGM Insured) 5.000%, due 01/01/34	2,000,000	2,212,820
Chicago Project Series C (NATL-RE Insured) 5.000%, due 01/01/20	1,000,000	1,030,290
Chicago Refunding Series A (AGM Insured) 5.000%, due 01/01/17	2,500,000	2,703,725
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,764,874
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,082,690
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,257,200
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	781,044
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,349,244
Illinois State Refunding 5.000%, due 01/01/17	1,000,000	1,108,350
5.000%, due 01/01/22	2,500,000	2,599,175
5.000%, due 01/01/24	1,000,000	1,015,070
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,301,375
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	1,365,000	1,414,208
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,564,480
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,251,960
		31,567,025

	Face amount	Value
Municipal bonds and notes—(Continued)
Indiana—1.68%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	$1,500,000	$1,652,445
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,385,668
Indianapolis Thermal Energy System Refunding (AGM Insured) 5.000%, due 10/01/16	2,000,000	2,294,120
		5,332,233
Iowa—1.09%
Iowa Finance Authority Revenue Revolving Fund (Partially Pre-refunded with US Treasury obligations and State and Local Government Securities to 08/01/12 @ 100) 5.250%, due 02/01/14	3,310,000	3,462,426
Kentucky—0.73%
Pikville Hospital Revenue Refunding & Improvement (Pikville Medical Center) 6.000%, due 03/01/22	2,055,000	2,303,039
Louisiana—1.74%
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[1]	615,000	635,394
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,179,923
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (AGM Insured) 5.000%, due 01/01/12[1]	1,655,000	1,684,161
		5,499,478
Maryland—0.71%
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,238,300
Massachusetts—4.80%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	2,000,000	2,338,640
Series B 5.250%, due 07/01/21	6,000,000	7,210,920

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Municipal bonds and notes—(Continued)
Massachusetts—(Concluded)
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	$1,000,000	$1,197,350
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,118,690
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,166,380
Massachusetts State Water Resources Authority Refunding General Series B 5.000%, due 08/01/15	1,000,000	1,158,210
		15,190,190
Michigan—3.78%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,510,482
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (NATL-RE Insured) 5.500%, due 07/01/32[3]	2,000,000	2,020,820
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,749,500
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,503,877
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series A 5.000%, due 12/01/16[1]	1,500,000	1,627,185
Series D 5.000%, due 12/01/17	510,000	556,553
		11,968,417
Minnesota—0.00%
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Mortgages Insured) 7.100%, due 08/01/11	10,000	10,003
Missouri—2.35%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,264,460
5.000%, due 11/15/17	2,500,000	2,833,800

	Face amount	Value
Municipal bonds and notes—(Continued)
Missouri—(Concluded)
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	$2,000,000	$2,355,620
		7,453,880
Nevada—0.55%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,725,720
New Jersey—2.26%
New Jersey Economic Development Authority Revenue Refunding School Facilities Construction Series EE 5.250%, due 09/01/23	1,500,000	1,622,835
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	1,055,240
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,728,285
Series B (NATL-RE/FGIC Insured) 5.250%, due 12/15/18	2,500,000	2,749,100
		7,155,460
New York—6.86%
Metropolitan Transportation Authority Revenue Transportation Series G 5.000%, due 11/15/18	2,500,000	2,857,675
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	3,830,120
New York City Series B 5.000%, due 08/01/17	1,750,000	2,057,825
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[3]	2,000,000	2,024,740
New York State Dorm Authority Lease Revenue Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[3]	1,500,000	1,627,965
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,861,525

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Municipal bonds and notes—(Continued)
New York—(Concluded)
Port Authority of New York & New Jersey (NATL-RE-FGIC Insured) 5.000%, due 10/01/13[1]	$6,000,000	$6,464,460
		21,724,310
Ohio—1.41%
Cincinnati Water System Revenue Refunding Series A 5.000%, due 12/01/21[4]	1,000,000	1,182,180
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,288,240
		4,470,420
Oregon—0.36%
Oregon State Department of Transportation Highway User Tax Revenue Series A 5.250%, due 11/15/14	1,000,000	1,147,490
Pennsylvania—3.50%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,056,910
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	10,000	10,325
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,352,720
Pennsylvania State Higher Educational Facilities Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,367,660
Pennsylvania Third Series (AGM Insured) 5.000%, due 09/01/15	1,000,000	1,123,080
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,113,530
Philadelphia Water & Wastewater Revenue Refunding Series A 5.000%, due 06/15/15	1,500,000	1,697,100
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,365,180
		11,086,505

	Face amount	Value
Municipal bonds and notes—(Continued)
Puerto Rico—4.23%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	$1,500,000	$1,618,965
Series C 5.250%, due 01/01/15[1]	1,000,000	1,057,270
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,131,696
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (AGM Insured) 5.500%, due 07/01/25	2,000,000	2,149,320
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[3]	1,000,000	1,025,680
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[3]	1,450,000	1,489,266
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) 5.750%, due 08/01/27[3]	500,000	508,740
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue First Sub-Series A 5.500%, due 08/01/23	4,000,000	4,397,480
		13,378,417
South Carolina—0.73%
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,312,400
Tennessee—0.96%
Memphis Electric System Revenue Refunding Sub 5.000%, due 12/01/15	2,625,000	3,049,436
Texas—9.47%
Austin Water & Wastewater Systems Revenue Refunding (NATL-RE Insured), 5.000%, due 11/15/17	2,000,000	2,264,280

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Municipal bonds and notes—(Continued)
Texas—(Continued)
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (NATL-RE-FGIC Insured) 5.750%, due 11/01/13[1]	$2,000,000	$2,024,820
Dickinson Independent School District Refunding Schoolhouse (PSF-GTD) 5.000%, due 02/15/23	1,920,000	2,097,965
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,287,520
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	2,000,000	2,425,240
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,849,870
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (AGM Insured) 5.250%, due 11/15/17	2,500,000	3,001,300
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,963,474
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,539,697
5.000%, due 09/01/22	1,400,000	1,471,862
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,525,109
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,662,615
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[5]	25,000	24,571
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24	1,885,000	2,099,211
Tyler Independent School District School Building 5.000%, due 02/15/18	1,165,000	1,383,018

	Face amount	Value
Municipal bonds and notes—(Continued)
Texas—(Concluded)
University of Texas University Revenues Refunding Financing System Series D (Pre-refunded with State and Local Government Securities to 02/15/17 @ 100) 5.000%, due 08/15/17	$1,805,000	$2,141,777
Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	229,860
		29,992,189
Utah—0.51%
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	1,200,000	1,373,868
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	240,000	244,229
		1,618,097
Virginia—0.56%
Virginia College Building Authority Educational Facilities Revenue 21st Century College & Equipment (Pre-refunded with State and Local Government Securities to 02/01/14 @ 100) Series A 5.000%, due 02/01/21	1,600,000	1,777,776
Washington—7.21%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,717,025
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,206,280
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,780,625
Port of Seattle Refunding 5.500%, due 12/01/22[1]	500,000	566,485
Port of Seattle Revenue Refunding Intermediate Lien Series C 5.000%, due 02/01/16[1]	1,000,000	1,107,610
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,900,550
Series B 5.000%, due 02/01/14	1,000,000	1,108,670
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,106,240

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Municipal bonds and notes—(Concluded)
Washington—(Concluded)
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	$3,000,000	$3,803,820
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	5,000	5,168
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,532,975
5.000%, due 07/01/20	2,625,000	3,011,846
		22,847,294
Total municipal bonds and notes (cost—$298,780,581)		315,029,378

	Number of shares	Value
Tax-free money market fund—0.01%
State Street Global Advisors Tax Free Money Market Fund (cost—$14,408)	14,408	$14,408
Total investments (cost—$298,794,989)—99.48%		315,043,786
Other assets in excess of liabilities—0.52%		1,653,117
Net assets—100.00%		$316,696,903

Aggregate cost for federal income tax purposes was $298,794,989; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,104,803
Gross unrealized depreciation	(856,006)
Net unrealized appreciation	$16,248,797

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.56% of net assets as of July 31, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically.

4  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

5  Zero coupon bond; interest rate represents annualized yield at date of purchase.

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$315,029,378	$—	$315,029,378
Tax-free money market fund	—	14,408	—	14,408
Total	$—	$315,043,786	$—	$315,043,786

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 12.60%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 10.37%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Barclays Capital Global Aggregate ex US Index (the "benchmark") returned 12.42%, and the Lipper International Income Funds category posted a median return of 11.41%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 75. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio outperformed its benchmark during the reporting period. We had a preference for economies with improving economic fundamentals, such as Norway, Canada and Australia. We also had exposure to local interest rate markets in Korea and Mexico, as well as in Malaysia, during the first half of the period, given what we view to be their stronger economic growth prospects and more sound debt dynamics than other developed markets. During the reporting period, overweights in Canada, Korea, Mexico, Malaysia and Australia added to relative returns. An underweight to Japan was also beneficial. The intensification of the sovereign debt crisis in the Eurozone periphery resulted in a significant bond market selloff in the peripheral markets. Our decision to overweight the core Eurozone area economies versus the periphery added to returns. In contrast, underweights to the UK and US detracted from relative returns.

The ongoing recovery in the global economic environment resulted in our overweight to the Australian and Canadian dollars and an overweight to a basket of emerging markets currencies versus the US dollar. This positioning contributed to relative performance during the reporting period. An overweight to the Norwegian krone was also modestly beneficial. Conversely, an underweight to the Japanese yen detracted from relative results.

During the first half of the reporting period, the Portfolio's duration was largely in line with the benchmark. (Duration measures a portfolio's sensitivity to interest rate changes.) We then shifted to a shorter duration in February 2011, based on evidence of an ongoing global economic recovery and signs that the disinflationary forces

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James and Malie Conway

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Sub-Advisor's comments – concluded

in a number of developed markets were abating. This shorter duration had a negative impact on performance as government bond yields fell. The Portfolio had a relatively neutral yield curve position, which had little impact on performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

We had an overweight exposure to investment grade bonds, with a preference for well funded, internationally diversified corporate issuers. As we expected, we saw greater differentiation of performance by geography and by industry sector. Companies with large exposure to peripheral Europe, for example, remained vulnerable, while others continued to benefit from secular growth in emerging markets. Our exposure to investment grade bonds in the financial and industrial sectors added to returns.

During the reporting period, futures were used to take positions in various government bond markets, to hedge interest rate exposure and to take yield curve positions. Foreign exchange futures contracts were used to manage the Portfolio's currency exposure. Overall, the use of futures was beneficial for performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Fixed Income Investments Class P shares versus the Barclays Capital Global Aggregate ex US Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	12.36%	7.14%	7.26%
maximum sales charge	Class B2	11.54%	6.34%	6.79%[6]
or PACE Select	Class C3	11.83%	6.62%	6.73%
program fee	Class Y4	12.54%	7.46%	7.58%
	Class P5	12.60%	7.40%	7.53%
After deducting	Class A1	7.30%	6.16%	6.77%
maximum sales charge	Class B2	6.54%	6.03%	6.79%[6]
or PACE Select	Class C3	11.08%	6.62%	6.73%
program fee	Class P5	10.37%	5.27%	5.39%
Barclays Capital Global Aggregate ex US Index[7]		12.42%	7.78%	8.72%
Lipper International Income Funds median		11.41%	6.71%	7.05%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 10.26%; 5-year period, 5.75%; 10-year period, 6.73%; Class B—1-year period, 9.56%; 5-year period, 5.62%; 10-year period, 6.74%; Class C—1-year period, 14.12%; 5-year period, 6.21%; 10-year period, 6.70%; Class Y—1-year period, 15.61%; 5-year period, 7.07%; 10-year period, 7.54%; Class P—1-year period, 13.37%; 5-year period, 4.89%; 10-year period, 5.36%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.30% and 1.25%; Class B—2.09% and 2.00%; Class C—1.77% and 1.72%; Class Y—1.01% and 0.96%; and Class P—1.15% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to (1) waive its management fees through November 28, 2011 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners plc, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Barclays Capital Global Aggregate ex US Index is an unmanaged index which provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction  of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Weighted average duration	6.2 yrs.
Weighted average maturity	8.8 yrs.
Average coupon	4.32%
Net assets (mm)	$577.7
Number of holdings	117
Portfolio composition[1]	07/31/11
Long-term global debt securities	97.1%
Futures and forward foreign currency contracts	0.4
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Quality diversification[1]	07/31/11
AAA	17.5%
AA	12.6
A	25.3
BBB	2.9
BB	1.3
B	0.2
Non-rated	37.3
Futures and forward foreign currency contracts	0.4
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Top five countries of incorporation[1]	07/31/11
Japan	22.6%
United Kingdom	13.7
United States	11.0
France	7.6
Canada	7.5
Total	62.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Long-term global debt securities—97.11%
Austria—0.18%
Sappi Papier Holding GmbH 6.625%, due 04/15/21[2,3]		1,050,000	$1,034,250
British Virgin Islands—0.54%
CNOOC Finance 2011 Ltd. 4.250%, due 01/26/21[2]		3,100,000	3,147,653
Canada—7.46%
Canadian Government Bond 3.250%, due 06/01/21		12,050,000	13,110,027
3.750%, due 06/01/19		10,040,000	11,403,220
5.750%, due 06/01/33		4,460,000	6,471,656
Cards II Trust 3.048%, due 05/15/13		3,100,000	3,313,037
3.333%, due 05/15/16		2,300,000	2,464,270
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	6,327,846
			43,090,056
Cayman Islands—0.06%
UPCB Finance Ltd. 7.625%, due 01/15/20[4]	EUR	250,000	362,817
Denmark—0.71%
Kingdom of Denmark 4.000%, due 11/15/15		19,660,000	4,126,274
France—7.59%
BNP Paribas Home Loan Covered Bonds SA 2.200%, due 11/02/15[2]	USD	3,900,000	3,867,213
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		10,325,000	15,601,047
Electricite De France 5.375%, due 05/29/20		1,000,000	1,617,903
GDF Suez 2.750%, due 10/18/17		1,800,000	2,551,073
Pernod-Ricard SA 4.875%, due 03/18/16		950,000	1,397,133
Republic of France 4.000%, due 04/25/55		1,250,000	1,853,115
5.750%, due 10/25/32		2,520,000	4,665,568
Sanofi 2.625%, due 03/29/16	USD	4,100,000	4,243,291
Societe Generale 4.000%, due 07/07/16		3,750,000	5,649,213
5.250%, due 03/28/13		1,000,000	1,492,757
6.125%, due 08/20/18		600,000	922,822
			43,861,135
Germany—5.43%
Bayerische Landesbank 4.000%, due 01/16/12		7,340,000	10,657,013
Bundesrepublik Deutschland, Series 08 4.750%, due 07/04/40		3,034,000	5,516,578
Series 98 5.625%, due 01/04/28		3,600,000	6,737,052

	Face amount[1]		Value
Long-term global debt securities—(Continued)
Germany—(Concluded)
Deutsche Bank AG 3.625%, due 03/09/17[5]		2,250,000	$3,164,102
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 5.721%, due 03/15/18[4,5]		750,000	1,077,674
NRW Bank 3.875%, due 01/27/20		2,300,000	3,467,907
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 8.125%, due 12/01/17[4]		500,000	748,984
			31,369,310
Italy—3.55%
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20		7,200,000	9,611,132
4.750%, due 09/01/21		8,250,000	10,886,150
			20,497,282
Japan—22.63%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, due 01/22/15[2]	USD	1,900,000	2,024,612
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,796,545
2.300%, due 03/19/26		500,000,000	7,101,150
Government of Japan 0.700%, due 09/20/14		2,733,000,000	36,028,029
1.000%, due 12/20/12		1,640,000,000	21,549,687
2.000%, due 03/20/16		1,976,000,000	27,611,998
2.000%, due 12/20/24		685,000,000	9,491,990
2.200%, due 09/20/26		159,700,000	2,236,113
2.300%, due 06/20/35		1,177,000,000	16,241,438
2.300%, due 12/20/36		480,000,000	6,618,962
			130,700,524
Luxembourg—1.50%
Gazprom Via Gaz Capital SA 4.560%, due 12/09/12		3,200,000	4,706,238
8.125%, due 02/04/15		2,000,000	3,258,888
Prologis International Funding SA 7.625%, due 10/23/14[6]		450,000	676,025
			8,641,151
Malaysia—0.15%
Malaysia Government Bond, Series 0902 4.378%, due 11/29/19		2,500,000	874,326
Mexico—5.09%
Mexican Bonos 6.500%, due 06/10/21		83,800,000	7,020,835
8.000%, due 06/11/20		95,000,000	8,857,909
8.500%, due 12/13/18		140,200,000	13,506,073
			29,384,817

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Long-term global debt securities—(Continued)
Netherlands—3.18%
Bank Nederlandse Gemeenten 4.375%, due 01/19/15	GBP	660,000	$1,174,915
BMW Finance N.V. 4.000%, due 09/17/14		600,000	897,887
Government of the Netherlands 5.500%, due 01/15/28		1,830,500	3,327,233
ING Bank N.V. 1.652%, due 06/09/14[4,5]	USD	3,150,000	3,148,236
6.125%, due 05/29/23[5]		800,000	1,184,637
Netherlands Government Bond 4.000%, due 01/15/37		2,750,000	4,319,987
Schlumberger Finance BV 2.750%, due 12/01/15		1,400,000	2,019,748
Urenco Finance N.V. 5.375%, due 05/22/15		1,500,000	2,329,230
			18,401,873
Norway—1.02%
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	4,000,000	5,872,728
Poland—0.25%
Poland Government Bond, Series 1019 5.500%, due 10/25/19		4,050,000	1,436,437
Singapore—1.27%
DBS Bank Ltd. 2.375%, due 09/14/15	USD	950,000	951,957
5.000%, due 11/15/19[2,5]	USD	2,400,000	2,564,043
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[5]	USD	2,300,000	2,399,746
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,5]	USD	1,300,000	1,397,995
			7,313,741
South Korea—3.86%
Korea Treasury Bond 5.750%, due 09/10/18		21,318,210,000	22,275,336
Spain—2.95%
Spain Government Bond 5.500%, due 04/30/21		12,450,000	17,020,866
Supranational—1.11%
European Investment Bank 6.000%, due 12/07/28	GBP	3,200,000	6,437,667
Sweden—3.20%
Government of Sweden 4.250%, due 03/12/19		14,830,000	2,648,699
Nordea Bank AB 4.000%, due 09/30/16[5]	EUR	1,900,000	2,733,052
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	3,095,940

	Face amount[1]		Value
Long-term global debt securities—(Continued)
Sweden—(Concluded)
Skandinaviska Enskilda Banken AB 4.500%, due 04/25/13	EUR	3,880,000	$5,787,494
Vattenfall AB 6.250%, due 03/17/21	EUR	2,450,000	4,230,944
			18,496,129
Switzerland—0.71%
Credit Suisse London 5.125%, due 09/18/17	EUR	2,650,000	4,101,062
United Kingdom—13.72%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,873,333
5.750%, due 03/02/26[4]		3,250,000	5,689,246
Anglian Water Services Finance PLC 6.250%, due 06/27/16	EUR	900,000	1,483,440
Aviva PLC 5.250%, due 10/02/23[5]	EUR	1,900,000	2,736,934
Barclays Bank PLC 1.286%, due 01/13/14[5]	USD	2,600,000	2,605,252
4.000%, due 10/07/19	EUR	1,900,000	2,803,123
4.500%, due 03/04/19[5]	EUR	1,450,000	2,045,880
Diageo Finance PLC 6.625%, due 12/05/14	EUR	1,900,000	3,073,589
First Hydro Finance PLC 9.000%, due 07/31/21		700,000	1,373,074
HSBC Bank PLC 1.050%, due 01/17/14[4,5]	USD	3,000,000	3,006,990
HSBC Holdings PLC 6.250%, due 03/19/18	EUR	4,000,000	6,222,561
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,558,514
Nationwide Building Society 4.375%, due 02/28/22	EUR	3,750,000	5,448,771
Network Rail Infrastructure Finance PLC 4.875%, due 11/27/15		705,000	1,306,462
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	1,350,000	1,992,761
Royal Bank of Scotland PLC 4.875%, due 08/25/14[2]	USD	3,000,000	3,149,832
Scottish & Southern Energy PLC 6.125%, due 07/29/13	EUR	900,000	1,382,168
Standard Chartered Bank 3.625%, due 02/03/17[5]	EUR	1,400,000	2,001,647
Standard Chartered PLC 3.625%, due 12/15/15	EUR	4,500,000	6,580,192
United Kingdom Treasury Bonds 4.250%, due 12/07/55		3,770,000	6,525,532

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Long-term global debt securities—(Continued)
United Kingdom—(Concluded)
United Kingdom Treasury Inflation Linked Bonds 1.250%, due 11/22/17		7,708,646	$14,371,694
			79,230,995
United States—10.95%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[2]		2,350,000	2,388,822
Ball Corp. 6.750%, due 09/15/20		1,050,000	1,123,500
BMW US Capital LLC 5.000%, due 05/28/15	EUR	600,000	931,624
Boeing Capital Corp. 2.125%, due 08/15/16		1,650,000	1,660,768
Celanese US Holdings LLC 6.625%, due 10/15/18		650,000	702,000
Citigroup, Inc. 1.111%, due 02/15/13[5]		3,000,000	3,000,063
6.000%, due 08/15/17		1,800,000	2,003,695
CONSOL Energy, Inc. 8.250%, due 04/01/20		1,050,000	1,168,125
Daimler Finance N.A. LLC 0.856%, due 03/28/14[2,5]		2,500,000	2,500,867
Ford Motor Credit Co. LLC 5.750%, due 02/01/21		1,200,000	1,225,714
Georgia-Pacific LLC 8.000%, due 01/15/24		500,000	616,555
HSBC Bank USA N.A. 4.875%, due 08/24/20		1,400,000	1,409,338
IBM Corp. 5.700%, due 09/14/17		4,200,000	4,992,078
Johnson & Johnson 4.750%, due 11/06/19	EUR	3,350,000	5,333,333
JPMorgan Chase Bank N.A. 6.000%, due 10/01/17		4,850,000	5,462,681
New York Life Global Funding 2.450%, due 07/14/16[2]		2,800,000	2,844,747
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[2]		700,000	742,976
Pfizer, Inc. 5.750%, due 06/03/21	EUR	3,900,000	6,558,617
Philip Morris International, Inc. 5.650%, due 05/16/18		1,200,000	1,397,644
6.875%, due 03/17/14		1,800,000	2,071,597

	Face amount[1]		Value
Long-term global debt securities—(Concluded)
United States—(Concluded)
PNC Funding Corp. 5.125%, due 02/08/20		2,550,000	$2,781,588
Procter & Gamble Co. 4.500%, due 05/12/14	EUR	3,700,000	5,628,932
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	2,900,000	5,169,207
Teva Pharmaceutical Finance III BV 0.747%, due 03/21/14[5]		1,550,000	1,560,653
			63,275,124
Total long-term global debt securities (cost—$516,153,677)			560,951,553
Repurchase agreement—0.83%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $23,931 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $3,439,624 US Treasury Bills, zero coupon due 08/04/11 and $1,356,580 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$4,906,252); proceeds: $4,810,004 (cost—$4,810,000)		4,810,000	4,810,000
	Number of shares
Investment of cash collateral from securities loaned—0.01%
Money market fund—0.01%
UBS Private Money Market Fund LLC[7] (cost—$65,600)		65,600	65,600
Total investments (cost—$521,029,277)— 97.95%			565,827,153
Other assets in excess of liabilities—2.05%			11,834,627
Net assets—100.00%			$577,661,780

Aggregate cost for federal income tax purposes was $523,099,313; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$46,261,579
Gross unrealized depreciation	(3,533,739)
Net unrealized appreciation	$42,727,840

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2011

  Note: The portfolio of investments is listed by the issuer's country of incorporation.

1  In local currency unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 4.44% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security, or portion thereof, was on loan at July 31, 2011.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2011, the value of these securities amounted to 2.43% of net assets.

5  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$—	$1,121,038	$1,055,438	$65,600	$19

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
5	USD	US Treasury Bond 30 Year Futures	September 2011	$630,479	$640,625	$10,146
Interest rate futures buy contracts:
146	AUD	Australian Bond 10 Year Futures	September 2011	17,086,504	17,564,991	478,487
233	CAD	Canada Government Bond 10 Year Futures	September 2011	30,235,873	31,099,184	863,311
77	EUR	German Euro BOBL Futures	September 2011	12,864,350	13,218,141	353,791
160	EUR	German Euro Bund Futures	September 2011	28,837,602	29,959,857	1,122,255
86	EUR	German Euro Schatz Futures	September 2011	13,266,702	13,395,019	128,317
				$102,921,510	$105,877,817	$2,956,307
				Proceeds
US Treasury futures sell contracts:
137	USD	US Treasury Note 2 Year Futures	September 2011	$29,980,163	$30,129,297	$(149,134)
256	USD	US Treasury Note 5 Year Futures	September 2011	30,363,736	31,090,000	(726,264)
613	USD	US Treasury Note 10 Year Futures	September 2011	74,598,013	77,046,438	(2,448,425)
Interest rate futures sell contracts:
24	GBP	United Kingdom Long Gilt 10 Year Futures	September 2011	4,731,805	4,932,549	(200,744)
2	JPY	Japan Government Bond 10 Year Futures	September 2011	3,652,529	3,680,072	(27,543)
				$143,326,246	$146,878,356	$(3,552,110)
						$(595,803)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Barclays Bank PLC	KRW	1,238,591,000	USD	1,133,826	12/01/11	$(31,752)
Barclays Bank PLC	PLN	8,892,387	USD	3,232,079	08/10/11	38,833
Barclays Bank PLC	PLN	8,949,201	USD	3,211,639	10/12/11	18,478
Barclays Bank PLC	USD	50,792	DKK	259,709	08/10/11	(711)
Barclays Bank PLC	USD	2,817,494	KRW	3,031,060,000	12/01/11	34,888
Barclays Bank PLC	USD	3,211,639	PLN	8,892,387	08/10/11	(18,393)
Citibank N.A.	AUD	10,010,667	CAD	10,236,607	10/12/11	(203,863)
Citibank N.A.	AUD	31,079,155	USD	33,888,429	08/10/11	(225,034)
Citibank N.A.	CAD	10,302,978	AUD	10,010,667	08/10/11	206,539
Citibank N.A.	CAD	1,409,295	USD	1,454,000	08/10/11	(20,748)
Citibank N.A.	CAD	10,389,872	USD	10,929,000	10/12/11	71,801
Citibank N.A.	EUR	2,672,789	GBP	2,361,142	08/10/11	35,516
Citibank N.A.	GBP	2,358,536	EUR	2,672,789	10/12/11	(34,531)
Citibank N.A.	GBP	39,000	USD	62,735	08/10/11	(1,275)
Citibank N.A.	GBP	13,000	USD	21,205	10/12/11	(118)
Citibank N.A.	JPY	2,021,913,465	USD	25,873,504	08/10/11	(393,047)
Citibank N.A.	MXN	110,814,438	USD	9,425,000	10/12/11	44,724
Citibank N.A.	NOK	103,915,948	USD	19,354,805	08/10/11	64,226
Citibank N.A.	USD	10,513,181	AUD	9,943,687	08/10/11	401,325
Citibank N.A.	USD	33,467,544	AUD	30,935,189	10/12/11	218,674
Citibank N.A.	USD	1,058,583	CAD	1,035,214	08/10/11	24,709
Citibank N.A.	USD	4,723,064	CNY	30,400,000	12/01/11	4,778
Citibank N.A.	USD	39,696,108	EUR	27,457,383	08/10/11	(249,419)
Citibank N.A.	USD	746,180	EUR	516,347	10/12/11	(5,505)
Citibank N.A.	USD	13,569,744	JPY	1,094,383,834	08/10/11	647,327
Citibank N.A.	USD	25,839,648	JPY	2,018,321,997	10/12/11	399,405
Citibank N.A.	USD	1,061,224	MXN	12,620,688	08/10/11	13,248
Citibank N.A.	USD	19,211,675	NOK	103,915,948	08/10/11	78,905
Citibank N.A.	USD	19,354,805	NOK	104,341,754	10/12/11	(62,800)
Citibank N.A.	USD	976,742	NZD	1,207,643	08/10/11	84,088
Credit Suisse London Branch	CAD	10,920,000	AUD	10,639,801	08/10/11	251,418
Credit Suisse London Branch	CHF	6,659,682	USD	8,300,738	08/10/11	(161,766)
Credit Suisse London Branch	EUR	2,983,807	USD	4,311,900	08/10/11	25,209
Credit Suisse London Branch	JPY	106,627,547	USD	1,355,513	08/10/11	(29,679)
Credit Suisse London Branch	MXN	10,355,490	USD	883,725	08/10/11	2,102
Credit Suisse London Branch	MXN	104,335,060	USD	8,909,150	10/12/11	77,344
Credit Suisse London Branch	NZD	1,207,643	USD	1,050,770	08/10/11	(10,059)
Credit Suisse London Branch	PLN	12,027,334	USD	4,343,880	08/10/11	24,878
Credit Suisse London Branch	SGD	1,909,131	USD	1,586,448	08/10/11	895
Credit Suisse London Branch	USD	17,364,281	CAD	17,004,667	08/10/11	430,142
Credit Suisse London Branch	USD	7,903,260	CHF	6,659,682	08/10/11	559,244
Credit Suisse London Branch	USD	8,300,738	CHF	6,656,362	10/12/11	165,424
Credit Suisse London Branch	USD	1,726,013	EUR	1,204,000	08/10/11	3,715
Credit Suisse London Branch	USD	8,909,150	MXN	103,711,419	08/10/11	(79,600)
Credit Suisse London Branch	USD	1,046,181	NZD	1,207,643	10/12/11	9,784

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(Concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Credit Suisse London Branch	USD	8,060,795	PHP	348,710,000	12/01/11	$132,255
Credit Suisse London Branch	USD	4,372,304	PLN	12,027,334	08/10/11	(53,302)
Credit Suisse London Branch	USD	4,343,880	PLN	12,099,008	10/12/11	(26,837)
Credit Suisse London Branch	USD	1,586,448	SGD	1,908,814	10/12/11	(924)
Deutsche Bank AG London	GBP	2,367,119	USD	3,863,304	08/10/11	(21,889)
Deutsche Bank AG London	PEN	2,760,000	USD	989,070	12/01/11	(13,048)
Deutsche Bank AG London	USD	4,542,772	CAD	4,353,393	08/10/11	12,808
Deutsche Bank AG London	USD	1,733,655	CLP	826,000,000	12/01/11	45,611
Deutsche Bank AG London	USD	1,078,523	CNY	6,950,000	12/01/11	2,349
Deutsche Bank AG London	USD	220,426	EUR	151,991	08/10/11	(2,068)
Deutsche Bank AG London	USD	991,593	PEN	2,760,000	12/01/11	10,525
Deutsche Bank AG London	USD	1,548,890	SGD	1,909,131	08/10/11	36,662
JPMorgan Chase Bank	EUR	5,963,150	USD	8,479,750	08/10/11	(87,218)
JPMorgan Chase Bank	GBP	35,136	USD	56,748	08/10/11	(921)
JPMorgan Chase Bank	MXN	105,976,617	USD	8,861,069	08/10/11	(161,331)
JPMorgan Chase Bank	USD	243,744	CAD	239,000	08/10/11	6,356
JPMorgan Chase Bank	USD	2,532,629	CNY	16,300,000	12/01/11	2,365
JPMorgan Chase Bank	USD	1,729,028	EUR	1,218,909	08/10/11	22,119
JPMorgan Chase Bank	USD	91,173	EUR	64,000	10/12/11	632
JPMorgan Chase Bank	USD	130,467	GBP	80,113	08/10/11	1,024
JPMorgan Chase Bank	USD	12,518,661	JPY	1,004,901,675	08/10/11	535,954
JPMorgan Chase Bank	USD	910,214	MYR	2,800,000	12/01/11	24,741
JPMorgan Chase Bank	USD	3,598,385	TWD	102,500,000	12/01/11	(36,766)
Morgan Stanley & Co. International PLC	DKK	16,024,490	USD	3,108,027	08/10/11	17,953
Morgan Stanley & Co. International PLC	EUR	18,412,537	USD	26,592,491	08/10/11	140,093
Morgan Stanley & Co. International PLC	GBP	2,000	USD	3,277	10/12/11	(4)
Morgan Stanley & Co. International PLC	JPY	1,249,997	USD	15,490	08/10/11	(748)
Morgan Stanley & Co. International PLC	SEK	21,869,176	USD	3,481,466	08/10/11	6,885
Morgan Stanley & Co. International PLC	USD	143,385	AUD	134,001	08/10/11	3,698
Morgan Stanley & Co. International PLC	USD	3,007,036	DKK	15,764,781	08/10/11	32,957
Morgan Stanley & Co. International PLC	USD	301,731	DKK	1,556,690	10/12/11	(1,990)
Morgan Stanley & Co. International PLC	USD	24,532,155	EUR	16,987,733	10/12/11	(164,100)
Morgan Stanley & Co. International PLC	USD	377,758	JPY	30,505,500	08/10/11	18,537
Morgan Stanley & Co. International PLC	USD	3,511,259	SEK	21,869,176	08/10/11	(36,679)
Morgan Stanley & Co. International PLC	USD	3,481,466	SEK	21,946,465	10/12/11	(6,474)
Royal Bank of Scotland PLC	GBP	4,000	USD	6,579	10/12/11	18
Royal Bank of Scotland PLC	USD	371,347	AUD	351,000	08/10/11	13,922
						$2,862,484

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2011

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$560,951,553	$—	$560,951,553
Repurchase agreement	—	4,810,000	—	4,810,000
Investment of cash collateral from securities loaned	—	65,600	—	65,600
Futures contracts, net	(595,803)	—	—	(595,803)
Forward foreign currency contracts, net	—	2,862,484	—	2,862,484
Total	$(595,803)	$568,689,637	$—	$568,093,834

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	57.84%	—
Repurchase agreement	—	0.85%
Banks and other financial institutions	26.76	—
Industrial	14.54	—
Investment of cash collateral from securities loaned	—	0.01
	99.14%	0.86%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 10.30%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 8.12%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the BofA Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 12.12%, and the Lipper High Current Yield Funds category posted a median return of 12.16%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 87. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

The Portfolio underperformed its benchmark during the reporting period. Our beta positioning helped relative performance in the first half of the reporting period, but detracted from results during the second half of the period. (Beta is a measure of volatility or risk relative to the market as a whole.)

We believe that the Portfolio has a beta slightly higher than the benchmark, and we have not changed this relative position since the third quarter of 2009. This stance was beneficial when the high yield market rallied during the first half of the period. However, our overweight exposure to autos and airlines were a drag on relative performance during the first quarter of 2011, as oil prices rose in response to unrest in the Middle East. In spite of this, Ford was our best performing issuer over the entire 12-month reporting period. General Motors, on the other hand, was the most significant laggard, and nearly offset the contribution from Ford.

The Portfolio's overweight in financials was a benefit during most of the fiscal year, but weighed heavily on relative results toward the end of the period due to concerns about European sovereign exposure and lower growth expectations. Non-European financials, such as Ally Financial and CIT Group, were among our top performers during the fiscal year, as they generally exceeded earnings expectations and recovered from the recession. Elsewhere, our exposure to housing and building materials companies were a drag on performance as the anticipated housing recovery did not take place. Among our poor-performing building materials companies were Texas Industries and US Concrete, the latter of which emerged from bankruptcy in the second half of 2010.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Lou Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large potential gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields seeks to do this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust

PACE High Yield Investments

Sub-Advisor's comments – concluded

We are maintaining our current positioning relative to the benchmark because the economic recovery, in our view, is still on track, and we believe growth will continue at a slow pace. Our positive outlook is based on accommodative monetary policy and a recapitalized financial sector. In addition, the corporate health of issuers in the high yield market remains strong, with solid balance sheets, high cash levels, refinanced debt structures and record profits. Furthermore, high yield default rates, just under 2%, are well below their long term average of 4%. With high yield spreads currently in the 700 basis point (7%) range, we believe the market represents attractive value, and we continue to maintain a portfolio beta that is similar to, or slightly above, the benchmark. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

The Portfolio used currency forwards during the reporting period to hedge the currency exposure of the Portfolio into US dollars. Overall, the use of these derivatives during the period detracted from performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	Since inception[1]
Before deducting	Class A2	10.00%	9.15%	8.72%
maximum sales charge	Class C3	9.50%	N/A	22.98%
or PACE Select	Class Y4	10.24%	N/A	27.66%
program fee	Class P5	10.30%	9.42%	8.97%
After deducting maximum sales charge	Class A2	5.05%	8.15%	7.77%
or PACE Select	Class C3	8.75%	N/A	22.98%
program fee	Class P5	8.12%	7.25%	6.81%
BofA Merrill Lynch Global High Yield Index (hedged in USD)[6]		12.12%	9.33%	9.03%
Lipper High Current Yield Funds median		12.16%	7.38%	7.05%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 8.79%; 5-year period, 8.27%; since inception, 7.84%; Class C—1-year period, 12.60%; since inception, 23.73%; Class Y—1 year period, 14.11%; since inception, 28.54%; Class P—1-year period, 11.92%; 5-year period, 7.37%; since inception, 6.88%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.35% and 1.35%; Class B—2.06% and 2.06%; Class C—1.81% and 1.81%; Class Y—1.10% and 1.10%; and Class P—1.19% and 1.10%. Class B shares were not operational as of November 28, 2010. Therefore these amounts have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10% and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and  euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal  value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Weighted average duration	3.7 yrs.
Weighted average maturity	4.5 yrs.
Average coupon	7.05%
Net assets (mm)	$277.9
Number of holdings	297
Portfolio composition[1]	07/31/11
Bonds and loan assignments	94.7%
Common stocks, preferred stock and warrants	2.2
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.5
Total	100.0%
Quality diversification[1]	07/31/11
BB & higher	41.6%
B	36.1
CCC & lower	7.5
Not rated	11.7
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.5
Total	100.0%
Asset allocation[1]	07/31/11
Corporate bonds	88.0%
Loan assignments	3.6
Asset-backed securities	2.7
Common stocks, preferred stock and warrants	2.2
Collateralized mortgage obligations	0.4
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.5
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Corporate bonds—88.00%
Aerospace & defense—2.45%
Alliant Techsystems, Inc. 6.750%, due 04/01/16	55,000	$56,513
6.875%, due 09/15/20	2,150,000	2,236,000
BE Aerospace, Inc. 6.875%, due 10/01/20	500,000	537,500
8.500%, due 07/01/18	600,000	662,250
Ducommun, Inc. 9.750%, due 07/15/18[2]	1,115,000	1,145,662
Hexcel Corp. 6.750%, due 02/01/15	453,000	462,626
TransDigm, Inc. 7.750%, due 12/15/18[2]	1,600,000	1,704,000
		6,804,551
Airlines—2.85%
American Airlines Pass Through Trust 2001-01, 6.977%, due 05/23/21	356,673	299,605
Class B 7.377%, due 05/23/19	254,956	214,163
Continental Airlines Pass Through Trust 2003-ERJ1, Series RJ03 7.875%, due 07/02/18	875,214	866,462
Continental Airlines Pass Through Trust 2004-ERJ1, Series RJ04 9.558%, due 09/01/19	789,498	821,078
Continental Airlines Pass Through Trust 2005-ERJ1, Series ERJ1 9.798%, due 04/01/21	1,133,569	1,173,244
Delta Air Lines, Inc. 12.250%, due 03/15/15[2,3,4]	2,105,000	2,344,444
Delta Air Lines Pass Through Trust 2001-1, Class B 7.711%, due 09/18/11	280,000	281,736
Delta Air Lines Pass Through Trust 2010-1, Class B 6.375%, due 01/02/16	1,200,000	1,140,000
United Air Lines Pass Through Trust 2009-2A 9.750%, due 01/15/17	680,347	772,194
		7,912,926
Auto & truck—1.97%
Ford Holdings, Inc. 9.300%, due 03/01/30	1,145,000	1,456,154
9.375%, due 03/01/20	285,000	336,086

	Face amount[1]		Value
Corporate bonds—(Continued)
Auto & truck—(Concluded)
Ford Motor Co. 6.625%, due 10/01/28		1,595,000	$1,629,029
General Motors Co. 8.375%, due 07/15/49[5,6]*		10,190,000	216,538
Navistar International Corp. 8.250%, due 11/01/21		1,685,000	1,832,437
			5,470,244
Automotive parts—0.36%
Goodyear Tire & Rubber Co. 8.250%, due 08/15/20[4]		420,000	460,950
10.500%, due 05/15/16		475,000	534,969
			995,919
Banking-non-US—3.09%
Deutsche Postbank Funding Trust IV 5.983%, due 06/29/17[7,8]	EUR	850,000	995,412
EGG Banking PLC 7.500%, due 12/09/13[7,8]	GBP	1,560,000	2,492,788
HBOS Capital Funding LP 6.461%, due 11/30/18[7,8]	GBP	1,400,000	1,712,034
HT1 Funding GmbH 6.352%, due 06/30/17[7,8]	EUR	2,100,000	2,249,538
IKB Deutsche Industriebank AG 4.500%, due 07/09/13	EUR	1,000,000	1,142,335
			8,592,107
Banking-US—1.01%
Fifth Third Capital Trust IV 6.500%, due 04/15/37[8]		1,600,000	1,556,000
Wachovia Capital Trust III 5.570%, due 09/19/11[7,8]		750,000	699,375
Wells Fargo & Co., Series K 7.980%, due 06/15/18[7,8]		525,000	562,406
			2,817,781
Beverages—0.45%
Constellation Brands, Inc. 7.250%, due 09/01/16		590,000	650,475
7.250%, due 05/15/17		225,000	246,375
8.375%, due 12/15/14		300,000	344,250
			1,241,100
Broadcast—0.73%
Clear Channel Communications, Inc. 6.875%, due 06/15/18		730,000	459,900
7.250%, due 10/15/27		445,000	229,175
9.000%, due 03/01/21[2]		775,000	732,375
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17		550,000	600,875
			2,022,325

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Corporate bonds—(Continued)
Building & construction—2.91%
Beazer Homes USA, Inc. 8.125%, due 06/15/16		1,255,000	$1,073,025
D.R. Horton, Inc. 5.625%, due 01/15/16		195,000	198,169
6.500%, due 04/15/16		255,000	266,475
K. Hovnanian Enterprises, Inc. 6.500%, due 01/15/14		580,000	475,600
10.625%, due 10/15/16[4]		1,490,000	1,381,975
Meritage Homes Corp. 6.250%, due 03/15/15		550,000	546,563
PERI GmbH 5.625%, due 12/15/11[9]	EUR	335,000	481,361
Pulte Group, Inc. 6.375%, due 05/15/33		567,000	462,105
7.875%, due 06/15/32		870,000	793,875
Shea Homes LP/Shea Homes Funding Corp. 8.625%, due 05/15/19[2]		1,045,000	1,042,388
Standard Pacific Corp. 8.375%, due 05/15/18		1,365,000	1,375,237
			8,096,773
Building materials—0.43%
Interface, Inc. 7.625%, due 12/01/18		1,130,000	1,203,450
Building products—1.10%
Associated Materials LLC 9.125%, due 11/01/17[4]		1,110,000	1,121,100
USG Corp. 6.300%, due 11/15/16		1,235,000	1,062,100
8.375%, due 10/15/18[2]		210,000	204,750
9.750%, due 01/15/18[3]		690,000	664,125
			3,052,075
Building products-cement—0.92%
Hanson Ltd. 6.125%, due 08/15/16		600,000	627,000
HeidelbergCement Finance BV 7.500%, due 04/03/20	EUR	395,000	593,116
Texas Industries, Inc. 9.250%, due 08/15/20		1,350,000	1,328,063
			2,548,179
Cable—1.77%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000%, due 01/15/19		1,035,000	1,076,400
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, due 11/15/17[2]		1,405,000	1,494,569
Dish DBS Corp. 6.625%, due 10/01/14		800,000	853,000
6.750%, due 06/01/21[2]		675,000	696,937
7.125%, due 02/01/16		750,000	800,625
			4,921,531

	Face amount[1]		Value
Corporate bonds—(Continued)
Car rental—1.64%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.761%, due 05/15/14[4,8]		200,000	$194,000
8.250%, due 01/15/19		1,425,000	1,469,531
Europcar Groupe SA 4.920%, due 05/15/13[8,9]	EUR	300,000	415,982
Hertz Corp. 6.750%, due 04/15/19[2]		300,000	300,000
7.375%, due 01/15/21[2]		585,000	598,163
8.875%, due 01/01/14[4]		99,000	101,599
Hertz Holdings Netherlands BV 8.500%, due 07/31/15[9]	EUR	1,000,000	1,487,191
			4,566,466
Chemicals—2.34%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18		1,380,000	1,462,800
Huntsman International LLC 6.875%, due 11/15/13[9]	EUR	600,000	877,658
7.500%, due 01/01/15	EUR	650,000	945,659
Lyondell Chemical Co. 8.000%, due 11/01/17[2]		1,210,000	1,367,300
Nalco Co. 6.625%, due 01/15/19[2]		880,000	987,800
Rockwood Specialties Group, Inc. 7.625%, due 11/15/14	EUR	270,000	388,933
Vertellus Specialties, Inc. 9.375%, due 10/01/15[2,4]		470,000	485,863
			6,516,013
Coal—1.55%
Alpha Natural Resources, Inc. 6.000%, due 06/01/19		1,045,000	1,077,656
6.250%, due 06/01/21		170,000	175,950
Arch Coal, Inc. 7.000%, due 06/15/19[2]		1,000,000	1,047,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.250%, due 12/15/17		1,270,000	1,358,900
8.500%, due 12/15/19		605,000	654,156
			4,314,162
Commercial services—1.44%
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	689,927
8.375%, due 08/15/21		1,000,000	1,070,000
United Rentals North America, Inc. 9.250%, due 12/15/19		2,015,000	2,254,281
			4,014,208

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Corporate bonds—(Continued)
Computer software & services—0.22%
Sungard Data Systems, Inc. 10.250%, due 08/15/15		600,000	$622,500
Consumer products—0.54%
Jarden Corp. 7.500%, due 01/15/20		670,000	703,500
7.500%, due 01/15/20	EUR	550,000	794,246
			1,497,746
Containers & packaging—1.72%
Ball Corp. 7.375%, due 09/01/19		310,000	341,000
OI European Group BV 6.875%, due 03/31/17[9]	EUR	115,000	165,656
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16		750,000	819,375
Packaging Dynamics Corp. 8.750%, due 02/01/16[2]		1,445,000	1,488,350
Rexam PLC 6.750%, due 06/29/67[8]	EUR	1,406,000	1,964,723
			4,779,104
Diversified capital goods—0.45%
Mueller Water Products, Inc. 7.375%, due 06/01/17		445,000	424,975
8.750%, due 09/01/20		755,000	822,950
			1,247,925
Diversified financial services—4.80%
Ally Financial, Inc. 4.500%, due 02/11/14		260,000	258,700
6.750%, due 12/01/14[4]		40,000	41,841
6.750%, due 12/01/14		725,000	761,250
7.500%, due 09/15/20		1,760,000	1,848,000
8.300%, due 02/12/15		645,000	706,275
Bank of America Corp. 8.000%, due 01/30/18[7,8]		345,000	355,319
Capital One Capital III 7.686%, due 08/15/36		2,000,000	2,045,000
First Data Corp. 8.875%, due 08/15/20[2]		1,715,000	1,835,050
GE Capital Trust III 6.500%, due 09/15/67[8,9]	GBP	1,750,000	2,843,814
Mizuho Capital Investment USD 2 Ltd. 14.950%, due 06/30/14[2,7,8]		1,000,000	1,267,350
Pinafore LLC/Pinafore, Inc. 9.000%, due 10/01/18[2]		1,250,000	1,365,625
			13,328,224
Diversified manufacturing—0.83%
Bombardier, Inc. 7.500%, due 03/15/18[2]		270,000	302,400
7.750%, due 03/15/20[2]		1,770,000	1,991,250
			2,293,650

	Face amount[1]		Value
Corporate bonds—(Continued)
Diversified operations—0.78%
Icahn Enterprises LP 4.000%, due 08/15/13[8]		900,000	$867,465
8.000%, due 01/15/18		1,250,000	1,290,625
			2,158,090
Electric utilities—1.71%
Edison Mission Energy 7.200%, due 05/15/19		150,000	112,875
7.625%, due 05/15/27		65,000	44,850
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20		2,028,000	2,139,832
NRG Energy, Inc. 7.625%, due 01/15/18[2]		250,000	254,375
8.250%, due 09/01/20		1,835,000	1,890,050
8.500%, due 06/15/19		295,000	306,800
			4,748,782
Electric-generation—1.19%
Calpine Corp. 7.875%, due 07/31/20[2]		1,415,000	1,492,825
Intergen N.V. 8.500%, due 06/30/17[9]	EUR	205,000	307,820
9.000%, due 06/30/17[2]		400,000	422,000
9.500%, due 06/30/17[9]	GBP	490,000	862,623
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		212,281	221,834
			3,307,102
Electric-integrated—0.27%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.500%, due 10/01/20[2,4]		800,000	740,000
Electronics—0.95%
Freescale Semiconductor, Inc. 9.250%, due 04/15/18[2]		1,180,000	1,286,200
10.125%, due 03/15/18[2,4]		569,000	634,435
SGL Carbon SE 2.670%, due 05/16/15[8,9]	EUR	500,000	707,673
			2,628,308
Finance-captive automotive—1.06%
Ally Credit Canada Ltd. 6.000%, due 05/23/12	EUR	300,000	431,958
FCE Bank PLC 7.125%, due 01/15/13	EUR	800,000	1,186,879
Ford Motor Credit Co. LLC 8.000%, due 12/15/16		1,165,000	1,334,309
			2,953,146

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Corporate bonds—(Continued)
Finance-noncaptive consumer—1.57%
CIT Group, Inc. 7.000%, due 05/01/15		773	$775
7.000%, due 05/04/15[2]		505,000	506,263
7.000%, due 05/01/16		957	959
7.000%, due 05/02/16[2]		1,308,000	1,311,270
7.000%, due 05/01/17		416	417
7.000%, due 05/02/17[2]		2,550,000	2,556,375
			4,376,059
Finance-other—1.88%
SLM Corp. MTN 8.000%, due 03/25/20		2,000,000	2,191,306
8.450%, due 06/15/18		600,000	670,836
Springleaf Finance Corp. 3.250%, due 01/16/13	EUR	1,000,000	1,353,119
6.900%, due 12/15/17		350,000	327,687
Springleaf Finance Corp. MTN 6.500%, due 09/15/17		545,000	495,950
Series H 5.375%, due 10/01/12		175,000	173,688
			5,212,586
Financial services—1.47%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[8]		1,450,000	1,341,250
Northern Rock Asset Management PLC 9.375%, due 10/17/21	GBP	2,000,000	2,757,638
			4,098,888
Food—0.17%
Smithfield Foods, Inc. 10.000%, due 07/15/14		410,000	479,188
Food-wholesale—0.08%
Barry Callebaut Services N.V. 6.000%, due 07/13/17	EUR	140,000	211,224
Gaming—4.50%
Caesars Entertainment Operating Co., Inc. 10.000%, due 12/15/18		2,709,000	2,387,045
12.750%, due 04/15/18		370,000	370,000
Isle of Capri Casinos, Inc. 7.000%, due 03/01/14[4]		1,380,000	1,380,000
7.750%, due 03/15/19[2,4]		575,000	586,500
MGM Resorts International 5.875%, due 02/27/14[4]		55,000	53,900
6.625%, due 07/15/15[4]		1,735,000	1,669,937
7.500%, due 06/01/16		1,485,000	1,447,875
Mohegan Tribal Gaming Authority 6.125%, due 02/15/13[4]		1,475,000	1,235,313
11.500%, due 11/01/17[2,4]		285,000	289,275
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15		1,570,000	1,617,100

	Face amount[1]		Value
Corporate bonds—(Continued)
Gaming—(Concluded)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, due 08/15/20		1,340,000	$1,480,700
			12,517,645
Health care providers & services—1.35%
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17		365,000	390,550
HCA, Inc. 6.500%, due 02/15/16		3,165,000	3,236,213
7.500%, due 02/15/22		55,000	55,825
9.250%, due 11/15/16		55,000	58,678
			3,741,266
Hotels, restaurants & leisure—0.47%
Royal Caribbean Cruises Ltd. 5.625%, due 01/27/14[9]	EUR	925,000	1,315,841
Household durables—0.58%
Libbey Glass, Inc. 10.000%, due 02/15/15		1,493,000	1,619,905
Insurance—2.93%
American International Group, Inc. 5.000%, due 04/26/23	GBP	750,000	1,104,551
Series A2 4.875%, due 03/15/67[8]	EUR	1,500,000	1,691,949
Series A3 5.750%, due 03/15/67[8]	GBP	600,000	802,670
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	965,637
Liberty Mutual Group, Inc. 7.800%, due 03/15/37[2,4]		2,000,000	2,020,000
Lincoln National Corp. 7.000%, due 05/17/66[8]		1,555,000	1,570,550
			8,155,357
Machinery—1.13%
Boart Longyear Management Pty Ltd. 7.000%, due 04/01/21[2]		1,745,000	1,792,988
Terex Corp. 8.000%, due 11/15/17		1,335,000	1,360,031
			3,153,019
Machinery-agriculture & construction—0.25%
CNH America LLC 7.250%, due 01/15/16		625,000	687,500
Manufacturing-diversified—1.57%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,520,000	1,542,800
Amsted Industries, Inc. 8.125%, due 03/15/18[2]		1,110,000	1,168,275
Polypore International, Inc. 7.500%, due 11/15/17		760,000	807,500

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Corporate bonds—(Continued)
Manufacturing-diversified—(Concluded)
SPX Corp. 6.875%, due 09/01/17[2]		390,000	$418,275
7.625%, due 12/15/14		385,000	427,350
			4,364,200
Media—0.69%
EN Germany Holdings BV 10.750%, due 11/15/15[9]	EUR	1,000,000	1,420,375
Lamar Media Corp. 6.625%, due 08/15/15		285,000	288,919
Series C 6.625%, due 08/15/15		105,000	106,181
Lighthouse International Co. SA 8.000%, due 04/30/14[9]	EUR	275,000	106,690
			1,922,165
Medical products—0.14%
Bausch & Lomb, Inc. 9.875%, due 11/01/15		370,000	391,275
Metals—2.45%
Aleris International, Inc. 6.000%, due 06/01/20[5,10]		13,347	13,347
7.625%, due 02/15/18[2]		1,415,000	1,436,225
Century Aluminum Co. 8.000%, due 05/15/14		1,628,150	1,693,276
Novelis, Inc. 8.375%, due 12/15/17		1,750,000	1,905,312
Vedanta Resources PLC 8.250%, due 06/07/21[2]		1,700,000	1,757,460
			6,805,620
Metals & mining—1.35%
Arch Western Finance LLC 6.750%, due 07/01/13[3]		467,000	469,919
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[2]		525,000	546,000
7.000%, due 11/01/15[2]		630,000	652,837
Foundation PA Coal Co. 7.250%, due 08/01/14		1,160,000	1,186,100
Glencore Finance Europe SA 6.500%, due 02/27/19	GBP	500,000	891,538
			3,746,394
Oil & gas—7.73%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.500%, due 05/20/21		1,420,000	1,455,500
Berry Petroleum Co. 6.750%, due 11/01/20		1,120,000	1,148,000
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	754,885
6.625%, due 08/15/20		645,000	696,600
6.875%, due 08/15/18		645,000	696,600
Concho Resources, Inc. 6.500%, due 01/15/22		300,000	313,500
7.000%, due 01/15/21		1,635,000	1,761,712

	Face amount[1]	Value
Corporate bonds—(Continued)
Oil & gas—(Concluded)
Denbury Resources, Inc. 9.750%, due 03/01/16	200,000	$223,500
El Paso Corp. 6.875%, due 06/15/14	1,030,000	1,150,686
Energy Transfer Equity LP 7.500%, due 10/15/20	1,500,000	1,605,000
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21	430,000	414,950
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20	715,000	752,538
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]	400,000	424,000
8.000%, due 02/15/20[2]	355,000	383,400
Inergy LP/Inergy Finance Corp. 6.875%, due 08/01/21[2]	960,000	964,800
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20	1,790,000	1,982,425
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.500%, due 08/15/21	925,000	964,312
OGX Petroleo e Gas Participacoes SA 8.500%, due 06/01/18[2]	1,395,000	1,470,330
Precision Drilling Corp. 6.500%, due 12/15/21[2]	515,000	525,300
6.625%, due 11/15/20	855,000	884,925
Swift Energy Co. 7.125%, due 06/01/17	500,000	515,000
8.875%, due 01/15/20	895,000	975,550
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 7.875%, due 10/15/18[2]	730,000	764,675
8.250%, due 07/01/16	630,000	667,800
		21,495,988
Oil refining—0.22%
Tesoro Corp. 6.250%, due 11/01/12	430,000	451,500
6.500%, due 06/01/17	160,000	164,000
		615,500
Oil services—2.45%
Basic Energy Services, Inc. 7.125%, due 04/15/16	1,110,000	1,129,425
7.750%, due 02/15/19[2]	420,000	430,500
Cie Generale de Geophysique—Veritas 6.500%, due 06/01/21[2]	1,350,000	1,333,125
Geokinetics Holdings, Inc. 9.750%, due 12/15/14	915,000	894,412

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Face amount[1]		Value
Corporate bonds—(Continued)
Oil services—(Concluded)
Helix Energy Solutions Group, Inc. 9.500%, due 01/15/16[2]		1,245,000	$1,307,250
Hornbeck Offshore Services, Inc., 8.000%, due 09/01/17		335,000	342,538
Series B 6.125%, due 12/01/14		1,375,000	1,375,000
			6,812,250
Packaging—1.19%
Reynolds Group Issuer 8.500%, due 10/15/16[3,9]	EUR	1,100,000	1,608,250
8.750%, due 05/15/18[2,3]		1,765,000	1,694,400
			3,302,650
Paper & forest products—2.89%
Boise Cascade LLC 7.125%, due 10/15/14		1,980,000	1,965,150
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.000%, due 04/01/20		155,000	163,137
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17		1,290,000	1,409,325
Domtar Corp. 9.500%, due 08/01/16		250,000	304,375
10.750%, due 06/01/17		1,185,000	1,528,650
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	505,000	522,457
7.125%, due 10/15/33[2]		1,850,000	1,193,250
Stora Enso Oyj 7.250%, due 04/15/36[2]		1,000,000	935,000
			8,021,344
Pharmaceuticals—0.31%
Mylan, Inc. 6.000%, due 11/15/18[2]		850,000	869,125
Railroads—0.66%
RailAmerica, Inc. 9.250%, due 07/01/17		1,674,000	1,841,400
Real estate investment trusts—0.89%
Host Hotels & Resorts, Inc. 6.000%, due 11/01/20		1,315,000	1,346,231
Prologis International Funding SA 7.625%, due 10/23/14[3]	EUR	750,000	1,126,709
			2,472,940
Steel—0.78%
APERAM 7.375%, due 04/01/16[2]		1,000,000	992,500
US Steel Corp. 7.000%, due 02/01/18		1,170,000	1,175,850
			2,168,350
Support-services—0.20%
TUI AG 5.125%, due 12/10/12[9]	EUR	380,000	547,387

	Face amount[1]		Value
Corporate bonds—(Concluded)
Telecom-integrated/services—1.14%
EH Holding Corp. 7.625%, due 06/15/21[2]		368,000	$379,040
Intelsat Luxembourg SA 11.500%, due 02/04/17[11]		1,250,000	1,343,750
Satmex Escrow SA de C.V. 9.500%, due 05/15/17[2]		1,400,000	1,435,000
			3,157,790
Telecommunication services—0.91%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	920,550
CommScope, Inc. 8.250%, due 01/15/19[2]		1,560,000	1,622,400
			2,542,950
Telephone-integrated—0.82%
Frontier Communications Corp. 7.000%, due 11/01/25		965,000	933,637
7.050%, due 10/01/46		265,000	224,588
Virgin Media Finance PLC 9.500%, due 08/15/16	EUR	700,000	1,129,044
			2,287,269
Transportation—0.94%
Stena AB 5.875%, due 02/01/19[9]	EUR	650,000	747,187
6.125%, due 02/01/17[9]	EUR	1,500,000	1,864,377
			2,611,564
Transportation services—0.82%
Hapag-Lloyd AG 9.750%, due 10/15/17[2,4]		1,130,000	1,039,600
PHI, Inc. 8.625%, due 10/15/18		1,000,000	1,025,000
Teekay Corp. 8.500%, due 01/15/20		195,000	203,775
			2,268,375
Wireless telecommunication services—1.93%
Crown Castle International Corp. 7.125%, due 11/01/19		1,000,000	1,066,250
9.000%, due 01/15/15		430,000	470,850
MetroPCS Wireless, Inc. 6.625%, due 11/15/20		490,000	491,225
7.875%, due 09/01/18		500,000	531,875
Nextel Communications, Inc. 5.950%, due 03/15/14		1,500,000	1,504,687
ViaSat, Inc. 8.875%, due 09/15/16		1,250,000	1,312,500
			5,377,387
Total corporate bonds (cost—$226,631,042)			244,584,788

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Face amount[1]	Value
Loan assignments[8]—3.58%
Airlines—0.80%
US Airways Group, Inc. Term Loan 2.687%, due 08/30/11	2,465,278	$2,227,600
Broadcast—0.34%
Clear Channel Communication, Inc. Delay Draw Term Loan 2 3.837%, due 08/31/11	1,137,550	939,048
Computer software & services—0.65%
Sungard Data Systems, Inc. Tranche B 3.842%, due 09/12/11	1,166,071	1,154,993
3.845%, due 08/15/11	80,858	80,090
3.848%, due 08/08/11	188,076	186,289
3.893%, due 08/08/11	376,152	372,579
		1,793,951
Defense/aerospace—0.31%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.246%, due 09/29/11	60,863	49,786
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.187%, due 08/31/11	862,514	582,731
2.246%, due 09/30/11	121,726	222,378
		854,895
Paper & packaging—0.30%
Georgia-Pacific Corp. New Term Loan B 2.246%, due 08/31/11	17,099	17,068
2.250%, due 08/10/11	828,176	826,702
		843,770
Support-services—0.36%
KAR Auction Services, Inc. Term Loan B 5.000%, due 08/31/11	1,000,000	1,004,170
Telecom-integrated/services—0.54%
Intelsat Jackson Holdings SA Tranche B Term Loan 5.250%, due 10/12/11	1,496,250	1,497,746
Wireless telecommunication services—0.28%
MetroPCS Wireless, Inc. Extended Term Loan B 4.009%, due 08/01/11	509,820	508,928
4.009%, due 08/31/11	267,146	266,678
		775,606
Total loan assignments (cost—$10,010,760)		9,936,786

	Face amount[1]	Value
Asset-backed securities—2.75%
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A 0.257%, due 05/25/37[8]	797,630	$708,502
GSAA Home Equity Trust, Series 2006-14, Class A1 0.237%, due 09/25/36[8]	867,677	378,851
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV1 0.317%, due 04/25/37[8]	735,753	519,295
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A1 0.287%, due 04/25/37[8]	1,206,197	1,040,746
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A2A 0.297%, due 03/25/37[8]	1,866,875	956,977
Morgan Stanley Capital, Inc., Series 2006-HE6, Class A2B 0.287%, due 09/25/36[8]	831,157	727,054
Series 2006-HE8, Class A2B 0.287%, due 10/25/36[8]	323,490	211,776
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1 5.893%, due 06/25/37[3]	1,481,749	959,038
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2 0.297%, due 01/25/37[8]	1,707,567	1,475,140
Series 2007-OPT1, Class 2A1 0.267%, due 06/25/37[8]	782,720	675,682
Total asset-backed securities (cost—$9,724,291)		7,653,061
Collateralized mortgage obligations—0.42%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 3.072%, due 11/25/35[8]	867,133	671,578
Countrywide Alternative Loan Trust, Series 2006-OC6, Class 2A1 0.257%, due 07/25/36[8]	20,328	20,209
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1 5.368%, due 11/25/36[8]	545,041	471,495
Total collateralized mortgage obligations (cost—$1,291,319)		1,163,282

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—1.17%
Automobiles—0.52%
General Motors Co.*	52,394	$1,450,266
Building products—0.02%
Nortek, Inc.*	1,375	42,625
Construction materials—0.18%
US Concrete, Inc.5,*	59,953	505,404
Diversified financial services—0.17%
CIT Group, Inc.*	11,794	468,693
Metals—0.28%
Aleris International, Inc.5,10,*	15,446	772,300
Total common stocks (cost—$3,669,714)		3,239,288
Preferred stock—0.44%
Diversified financial services—0.44%
SG Preferred Capital II LLC[2,12] (cost—$1,221,875)	1,250	1,230,078
	Number of warrants
Warrants*—0.57%
Automobiles—0.56%
General Motors Co., strike price $10.00, expires 07/10/16	47,630	896,873
General Motors Co., strike price $18.33, expires 07/10/19	47,630	647,291
		1,544,164
Cable—0.01%
Charter Communications, Inc., strike price $46.86, expires 11/30/14	1,818	25,016
Total warrants (cost—$1,999,455)		1,569,180

	Face amount[1]	Value
Repurchase agreement—1.52%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $21,026 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $3,022,006 US Treasury Bills, zero coupon due 08/04/11 and $1,191,872 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$4,310,565); proceeds: $4,226,004 (cost—$4,226,000)	4,226,000	$4,226,000
	Number of shares
Investment of cash collateral from securities loaned—5.26%
Money market fund—5.26%
UBS Private Money Market Fund LLC[13] (cost—$14,627,018)	14,627,018	14,627,018
Total investments (cost—$273,401,474)—103.71%		288,229,481
Liabilities in excess of other assets—(3.71)%		(10,305,876)
Net assets—100.00%		$277,923,605

Aggregate cost for federal income tax purposes was $273,403,538; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,801,652
Gross unrealized depreciation	(5,975,709)
Net unrealized appreciation	$14,825,943

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 22.12% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Step bond that converts to the noted fixed rate at a designated future date.

4  Security, or portion thereof, was on loan at July 31, 2011.

5  Illiquid securities representing 0.54% of net assets as of July 31, 2011.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

6  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

7  Perpetual bond security. The maturity date reflects the next call date.

8  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011, and changes periodically.

9  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2011, the value of these securities amounted to 5.67% of net assets.

10  Security is being fair valued by a valuation committee under the direction of the board of trustees.

11  Payment-in-kind security for which interest may be paid in cash or additional securities, at the discretion of the issuer.

12  Non cumulative preferred stock. Convertible until 12/31/49.

13  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$22,131,690	$98,175,537	$105,680,209	$14,627,018	$10,721

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
JPMorgan Securities, Inc.	EUR	22,170,000	USD	31,070,546	08/26/11	$(769,032)
JPMorgan Securities, Inc.	GBP	8,540,000	USD	13,577,644	08/26/11	(436,912)
						$(1,205,944)

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$244,571,441	$13,347	$244,584,788
Loan assignments	—	9,936,786	—	9,936,786
Asset-backed securities	—	7,653,061	—	7,653,061
Collateralized mortgage obligations	—	1,163,282	—	1,163,282
Common stocks	2,466,988	—	772,300	3,239,288
Preferred stock	—	1,230,078	—	1,230,078
Warrants	1,569,180	—	—	1,569,180
Repurchase agreement	—	4,226,000	—	4,226,000
Investment of cash collateral from securities loaned	—	14,627,018	—	14,627,018
Forward foreign currency contracts, net	—	(1,205,944)	—	(1,205,944)
Total	$4,036,168	$282,201,722	$785,647	$287,023,537

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—July 31, 2011

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the year ended July 31, 2011:

	Corporate bond	Asset-backed security	Common stock	Total
Beginning balance	$14,375	$1,119,456	$540,610	$1,674,441
Purchases	—	—	—	—
Sales	—	(1,195,200)	—	(1,195,200)
Accrued discounts/(premiums)	(84)	16,161	—	16,077
Total realized gain/(loss)	—	38,997	—	38,997
Net change in unrealized appreciation/depreciation	(944)	20,586	231,690	251,332
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$13,347	$—	$772,300	$785,647

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2011 was $230,746.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	82.3%
United Kingdom	4.1
Germany	2.1
Canada	2.1
Netherlands	1.8
Luxembourg	1.5
Australia	1.0
Sweden	0.9
France	0.6
Norway	0.6
Jersey	0.6
Brazil	0.5
Mexico	0.5
Liberia	0.5
Cayman Islands	0.4
Finland	0.3
Belgium	0.1
Marshall Islands	0.1
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 17.07%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 14.75%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 16.76%, and the Lipper Large-Cap Value Funds category posted a median return of 15.53%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 103. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

ICAP

Our portion of the Portfolio outperformed the benchmark during the reporting period. Overall, our portion of the Portfolio is built on a stock-by-stock basis and reflects the individual names that we believe have a combination of attractive valuations and catalysts likely to trigger appreciation over a 12- to 18-month timeframe.

In a period with a strongly rising market, our performance was primarily driven by several key factors. Stock selection in the consumer services sector added to performance, led by cable network operator Viacom, Inc., which benefited from improved ratings and rising affiliate fees. Stock selection in consumer durables added value as Johnson Controls, Inc., benefited from a recovery in auto sales. Underweighting the lagging financials sector also added to relative performance.

Stock selection in the retail sector detracted from performance, primarily due to office supply retailer Staples, Inc. It underperformed as sales and profit margins in its international business disappointed investors. Stock selection in basic industries hurt performance, in large part due to Newmont Mining Corp., which underperformed given higher costs and reduced profit expectations. Stock selection in consumer staples negatively impacted performance as beverage and snack maker PepsiCo, Inc. underperformed as increased

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser and Thomas Wenzel;

Westwood: Susan M. Byrne;

Pzena: Antonio DeSpirito, III, Richard S. Pzena and John P. Goetz

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values and seeks to avoid companies that exhibit excessive deterioration in earnings trends. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally and externally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

commodity prices hurt the company's profit margins. PepsiCo remains in our portion of the Portfolio, whereas we sold Staples and Newmont Mining.

Other specific stocks that added to performance included diversified pharmaceutical company Sanofi, ADR. Its shares moved higher as its results have improved due to ongoing restructuring at the company. Marathon Oil Corp. also added to performance as its plans for spinning off its refining business were viewed favorably by investors.

Cisco Systems, Inc. underperformed and detracted from performance as its sales and growth outlook disappointed investors. We sold the position during the fourth quarter of 2010. The Goldman Sachs Group, Inc. lagged as trading revenues and its outlook weakened over the period. The stock remains in our portion of the Portfolio, as we believe it has the ability to gain share and improve results over time.

Westwood

Our portion of the Portfolio outperformed the benchmark during the reporting period, aided by security selection in the financial services, energy, consumer staples and producer durables sectors. Additionally, relative performance was aided by underweights in financial services and consumer staples, coupled with overweights in energy and consumer discretionary. In contrast, our performance was hindered by security selection in the health care, utilities and consumer discretionary sectors.

Companies in the asset management and insurance industries were strong performers during the period. Our holdings in this area benefited relative performance, as did not owning many companies in the underperforming large money center banks. In energy, a strong rally in commodity prices propelled the sector higher. Our holdings, such as EQT Corp. and Anadarko Petroleum Corp., demonstrated good production growth and, when coupled with rising energy prices and a sector overweight, pulled our sector performance higher. Our consumer staples holdings benefited from international sales growth in Philip Morris International, Inc., whereas the producer durables sector benefited from periodic optimism regarding the health of the economy. Union Pacific Corp. and Caterpillar, Inc. both performed well as investors were hopeful that they would see improving sales as the global economy expanded. Caterpillar has since been sold from our portion of the Portfolio, as its shares appreciated to our price target and discounted much of the company's favorable outlook.

Security selection in the utilities sector was the largest detractor from performance. Electric utility holdings American Electric Power Co., Inc. and Sempra Energy lagged as inclement weather impacted their performance. Security selection in health care detracted from performance as holdings such as Teva Pharmaceutical Industries Ltd., ADR and Abbott Laboratories were impacted by company-specific issues. Lastly, stock selection in the consumer discretionary sector was negatively impacted by our holding in General Motors Co. Its shares declined as investors worried, at various times, about rising crude oil prices, gasoline prices and the potential for slowing sales as the economy slowed down.
Investment process (concluded)

common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

Pzena

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Our performance was led predominantly by economically sensitive sectors—energy, consumer discretionary and technology—with additional strong performance coming from our health care holdings. Top performing holdings included JC Penney Co., Inc. (retail), Exxon Mobil Corp. (integrated energy) and TE Connectivity Ltd. (technology). JC Penney rallied given stronger same-store sales data and the disclosure that an activist investor had taken a meaningful stake in the company, identifying it as "undervalued and an attractive investment." Exxon Mobil performed well due to solid earnings, higher oil prices and an aggressive program of buying back its own shares. TE Connectivity, a specialist in connectors and other electronic devices, benefited from tight cost controls and recovering top line growth. Health care holdings that were important contributors to performance included Aetna, Inc. (managed care), Forest Laboratories, Inc. (pharmaceuticals) and Zimmer Holdings, Inc. (medical devices).

The largest detractor from performance was Hewlett-Packard Co. Despite investor concerns surrounding the potential impact of cloud computing and tablets on Hewlett-Packard, we see a company with leading industry positions, diversified revenue sources, a strong balance sheet and one of the cheapest valuations in the benchmark. As a result, it was the largest holding in our portion of the Portfolio as of July 31, 2011. Other detractors during the reporting period included Bank of America Corp. and Morgan Stanley in the financial services sector.

We continue to view the current environment as being good for the value investor. Without a lot of stress at the company level, valuations are attractive in our view, and balance sheets and cash flows are strong. We believe our portion of the Portfolio is trading at an attractive valuation compared to both our history and the valuation of the benchmark on a price-to-normalized earnings basis. The opportunity set and our holdings continue to be dominated by high quality businesses. Our largest exposures are in the financial, technology, energy and consumer discretionary sectors.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	16.79%	0.53%	3.42%
maximum sales charge	Class B2	15.78%	(0.32)%	2.91%[6]
or PACE Select	Class C3	15.81%	(0.26)%	2.61%
program fee	Class Y4	17.00%	0.85%	3.76%
	Class P5	17.07%	0.79%	3.68%
After deducting	Class A1	10.36%	(0.60)%	2.84%
maximum sales charge	Class B2	10.78%	(0.63)%	2.91%[6]
or PACE Select	Class C3	14.81%	(0.26)%	2.61%
program fee	Class P5	14.75%	(1.21)%	1.63%
Russell 1000 Value Index[7]		16.76%	(0.01)%	3.66%
Lipper Large-Cap Value Funds median		15.53%	0.22%	2.80%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 21.84%; 5-year period, 0.36%; 10-year period, 3.17%; Class B—1-year period, 22.79%; 5-year period, 0.32%; 10-year period, 3.22%; Class C—1-year period, 26.73%; 5-year period, 0.69%; 10-year period, 2.93%; Class Y—1-year period, 29.08%; 5-year period, 1.83%; 10-year period, 4.09%; Class P—1-year period, 26.57%; 5-year period, (0.26)%; 10-year period, 1.95%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.20% and 1.20%; Class B—2.33% and 2.02%; Class C—2.02% and 2.02%; Class Y—0.89% and 0.89%; and Class P—0.95% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted  annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$1,199.8
Number of holdings	106
Portfolio composition[1]	07/31/11
Common stocks	91.9%
ADRs	6.3
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five sectors[1]	07/31/11
Financials	23.4%
Health care	15.2
Information technology	12.1
Energy	11.6
Consumer discretionary	10.1
Total	72.4%
Top ten equity holdings[1]	07/31/11
Microsoft Corp.	3.4%
JPMorgan Chase & Co.	3.3
Pfizer, Inc.	3.2
Johnson & Johnson	2.8
Exxon Mobil Corp.	2.3
MetLife, Inc.	2.1
Wells Fargo & Co.	2.0
The Goldman Sachs Group, Inc.	2.0
ACE Ltd.	1.8
PepsiCo, Inc.	1.8
Total	24.7%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 227.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—98.20%
Aerospace & defense—6.37%
General Dynamics Corp.	57,200	$3,897,608
Honeywell International, Inc.	396,400	21,048,840
Huntington Ingalls Industries, Inc.1,*	41,279	1,382,021
ITT Corp.	160,100	8,539,734
L-3 Communications Holdings, Inc.	143,729	11,371,838
Northrop Grumman Corp.	304,550	18,428,321
Raytheon Co.	83,600	3,739,428
The Boeing Co.	113,500	7,998,345
		76,406,135
Auto components—1.08%
Johnson Controls, Inc.	351,800	12,999,010
Automobiles—0.71%
General Motors Co.*	309,100	8,555,888
Beverages—4.18%
Molson Coors Brewing Co., Class B	262,050	11,805,352
PepsiCo, Inc.	332,950	21,322,118
The Coca-Cola Co.	250,100	17,009,301
		50,136,771
Building products—0.52%
Masco Corp.	587,075	6,193,641
Capital markets—5.25%
Ameriprise Financial, Inc.	70,500	3,814,050
BlackRock, Inc.	46,050	8,218,083
Franklin Resources, Inc.	76,600	9,725,136
Morgan Stanley	217,750	4,844,938
State Street Corp.	181,425	7,523,695
The Charles Schwab Corp.	351,700	5,250,881
The Goldman Sachs Group, Inc.	175,250	23,653,492
		63,030,275
Chemicals—3.49%
E.I. du Pont de Nemours and Co.	173,100	8,900,802
Monsanto Co.	109,950	8,079,126
PPG Industries, Inc.	96,975	8,165,295
The Dow Chemical Co.	265,300	9,251,011
The Sherwin-Williams Co.	96,350	7,435,329
		41,831,563
Commercial banks—3.80%
BB&T Corp.	340,850	8,753,028
CIT Group, Inc.*	113,800	4,522,412
PNC Financial Services Group, Inc.	145,325	7,889,694
Wells Fargo & Co.	875,550	24,462,867
		45,628,001
Computers & peripherals—3.11%
Dell, Inc.*	1,128,325	18,323,998
Hewlett-Packard Co.	541,600	19,042,656
		37,366,654
Diversified consumer services—0.69%
Apollo Group, Inc., Class A*	163,650	8,318,330

	Number of shares	Value
Common stocks—(Continued)
Diversified financial services—5.32%
Bank of America Corp.	1,486,700	$14,435,857
Citigroup, Inc.	246,856	9,464,459
JPMorgan Chase & Co.	985,793	39,875,327
		63,775,643
Diversified telecommunication services—1.07%
AT&T, Inc.	438,900	12,842,214
Electric utilities—2.34%
American Electric Power Co., Inc.	239,700	8,835,342
Edison International	195,150	7,429,361
Entergy Corp.	176,525	11,791,870
		28,056,573
Electronic equipment, instruments & components—1.64%
Corning, Inc.	218,200	3,471,562
TE Connectivity Ltd.	471,350	16,228,581
		19,700,143
Food & staples retailing—1.88%
CVS Caremark Corp.	251,100	9,127,485
Sysco Corp.	143,500	4,389,665
Wal-Mart Stores, Inc.	172,500	9,092,475
		22,609,625
Food products—0.65%
Archer Daniels Midland Co.	256,050	7,778,799
Health care equipment & supplies—1.40%
Covidien PLC	321,700	16,339,143
Zimmer Holdings, Inc.*	8,400	504,168
		16,843,311
Health care providers & services—0.80%
Aetna, Inc.	42,253	1,753,077
Laboratory Corp. of America Holdings*	86,500	7,850,740
		9,603,817
Household durables—0.63%
Fortune Brands, Inc.	126,592	7,622,104
Insurance—9.05%
ACE Ltd.	325,128	21,777,073
Aflac, Inc.	195,500	9,004,730
American International Group, Inc.*	275,125	7,896,088
Axis Capital Holdings Ltd.	330,900	10,545,783
Fidelity National Financial, Inc., Class A	496,475	8,092,542
Hartford Financial Services Group, Inc.	271,325	6,354,432
MetLife, Inc.	610,950	25,177,249
The Allstate Corp.	559,425	15,507,261
The Travelers Cos., Inc.	75,600	4,167,828
		108,522,986
IT services—0.81%
Computer Sciences Corp.	148,325	5,232,906
International Business Machines Corp.	24,550	4,464,418
		9,697,324

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Machinery—0.35%
Deere & Co.	53,300	$4,184,583
Media—5.31%
CBS Corp., Class B	172,600	4,724,062
Comcast Corp., Class A	370,700	8,904,214
Omnicom Group, Inc.	226,083	10,607,814
The Walt Disney Co.	230,500	8,901,910
Time Warner, Inc.	531,400	18,684,024
Viacom, Inc., Class B	245,950	11,908,899
		63,730,923
Multi-utilities—1.50%
Dominion Resources, Inc.	199,700	9,675,465
Sempra Energy	164,100	8,318,229
		17,993,694
Multiline retail—0.55%
J.C. Penney Co., Inc. (Holding Co.)	215,450	6,627,242
Oil, gas & consumable fuels—11.61%
Anadarko Petroleum Corp.	122,900	10,146,624
Apache Corp.	73,402	9,081,295
BP PLC, ADR	328,286	14,917,316
Chevron Corp.	85,100	8,852,102
EQT Corp.	153,500	9,744,180
Exxon Mobil Corp.	353,112	28,174,807
Marathon Oil Corp.	287,950	8,917,812
Marathon Petroleum Corp.	152,175	6,663,743
Newfield Exploration Co.*	131,800	8,885,956
Occidental Petroleum Corp.	173,447	17,029,026
Royal Dutch Shell PLC, A Shares, ADR	158,236	11,639,840
Royal Dutch Shell PLC, B Shares, ADR	71,075	5,234,674
		139,287,375
Personal products—0.49%
Avon Products, Inc.	222,730	5,842,208
Pharmaceuticals—12.98%
Abbott Laboratories	382,275	19,618,353
Bristol-Myers Squibb Co.	173,800	4,981,108
Forest Laboratories, Inc.*	273,700	10,143,322
Hospira, Inc.*	71,350	3,647,412
Johnson & Johnson	512,025	33,174,100
Merck & Co., Inc.	596,175	20,347,453
Pfizer, Inc.	1,968,152	37,867,244
Sanofi, ADR	435,850	16,889,187
Teva Pharmaceutical Industries Ltd., ADR	194,200	9,057,488
		155,725,667
Road & rail—0.79%
Union Pacific Corp.	92,000	9,428,160
Semiconductors & semiconductor equipment—2.12%
Applied Materials, Inc.	552,750	6,809,880
Intel Corp.	393,200	8,780,156
Texas Instruments, Inc.	330,100	9,820,475
		25,410,511

	Number of shares	Value
Common stocks—(Concluded)
Software—4.37%
CA, Inc.	522,450	$11,650,635
Microsoft Corp.	1,489,752	40,819,205
		52,469,840
Specialty retail—1.08%
Lowe's Cos., Inc.	534,200	11,528,036
Staples, Inc.	85,700	1,376,342
		12,904,378
Tobacco—0.79%
Philip Morris International, Inc.	132,400	9,422,908
Wireless telecommunication services—1.47%
Vodafone Group PLC, ADR	626,950	17,617,295
Total common stocks (cost—$1,078,618,679)		1,178,163,591
	Face amount
Repurchase agreement—2.02%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $120,476 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $17,316,109 US Treasury Bills, zero coupon due 08/04/11 and $6,829,434 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17, (value—$24,699,561); proceeds: $24,215,020 (cost—$24,215,000)	$24,215,000	24,215,000
	Number of shares
Investment of cash collateral from securities loaned—0.01%
Money market fund—0.01%
UBS Private Money Market Fund LLC[2] (cost—$173,750)	173,750	173,750
Total investments (cost—$1,103,007,429)— 100.23%		1,202,552,341
Liabilities in excess of other assets—(0.23)%		(2,792,132)
Net assets—100.00%		$1,199,760,209

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2011

Aggregate cost for federal income tax purposes was $1,144,616,827; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$103,990,808
Gross unrealized depreciation	(46,055,294)
Net unrealized appreciation	$57,935,514

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2011.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$9,903,388	$124,908,294	$134,637,932	$173,750	$804

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,178,163,591	$—	$—	$1,178,163,591
Repurchase agreement	—	24,215,000	—	24,215,000
Investment of cash collateral from securities loaned	—	173,750	—	173,750
Total	$1,178,163,591	$24,388,750	$—	$1,202,552,341

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	88.2%
United Kingdom	4.1
Switzerland	3.2
France	1.4
Ireland	1.4
Bermuda	0.9
Israel	0.8
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 24.92%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 22.45%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 24.76%, and the Lipper Large-Cap Growth Funds category posted a median return of 23.38%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 114. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Wellington Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection was the primary driver of our performance, whereas sector allocation, a residual of the bottom-up stock selection process, had a small negative impact on our performance.

Stock selection in the consumer staples and consumer discretionary sectors contributed the most to performance during the reporting period. The consumer staples sector benefited the most from one holding, Green Mountain Coffee Roasters, Inc. Its shares soared during the period after it announced several strategic partnerships for its single-cup brewing system, Keurig, which included Starbucks and Dunkin Donuts. Subsequent to the announcement, the company also beat market expectations, driving its share price higher. Within the consumer discretionary sector, our positions in online travel company Priceline.com, Inc. and consumer fashion accessory company Fossil contributed to relative performance. Priceline.com continued to benefit from growing Internet-based commerce and travel trends in Europe and across the globe. Fossil initiated a share repurchase program and continued to raise its outlook during the period.

Weak stock selection in the financials and health care sectors detracted from performance. Large detractors in financials

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington Management"), Marsico Capital Management, LLC ("Marsico"), Delaware Management Company ("Delaware"), Roxbury Capital Management, LLC ("Roxbury") and SSgA Funds Management, Inc. ("SSgA") until November 29, 2010.

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas Marsico, A. Douglas Rao and Coralie Witter

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Roxbury: Brian L. Massey and Silas A. Myers

SSgA: J. Lee Montag and Brian Shannahan

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

included Wells Fargo & Co. and Banco Santander Brazil SA, ADS. Wells Fargo declined as a result of issues in its mortgage business due to the struggling US housing market. Uncertainty surrounding the potential impact of regulatory changes to the financial industry also placed pressure on the company. We eliminated our position based on those concerns. Shares of Banco Santander fell as investors feared that a rising interest rate environment in Brazil may squeeze bank margins. We eliminated our position due to those concerns. Within health care, our positions in Edwards Life Sciences Corp. and Teva Pharmaceutical Industries Ltd., ADR detracted from results. Shares of Edwards Life Sciences came under pressure toward the end of the period when it issued third quarter 2011 guidance that was lower than analysts' expectations. Teva Pharmaceuticals saw its shares fall during the period as a result of missing expectations in the fourth quarter of 2010 and the first quarter of 2011. We eliminated our position in Teva Pharmaceuticals during the period due to the lackluster outlook for its existing products line-up and the potential threat of new competing products down the road.

From a sector perspective, an underweight to the strong performing energy sector, and an overweight to financials were drags on relative performance. This was partially offset by an overweight to consumer discretionary and an underweight to consumer staples.

Marsico

Our portion of the Portfolio performed largely in line with the benchmark during the reporting period. Stock selection and an overweight to the strong performing consumer discretionary sector contributed to our relative results during the reporting period. Positions in Internet travel services company Priceline.com, Inc., Internet retailer Amazon.com, Inc. and hotel and casino operator Wynn Resorts Ltd. were strong individual contributors. Select holdings and an underweight to the information technology sector also added to our returns in the period, as positions in Chinese Internet search company Baidu, Inc., ADR and Apple, Inc. were top individual contributors. Elsewhere, stock selection in the industrials sector, including Goodrich Corp., Precision Castparts Corp. and Union Pacific Corp. proved advantageous to our performance during the reporting period.

Stock selection in the financials sector hurt our performance. An overweight to the sector early in the period further detracted from results relative to the benchmark. During the

Investment process (continued)

competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

SSgA (until November 29, 2010) uses several quantitative measures based on valuation, sentiment and quality to identify

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

period, we reduced our exposure to the sector, trimming or selling outright various positions (including Citigroup and The Goldman Sachs Group, Inc.), but not before absorbing price declines in each of those holdings. Our reduced financials allocation represented a change in our outlook for a number of the largest financial services institutions. From our perspective, the regulatory environment for this group has become considerably more complex. Ultimately, we believe there could be a number of new or additional regulatory restrictions that may impact future profitability for some companies. A specific holding in the health care sector, Intuitive Surgical, emerged as the largest individual detractor in the period. It was subsequently sold to make room for ideas in which we have more conviction. From a sector perspective, having an underweight to energy, the strongest-performing sector in the benchmark, detracted from relative results.

As of July 31, 2011, our sector allocations emphasized information technology, consumer discretionary and industrials and we had no exposure to utilities and telecommunication services. As discussed, we significantly reduced our exposure to financials as we became more concerned about the regulatory overhang facing the industry.

Delaware

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection, particularly in the technology, consumer discretionary and health care sectors, drove our positive results.

In terms of individual holdings, top contributors to performance included Priceline.com, Inc., Polycom, Inc., QUALCOMM, Inc. and MasterCard, Inc. Priceline.com continued to exceed expectations and increase revenues, which we believe signifies that its core North American business is performing well. It also appears that Priceline.com's growing European hotel booking business was largely unaffected by sovereign debt crisis concerns during the period. Polycom more than doubled its second-quarter 2011 earnings due to improving sales and margins. A key focus for the company has been videoconferencing, which is experiencing strong demand in the developed and emerging market economies. Qualcomm's solid earnings momentum was driven by increased demand for smartphones and tablet devices. MasterCard's performance reversal during the reporting period appeared to result from the Federal Reserve Board's release of their final recommendations for debit card fee rates and network exclusivity rules. The final recommendations turned out to be more favorable than the original recommendations made in December 2010.

Individual holdings that detracted from performance included Staples, Inc. and EOG Resources, Inc. Staples released another modest earnings report during the second quarter of 2011, causing their stock price to weaken. This apparently increased investor concerns that the company's small- and medium-sized business customer base was struggling with an economy that had not fully recovered. We continue to hold the stock because we believe in the company's strategic plans to drive corporate profitability higher despite current economic conditions. EOG Resources' stock price likely suffered due to the company resetting its growth expectations for the large Eagle Ford

Investment process (concluded)

investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Using comprehensive research, it seeks to determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA then constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The aim is to have a resulting Portfolio with characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

Shale project during the first half of the period, and because of oil price volatility during the second part of the period. Although the stock was affected by fluctuations in the price of oil and natural gas, we do not believe the company's long-term intrinsic business value is dependent solely on commodity prices. We continue to hold the position because we believe EOG Resources' management team has an unusual capital allocation discipline that increases the company's potential to perform and add value through a variety of commodity price and economic environments.

Roxbury

Our portion of the Portfolio underperformed the benchmark during the reporting period. Lower quality stocks with higher price-to-earnings ratios (P/Es) tended to outperform during the reporting period, whereas our style of investing emphasizes higher quality stocks with lower relative P/Es, which lagged the benchmark. The catalyst for the rally in higher P/E equities was increased risk appetite (the "risk-on" trade) that was given the "green light" from the Federal Reserve Board's quantitative easing policies. In general, there were no one or two stocks that were detrimental to our overall performance; rather it was broad-based and across almost every sector. We feel this is further evidence that our underperformance was likely a "style" issue, as opposed to poor execution of our investment process.

Equity selection and sector weightings in the information technology, financials and consumer discretionary sectors detracted the most from performance during the period. Cisco Systems and Hewlett-Packard Co. were the largest detractors in the information technology sector, and in our portion of the Portfolio. We sold Cisco due to persistent market share losses in its core switching and routing business units, which was a violation of our original investment thesis. Hewlett-Packard was recently sold from our portion of the Portfolio, and the proceeds were used to purchase shares of NetApp, Inc. Within the consumer discretionary sector, The Walt Disney Co. and News Corp. declined due to macro-economic concerns. Additionally, with respect to Disney, the spike in gas prices and weak economic data instilled fear that theme parks would experience declines. Moreover, the News of the World scandal in the UK caused a firestorm around News Corp.'s stock. We sold the stock from our portion of the Portfolio when it became apparent that we could no longer analyze the risk and potential downside outcomes from the News Corp. scandal.

Stock selection in the health care and industrials sectors were positive contributors to performance. Within health care, our holdings in Thermo Fisher Scientific, Inc., Johnson & Johnson and Baxter International, Inc. were rewarded. In the industrials sector, Stericycle and General Dynamics contributed positively to results. We sold Stericycle during the reporting period as we felt its stock price had reached its fair value. General Dynamics was eliminated from our portion of the Portfolio, given our concern over cuts to the national defense budget.

SSgA

During the period from August 1, 2010 through November 29, 2010, when we managed a portion of the Portfolio, we underperformed the benchmark. Our investment process incorporates model-driven quantitative measures such as valuation, quality and investor sentiment, which are designed to generate buy/hold/sell "signals." Overall, our signals were mixed over the reporting period. The dynamic change between risk-aversion and risk-seeking continued during this period. European sovereign debt worries triggered risk-aversion, and a stark upturn in US initial jobless claims in August put equity investors on the defensive. When new positive economic reports surfaced in September, macro fears waned and our model performance picked up again. Continuing their recent trend, cash flow and quality signals showed solid strength during most of the time period, with a temporary setback in August. Our growth signal, which had been weak all year, was the strongest signal through most of this

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

reporting period. As expected, due to the choppy market, our sentiment signal was the weakest, while earnings-based signals continue to struggle (as they did during most of 2010).

Overall, stock selection was weak and led to underperformance in nine out of 10 sectors within the benchmark. Our information technology and consumer discretionary holdings were the poorest-performing sectors on a relative basis. Within information technology, overweights to SanDisk Corp., a flash memory maker for consumer electronics products, and Intel Corp. were the largest detractors. Consumer discretionary stock selection was hurt by our underweight position in strong-performing Amazon.com, Inc. and an overweight to poor performer Whirlpool Corp., a home appliance maker. Partially offsetting these losses was strong stock selection in industrials, led by an overweight position in auto parts maker Timken Co., as its shares rallied sharply.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	24.55%	4.09%	1.33%
maximum sales charge	Class B2	23.53%	3.22%	0.82%[6]
or PACE Select	Class C3	23.47%	3.23%	0.50%
program fee	Class Y4	24.83%	4.45%	1.70%
	Class P5	24.92%	4.38%	1.61%
After deducting	Class A1	17.70%	2.92%	0.76%
maximum sales charge	Class B2	18.53%	2.87%	0.82%[6]
or PACE Select	Class C3	22.47%	3.23%	0.50%
program fee	Class P5	22.45%	2.31%	(0.40)%
Russell 1000 Growth Index[7]		24.76%	5.52%	2.40%
Lipper Large-Cap Growth Funds median		23.38%	4.36%	2.07%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 27.83%; 5-year period, 2.73%; 10-year period, 0.55%; Class B—1-year period, 29.11%; 5-year period, 2.70%; 10-year period, 0.60%; Class C—1-year period, 33.08%; 5-year period, 3.06%; 10-year period, 0.30%; Class Y—1-year period, 35.58%; 5-year period, 4.29%; 10-year period, 1.49%; Class P—1-year period, 32.95%; 5-year period, 2.14%; 10-year period, (0.60)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.26% and 1.26%; Class B—2.37% and 2.05%; Class C—2.13% and 2.05%; Class Y—0.94% and 0.94%; and Class P—0.99% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend  dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$1,150.5
Number of holdings	121
Portfolio composition[1]	07/31/11
Common stocks	93.7%
ADRs	4.1
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Top five sectors[1]	07/31/11
Information technology	34.9%
Consumer discretionary	19.1
Industrials	12.0
Energy	8.1
Health care	8.0
Total	82.1%
Top ten equity holdings[1]	07/31/11
Apple, Inc.	6.3%
Oracle Corp.	3.4
QUALCOMM, Inc.	3.0
Priceline.com, Inc.	2.8
Visa, Inc.	2.0
Google, Inc.	1.9
EOG Resources, Inc.	1.9
Goodrich Corp.	1.8
Allergan, Inc.	1.7
Green Mountain Coffee Roasters, Inc.	1.6
Total	26.4%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 227.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—97.81%
Aerospace & defense—3.42%
Goodrich Corp.	217,997	$20,740,235
Honeywell International, Inc.	200,197	10,630,461
Precision Castparts Corp.	49,756	8,029,623
		39,400,319
Air freight & logistics—1.64%
C.H. Robinson Worldwide, Inc.	22,910	1,656,622
Expeditors International of Washington, Inc.	140,900	6,723,748
FedEx Corp.	121,125	10,523,340
		18,903,710
Auto components—0.64%
Johnson Controls, Inc.	200,360	7,403,302
Automobiles—0.52%
Harley-Davidson, Inc.	136,535	5,924,254
Beverages—1.00%
PepsiCo, Inc.	179,318	11,483,525
Biotechnology—0.52%
Biogen Idec, Inc.*	59,089	6,019,396
Capital markets—1.59%
Ameriprise Financial, Inc.	103,065	5,575,817
BlackRock, Inc.	37,575	6,705,634
The Bank of New York Mellon Corp.	241,600	6,066,576
		18,348,027
Chemicals—3.10%
Monsanto Co.	201,905	14,835,980
Syngenta AG, ADR	116,000	7,378,760
The Dow Chemical Co.	262,113	9,139,880
The Mosaic Co.	61,135	4,323,467
		35,678,087
Commercial banks—0.12%
PNC Financial Services Group, Inc.	25,610	1,390,367
Communications equipment—4.55%
Acme Packet, Inc.*	56,380	3,321,910
F5 Networks, Inc.*	35,985	3,363,878
Juniper Networks, Inc.*	261,545	6,117,537
Polycom, Inc.*	183,200	4,951,896
QUALCOMM, Inc.	632,475	34,646,980
		52,402,201
Computers & peripherals—8.43%
Apple, Inc.*	184,556	72,065,427
EMC Corp.*	415,995	10,849,150
NetApp, Inc.*	297,153	14,120,710
		97,035,287
Consumer finance—0.85%
American Express Co.	195,560	9,785,822
Diversified consumer services—0.91%
Apollo Group, Inc., Class A*	206,400	10,491,312

	Number of shares	Value
Common stocks—(Continued)
Diversified financial services—1.56%
CME Group, Inc.	27,500	$7,952,725
IntercontinentalExchange, Inc.*	81,300	10,024,290
		17,977,015
Electrical equipment—0.36%
AMETEK, Inc.	96,935	4,119,738
Electronic equipment, instruments & components—0.13%
Dolby Laboratories, Inc., Class A*	36,405	1,542,116
Energy equipment & services—2.67%
Ensco PLC, ADR	87,465	4,657,511
Halliburton Co.	209,103	11,444,207
National-Oilwell Varco, Inc.	78,065	6,289,697
Schlumberger Ltd.	92,020	8,315,848
		30,707,263
Food & staples retailing—0.72%
Walgreen Co.	211,800	8,268,672
Food products—2.18%
Green Mountain Coffee Roasters, Inc.*	173,432	18,028,256
Mead Johnson Nutrition Co.	98,069	6,999,185
		25,027,441
Health care equipment & supplies—0.99%
Covidien PLC	73,150	3,715,289
Edwards Lifesciences Corp.*	56,690	4,044,831
Hologic, Inc.*	194,960	3,620,407
		11,380,527
Health care providers & services—0.57%
Medco Health Solutions, Inc.*	103,600	6,514,368
Hotels, restaurants & leisure—3.77%
Chipotle Mexican Grill, Inc.*	9,036	2,932,905
Ctrip.com International Ltd., ADR*	154,500	7,122,450
Las Vegas Sands Corp.*	90,285	4,259,646
MGM Resorts International1,*	335,260	5,065,779
Starbucks Corp.	309,892	12,423,570
Wynn Resorts Ltd.	75,381	11,584,552
		43,388,902
Household durables—0.09%
Harman International Industries, Inc.	25,254	1,050,566
Industrial conglomerates—0.57%
Danaher Corp.	132,382	6,501,280
Insurance—0.96%
Berkshire Hathaway, Inc., Class B*	148,315	11,000,524
Internet & catalog retail—4.13%
Amazon.com, Inc.*	58,135	12,936,200
Netflix, Inc.*	9,160	2,436,469
Priceline.com, Inc.*	59,828	32,166,524
		47,539,193
Internet software & services—5.35%
Baidu, Inc., ADR*	86,508	13,587,812
eBay, Inc.*	435,630	14,266,882

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Internet software & services—(Concluded)
Google, Inc., Class A*	36,925	$22,291,253
VeriSign, Inc.	364,210	11,366,994
		61,512,941
IT services—5.46%
Accenture PLC, Class A	164,897	9,752,009
Alliance Data Systems Corp.1,*	63,480	6,242,623
Cognizant Technology Solutions Corp., Class A*	58,060	4,056,652
MasterCard, Inc., Class A	43,000	13,039,750
Teradata Corp.*	122,900	6,754,584
Visa, Inc., Class A	268,074	22,931,050
		62,776,668
Life sciences tools & services—2.04%
Agilent Technologies, Inc.*	259,652	10,946,928
Thermo Fisher Scientific, Inc.*	207,640	12,477,088
		23,424,016
Machinery—4.79%
Caterpillar, Inc.	46,845	4,627,818
Cummins, Inc.	145,046	15,212,424
Eaton Corp.	237,330	11,379,974
Illinois Tool Works, Inc.	71,505	3,560,949
Joy Global, Inc.	164,831	15,480,928
PACCAR, Inc.	112,340	4,809,275
		55,071,368
Media—3.62%
British Sky Broadcasting Group PLC, ADR	55,551	2,589,788
News Corp., Class A	402,550	6,448,851
Sirius XM Radio, Inc.1,*	1,521,290	3,209,922
The Walt Disney Co.	409,989	15,833,775
Time Warner, Inc.	196,400	6,905,424
Viacom, Inc., Class B	138,441	6,703,313
		41,691,073
Metals & mining—1.63%
Freeport-McMoRan Copper & Gold, Inc.	232,638	12,320,509
Rio Tinto PLC, ADR[1]	50,800	3,605,784
Walter Energy, Inc.	22,920	2,809,304
		18,735,597
Multiline retail—0.61%
Target Corp.	137,341	7,071,688
Oil, gas & consumable fuels—5.42%
Anadarko Petroleum Corp.	128,717	10,626,875
CONSOL Energy, Inc.	94,765	5,079,404
EOG Resources, Inc.	213,903	21,818,106
Exxon Mobil Corp.	153,260	12,228,615
Kinder Morgan Inc.[1]	124,482	3,514,127
Occidental Petroleum Corp.	92,648	9,096,181
		62,363,308

	Number of shares	Value
Common stocks—(Concluded)
Pharmaceuticals—3.92%
Allergan, Inc.	235,090	$19,115,168
Johnson & Johnson	190,861	12,365,884
Novo Nordisk A/S, ADR	64,000	7,809,280
Perrigo Co.	63,800	5,761,778
		45,052,110
Road & rail—1.18%
J.B. Hunt Transport Services, Inc.	51,620	2,335,289
Union Pacific Corp.	109,138	11,184,462
		13,519,751
Semiconductors & semiconductor equipment—2.94%
Altera Corp.	346,115	14,149,181
Analog Devices, Inc.	161,155	5,543,732
Broadcom Corp., Class A	178,475	6,616,068
Skyworks Solutions, Inc.*	136,590	3,457,093
Texas Instruments, Inc.	137,340	4,085,865
		33,851,939
Software—8.06%
Adobe Systems, Inc.*	278,900	7,731,108
BMC Software, Inc.*	118,235	5,110,117
Citrix Systems, Inc.*	138,745	9,995,190
Intuit, Inc.*	186,700	8,718,890
Microsoft Corp.	494,385	13,546,149
Oracle Corp.	1,295,419	39,613,913
Rovi Corp.*	69,485	3,680,620
Salesforce.com, Inc.*	14,440	2,089,612
VMware, Inc., Class A*	22,205	2,228,050
		92,713,649
Specialty retail—2.28%
Abercrombie & Fitch Co., Class A	82,790	6,053,605
Lowe's Cos., Inc.	683,694	14,754,116
Staples, Inc.	336,100	5,397,766
		26,205,487
Textiles, apparel & luxury goods—2.48%
Coach, Inc.	100,070	6,460,519
Fossil, Inc.*	44,970	5,651,380
Lululemon Athletica, Inc.1,*	34,240	2,072,890
Nike, Inc., Class B	84,700	7,635,705
Polo Ralph Lauren Corp.	49,540	6,691,368
		28,511,862
Wireless telecommunication services—2.04%
American Tower Corp., Class A*	221,521	11,636,498
Crown Castle International Corp.*	273,700	11,878,580
		23,515,078
Total common stocks (cost—$907,917,702)		1,125,299,749

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Repurchase agreement—2.48%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $141,945 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $20,401,759 US Treasury Bills, zero coupon due 08/04/11 and $8,046,407 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$29,100,907); proceeds: $28,530,024 (cost—$28,530,000)	$28,530,000	$28,530,000

	Number of shares	Value
Investment of cash collateral from securities loaned—1.55%
Money market fund—1.55%
UBS Private Money Market Fund LLC[2] (cost—$17,797,200)	17,797,200	$17,797,200
Total investments (cost—$954,244,902)— 101.84%		1,171,626,949
Liabilities in excess of other assets—(1.84)%		(21,123,714)
Net assets—100.00%		$1,150,503,235

Aggregate cost for federal income tax purposes was $968,137,840; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$218,487,963
Gross unrealized depreciation	(14,998,854)
Net unrealized appreciation	$203,489,109

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2011.

2  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2011. The Investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$8,858,229	$291,359,338	$282,420,367	$17,797,200	$3,962

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,125,299,749	$—	$—	$1,125,299,749
Repurchase agreement	—	28,530,000	—	28,530,000
Investment of cash collateral from securities loaned	—	17,797,200	—	17,797,200
Total	$1,125,299,749	$46,327,200	$—	$1,171,626,949

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2011

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.2%
Cayman Islands	1.8
Ireland	1.1
United Kingdom	0.9
Curacao	0.7
Denmark	0.7
Switzerland	0.6
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 19.66%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 17.29%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 20.64% and the Lipper Small-Cap Core Funds category posted a median return of 23.99%. (Please note that despite the underperformance of one of the Fund's Sub-Advisors, the Fund as a whole outperformed the benchmark on a gross of fees basis. However, due to fees that are embedded in the Fund that are not embedded in the Index, the Fund underperformed the benchmark on a net of fees basis, as reported here. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 124. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

MetWest Capital

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. Stock selection was strongest in the information technology and consumer staples sectors. An underweight in financials also added value during the period, as that sector lagged the benchmark. It's important to note that all sector over- and underweights relative to the benchmark result from bottom-up stock selection rather than tactical allocation decisions.

Within the information technology sector, Entegris, Inc., a supplier of critical products used in the manufacture of semiconductors, was the top contributor to performance. Due to substantial investments in product development, the company has been able to regain some market share. Additionally, management has used its strong free cash flow generation to pay down debt, strengthening its balance sheet. Despite the selloff in the semiconductor equipment industry, investors finally appear to be recognizing that Entegris is executing well. In consumer staples, Ralcorp Holdings, Inc. added the most value. Shares of Ralcorp rallied as ConAgra

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead") and Systematic Financial Management, L.P. ("Systematic")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the Portfolio's benchmark.

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Foods made a hostile bid to acquire the food products company. ConAgra is eager to acquire Ralcorp's private label business as well as its large portfolio of brands, which includes Anthony's pasta and Krusteaz pancake and waffle mixes. However, Ralcorp's management team has, in our view, wisely rejected ConAgra's acquisition overtures thus far, as they considered the price offered as being far too low.

Underweights in the strong performing energy and materials sectors detracted from our relative return. More specifically, our lack of exposure to oil, gas and consumable fuel within the energy sector and chemicals in the materials sector subtracted from performance. Given the commodity-driven, cyclical nature of these industries, it is difficult to find high-quality companies with sustainable competitive advantages; thus, we typically avoid investments in these areas. However, since both industries performed well during the fiscal year, our lack of exposure hindered relative performance.

The investment team remains committed to its long-term focus on high-quality investments. We will maintain our proactive and individual company focus in our efforts to add value for shareholders over a complete market cycle.

Buckhead

Our portion of the Portfolio underperformed the benchmark during the reporting period. Investments in financial service companies, particularly bank stocks, were the most significant detractors from performance during the period. Shares of First Horizon National Corp., for example, lagged because of renewed concerns surrounding the bank's exposure to the mortgage market. Wilmington Trust and United Community Banks (both eliminated from our portion of the Portfolio during the period) performed poorly as loan losses continued to mount. Elsewhere, difficult lending conditions caused high-quality Bank of Hawaii Corp. to underperform. Among consumer stocks, Central European Distribution Corp. and Cooper Tire & Rubber Co. were weak and underperformed as operating results disappointed investors and management reduced earnings guidance. Central European Distribution was sold in early 2011 due to poor operating results and a reduction in near term profitability.

There were, however, areas of strength in our portion of the Portfolio during the reporting period. Positive contributions came from holdings in a variety of sectors. Tidewater, Inc. (energy), Kennametal, Inc. and Dycom Industries, Inc. (producer durables), and Coinstar, Inc. (consumer discretionary), for example, all posted strong earnings and spoke with conviction about their businesses' long-term prospects. In terms of sector allocations, we maintain overweight positions in the consumer discretionary, producer durable and technology sectors, and underweights in the utility, health care and financial services sectors. While most of the over/underweights were fairly neutral to performance, our relative results were held back by the lack of exposure to health care stocks.

Notwithstanding the subdued results experienced by stock market investors in recent months, segments of the stock market still trade at extended levels (although many of the structural imbalances restricting economic expansion remain in place). Our research continues to indicate that prices of small company stocks relative to earnings, sales and book value are at levels similar to those measured prior to the financial crisis, and double those

Investment process (concluded)

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

measured at the market bottom. In this environment, caution is advised. We continue to favor companies with strong balance sheets, dominant market positions and business models designed to generate substantial free cash flows.

Systematic

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our results for the period can be attributed to the effectiveness of two key factors in our investment philosophy; earnings estimate revision and our valuation framework. The earnings estimate revision factor performed in-line with its historical pattern, as those stocks with the most positive earnings estimate revisions outperformed those stocks with the least positive (or most negative) revisions. Our proprietary multi-factor valuation model was also effective during the period.

From a performance attribution standpoint, strong stock selection was the primary reason for our outperformance. Our stock picking in the materials, consumer discretionary and financials sectors provided the largest boost to relative results. The largest individual contributor was Atmel Co., which makes semiconductor controllers found in a variety of electronic devices and industrial products. Its stock price moved sharply higher during the period, largely due to the company's success with its touch-screen controllers.

On the flip side, our stock picking in the health care, industrials and consumer staples sectors detracted from results. One stock that performed poorly during the reporting period was Motorola Mobility Holdings. We believe the stock's sharp price decline was due to increasing skepticism among investors about the competitiveness of its new Xoom tablet product. The untimely release of the iPad2 by Apple, coupled with Xoom's surprisingly high price tag, led to poor results. Amid a series of negative estimate revisions for the company, we made the decision to sell our position in the stock, in accordance with our earnings-focused discipline.

Our sector allocation effect, in aggregate, was also additive to relative results. Our underweight to the financials sector was the largest contributor. This was partially offset by our underweight positioning to the utilities sector, which detracted from relative results.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	19.40%	3.51%	5.75%
maximum sales charge	Class B2	18.70%	2.74%	5.24%[6]
or PACE Select	Class C3	18.55%	2.73%	4.95%
program fee	Class Y4	19.74%	3.86%	6.09%
	Class P5	19.66%	3.69%	5.96%
After deducting	Class A1	12.84%	2.35%	5.15%
maximum sales charge	Class B2	13.70%	2.39%	5.24%[6]
or PACE Select	Class C3	17.55%	2.73%	4.95%
program fee	Class P5	17.29%	1.63%	3.86%
Russell 2500 Value Index[7]		20.64%	3.05%	8.02%
Lipper Small-Cap Value Funds median[8]		19.91%	3.17%	7.94%
Lipper Small-Cap Core Funds median[8]		23.99%	4.08%	6.94%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 25.26%; 5-year period, 2.79%; 10-year period, 5.79%; Class B—1-year period, 26.47%; 5-year period, 2.74%; 10-year period, 5.87%; Class C—1-year period, 30.64%; 5-year period, 3.16%; 10-year period, 5.57%; Class Y—1-year period, 32.87%; 5-year period, 4.30%; 10-year period, 6.73%; Class P—1-year period, 30.15%; 5-year period, 2.07%; 10-year period, 4.49%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.35% and 1.35%; Class B—2.37% and 2.16%; Class C—2.11% and 2.11%; Class Y—0.97% and 0.97%; and Class P—1.25% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select  program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 2500 Value Index is designed to measure the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

8  On May 13, 2011, Lipper changed the peer group classification for PACE Small/Medium Co Value Equity Investments from the Lipper Small-Cap Core Funds category to the Lipper Small-Cap Value Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$425.3
Number of holdings	178
Portfolio composition[1]	07/31/11
Common stocks	97.7%
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Top five sectors[1]	07/31/11
Financials	22.0%
Industrials	19.5
Consumer discretionary	16.3
Information technology	12.8
Health care	6.8
Total	77.4%
Top ten equity holdings[1]	07/31/11
Raymond James Financial, Inc.	1.6%
Jabil Circuit, Inc.	1.3
American Greetings Corp.	1.2
Entegris, Inc.	1.2
Coinstar, Inc.	1.2
Con-way, Inc.	1.1
Tidewater, Inc.	1.1
Ralcorp Holdings, Inc.	1.1
Covance, Inc.	1.1
Avery Dennison Corp.	1.0
Total	11.9%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—97.66%
Aerospace & defense—0.46%
Triumph Group, Inc.	36,450	$1,962,468
Air freight & logistics—0.74%
Atlas Air Worldwide Holdings, Inc.*	11,700	612,963
Forward Air Corp.	81,500	2,539,540
		3,152,503
Auto components—1.15%
Cooper Tire & Rubber Co.	151,380	2,552,267
Lear Corp.	47,850	2,344,650
		4,896,917
Automobiles—0.80%
Harley-Davidson, Inc.	35,825	1,554,447
Thor Industries, Inc.	74,500	1,842,385
		3,396,832
Beverages—0.66%
Constellation Brands, Inc., Class A*	32,675	666,243
Dr. Pepper Snapple Group, Inc.	56,370	2,128,531
		2,794,774
Building products—0.52%
Owens Corning, Inc.*	62,550	2,225,529
Capital markets—2.89%
Invesco Ltd.	34,500	765,210
Janus Capital Group, Inc.	174,000	1,468,560
Knight Capital Group, Inc., Class A*	149,005	1,685,247
Raymond James Financial, Inc.	218,915	6,952,740
Stifel Financial Corp.*	37,390	1,419,324
		12,291,081
Chemicals—0.75%
Huntsman Corp.	83,575	1,596,282
Innophos Holdings, Inc.	17,500	843,500
PolyOne Corp.	49,175	762,213
		3,201,995
Commercial banks—10.01%
Associated Banc-Corp	190,500	2,600,325
Bank of Hawaii Corp.	78,825	3,532,148
Cathay General Bancorp	215,000	2,979,900
CVB Financial Corp.[1]	321,000	3,110,490
East West Bancorp, Inc.	74,355	1,380,029
Fifth Third Bancorp	151,500	1,916,475
First Horizon National Corp.	385,544	3,466,041
First Midwest Bancorp, Inc.	317,220	3,781,262
Fulton Financial Corp.	114,000	1,157,100
Glacier Bancorp, Inc.	170,000	2,233,800
Huntington Bancshares, Inc.	509,100	3,077,509
IBERIABANK Corp.	39,950	2,036,252
KeyCorp	389,300	3,129,972
Prosperity Bancshares, Inc.	50,900	2,113,877
Wintrust Financial Corp.	90,020	3,076,884
Zions Bancorporation	136,500	2,989,350
		42,581,414

	Number of shares	Value
Common stocks—(Continued)
Commercial services & supplies—4.07%
Avery Dennison Corp.	139,615	$4,404,853
Copart, Inc.*	34,000	1,477,300
KAR Auction Services, Inc.*	117,500	2,089,150
Republic Services, Inc.	92,055	2,672,357
Schawk, Inc.	121,000	1,910,590
Sykes Enterprises, Inc.*	89,800	1,733,140
United Stationers, Inc.	94,350	3,027,691
		17,315,081
Communications equipment—1.03%
Brocade Communications Systems, Inc.*	383,000	2,098,840
Plantronics, Inc.	66,000	2,260,500
		4,359,340
Computers & peripherals—1.70%
Avid Technology, Inc.*	164,800	2,157,232
Electronics for Imaging, Inc.*	206,000	3,545,260
Western Digital Corp.*	44,850	1,545,531
		7,248,023
Construction & engineering—1.97%
Dycom Industries, Inc.*	96,420	1,642,997
KBR, Inc.	85,125	3,034,706
MasTec, Inc.*	66,875	1,396,350
Pike Electric Corp.*	263,000	2,311,770
		8,385,823
Construction materials—0.53%
Texas Industries, Inc.[1]	58,500	2,258,685
Consumer finance—1.06%
Discover Financial Services	57,925	1,483,459
SLM Corp.	194,925	3,038,881
		4,522,340
Containers & packaging—2.94%
Ball Corp.	64,210	2,491,348
Boise, Inc.	129,100	894,663
Greif, Inc., Class A	54,030	3,298,531
Owens-Illinois, Inc.*	70,135	1,625,028
Rock-Tenn Co., Class A	68,010	4,179,895
		12,489,465
Diversified consumer services—1.45%
Coinstar, Inc.1,*	101,970	4,982,254
Weight Watchers International, Inc.	15,325	1,182,937
		6,165,191
Diversified telecommunication services—1.70%
General Communication, Inc., Class A*	141,500	1,606,025
Premiere Global Services, Inc.*	218,065	1,844,830
tw telecom, Inc.*	191,820	3,788,445
		7,239,300
Electric utilities—0.53%
Westar Energy, Inc.	87,000	2,245,470

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Electronic equipment, instruments & components—2.62%
Jabil Circuit, Inc.	309,675	$5,670,150
Plexus Corp.*	77,720	2,293,517
SYNNEX Corp.*	112,460	3,184,867
		11,148,534
Energy equipment & services—3.01%
Oceaneering International, Inc.	55,000	2,376,000
Oil States International, Inc.*	26,300	2,122,410
Superior Energy Services, Inc.*	39,400	1,634,706
TETRA Technologies, Inc.*	148,500	1,911,195
Tidewater, Inc.[1]	87,735	4,767,520
		12,811,831
Food products—3.25%
Brooklyn Cheesecake & Desserts Co., Inc.2,*	4,955	1,239
Flowers Foods, Inc.	52,999	1,161,738
Hain Celestial Group, Inc.*	49,875	1,612,459
J&J Snack Foods Corp.	32,000	1,654,080
Ralcorp Holdings, Inc.*	52,000	4,498,000
Smithfield Foods, Inc.*	78,500	1,728,570
The Fresh Del Monte Produce, Inc.	129,510	3,174,290
		13,830,376
Health care equipment & supplies—1.56%
Sirona Dental Systems, Inc.*	38,000	1,922,040
STERIS Corp.	96,000	3,359,040
The Cooper Cos., Inc.	17,825	1,363,434
		6,644,514
Health care providers & services—2.88%
Amedisys, Inc.1,*	102,500	2,650,650
AMN Healthcare Services, Inc.*	279,500	2,252,770
Chemed Corp.	29,500	1,793,895
Health Management Associates, Inc., Class A*	307,800	2,924,100
Health Net, Inc.*	93,475	2,628,517
		12,249,932
Hotels, restaurants & leisure—2.53%
Ameristar Casinos, Inc.	60,725	1,348,095
Brinker International, Inc.	58,800	1,412,376
CEC Entertainment, Inc.	53,000	2,051,100
P.F. Chang's China Bistro, Inc.	82,500	2,716,725
Papa John's International, Inc.*	79,500	2,481,195
Wyndham Worldwide Corp.	21,700	750,603
		10,760,094
Household durables—2.29%
American Greetings Corp., Class A	235,880	5,229,459
Ethan Allen Interiors, Inc.[1]	91,000	1,674,400
MDC Holdings, Inc.	63,500	1,435,735
Newell Rubbermaid, Inc.	90,515	1,404,793
		9,744,387

	Number of shares	Value
Common stocks—(Continued)
Insurance—4.77%
Arch Capital Group Ltd.*	22,525	$761,345
Brown & Brown, Inc.	124,115	2,706,948
HCC Insurance Holdings, Inc.	98,425	2,965,545
Horace Mann Educators Corp.	141,000	2,052,960
Lincoln National Corp.	114,900	3,044,850
Selective Insurance Group, Inc.	177,500	2,909,225
StanCorp Financial Group, Inc.	70,000	2,328,200
Unum Group	52,125	1,271,329
XL Group PLC	109,150	2,239,758
		20,280,160
Internet software & services—2.04%
DealerTrack Holdings, Inc.*	80,500	1,866,795
Digital River, Inc.*	43,975	1,121,363
ValueClick, Inc.*	188,025	3,395,731
WebMD Health Corp.*	64,500	2,273,625
		8,657,514
IT services—0.03%
TeleTech Holdings, Inc.*	6,355	125,765
Life sciences tools & services—2.39%
Bio-Rad Laboratories, Inc., Class A*	22,200	2,419,800
Charles River Laboratories International, Inc.*	82,500	3,262,875
Covance, Inc.*	78,500	4,494,125
		10,176,800
Machinery—5.85%
Briggs & Stratton Corp.	130,125	2,230,343
Kennametal, Inc.	97,300	3,836,539
Meritor, Inc.*	162,815	2,198,003
Pentair, Inc.	62,000	2,282,220
Timken Co.	73,950	3,229,396
Trimas Corp.*	135,460	3,246,976
Trinity Industries, Inc.	135,700	4,042,503
Wabtec Corp.	35,500	2,290,460
Watts Water Technologies, Inc., Class A	45,000	1,508,850
		24,865,290
Media—1.39%
DreamWorks Animation SKG, Inc., Class A*	110,000	2,404,600
John Wiley & Sons, Inc., Class A	28,645	1,433,969
Valassis Communications, Inc.1,*	77,750	2,083,700
		5,922,269
Metals & mining—0.87%
Noranda Aluminum Holding Corp.*	185,625	2,576,475
Walter Energy, Inc.	9,325	1,142,965
		3,719,440
Multi-utilities—1.05%
CMS Energy Corp.	124,000	2,373,360
NiSource, Inc.	102,925	2,071,880
		4,445,240

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Multiline retail—0.64%
Macy's, Inc.	94,425	$2,726,050
Oil, gas & consumable fuels—2.37%
Comstock Resources, Inc.*	48,860	1,558,634
Denbury Resources, Inc.*	120,425	2,326,611
Energen Corp.	40,750	2,396,507
Rex Energy Corp.1,*	122,900	1,360,503
Western Refining, Inc.1,*	118,625	2,423,509
		10,065,764
Paper & forest products—0.94%
Glatfelter	140,000	2,112,600
MeadWestvaco Corp.	60,525	1,884,749
		3,997,349
Personal products—0.20%
Nu Skin Enterprises, Inc., Class A	22,525	845,589
Professional services—2.43%
Heidrick & Struggles International, Inc.	70,000	1,862,000
Kelly Services, Inc., Class A*	150,740	2,359,081
Resources Connection, Inc.	291,500	3,795,330
School Specialty, Inc.*	191,000	2,295,820
		10,312,231
Real estate investment trusts—2.56%
BioMed Realty Trust, Inc.	164,500	3,227,490
CBL & Associates Properties, Inc.	126,400	2,244,864
DuPont Fabros Technology, Inc.[1]	45,675	1,164,256
Home Properties, Inc.	47,700	3,125,304
Summit Hotel Properties, Inc.	101,400	1,143,792
		10,905,706
Road & rail—3.27%
Con-way, Inc.	131,805	4,826,699
Hertz Global Holdings, Inc.*	148,925	2,095,375
Landstar System, Inc.	77,000	3,453,450
Ryder System, Inc.	62,450	3,517,184
		13,892,708
Semiconductors & semiconductor equipment—4.21%
Atmel Corp.*	211,175	2,555,218
ATMI, Inc.*	100,500	1,874,325
Brooks Automation, Inc.*	115,500	1,098,405
Entegris, Inc.*	581,500	4,983,455
NVIDIA Corp.*	259,590	3,590,130
ON Semiconductor Corp.*	437,260	3,799,789
		17,901,322
Software—1.16%
Cadence Design Systems, Inc.*	227,950	2,354,723
Progress Software Corp.*	106,350	2,563,035
		4,917,758
Specialty retail—4.07%
Aeropostale, Inc.*	143,000	2,409,550
Chico's FAS, Inc.	119,036	1,796,253
Foot Locker, Inc.	49,775	1,081,611
Group 1 Automotive, Inc.	32,000	1,524,160

	Number of shares	Value
Common stocks—(Concluded)
Specialty retail—(Concluded)
Jos. A. Bank Clothiers, Inc.*	57,000	$2,924,670
OfficeMax, Inc.*	425,000	3,009,000
Pier 1 Imports, Inc.*	118,600	1,303,414
Signet Jewelers Ltd.*	60,300	2,583,252
Williams-Sonoma, Inc.	17,700	655,254
		17,287,164
Textiles, apparel & luxury goods—2.03%
Carter's, Inc.*	76,500	2,562,750
PVH Corp.	37,450	2,679,547
The Jones Group Inc.	261,500	3,383,810
		8,626,107
Thrifts & mortgage finance—0.68%
First Niagara Financial Group, Inc.	237,025	2,903,556
Trading companies & distributors—0.24%
Applied Industrial Technologies, Inc.	31,950	1,019,844
Water utilities—0.91%
American Water Works Co., Inc.	137,600	3,852,800
Wireless telecommunication services—0.46%
MetroPCS Communications, Inc.*	119,650	1,947,902
Total common stocks (cost—$373,780,058)		415,316,227
	Face amount
Repurchase agreement—3.72%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $78,659 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $11,305,706 US Treasury Bills, zero coupon due 08/04/11 and $4,458,944 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$16,126,370); proceeds: $15,810,013 (cost—$15,810,000)	$15,810,000	15,810,000
	Number of shares
Investment of cash collateral from securities loaned—3.56%
Money market fund—3.56%
UBS Private Money Market Fund LLC[3] (cost—$15,163,573)	15,163,573	15,163,573
Total investments (cost—$404,753,631)— 104.94%		446,289,800
Liabilities in excess of other assets—(4.94)%		(21,006,799)
Net assets—100.00%		$425,283,001

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2011

Aggregate cost for federal income tax purposes was $407,196,461; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$59,011,740
Gross unrealized depreciation	(19,918,401)
Net unrealized appreciation	$39,093,339

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2011.

2  Illiquid security representing 0.00% of net assets as of July 31, 2011.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$11,194,599	$188,007,480	$184,038,506	$15,163,573	$7,632

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$415,314,988	$1,239	$—	$415,316,227
Repurchase agreement	—	15,810,000	—	15,810,000
Investment of cash collateral from securities loaned	—	15,163,573	—	15,163,573
Total	$415,314,988	$30,974,812	$—	$446,289,800

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	97.9%
Bermuda	0.9
Cayman Islands	0.7
Ireland	0.5
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 35.82%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 33.12%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 30.39%, and the Lipper Small-Cap Growth Funds category posted a median return of 30.86%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 134. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments1

Copper Rock

Our portion of the Portfolio outperformed the benchmark during the reporting period. Despite some volatility that crept into the markets in the spring of 2011, stocks with good earnings reports and strong fundamentals were rewarded throughout the period. Solid stock selection contributed to our outperformance, with particularly strong results in a handful of positions in the consumer staples, health care and consumer discretionary sectors.

Leading contributors included Green Mountain Coffee Roasters, Inc. in the consumer staples sector, Lululemon Athletica, Inc. and Shutterfly, Inc. in the consumer discretionary sector and Zoll Medical Corp. in the health care sector. Solid fundamentals and earnings have been consistently rewarded as Green Mountain Coffee Roasters posted another strong 2010 holiday season with better than expected brewer and k-cup sales. It also announced a k-cup distribution agreement with Dunkin' Donuts and then a partnership agreement with Starbucks. These agreements are expected to be incremental to sales and solidify Green Mountain Coffee Roasters' position as the leader in the single cup serve market. Lululemon Athletica has continued to demonstrate strong sales momentum while also opening new stores at a robust pace and driving margin improvements substantially.

Weakness during the period stemmed primarily from stock selection in the information technology sector. This was partially offset by a positive contribution from the overweight position relative to the benchmark. As a result, performance in the sector for the period was essentially flat. While our portion of the portfolio benefited from owning positions in names like Skyworks Solutions, Inc., Acme Packet, Inc. and Riverbed Technology, Inc., our positions in DG Fast Channel and GSI Commerce detracted from performance. DG FastChannel pre-announced

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and Palisade Capital Management, L.L.C. ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;

Riverbridge: Mark Thompson;

Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

negative third quarter results at the end of August 2010, just three weeks after reporting very strong second quarter results. We were expecting similar strong results and this pre-announcement was very surprising. We exited the stock as our investment thesis was broken, but the stock's extreme underperformance had an outsized negative impact on our results during the fiscal year. GSI Commerce, an e-commerce and interactive marketing services provider, acquired RueLaLa, a private sale business, which is a bit different than the company's core business, but which had been growing very rapidly. The core e-commerce business continued to perform better than expected, although the RueLaLa business grew slightly below expectations, with higher associated expenses than we had anticipated. As a result, our earnings forecasts started to come down despite good performance from the e-commerce business line, and we made the decision to sell the stock. Subsequent to our sale, eBay purchased the e-commerce portion of GSI Commerce, but did not acquire the RueLaLa business line.

Riverbridge Partners

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. Stock selection in the consumer discretionary sector detracted from performance, primarily due to concerns over the for-profit education industry, which negatively impacted our holdings in Capella Education Co. and Grand Canyon Education, Inc. We have investments in this industry because we believe demand will continue for these services. These companies typically cater to demographic groups not well served by traditional colleges. Our investment team is mindful of the risks confronting this industry and exercises particular discernment as to which companies will best fit our portfolios and are best positioned within the group over the long term. Our underweight to the outperforming energy sector also detracted from our relative performance. Energy, benefiting from rising crude oil prices, was the best performing market sector over the past year.

Stock selection within the health care sector contributed to performance. We are focused on those health care companies that are delivering a product or service that compels the ultimate payer, whether that entity is a central system or the actual receiver of health care, to consume their products or services. One of our top performers over the reporting period was Cepheid, Inc., which enables its customers to deliver superior medical outcomes at a reduced cost versus what they would otherwise spend for care. The company also facilitates the rapid detection of a biological condition, to expedite diagnosis and for more targeted treatments of a condition. Our overweight to the outperforming information technology sector also enhanced our results.

We believe that our long-term excess performance relative to the benchmark is attributable to the consistent application of our investment process over time. Many investors, led by hedge funds, have truncated their investment horizons over the last several years. As a result, fewer investors have the fortitude to stick with their investments during times of market turbulence. Hedge funds will quickly reverse their positions based on fear of loss. Market trends, because of this short-term orientation, may be shorter in duration. We believe this phenomenon will provide us and other long-term oriented investors with an advantage.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that the small- and mid-cap market is inherently less efficient than the large-cap market, and attempts to gain an information advantage through fundamental research.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

Palisade

Our portion of the Portfolio outperformed the benchmark during the reporting period. Information technology was our best performing sector for the period, followed by the industrials, materials and energy sectors. Stock selection was particularly strong within information technology, especially among software stocks with strong earnings results. In addition, a number of our holdings were acquired at significant premiums. Netezza was acquired by IBM; ArcSight by Hewlett-Packard; Art Technology Group by Oracle Corp.; and Savvis Inc. by CenturyLink, Inc. Both Syniverse and CommScope were taken private by The Carlyle Group. Industrial company Baldor Electric was acquired by ABB. We do not own the acquiring companies as they were either purchased by larger-cap companies that are outside our investable universe, or taken over by larger equity firms.

The worst performing sector relative to the benchmark was consumer discretionary. We identified specialty retailers Talbots, OfficeMax and Coldwater Creek as potential turnaround candidates, but the turnarounds failed to materialize due to poor execution and a weak spending environment in women's apparel. We have exited all of these positions. Our portion of the Portfolio was hurt by its holdings in the financials sector. This was primarily due to weaker capital markets stocks such as Knight Capital Group, Inc. and MF Global Holdings Ltd., as transaction activity and trading volumes failed to improve. We continue to hold both stocks, as we believe business conditions will improve and both companies are valued attractively.

We feel that the market is likely to remain volatile as investors wrestle with numerous issues, including those surrounding the debt ceiling and global economic weakness. Although we are both cautious and aware of the economic and political factors, our portion of the Portfolio continues to be constructed from our bottom up research. We believe fear, dislocations in the market, the "risk off" trade, etc. can create opportunities if we maintain our discipline and a steady mindset. Acquisition activity within the benchmark has moderated in 2011, but we believe it will pick up again later in the year as corporate balance sheets remain flush with cash.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	35.67%	6.81%	5.55%
maximum sales charge	Class B2	34.23%	5.96%	5.00%[6]
or PACE Select	Class C3	34.50%	6.00%	4.72%
program fee	Class Y4	35.87%	7.14%	5.86%
	Class P5	35.82%	7.02%	5.77%
After deducting	Class A1	28.25%	5.61%	4.96%
maximum sales charge	Class B2	29.23%	5.64%	5.00%[6]
or PACE Select	Class C3	33.50%	6.00%	4.72%
program fee	Class P5	33.12%	4.90%	3.68%
Russell 2500 Growth Index[7]		30.39%	6.89%	5.91%
Lipper Small-Cap Growth Funds median		30.86%	5.42%	5.05%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 39.13%; 5-year period, 5.49%; 10-year period, 4.51%; Class B—1-year period, 40.91%; 5-year period, 5.52%; 10-year period, 4.55%; Class C—1-year period, 44.98%; 5-year period, 5.88%; 10-year period, 4.27%; Class Y—1-year period, 47.49%; 5-year period, 7.02%; 10-year period, 5.41%; Class P—1-year period, 44.47%; 5-year period, 4.80%; 10-year period, 3.25%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.35% and 1.35%; Class B—2.73% and 2.13%; Class C—2.13% and 2.13%; Class Y—0.94% and 0.94%; and Class P—1.23% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select  program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The Russell 2500 Growth Index is designed to measure the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal  value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend  dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$468.6
Number of holdings	206
Portfolio composition[1]	07/31/11
Common stocks	95.3%
ADRs	0.4
Investment companies	0.9
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Top five sectors[1]	07/31/11
Information technology	22.5%
Health care	20.6
Industrials	18.8
Consumer discretionary	15.9
Energy	6.7
Total	84.5%
Top ten equity holdings[1]	07/31/11
Green Mountain Coffee Roasters, Inc.	1.6%
The Cooper Cos., Inc.	1.5
Zoll Medical Corp.	1.5
Affiliated Managers Group, Inc.	1.3
athenahealth, Inc.	1.2
AMETEK, Inc.	1.2
Acacia Research	1.1
Gentex Corp.	1.1
Cepheid, Inc.	1.1
SXC Health Solutions Corp.	1.0
Total	12.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 227.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—95.68%
Aerospace & defense—1.59%
BE Aerospace, Inc.*	47,292	$1,882,222
TransDigm Group, Inc.*	37,007	3,333,220
Triumph Group, Inc.	41,350	2,226,284
		7,441,726
Air freight & logistics—1.63%
Atlas Air Worldwide Holdings, Inc.*	54,116	2,835,137
Forward Air Corp.	35,400	1,103,064
Hub Group, Inc., Class A*	103,902	3,686,443
		7,624,644
Auto components—1.48%
Gentex Corp.	184,672	5,233,605
Tenneco, Inc.*	42,116	1,682,113
		6,915,718
Biotechnology—3.31%
Alexion Pharmaceuticals, Inc.*	34,120	1,938,016
Ardea Biosciences, Inc.*	83,410	1,951,794
Cepheid, Inc.*	135,669	5,122,861
Dendreon Corp.*	38,700	1,428,030
Human Genome Sciences, Inc.*	71,260	1,497,173
Onyx Pharmaceuticals, Inc.*	41,130	1,356,467
Pharmasset, Inc.*	18,300	2,221,254
		15,515,595
Capital markets—3.14%
Affiliated Managers Group, Inc.*	60,252	6,286,091
Financial Engines, Inc.1,*	36,767	873,584
Knight Capital Group, Inc., Class A*	166,940	1,888,092
Lazard Ltd., Class A	53,215	1,788,024
MF Global Holdings Ltd.*	278,160	2,050,039
Stifel Financial Corp.*	48,620	1,845,615
		14,731,445
Chemicals—2.23%
Albemarle Corp.	43,649	2,906,151
FMC Corp.	30,630	2,682,269
Intrepid Potash, Inc.1,*	50,050	1,664,163
Landec Corp.*	91,546	565,754
Solutia, Inc.*	122,960	2,636,262
		10,454,599
Commercial banks—0.51%
Hancock Holding Co.	72,870	2,401,067
Commercial services & supplies—2.66%
Cenveo, Inc.*	229,460	1,328,574
Clean Harbors, Inc.*	40,560	2,139,540
EnerNOC, Inc.1,*	36,214	606,222
Innerworkings, Inc.1,*	140,700	1,031,331
Mobile Mini, Inc.*	43,900	926,729
Ritchie Brothers Auctioneers, Inc.[1]	108,193	2,963,406
Rollins, Inc.	180,900	3,453,381
		12,449,183

	Number of shares	Value
Common stocks—(Continued)
Communications equipment—1.94%
Acme Packet, Inc.*	25,924	$1,527,442
Digi International, Inc.*	153,100	2,187,799
JDS Uniphase Corp.*	87,660	1,152,729
Riverbed Technology, Inc.*	148,027	4,238,013
		9,105,983
Computers & peripherals—0.45%
Fusion-io, Inc.1,*	39,806	1,178,656
Stratasys, Inc.1,*	35,875	914,812
		2,093,468
Construction & engineering—0.36%
Foster Wheeler AG*	62,210	1,685,891
Consumer finance—0.42%
First Cash Financial Services, Inc.*	45,000	1,947,150
Distributors—0.53%
LKQ Corp.*	100,600	2,471,742
Diversified consumer services—1.01%
Capella Education Co.*	18,324	783,351
Coinstar, Inc.1,*	50,550	2,469,873
Grand Canyon Education, Inc.*	61,455	945,792
Universal Technical Institute, Inc.*	29,900	517,270
		4,716,286
Diversified financial services—0.91%
Portfolio Recovery Associates, Inc.*	52,671	4,262,664
Electrical equipment—2.91%
AMETEK, Inc.	132,102	5,614,335
Polypore International, Inc.*	28,896	1,964,928
Roper Industries, Inc.	46,516	3,797,101
Woodward Governor Co.	65,770	2,269,065
		13,645,429
Electronic equipment, instruments & components—1.63%
Coherent, Inc.*	39,000	1,873,170
Echelon Corp.*	128,321	1,063,781
FARO Technologies, Inc.*	34,200	1,393,992
Napco Security Systems, Inc.*	56,250	147,375
National Instruments Corp.	122,350	3,161,524
		7,639,842
Energy equipment & services—3.90%
CARBO Ceramics, Inc.	22,903	3,574,471
Core Laboratories N.V.	9,414	1,023,114
ION Geophysical Corp.*	257,930	2,615,410
Key Energy Services, Inc.*	143,469	2,796,211
Lufkin Industries, Inc.	37,492	3,054,848
OYO Geospace Corp.*	26,771	2,715,383
Rowan Cos., Inc.*	63,960	2,505,313
		18,284,750
Food & staples retailing—0.99%
PriceSmart, Inc.	18,502	1,082,737
The Fresh Market, Inc.1,*	25,245	896,955

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Food & staples retailing—(Concluded)
United Natural Foods, Inc.*	63,353	$2,644,988
		4,624,680
Food products—2.14%
Diamond Foods, Inc.[1]	34,950	2,502,070
Green Mountain Coffee Roasters, Inc.*	72,261	7,511,531
		10,013,601
Health care equipment & supplies—6.92%
Abaxis, Inc.*	55,513	1,316,768
AngioDynamics, Inc.*	109,400	1,513,002
DexCom, Inc.*	214,118	3,036,193
IDEXX Laboratories, Inc.*	18,813	1,560,350
Insulet Corp.*	66,761	1,312,521
Masimo Corp.	65,460	1,818,479
Neogen Corp.*	53,540	2,214,415
ResMed, Inc.1,*	48,950	1,482,696
Sirona Dental Systems, Inc.*	37,269	1,885,066
The Cooper Cos., Inc.	89,870	6,874,156
Thoratec Corp.*	76,570	2,579,643
Zoll Medical Corp.*	98,041	6,829,536
		32,422,825
Health care providers & services—6.22%
Air Methods Corp.*	30,072	2,108,047
AMERIGROUP Corp.*	31,566	1,736,130
Bio-Reference Laboratories, Inc.1,*	61,675	1,229,800
Catalyst Health Solutions, Inc.*	42,463	2,782,600
Chemed Corp.	51,000	3,101,310
ExamWorks Group, Inc.1,*	88,917	1,945,504
HMS Holdings Corp.*	34,892	2,637,835
IPC The Hospitalist Co.*	102,041	4,615,315
Lincare Holdings, Inc.	46,490	1,189,679
Magellan Health Services, Inc.*	55,420	2,887,382
MEDNAX, Inc.*	37,900	2,583,264
MWI Veterinary Supply, Inc.*	25,963	2,312,265
		29,129,131
Health care technology—3.33%
Allscripts Healthcare Solutions, Inc.*	203,390	3,691,529
athenahealth, Inc.1,*	96,495	5,672,941
Quality Systems, Inc.[1]	16,700	1,525,712
SXC Health Solutions Corp.*	74,471	4,701,354
		15,591,536
Hotels, restaurants & leisure—3.40%
Arcos Dorados Holdings, Inc., Class A	115,100	2,700,246
Cheesecake Factory, Inc.*	72,100	2,078,643
Chipotle Mexican Grill, Inc.*	4,328	1,404,782
Dunkin' Brands Group, Inc.*	2,303	66,626
Penn National Gaming, Inc.*	60,440	2,534,249
Red Robin Gourmet Burgers, Inc.*	54,400	1,872,448
Scientific Games Corp., Class A*	209,300	1,913,002
Wyndham Worldwide Corp.	97,910	3,386,707
		15,956,703

	Number of shares	Value
Common stocks—(Continued)
Household durables—0.50%
Tempur-Pedic International, Inc.*	32,552	$2,344,070
Internet & catalog retail—0.54%
Shutterfly, Inc.*	46,908	2,551,795
Internet software & services—2.81%
Bankrate, Inc.1,*	96,500	1,764,985
Constant Contact, Inc.1,*	34,200	647,406
DealerTrack Holdings, Inc.*	64,600	1,498,074
Dice Holdings, Inc.*	93,740	1,292,675
Monster Worldwide, Inc.*	157,780	1,852,337
OpenTable, Inc.1,*	20,505	1,452,984
QuinStreet, Inc.*	98,541	1,230,777
Rackspace Hosting, Inc.*	34,540	1,381,600
SPS Commerce, Inc.*	31,300	574,981
Vocus, Inc.*	52,080	1,487,926
		13,183,745
IT services—2.51%
Cass Information Systems, Inc.	33,600	1,261,344
Echo Global Logistics, Inc.1,*	78,166	1,169,363
Forrester Research, Inc.	44,600	1,409,360
Gartner, Inc.*	85,863	3,169,203
MAXIMUS, Inc.	58,400	2,255,992
VeriFone Systems, Inc.*	63,923	2,516,649
		11,781,911
Life sciences tools & services—0.84%
Bruker Corp.*	95,010	1,636,072
MEDTOX Scientific, Inc.	29,900	466,739
Techne Corp.	24,500	1,856,855
		3,959,666
Machinery—4.27%
Astec Industries, Inc.*	39,377	1,477,425
CLARCOR, Inc.	41,515	1,829,151
Gardner Denver, Inc.	35,345	3,014,575
Graco, Inc.	42,286	1,857,624
Joy Global, Inc.	19,473	1,828,904
Kennametal, Inc.	45,860	1,808,260
Robbins & Myers, Inc.	54,886	2,647,701
Wabash National Corp*	157,700	1,184,327
WABCO Holdings, Inc.*	68,962	4,348,054
		19,996,021
Media—0.49%
Cinemark Holdings, Inc.	118,570	2,310,929
Metals & mining—0.44%
Schnitzer Steel Industries, Inc.	40,460	2,054,963
Multiline retail—0.42%
Big Lots, Inc.*	56,500	1,967,895
Oil, gas & consumable fuels—2.77%
Brigham Exploration Co.*	138,548	4,405,826
Forest Oil Corp.*	60,970	1,585,220
James River Coal Co.1,*	107,100	2,030,616
Oasis Petroleum, Inc.*	68,198	2,014,569

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Oil, gas & consumable fuels—(Concluded)
Plains Exploration & Production Co.*	40,175	$1,567,227
Rosetta Resources, Inc.*	26,715	1,383,036
		12,986,494
Personal products—0.37%
Herbalife Ltd.	31,194	1,738,130
Professional services—2.71%
51job, Inc., ADR1,*	28,198	1,862,478
Acacia Research*	125,445	5,384,099
CoStar Group, Inc.*	21,600	1,269,216
Equifax, Inc.	56,130	1,928,627
Korn/Ferry International*	48,800	1,051,152
Resources Connection, Inc.	93,800	1,221,276
		12,716,848
Road & rail—0.87%
Kansas City Southern*	34,205	2,030,067
Knight Transportation, Inc.	129,090	2,031,876
		4,061,943
Semiconductors & semiconductor equipment—4.64%
Atmel Corp.*	305,287	3,693,973
Cabot Microelectronics Corp.*	42,761	1,654,423
Cavium, Inc.*	40,002	1,379,669
Cypress Semiconductor Corp.*	88,400	1,819,272
Entropic Communications, Inc.1,*	154,565	1,032,494
Netlogic Microsystems, Inc.*	27,718	957,657
Power Integrations, Inc.[1]	50,300	1,785,147
Semtech Corp.*	111,700	2,602,610
Skyworks Solutions, Inc.*	103,215	2,612,372
Ultratech, Inc.*	78,975	2,080,991
Volterra Semiconductor Corp.*	82,170	2,117,521
		21,736,129
Software—8.54%
BroadSoft, Inc.*	81,170	2,370,976
Concur Technologies, Inc.*	20,400	926,976
Ebix, Inc.1,*	77,077	1,517,646
Guidance Software, Inc.*	72,300	543,696
Informatica Corp.*	55,789	2,852,492
MICROS Systems, Inc.*	40,582	1,987,301
NetSuite, Inc.1,*	26,831	1,052,043
Nuance Communications, Inc.*	77,040	1,541,570
Pegasystems, Inc.[1]	39,707	1,602,575
QLIK Technologies, Inc.*	48,027	1,455,698
Rovi Corp.*	68,191	3,612,077
Solera Holdings, Inc.	21,792	1,217,737
Sourcefire, Inc.1,*	81,200	1,995,896
SS&C Technologies Holdings, Inc.*	100,220	1,856,074
SuccessFactors, Inc.*	52,000	1,404,000
Synchronoss Technologies, Inc.*	86,806	2,539,075
Taleo Corp., Class A*	55,200	1,827,120
TIBCO Software, Inc.*	169,988	4,426,488
Ultimate Software Group, Inc.*	63,500	3,453,130
Verint Systems, Inc.*	53,900	1,833,678
		40,016,248

	Number of shares	Value
Common stocks—(Concluded)
Specialty retail—4.50%
Abercrombie & Fitch Co., Class A	51,428	$3,760,415
Chico's FAS, Inc.	120,240	1,814,422
Express, Inc.	95,500	2,143,020
Foot Locker, Inc.	79,600	1,729,708
GameStop Corp., Class A*	86,030	2,028,587
Pier 1 Imports, Inc.*	130,700	1,436,393
Tractor Supply Co.	39,212	2,584,855
Ulta Salon, Cosmetics & Fragrance, Inc.*	44,724	2,818,954
Vitamin Shoppe, Inc.*	63,571	2,769,153
		21,085,507
Textiles, apparel & luxury goods—3.00%
Crocs, Inc.*	83,975	2,630,937
Fossil, Inc.*	31,849	4,002,464
Lululemon Athletica, Inc.1,*	35,269	2,135,185
Under Armour, Inc., Class A*	47,729	3,503,786
Vera Bradley, Inc.*	48,780	1,769,250
		14,041,622
Trading companies & distributors—1.85%
Beacon Roofing Supply, Inc.*	93,500	1,999,030
Kaman Corp.	42,385	1,509,754
United Rentals, Inc.*	78,310	1,801,913
WESCO International, Inc.*	66,383	3,364,954
		8,675,651
Total common stocks (cost—$353,023,986)		448,335,225
Investment companies—0.91%
iShares Russell 2000 Growth Index Fund[1]	14,553	1,326,797
iShares Russell Midcap Growth Index Fund[1]	49,264	2,927,267
Total Investment companies (cost—$4,407,717)		4,254,064
	Face amount
Repurchase agreement—3.09%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $71,997 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $10,348,190 US Treasury Bills, zero coupon due 08/04/11 and $4,081,302 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$14,760,576); proceeds: $14,471,012 (cost—$14,471,000)	$14,471,000	14,471,000

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Investment of cash collateral from securities loaned—8.65%
Money market fund—8.65%
UBS Private Money Market Fund LLC[2] (cost—$40,533,810)	40,533,810	$40,533,810
Total investments (cost—$412,436,513)— 108.33%		507,594,099
Liabilities in excess of other assets—(8.33)%		(39,024,670)
Net assets—100.00%		$468,569,429

Aggregate cost for federal income tax purposes was $415,263,472; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$107,747,117
Gross unrealized depreciation	(15,416,490)
Net unrealized appreciation	$92,330,627

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2011.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$49,573,183	$281,170,719	$290,210,092	$40,533,810	$25,086

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$448,335,225	$—	$—	$448,335,225
Investment companies	4,254,064	—	—	4,254,064
Repurchase agreement	—	14,471,000	—	14,471,000
Investment of cash collateral from securities loaned	—	40,533,810	—	40,533,810
Total	$452,589,289	$55,004,810	$—	$507,594,099

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2011

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	96.4%
Canada	1.5
Cayman Islands	0.7
British Virgin Islands	0.5
Bermuda	0.4
Switzerland	0.3
Netherlands	0.2
Total	100.0%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 16.79%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 14.48%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 17.17%, and the Lipper International Large-Cap Core Funds category posted a median return of 16.77%. (Please note that while all of the Sub-Advisors outperformed the benchmark on a gross of fees basis, the Fund as a whole underperformed net of fees, as reported here, largely because fees and expenses that are embedded in the Fund are not embedded in the benchmark. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 146. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Martin Currie

Our portion of the Portfolio outperformed the benchmark during the reporting period. On a regional level, our Asia ex-Japan holdings made the biggest positive contribution to returns, followed by our European positions. Conversely, our allocation to emerging markets equities, which aren't represented in the benchmark, was detrimental to returns over the period, as our emerging markets holdings underperformed due to concerns regarding inflation and central bank monetary tightening. Our Japanese holdings also detracted overall, although this was somewhat offset by our underweight position in what was a lagging region. On a sector level, our holdings in utilities, materials, energy, and especially consumer discretionary, did well. Consumer discretionary represents our largest sector overweight versus the benchmark, and we benefited from the robust performance of the sector, as well as from strong stock selection within it.

In terms of individual stocks, the best performer by far was Macao casino operator SJM Holdings Ltd., whose revenues continued to reflect the increasing disposable income of the

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"),

Mondrian Investment Partners Limited

("Mondrian") and J.P. Morgan Investment

Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: James Fairweather;

Mondrian: Elizabeth A. Desmond, Nigel G. May, Emma R. E. Lewis and Russell J. Mackie;

J.P. Morgan: International REI Segment—Beltran Lastra and Jaco Venter; EAFE Opportunities Segment—Jeroen Huysinga

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool.

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PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

Asian consumer. The next best performer was French oil services company Technip SA, as the rising price of oil increased projected spending by oil companies. As global car production continued to grow, UK-listed engineer GKN PLC performed particularly well. Our holding in Italian luxury goods company Bulgari was another standout, with LVMH buying the company at a premium of almost 60% in March 2011. Elsewhere, the continued strong operating performance of Brazilian telecommunication operator TIM Brasil was rewarded by earnings upgrades from analysts and impressive share price appreciation.

The main detractor from relative performance was Barclays PLC. In a weak period for European financials in general, it suffered from concerns about profits at its investment bank, Barclays Capital, and the possible impact of tighter regulatory capital requirements. Our holding in financial company Credit Suisse Group also hurt our results. Other prominent negative contributors included two consumer discretionary stocks: Sony Corp. and Panasonic. The fall in Sony's share price was linked to the theft of user information by computer hackers. Panasonic was badly affected by the Japanese earthquake. Our investment thesis was predicated on the company's restructuring of its TV business and synergies from the Sanyo Electric acquisition; neither of these outcomes looks likely in the next 18 months. Dutch electronics giant Philips has also been suffering from falling margins in the difficult TV market. Of these stocks, we have sold Panasonic and Philips, but we maintain our positions in Barclays, Credit Suisse and Sony.

JPMorgan (International REI)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Regionally, Europe contributed to performance, while the Pacific Rim detracted from results. At the sector level, stock selection in basic industries and banks and finance added the most value, while transport services and consumer cyclical and energy hurt our performance.

At the stock level, Rhodia, the French specialty chemical company, was the largest contributor to performance, as it was acquired by Solvay, a Belgian chemical firm. After taking profits, we decided to sell Rhodia for Solvay. Solvay reported higher-than-expected earnings during the first quarter of 2011, and received the 'go-ahead' from French regulators for its planned takeover of Rhodia. Solvay also raised prices and boosted production of its most profitable polymers. Additionally, we view the merger favorably, especially since ex-

Investment process (continued)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages two separate segments of the Portfolio's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the Portfolio's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the Portfolio's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings

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PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – continued

Rhodia executives, whom we have a positive view of, will occupy senior positions in the combined company.

On the downside, Shiseido, a Japanese consumer goods company, detracted from results. Its domestic sales have struggled and overseas business has not compensated to the extent that we originally anticipated. We decided to sell out of the position at the beginning of April 2011.

Our portion of the Portfolio used derivatives in the form of currency forwards and futures. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations versus the benchmark, where practical, for the purposes of risk management. Derivatives are not used as a source of generating incremental performance (alpha). Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used by us for the efficient management of cash flows, subject to regulatory guidelines.

JPMorgan (EAFE Opportunities)

For the period from November 8, 2010, when we began managing a portion of the Portfolio, through July 31, 2011, we outperformed the benchmark. At the regional level, Japan and Canada contributed to performance, while our emerging markets equities and Pacific Rim exposures detracted from results. Sector-wise, stock selection in basic industries and utilities added value, while health care, banks and finance hurt performance.

At the stock level, First Quantum Minerals Ltd., a Canadian mining company, was the largest contributor for the period. The stock has performed well due to continued strength in commodity prices and ongoing progress in terms of the company's own projects. Despite losing its rights to its operations in the Congo, we feel that the company remains one of the most exciting mid-cap mining stocks, possessing a huge pipeline of near-term development prospects and a substantial net cash position. Additionally, First Quantum Minerals has four development projects underway and, despite plans to spend $3.6 billion over the next four years, it does not anticipate that it will need to resort to debt financing.

On the downside, Huabao International Holdings Ltd., a Chinese maker of flavorings and fragrances, detracted from results. Having risen sharply in 2010, the stock pulled back in early 2011. Part of that decline can be attributed to a general sluggishness in emerging markets stocks. The asset class lagged the developed markets in the first quarter of 2011, as policy makers throughout much of the emerging market world continue to tighten in a bid to preempt inflationary pressures. In addition, producers of flavors and fragrances faced a number of headwinds in the form of higher input prices and an expected slowdown in sales growth. Strong pricing power, however, provides Huabao with some degree of protection from these headwinds.

Our portion of the Portfolio used derivatives in the form of currency forwards and futures. Derivatives are only used for the efficient management of cash flow and to reduce currency deviations versus the benchmark, where

Investment process (concluded)

and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the Portfolio's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

PACE Select Advisors Trust

PACE International Equity Investments

Sub-Advisors' comments – concluded

practical, for the purposes of risk management. Derivatives are not used as a source of generating incremental performance (alpha). Exchange traded equity futures can be used to gain or reduce exposure to a market quickly and cheaply and, as such, are used by us for the efficient management of cash flows, subject to regulatory guidelines.

Mondrian

Our portion of the Portfolio performed largely in line with the benchmark during the reporting period. The overall impact of country allocation was neutral to performance over the fiscal year. In Europe, returns were supported by our overweight position in France. Having no exposure to Greece was also rewarded, as its market sold off sharply during the reporting period. These positive impacts were partially offset by an underweight to the strongly performing German market. In the Asia Pacific region, Japan was the worst performing equity market in the benchmark. Its weak performance in 2010 was compounded by the natural disaster that devastated north-east Japan in March 2011. Our underweight position in Japan was positive for returns, as was stock selection within the country. We also benefited strongly from our non-benchmark position in Taiwan, through Taiwan Semiconductor Manufacturing Co.

Overall, stock selection added to performance over the period. In Europe, stock selection in Spain and the UK was positive for returns, but this was more than offset by weak stock selection in Germany, France and Italy. Within the Asian region, stock selection was strong in Japan and Singapore. In terms of sector positioning, overweight positions in the health care, energy and telecommunications sectors, and an underweight in the financial sector were positive for returns. This was offset by the underweight positions in the more cyclical sectors, such as materials, consumer discretionary and industrials.

During the reporting period, non-US dollar currencies appreciated against the US dollar, adding to international equity returns for US dollar-based investors. In particular, the Swiss franc appreciated substantially against the US dollar. In Asia, currencies were similarly strong with the Australian and New Zealand dollars rising sharply against the US dollar. During February 2011, we initiated a partial hedge of our Australian dollar exposure. Additionally, in June 2011, we initiated a hedge of our Swiss franc exposure. This hedging is undertaken using three month forward currency contracts. We have chosen to hedge these currencies as our analysis shows that these are significantly overvalued and we wish to protect the value of the underlying investment in these markets.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	16.37%	(0.68)%	4.20%
maximum sales charge	Class B2	15.81%	(1.53)%	3.59%[6]
or PACE Select	Class C3	15.57%	(1.50)%	3.35%
program fee	Class Y4	16.65%	(0.34)%	4.59%
	Class P5	16.79%	(0.42)%	4.48%
After deducting	Class A1	9.99%	(1.80)%	3.62%
maximum sales charge	Class B2	10.81%	(1.84)%	3.59%[6]
or PACE Select	Class C3	14.57%	(1.50)%	3.35%
program fee	Class P5	14.48%	(2.40)%	2.41%
MSCI EAFE Index (net)[7]		17.17%	0.95%	5.69%
Lipper International Large-Cap Core Funds median		16.77%	0.82%	4.94%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 23.76%; 5-year period, (1.22)%; 10-year period, 3.48%; Class B—1-year period, 25.07%; 5-year period, (1.32)%; 10-year period, 3.45%; Class C—1-year period, 28.92%; 5-year period, (0.92)%; 10-year period, 3.20%; Class Y—1-year period, 31.30%; 5-year period, 0.25%; 10-year period, 4.44%; Class P—1-year period, 28.67%; 5-year period, (1.83)%; 10-year period, 2.27%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.43% and 1.43%; Class B—2.59% and 2.30%; Class C—2.26% and 2.26%; Class Y—1.10% and 1.10%; and Class P—1.18% and 1.18%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class B—2.30%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select  program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$908.6
Number of holdings	293
Portfolio composition[1]	07/31/11
Common stocks, preferred stocks and rights	94.8%
ADRs and GDRs	2.9
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Regional allocation (equity investments)[1]	07/31/11
Europe and European territories	64.8%
Asia	26.6
Oceania	4.6
The Americas	0.9
Russia	0.5
Africa	0.3
Total	97.7%
Top five countries (equity investments)[1]	07/31/11
United Kingdom	21.7%
Japan	19.8
France	10.9
Germany	8.3
Switzerland	6.9
Total	67.6%
Top five sectors[1]	07/31/11
Financials	19.4%
Consumer discretionary	12.2
Health care	11.0
Consumer staples	10.7
Industrials	10.4
Total	63.7%

Top ten equity holdings[1]	07/31/11
Sanofi SA	2.3%
Novartis AG	2.2
Royal Dutch Shell PLC, A Shares, Netherlands Exchange	1.6
GlaxoSmithKline PLC	1.6
Vodafone Group PLC	1.6
ING Groep N.V.	1.4
Compass Group PLC	1.3
BG Group PLC	1.2
BP PLC	1.1
Total SA	1.1
Total	15.4%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 227.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2011

Common stocks

Aerospace & defense	0.68%
Airlines	0.06
Auto components	1.18
Automobiles	2.56
Beverages	1.92
Biotechnology	0.01
Building products	0.94
Capital markets	1.30
Chemicals	2.47
Commercial banks	9.31
Commercial services & supplies	0.20
Communications equipment	0.41
Computers & peripherals	0.85
Construction & engineering	0.52
Construction materials	0.16
Containers & packaging	0.49
Distributors	0.07
Diversified consumer services	0.08
Diversified financial services	1.94
Diversified telecommunication services	4.76
Electric utilities	1.42
Electrical equipment	2.48
Electronic equipment, instruments & components	0.76
Energy equipment & services	1.05
Food & staples retailing	3.50
Food products	2.22
Gas utilities	0.66
Health care equipment & supplies	0.26
Health care providers & services	0.39
Hotels, restaurants & leisure	2.59
Household durables	1.17
Independent power producers & energy traders	0.05
Industrial conglomerates	1.54
Insurance	5.01
IT services	0.13
Machinery	1.11

Common stocks—(concluded)

Marine	0.05%
Media	2.07
Metals & mining	3.50
Multiline retail	0.43
Multi-utilities	1.43
Office electronics	0.97
Oil, gas & consumable fuels	8.87
Paper & forest products	0.31
Personal products	1.27
Pharmaceuticals	10.38
Professional services	0.82
Real estate investment trusts	0.19
Real estate management & development	1.61
Road & rail	0.32
Semiconductors & semiconductor equipment	1.75
Software	0.61
Specialty retail	0.16
Textiles, apparel & luxury goods	1.49
Tobacco	1.15
Trading companies & distributors	1.28
Transportation infrastructure	0.45
Wireless telecommunication services	3.32
Total common stocks	96.68

Preferred stocks

Automobiles	0.44
Household products	0.58
Total preferred stocks	1.02

Rights

Electric utilities	0.02
Repurchase agreement	1.64
Investment of cash collateral from securities loaned	2.66
Liabilities in excess of other assets	(2.02)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—96.68%
Australia—4.58%
AGL Energy Ltd.	54,282	$845,615
Amcor Ltd.	579,437	4,482,406
AMP Ltd.	822,705	4,115,701
Australia & New Zealand Banking Group Ltd.	62,183	1,420,537
BHP Billiton Ltd.	53,361	2,440,976
Commonwealth Bank of Australia	15,510	838,327
Dexus Property Group	590,026	560,172
Incitec Pivot Ltd.	689,243	2,992,021
Macquarie Group Ltd.	29,264	884,972
National Australia Bank Ltd.	47,955	1,262,129
Newcrest Mining Ltd.	82,096	3,562,041
QBE Insurance Group Ltd.	333,516	6,000,543
Rio Tinto Ltd.	16,260	1,424,409
Stockland	198,877	665,377
Telstra Corp. Ltd.	1,880,688	6,173,957
Treasury Wine Estates Ltd.1,*	49,357	186,151
Wesfarmers Ltd.	32,499	1,045,397
Westfield Group	61,013	532,898
Westpac Banking Corp.	68,263	1,528,488
Woodside Petroleum Ltd.	15,695	661,407
Total Australia common stocks		41,623,524
Austria—0.15%
Erste Group Bank AG	20,777	990,566
Intercell AG*	28,000	112,758
Palfinger AG	8,438	276,874
Total Austria common stocks		1,380,198
Belgium—0.73%
Ageas STRIP VVPR2,*	151,262	217
Anheuser-Busch InBev N.V.	7,817	450,535
KBC GROEP N.V.	57,403	2,017,197
Nyrstar*	54,019	714,804
Solvay SA	22,911	3,447,311
Total Belgium common stocks		6,630,064
Bermuda—0.42%
Huabao International Holdings Ltd.	446,000	376,643
Jardine Matheson Holdings Ltd.[1]	60,000	3,439,264
Total Bermuda common stocks		3,815,907
Brazil—0.51%
Tim Participacoes SA, ADR	92,200	4,613,688
Canada—0.40%
First Quantum Minerals Ltd.	15,793	2,189,482
Kinross Gold Corp.	90,338	1,474,983
Total Canada common stocks		3,664,465
Cayman Islands—0.50%
China Resources Land Ltd.	562,000	1,106,868
Hengan International Group Co. Ltd.	118,500	1,031,728
Mindray Medical International Ltd., ADR[1]	88,100	2,385,748
Total Cayman Islands common stocks		4,524,344

	Number of shares	Value
Common stocks—(Continued)
Denmark—0.36%
Carlsberg A/S, Class B	20,448	$2,010,661
Danske Bank A/S*	29,746	575,863
Novo-Nordisk A/S, Class B	5,843	715,471
Total Denmark common stocks		3,301,995
Finland—0.54%
Nokia Oyj	62,388	361,023
Nokian Renkaat Oyj	12,236	573,230
Outokumpu Oyj[1]	40,656	432,708
Sampo Oyj, A Shares	31,406	954,973
Stora Enso Oyj, R Shares	163,926	1,406,021
UPM-Kymmene Oyj	77,419	1,207,400
Total Finland common stocks		4,935,355
France—10.92%
Air Liquide SA	23,050	3,158,752
Alcatel-Lucent1,*	66,020	265,963
Alstom SA	12,470	654,275
Atos Origin SA	14,901	818,647
BNP Paribas	131,787	8,520,037
Bouygues SA	22,403	844,212
Carrefour SA	146,474	4,299,199
Cie de Saint-Gobain	64,747	3,728,248
France Telecom SA	374,622	7,736,837
GDF Suez, STRIP VVPR2,*	23,226	33
Imerys SA	8,236	564,127
L'Oreal SA	27,123	3,253,454
Lafarge SA1	12,803	683,249
Pernod Ricard SA	23,685	2,339,893
PPR	21,288	3,921,775
Safran SA	79,951	3,308,561
Sanofi SA1	267,002	20,726,881
Schneider Electric SA	61,399	8,847,907
Societe Generale SA	50,788	2,505,891
Sodexo	31,941	2,435,772
Suez Environnement Co.	121,689	2,250,586
Technip SA	40,449	4,408,932
Total SA	186,687	10,062,404
Vinci SA	67,390	3,893,752
Total France common stocks		99,229,387
Germany—7.25%
Adidas AG	85,744	6,371,337
Aixtron AG1	109,184	2,949,238
Allianz SE	24,742	3,235,333
BASF SE	20,989	1,905,408
Bayer AG	73,871	5,934,533
Bayerische Motoren Werke (BMW) AG	14,908	1,494,764
Brenntag AG	7,130	727,219
Commerzbank AG*	163,869	622,479
Continental AG*	8,045	803,121
Daimler AG	106,624	7,757,455
Deutsche Bank AG	12,480	687,886
Deutsche Boerse AG*	37,790	2,789,882
Deutsche Telekom AG	465,122	7,243,409

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Germany—(Concluded)
E.ON AG	57,588	$1,589,647
Fresenius Medical Care AG & Co. KGaA	45,800	3,512,849
Hamburger Hafen und Logistik AG (HHLA)[1]	13,299	530,536
HeidelbergCement AG	3,408	187,522
Infineon Technologies AG	147,676	1,481,458
Lanxess AG	9,157	738,464
RWE AG	125,381	6,580,038
SAP AG	6,715	420,892
Siemens AG	64,350	8,260,036
Total Germany common stocks		65,823,506
Guernsey—0.05%
Resolution Ltd.	101,431	457,692
Hong Kong—2.32%
AIA Group Ltd.*	1,161,200	4,259,172
China Merchants Holdings International Co. Ltd.	908,000	3,216,945
China Overseas Land & Investment Ltd.	708,000	1,596,988
Hang Lung Properties Ltd.	430,000	1,594,408
Hang Seng Bank Ltd.	30,300	475,649
Henderson Land Development Co. Ltd.	527,500	3,336,461
Hutchison Whampoa Ltd.	98,000	1,139,938
SJM Holdings Ltd.	1,638,700	4,143,665
Sun Hung Kai Properties Ltd.	84,000	1,275,394
Total Hong Kong common stocks		21,038,620
Indonesia—0.14%
PT Perusahaan Gas Negara	2,743,500	1,280,260
Ireland—0.07%
Paddy Power PLC	13,213	644,216
Isle of Man—0.08%
Genting Singapore PLC*	473,000	744,089
Israel—1.20%
Check Point Software Technologies Ltd.*	51,200	2,951,680
Teva Pharmaceutical Industries Ltd., ADR	169,775	7,918,306
Total Israel common stocks		10,869,986
Italy—2.30%
Enel SpA	625,160	3,589,163
ENI SpA	309,716	6,715,080
Intesa Sanpaolo SpA EURO 52	2,564,835	5,921,392
Snam Rete Gas SpA	649,987	3,752,684
Telecom Italia SpA	171,930	215,811
UniCredito Italiano SpA	404,397	718,436
Total Italy common stocks		20,912,566
Japan—19.81%
Ajinomoto Co., Inc.	55,000	680,932
Amada Co. Ltd.	111,000	862,546
Asahi Group Holdings Ltd.	38,200	808,817
Astellas Pharma, Inc.	228,600	8,888,469
Benesse Corp.	17,200	744,775

	Number of shares	Value
Common stocks—(Continued)
Japan—(Continued)
Bridgestone Corp.	227,600	$5,669,577
Canon, Inc.	180,900	8,797,286
Capcom Co. Ltd.[1]	38,000	994,587
Dai-ichi Life Insurance Co. Ltd.	3,615	5,114,306
Daito Trust Construction Co. Ltd.	7,900	760,409
Daiwa House Industry Co. Ltd.	56,000	753,825
DIC Corp.	192,000	448,198
East Japan Railway Co.	45,400	2,852,015
Electric Power Development Co. Ltd.[1]	17,700	466,613
FUJIFILM Holdings Corp.	106,500	3,223,587
Fujitsu Ltd.	275,900	1,625,326
Hisamitsu Pharmaceutical Co., Inc.	11,400	497,684
Hokuhoku Financial Group, Inc.	182,000	380,338
Hoya Corp.	46,100	1,121,381
Inpex Corp.	580	4,502,091
Japan Tobacco, Inc.	901	4,101,959
JFE Holdings, Inc.	51,500	1,402,918
JS Group Corp.	53,200	1,333,295
JX Holdings, Inc.	488,100	3,525,627
Kao Corp.	256,300	7,253,753
KDDI Corp.	756	5,624,964
Kirin Holdings Co. Ltd.	345,900	5,090,194
Komatsu Ltd.	18,300	570,971
Minebea Co. Ltd.	95,000	484,142
Mitsubishi Electric Corp.	305,900	3,612,085
Mitsubishi Heavy Industries Ltd.	406,000	1,896,061
Mitsubishi Logistics Corp.	28,000	322,743
Mitsubishi UFJ Financial Group, Inc. (MUFG)	986,100	5,012,994
Mitsui & Co. Ltd.	425,600	8,030,774
Mitsui Fudosan Co. Ltd.	193,700	3,690,373
Nintendo Co. Ltd.	1,800	287,008
Nippon Express Co. Ltd.	300	1,324
Nippon Sheet Glass Co. Ltd.[1]	1,087,300	3,470,636
Nippon Telegraph & Telephone Corp. (NTT)	60,000	2,964,349
Nissan Motor Co. Ltd.	350,700	3,752,654
Nitto Denko Corp.	17,000	819,873
NTT DoCoMo, Inc.	2,699	4,957,091
ORIX Corp.[1]	20,530	2,220,669
Otsuka Corp.	5,700	378,744
Otsuka Holdings Co. Ltd.	17,800	491,469
Sapporo Hokuyo Holdings, Inc.	197,800	854,767
Seiko Epson Corp.	44,000	750,675
Sekisui House Ltd.[1]	360,200	3,445,050
Seven & I Holdings Co. Ltd.	303,700	8,650,095
Shin-Etsu Chemical Co. Ltd.	23,600	1,275,026
Softbank Corp.[1]	23,500	917,105
Sony Corp.	130,200	3,287,356
Sumitomo Corp.	119,600	1,693,720
Sumitomo Heavy Industries Ltd.	52,000	366,490
Sumitomo Metal Mining Co. Ltd.	38,000	673,643
Sumitomo Mitsui Financial Group, Inc.	100,032	3,157,957
Sumitomo Mitsui Trust Holdings, Inc.	208,000	766,117
Sundrug Co. Ltd.	17,900	576,632

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Suzuki Motor Corp.	182,000	$4,227,018
Takashimaya Co. Ltd.	700	5,222
Takeda Pharmaceutical Co. Ltd.	177,900	8,500,260
The Bank of Yokohama Ltd.	689,500	3,383,155
The Nishi-Nippon City Bank Ltd.	177,000	543,544
Tokio Marine Holdings, Inc.	200,700	5,922,061
Tokyo Gas Co. Ltd.	193,000	920,710
Toshiba Corp.	213,000	1,110,226
Toyota Motor Corp.	146,607	6,000,277
Trend Micro, Inc.	29,100	912,974
Ube Industries Ltd.	286,000	971,979
Yamada Denki Co. Ltd.	6,870	548,096
Total Japan common stocks		179,949,587
Jersey—1.67%
Experian PLC	475,036	6,227,971
Glencore International PLC*	105,606	818,991
Petrofac Ltd.	209,685	4,789,212
Shire Ltd.	96,616	3,345,990
Total Jersey common stocks		15,182,164
Luxembourg—0.73%
ArcelorMittal	28,404	882,865
SES SA	210,725	5,696,091
Total Luxembourg common stocks		6,578,956
Netherlands—4.79%
ASML Holding N.V.	30,853	1,096,941
European Aeronautic Defense and Space Co. N.V.	60,515	2,090,383
Gemalto N.V.[1]	88,798	4,221,204
Heineken N.V.	87,800	5,188,934
ING Groep N.V.*	1,179,237	12,615,604
Koninklijke Ahold N.V.	466,179	6,201,691
Koninklijke (Royal) KPN N.V.[1]	190,212	2,715,133
Reed Elsevier N.V.	338,393	4,500,992
STMicroelectronics N.V.	22,495	176,533
Unilever N.V.	143,582	4,668,753
X5 Retail Group N.V., GDR3,*	1,000	41,274
Total Netherlands common stocks		43,517,442
Norway—0.79%
DnB NOR ASA	420,619	6,106,062
Norske Skogindustrier ASA*	157,762	233,722
Petroleum Geo-Services ASA*	22,397	361,903
Telenor ASA	27,172	453,064
Total Norway common stocks		7,154,751
Portugal—0.12%
Jeronimo Martins, SGPS SA	56,458	1,102,089
Russia—0.45%
Gazprom OAO, ADR*	277,410	4,066,831
Singapore—1.88%
CapitaLand Ltd.	212,000	509,002
Oversea-Chinese Banking Corp. Ltd.	567,000	4,672,955

	Number of shares	Value
Common stocks—(Continued)
Singapore—(Concluded)
Singapore Airlines Ltd.[1]	48,740	$573,713
Singapore Telecommunications Ltd.[1]	2,219,320	6,170,160
United Overseas Bank Ltd.	305,420	5,188,855
Total Singapore common stocks		17,114,685
South Africa—0.31%
Harmony Gold Mining Co. Ltd.	210,288	2,851,951
South Korea—0.64%
Samsung Electronics Co. Ltd.	2,660	2,125,982
Samsung Electronics Co. Ltd., GDR[3]	9,327	3,713,079
Total South Korea common stocks		5,839,061
Spain—2.67%
Banco Bilbao Vizcaya Argentaria SA	244,313	2,555,891
Banco Santander SA1	408,613	4,263,942
Distribuidora Internacional de Alimentacion SA1,*	146,474	620,882
Iberdrola SA	948,575	7,691,751
Industria de Diseno Textil SA (Inditex)	9,636	870,140
Telefonica SA	369,016	8,232,738
Total Spain common stocks		24,235,344
Sweden—1.02%
Atlas Copco AB, A Shares	188,910	4,442,818
Nordea Bank AB	102,214	1,084,130
Tele2 AB, B Shares	27,396	581,642
Telefonaktiebolaget LM Ericsson, B Shares	249,806	3,125,381
Total Sweden common stocks		9,233,971
Switzerland—6.94%
ABB Ltd.*	393,937	9,419,129
Compagnie Financiere Richemont SA, A Shares	99,821	6,419,336
Credit Suisse Group*	242,480	8,729,940
Georg Fischer AG*	967	511,858
Kuehne & Nagel International AG	3,469	481,674
Nestle SA	42,862	2,726,631
Novartis AG	322,142	19,748,133
Roche Holding AG	11,503	2,061,881
SGS SA	638	1,236,469
Syngenta AG*	13,091	4,175,013
Zurich Financial Services AG*	31,847	7,557,985
Total Switzerland common stocks		63,068,049
Taiwan—0.63%
HON HAI Precision Industry Co. Ltd., GDR[4]	5,809	32,909
HON HAI Precision Industry Co. Ltd., GDR[5]	233,200	1,317,438
Taiwan Semiconductor Manufacturing Co. Ltd.	707,000	1,765,105
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	212,090	2,621,432
Total Taiwan common stocks		5,736,884

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Concluded)
United Kingdom—21.71%
Aegis Group PLC	318,715	$804,277
Afren PLC*	197,723	452,591
Anglo American PLC	105,401	4,967,074
AstraZeneca PLC	23,950	1,163,697
Barclays PLC	1,036,032	3,774,959
Barratt Developments PLC*	294,229	472,383
BG Group PLC	450,996	10,608,280
BHP Billiton PLC	12,222	459,198
BP PLC	1,351,294	10,158,111
British American Tobacco PLC	137,918	6,356,410
BT Group PLC	222,840	730,309
Burberry Group PLC	30,711	748,929
Cairn Energy PLC*	319,407	1,925,851
Centrica PLC	654,556	3,277,732
Compass Group PLC	1,241,768	11,645,800
Cookson Group PLC	106,157	1,113,052
Domino's Pizza UK & IRL PLC	78,736	646,834
GKN PLC	992,441	3,632,684
GlaxoSmithKline PLC	642,855	14,344,888
HSBC Holdings PLC[6]	34,266	337,153
HSBC Holdings PLC[5]	916,671	8,952,950
Inchcape PLC	101,409	644,356
Intercontinental Hotels Group PLC	167,735	3,302,451
ITV PLC*	903,981	1,031,191
J Sainsbury PLC	146,288	726,958
Johnson Matthey PLC	64,089	2,131,208
Lloyds Banking Group PLC*	4,312,579	3,053,266
Man Group PLC	405,963	1,472,756
Meggitt PLC	124,648	790,371
Pearson PLC	351,415	6,738,463
Persimmon PLC	455,130	3,423,766
Petropavlovsk PLC	48,558	631,623
Premier Farnell PLC	364,991	1,159,995
Prudential PLC	698,914	7,856,912
Rio Tinto PLC	88,694	6,191,580
Royal Dutch Shell PLC, A Shares[5]	74,988	2,732,359
Royal Dutch Shell PLC, A Shares7,*	398,839	14,671,142
Royal Dutch Shell PLC, B Shares[5]	254,917	9,309,324
SABMiller PLC	37,330	1,393,139
Serco Group PLC	205,636	1,815,367
SIG PLC*	287,098	600,072
Standard Chartered PLC	120,978	3,075,760
Tate & Lyle PLC	397,292	3,955,841
Tesco PLC	1,366,028	8,564,230
The Weir Group PLC	18,976	656,472
Travis Perkins PLC	42,148	606,969
Tullow Oil PLC	58,701	1,176,215
Unilever PLC	255,284	8,156,679
Vodafone Group PLC	4,998,530	14,085,755
Xstrata PLC	34,098	716,454
Total United Kingdom common stocks		197,243,836
Total common stocks (cost—$828,780,437)		878,365,463

	Number of shares	Value
Preferred stocks—1.02%
Germany—1.02%
Henkel AG & Co. KGaA Vorzug	78,785	$5,319,843
Volkswagen AG	19,914	3,979,195
Total preferred stocks (cost—$7,792,156)		9,299,038
	Number of rights
Rights*—0.02%
Spain—0.02%
Iberdrola SA, expires 08/02/11 (cost—$197,234)	904,020	194,848
	Face amount
Repurchase agreement—1.64%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $73,962 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $10,630,653 US Treasury Bills, zero coupon due 08/04/11 and $4,192,706 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$15,163,480); proceeds: $14,866,012 (cost—$14,866,000)	$14,866,000	14,866,000
	Number of shares
Investment of cash collateral from securities loaned—2.66%
Money market fund—2.66%
UBS Private Money Market Fund LLC[8] (cost—$24,172,469)	24,172,469	24,172,469
Total investments (cost—$875,808,296)— 102.02%		926,897,818
Liabilities in excess of other assets—(2.02)%		(18,334,723)
Net assets—100.00%		$908,563,095

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2011

Aggregate cost for federal income tax purposes was $885,710,169; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$87,970,349
Gross unrealized depreciation	(46,782,700)
Net unrealized appreciation	$41,187,649

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2011.

2  Illiquid securities representing 0.00% of net assets as of July 31, 2011.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.41% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the over-the-counter ("OTC") Market.

5  Security is traded on the London Exchange.

6  Security is traded on the Hong Kong Exchange.

7  Security is traded on the Netherlands Exchange.

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$37,141,889	$536,708,217	$549,677,637	$24,172,469	$18,648

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
9	AUD	ASX SPI 200 Index Futures	September 2011	$1,113,635	$1,081,781	$(31,854)
132	EUR	DJ Euro Stoxx 50 Index Futures	September 2011	5,196,612	5,072,152	(124,460)
38	GBP	FTSE 100 Index Futures	September 2011	3,600,313	3,608,196	7,883
11	JPY	TOPIX Index Futures	September 2011	1,157,696	1,198,471	40,775
				$11,068,256	$10,960,600	$(107,656)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Barclays Bank PLC	EUR	649,507	USD	932,129	10/12/11	$443
Barclays Bank PLC	GBP	637,000	USD	1,018,126	10/12/11	(26,693)
Barclays Bank PLC	USD	3,752,543	SEK	23,641,300	09/21/11	(4,859)
BNP Paribas SA	EUR	322,167	USD	459,229	09/21/11	(3,156)
BNP Paribas SA	JPY	68,671,984	USD	848,853	10/12/11	(43,912)
BNP Paribas SA	USD	16,306,957	AUD	15,588,797	09/21/11	713,335
BNP Paribas SA	USD	3,948,786	CHF	3,323,848	09/21/11	277,536
BNP Paribas SA	USD	3,105,258	HKD	24,156,100	10/12/11	(4,431)
Citibank N.A.	AUD	181,199	USD	192,315	10/12/11	(4,998)
Citibank N.A.	USD	535,051	EUR	381,997	09/21/11	13,204
Citibank N.A.	USD	857,231	HKD	6,669,125	09/21/11	(1,262)
Credit Suisse London Branch	EUR	8,084,240	USD	11,674,774	09/21/11	71,996

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Credit Suisse London Branch	USD	1,092,414	JPY	88,719,319	09/21/11	$60,726
Credit Suisse London Branch	USD	818,201	GBP	510,897	09/21/11	19,970
Credit Suisse London Branch	USD	2,617,681	CHF	2,203,747	10/12/11	185,244
HSBC Bank PLC	EUR	1,060,895	USD	1,510,189	09/21/11	(12,443)
HSBC Bank PLC	GBP	5,369,669	USD	8,736,859	09/21/11	(72,555)
HSBC Bank PLC	HKD	19,195,342	USD	2,467,745	09/21/11	4,062
HSBC Bank PLC	USD	690,368	GBP	423,223	09/21/11	3,966
HSBC Bank PLC	USD	3,703,531	JPY	296,858,782	09/21/11	154,926
HSBC Bank PLC	USD	2,388,088	SGD	2,939,671	09/21/11	53,559
Merrill Lynch International Bank Ltd.	EUR	158,921	USD	226,782	10/12/11	(1,182)
Royal Bank of Canada	EUR	130,000	USD	183,758	09/21/11	(2,823)
Royal Bank of Canada	GBP	1,537,872	USD	2,454,202	10/12/11	(68,243)
Royal Bank of Scotland PLC	USD	1,680,181	SEK	10,721,636	10/12/11	17,478
State Street Bank & Trust Co.	AUD	11,953,500	USD	13,042,703	10/31/11	57,364
State Street Bank & Trust Co.	CHF	3,818,500	USD	4,538,647	09/30/11	(317,251)
Westpac Banking Corp.	CAD	2,995,610	USD	3,068,942	09/21/11	(62,908)
Westpac Banking Corp.	EUR	458,300	HKD	5,048,605	09/21/11	(9,790)
Westpac Banking Corp.	JPY	68,747,656	EUR	586,428	09/21/11	(51,894)
Westpac Banking Corp.	USD	1,277,885	EUR	903,120	09/21/11	18,304
						$963,713

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$47,301,436	$831,064,027	$—	$878,365,463
Preferred stocks	—	9,299,038	—	9,299,038
Rights	—	194,848	—	194,848
Repurchase agreement	—	14,866,000	—	14,866,000
Investment of cash collateral from securities loaned	—	24,172,469	—	24,172,469
Futures contracts, net	—	(107,656)	—	(107,656)
Forward foreign currency contracts, net	—	963,713	—	963,713
Total	$47,301,436	$880,452,439	$—	$927,753,875
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 14.04%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 11.78%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") returned 17.79%, and the Lipper Emerging Markets Funds category posted a median return of 15.65%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 160. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Market and currency selection detracted from performance, primarily due to the impact of our underweight to Korea and an overweight to Turkey. These effects were partially offset by stock selection, particularly in Brazil and Taiwan. From a sector perspective, good positioning in the consumer staples and stock selection in the energy and information technology sectors benefited our portion of the Portfolio. However, this was partly offset by the impact of an underweight in materials.

In Asia, we benefited from our overweights to Thailand and Indonesia and an underweight to India. However, weak performance from our holdings in the Indian financial sector offset these gains. An underweight and poor stock selection in Korea weighed on relative returns, as the market was led higher by the cyclical automobile, chemicals and engineering sectors where we had limited exposure. These sectors recorded strong returns as tentative signs of recovery in the global economy drove demand higher. In addition, the devastating earthquake and tsunami in Japan led to disruption from competing manufacturers. Stock selection in Taiwan was strong as holdings in President Chainstore, Chunghwa Telecom Co. Ltd. and HTC Corp. performed well, leading to the complete sale of HTC during the period as the stock price approached our price objective.

In Latin America, we benefited from good stock selection in Brazil, where a zero weighting in Petrobras and strong

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust – PACE
International Emerging Markets
Equity Investments

Investment Sub-Advisors:

Mondrian Investment Partners Limited ("Mondrian"),

Delaware Management Company ("Delaware") and

Pzena Investment Management, LLC ("Pzena")

William Blair & Company L.L.C.
("William Blair")

Gartmore Global Partners ("Gartmore"), until March 22, 2011

Portfolio Managers:

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Delaware: Liu-Er Chen

Pzena: Allison Fisch, Caroline Cai and John P. Goetz

William Blair: Todd M. McClone and Jeffrey A. Urbina

Gartmore: Christopher Palmer

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

performance from holdings in the utility sector, port operator Santos Brasil Participacoes, SA, toll road operator Companhia de Concessoes Rodoviarias (CCR) and global brewer Companhia de Bebidas das Americas (AmBev) all added to relative returns.

In Europe, we were negatively impacted by an overweight to Turkey and underweight to Russia. This was offset by stock selection, as the energy companies LUKOIL, ADR and Tupras-Turkiye Petrol Rafinerileri A.S. and the Turkish auto manufacturer Tofas Turk Otomobil Fabrikasi A.S. all outperformed. In Africa, the strong performance of South African stocks Sasol Ltd. and Tiger Brands Ltd. was offset by weak performance of the Egyptian telecommunication stocks MobiNil and Orascom Telecom. We sold Orascom Telecom during the fiscal year to pursue other opportunities.

Delaware

For the period from November 4, 2010, when we began managing a portion of the Portfolio, through July 31, 2011, we underperformed the benchmark. Information technology was a key detractor from performance. Yahoo!, Inc. was notably weak due to negative sentiment surrounding its investment in Alibaba Group, a Chinese Internet company. An ownership dispute concerning one of Alibaba's subsidiaries, Alipay, raised questions about the value of this asset to Yahoo. We believe that Yahoo remains significantly undervalued and provides attractive exposure to the growing Chinese Internet market. MEMC Electronic Materials, Inc. also underperformed, as oversupply in the solar energy sector exerted downward pricing pressure throughout the supply chain. Our underweight in the consumer discretionary sector also detracted from relative results. In the materials sector, soft pricing trends and concerns about slowing global growth negatively impacted the performance of our holding in cement company, Cemex SAB de C.V., ADR, as well as pulp company, Fibria Cellulose. We continue to believe that these companies have high asset quality and trade at significant discounts.

Our sector overweight in consumer staples contributed positively to performance. In particular, shares of Lotte Chilsung Beverage Co. Ltd., a Korean beverage firm, rose due to strong performance in its core business and positive news regarding its non-core investments. This outperformance was somewhat offset by our investment in Hypermarcas SA, a Brazilian consumer products company, which declined after reporting disappointing results. Other sources of positive performance included telecommunications and financials. In telecommunications, Brazilian mobile operator Vivo performed well as the market took a favorable view on the company's merger with Telecomunicacoes de Sao Paulo SA, ADR. In

Investment process (continued)

different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Delaware selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks high growth caused by long-term economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current market price is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary;

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

financials, an overall underweight position worked in our favor. Our investments in UEM Land Holdings Bhd, Sberbank and Hong Leong Bank Berhad also contributed positively to relative performance.

We remain disciplined in implementing our investment philosophy and process regardless of short-term market fluctuations. We continue to focus on companies that we believe have sustainable franchises that are trading at significant discounts to our conservative intrinsic value estimates. Currently, our largest sector overweights are in the more traditionally defensive consumer staples and telecommunications sectors. We also have a sector overweight in information technology. We remain underweight in financials, particularly in China, where asset quality remains a concern.

Pzena

For the period from November 4, 2010, when we began managing a portion of the Portfolio, through July 31, 2011, we underperformed the benchmark. Stock selection within the consumer staples and materials sectors were largely responsible for the underperformance. In terms of individual names, Usinas Siderurgicas de Minas Gerais (Usiminas), a Brazilian steel maker, and China Dongxiang Group Co. (a Chinese apparel design and marketing company) were the largest detractors. Usiminas detracted from results, as its margins have been negatively affected by a strong Brazilian currency, increased competition from imports and raw material inflation. We believe that Usiminas will work through these challenges and its share price seems to us to be discounting the company's problems fully. China Dongxiang's share price suffered after the company announced an extraordinary provision related to the reclaiming of unsold inventory. The company also stated that its first half expected results were too optimistic. While this news was unwelcome and clearly represents a near-term headwind for the company, we see it as part of the maturing process of the industry and of China Dongxiang. The company's balance sheet remains extremely strong in a net cash position, and the company is attractively valued in our view. Therefore, we continue to hold these names.

On the positive side, stock selection in utilities and energy were the largest relative contributors. The top contributor, despite the volatility of its share price, was Gazprom, ADR. At the beginning of the period, its share price saw significant appreciation, as energy prices rose and instability in the Middle East and North Africa spread.

While macro concerns continue to dominate both the headlines and investors' thinking, we are finding attractively valued companies with strong balance sheets to include in our portion of the Portfolio.

Investment process (concluded)

(4) management has a viable strategy to generate earnings recovery; and/or (5) there is meaningful downside protection in case the earnings recovery does not materialize.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

Gartmore (until March 22, 2011) seeks to identify companies where it believes the market has underestimated the prospects for earnings potential. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

William Blair

For the period from March 23, 2011, when we began managing a portion of the Portfolio, through July 31, 2011, we outperformed the benchmark. This was due to strong stock selection in consumer discretionary, industrials and materials sectors, along with a significant focus in consumer-related stocks. Our consumer discretionary stock selection was bolstered by strong results and overweights to auto-related companies, coupled with positive performance in specialty retail. Samsung Engineering Co. Ltd., a Korean engineering and construction firm, drove our industrials results as it benefited from strong order flow. United Tractors also performed well due to increased heavy equipment sales guidance. Finally, materials stock selection was additive, due to good results in Asia, with holdings such as Anhui Conch Cement Co., a Chinese cement company, boosting our returns. Stock selection was strong across regions, with particular value added in emerging Asia, as well as in Europe, the Middle East and Africa (EMEA).

Detracting from performance was poor stock selection in the energy, financials and information technology sectors. From a regional perspective, our relative performance was hindered by stock selection and an overweight exposure to Latin America. America Movil, a Mexico-based wireless and fixed telecommunications services company, struggled during the period as it posted weak results.

Gartmore Global Partners (Gartmore Global Partners was acquired by Henderson Global Investors in early April. For purposes of this commentary, the Sub-Adviser will be referenced as Gartmore.)

For the period from August 1, 2010 through March 22, 2011, when we managed a portion of the Portfolio, it outperformed the benchmark. Stock selection in Russia, Brazil and China significantly contributed to returns, as did our underweight stance in South Korea. Conversely, stock selection in Taiwan and Thailand detracted from performance. From a sector perspective, our holdings in materials and consumer staples added the most value, while an underweight in energy detracted from performance.

Individual stocks that made significant contributions to performance included Novatek, Hyundai Heavy, Melfas and Wynn Macau. The Russian natural gas producer Novatek performed strongly, helped by higher energy prices and encouraging earnings. Hyundai Heavy, the world's largest shipbuilder, added value, after Hapag-Lloyd AG increased a container ship order by roughly $754 million. Shares of touch-screen maker Melfas rose as it delivered exemplary annual results in 2010, with profits three times higher than those in 2009. Wynn Macau, the Hong Kong-listed casino unit of Wynn Resorts Ltd., performed well due to rapid profit growth in the third quarter of 2010 and improved prospects going forward.

Stocks that detracted from performance included Gazprom, ADR, Mphasis, Andhra Bank and Pruska Real Estate. Our underweight position in Russian energy giant Gazprom detracted from relative returns, although our holding in gas producer Novatek offset this to some degree. Our position in Mphasis, which provides outsourcing to Hewlett-Packard, detracted following the release of weak first quarter 2011 sales results. Our out-of-benchmark position in Andhra Bank detracted following a strong run in 2010 as investors took profits. Finally, rising interest rates and the possibility of further attempts by the Bank of Thailand to curb property lending negatively impacted homebuilder Pruska Real Estate and we sold the stock from our portion of the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index over the 10 years ended July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	10 years
Before deducting	Class A1	14.01%	8.75%	13.36%
maximum sales charge	Class B2	13.07%	7.85%	12.78%[6]
or PACE Select	Class C3	13.19%	7.94%	12.48%
program fee	Class Y4	14.22%	9.13%	13.76%
	Class P5	14.04%	8.79%	13.47%
After deducting	Class A1	7.73%	7.52%	12.72%
maximum sales charge	Class B2	8.07%	7.63%	12.78%[6]
or PACE Select	Class C3	12.19%	7.94%	12.48%
program fee	Class P5	11.78%	6.64%	11.22%
MSCI Emerging Markets Index[7]		17.79%	11.34%	17.26%
Lipper Emerging Markets Funds median		15.65%	9.09%	15.88%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 20.62%; 5-year period, 8.13%; 10-year period, 11.83%; Class B—1-year period, 21.63%; 5-year period, 8.24%; 10-year period, 11.88%; Class C—1-year period, 25.67%; 5-year period, 8.56%; 10-year period, 11.59%; Class Y—1-year period, 27.92%; 5-year period, 9.74%; 10-year period, 12.86%; Class P—1-year period, 25.14%; 5-year period, 7.23%; 10-year period, 10.34%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.87% and 1.87%; Class B—2.72% and 2.72%; Class C—2.61% and 2.61%; Class Y—1.62% and 1.62%; and Class P—1.85% and 1.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—2.15%; Class B—2.90%; Class C—2.90%; Class Y—1.90%; and Class P—1.90%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

7  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction  of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$308.9
Number of holdings	254
Portfolio composition[1]	07/31/11
Common stocks, preferred stocks and warrants	69.1%
ADRs, ADSs, GDRs NVDRs and SDRs	29.0
Investment company	1.2
Cash equivalents and other assets less liabilities	0.7
Total	100.0%
Regional allocation (equity investments)[1]	07/31/11
Asia	48.5%
The Americas	25.8
Europe and European territories	11.1
Africa	7.1
Russia	5.6
Total	98.1%
Top five countries (equity investments)[1]	07/31/11
Brazil	15.8%
South Korea	12.4
South Africa	7.1
Taiwan	7.0
China	6.7
Total	49.0%
Top five sectors[1]	07/31/11
Financials	22.5%
Information technology	13.3
Consumer staples	12.2
Energy	11.3
Consumer discretionary	9.4
Total	68.7%

Top ten equity holdings[1]	07/31/11
Samsung Electronics Co. Ltd.	2.0%
Industrial & Commercial Bank of China Ltd.	1.7
Gazprom, ADR	1.6
PT Astra International Tbk	1.4
China Mobile Ltd.	1.3
Sasol Ltd.	1.2
China Construction Bank Corp.	1.2
KT&G Corp.	1.2
LUKOIL, ADR	1.2
Companhia de Bebidas das Americas (AmBev), ADR	1.2
Total	14.0%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 227.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2011

Common stocks

Aerospace & defense	0.24%
Airlines	0.12
Auto components	0.65
Automobiles	3.02
Beverages	1.29
Building products	0.24
Chemicals	1.47
Commercial banks	16.01
Communications equipment	0.87
Computers & peripherals	0.79
Construction & engineering	1.54
Construction materials	0.80
Consumer finance	0.38
Diversified financial services	1.25
Diversified telecommunication services	2.12
Electric utilities	1.66
Electronic equipment, instruments & components	1.79
Food & staples retailing	2.19
Food products	3.79
Gas utilities	1.28
Health care providers & services	0.14
Hotels, restaurants & leisure	0.84
Household durables	1.03
Household products	0.55
Independent power producers & energy traders	1.31
Industrial conglomerates	0.61
Insurance	1.57
Internet & catalog retail	0.11
Internet software & services	2.24
IT services	2.15
Machinery	1.49
Marine	0.57
Media	1.46
Metals & mining	4.47
Multiline retail	0.47
Oil, gas & consumable fuels	10.38

Common stocks—(Concluded)

Paper & forest products	0.31%
Personal products	1.87
Real estate management & development	1.33
Road & rail	0.15
Semiconductors & semiconductor equipment	4.85
Specialty retail	0.79
Textiles, apparel & luxury goods	0.79
Tobacco	1.19
Transportation infrastructure	2.14
Water utilities	0.56
Wireless telecommunication services	6.24
Total common stocks	91.11

Preferred stocks

Automobiles	0.20
Beverages	1.18
Commercial banks	1.38
Food & staples retailing	0.17
Independent power producers & energy traders	0.23
Metals & mining	1.54
Oil, gas & consumable fuels	0.88
Semiconductors & semiconductor equipment	0.29
Total preferred stocks	5.87
Investment company	1.22

Warrants

Commercial banks	0.38
Industrial conglomerates	0.31
IT services	0.30
Real estate management & development	0.16
Total warrants	1.15
Repurchase agreement	0.61
Investment of cash collateral from securities loaned	1.12
Liabilities in excess of other assets	(1.08)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—91.11%
Bermuda—2.25%
Bunge Ltd.	18,600	$1,279,866
China Gas Holdings Ltd.	1,838,000	689,812
Credicorp Ltd.	27,621	2,698,572
Huabao International Holdings Ltd.	415,000	350,464
Pacific Basin Shipping Ltd.	1,914,000	1,053,601
Texwinca Holdings Ltd.	616,000	867,193
Total Bermuda common stocks		6,939,508
Brazil—10.40%
AES Tiete SA	4,400	63,836
All America Latina Logistica (ALL)	65,700	474,475
B2W Companhia Global do Varejo (B2W Varejo)	36,612	341,603
Banco Bradesco SA, ADR	26,700	513,441
Banco do Brasil SA	40,900	693,337
Banco Santander Brasil SA	77,900	731,859
Banco Santander Brasil SA, ADS	87,300	810,144
BR Malls Participacoes SA	107,150	1,247,786
Braskem SA, ADR	27,800	674,706
BRF—Brasil Foods SA, ADR	39,500	762,745
Centrais Eletricas Brasileiras SA, ADR	55,600	670,536
Cielo SA	80,556	2,238,749
Companhia de Concessoes Rodoviarias (CCR)	88,150	2,653,850
Companhia de Saneamento de Minas Gerais—Copasa MG	67,100	1,406,164
Companhia Siderurgica Nacional SA (CSN), ADR	80,200	851,724
CPFL Energia SA	89,700	1,275,355
CPFL Energia SA, ADR[1]	26,721	771,970
Cyrela Brazil Realty SA	45,600	446,929
Diagnosticos da America SA	35,500	440,645
Embraer SA, ADR	24,805	732,244
Fibria Celulose SA, ADR	80,000	956,800
Gerdau SA	64,300	493,388
Gerdau SA, ADR	46,700	425,904
Gol Linhas Aereas Inteligentes SA, ADR	46,300	359,288
Hypermarcas SA	73,700	566,466
Magazine Luiza SA*	13,800	122,797
Petroleo Brasileiro SA—Petrobras, ADR	91,700	3,115,049
Redecard SA	114,800	1,976,439
Santos Brasil Participacoes SA	48,800	846,452
Telecomunicacoes de Sao Paulo SA, ADR	31,310	993,153
Tractebel Energia SA	58,650	988,184
Vale SA, ADR	106,753	3,463,067
Total Brazil common stocks		32,109,085
British Virgin Islands—0.01%
Arcos Dorados Holdings, Inc., Class A	1,800	42,228
Canada—0.31%
Methanex Corp.	32,600	965,597
Cayman Islands—5.47%
Baidu, Inc., ADR*	17,199	2,701,447
Belle International Holdings Ltd.	741,000	1,627,033
Chaoda Modern Agriculture Holdings Ltd.	1,038,000	416,661

	Number of shares	Value
Common stocks—(Continued)
Cayman Islands—(Concluded)
China Dongxiang Group Co.	4,168,000	$953,735
China Mengniu Dairy Co. Ltd.	139,000	481,137
Evergrande Real Estate Group Ltd.	1,005,100	758,851
Hengan International Group Co. Ltd.	117,000	1,018,668
Kingboard Laminates Holdings Ltd.	1,039,000	623,951
MStar Semiconductor, Inc.	34,127	170,408
Renren, Inc., ADR*	2,100	22,743
SINA Corp.*	10,000	1,080,900
Stella International Holdings Ltd.	225,500	615,938
Tencent Holdings Ltd.	55,700	1,453,660
Tingyi (Cayman Islands) Holding Corp.	524,000	1,627,558
Want Want China Holdings Ltd.	2,749,000	2,453,185
Xinao Gas Holdings Ltd.	262,000	882,391
Total Cayman Islands common stocks		16,888,266
Chile—1.78%
Banco Santander Chile, ADR[1]	16,401	1,524,965
Enersis SA, ADR	91,300	1,989,427
Inversiones Aguas Metropolitanas SA (IAM), ADR[2]	10,100	317,142
S.A.C.I. Falabella	91,879	887,661
Sociedad Quimica y Minera de Chile SA, ADR	12,199	784,640
Total Chile common stocks		5,503,835
China—6.68%
Bank of China Ltd., Class H	1,266,000	581,552
Bank of Communications Co. Ltd., Class H	47,100	40,991
China Bluechemical Ltd., Class H	1,070,000	832,892
China Construction Bank Corp., Class H	4,774,100	3,837,124
China Petroleum and Chemical Corp. (Sinopec), ADR	2,900	287,129
China Shenhua Energy Co. Ltd., Class H	415,000	2,076,815
China Shipping Development Co. Ltd., Class H	914,000	713,634
China Telecom Corp. Ltd., Class H	1,206,000	788,106
China Vanke Co. Ltd., Class B	164,969	227,528
Dongfeng Motor Group Co. Ltd., Class H	826,000	1,639,420
Huadian Power International Co., Class H*	2,667,000	492,116
Industrial & Commercial Bank of China Ltd., Class H	6,690,376	5,107,493
Jiangsu Expressway Co. Ltd., Class H	1,146,000	1,101,446
PetroChina Co. Ltd., ADR	6,000	853,380
Ping An Insurance (Group) Co. of China Ltd., Class H	119,000	1,162,041
Tsingtao Brewery Co. Ltd., Class H	142,000	904,101
Total China common stocks		20,645,768
Colombia—0.16%
Bancolombia SA, ADR	7,600	503,880

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Egypt—0.05%
Egyptian Co. for Mobile Services (MobiNil)	9,517	$166,193
Guernsey—0.13%
Etalon Group Ltd., GDR2,*	58,700	403,269
Hong Kong—4.48%
Beijing Enterprises Holdings Ltd.	201,000	1,015,687
China Merchants Holdings International Co. Ltd.	308,000	1,091,211
China Mobile Ltd.	414,000	4,124,825
China Mobile Ltd., ADR	44,900	2,237,367
China Power International Development Ltd.	2,685,000	670,748
China Resources Power Holdings Co. Ltd.	938,000	1,826,039
China Unicom (Hong Kong) Ltd.	274,000	548,357
CNOOC Ltd.	646,000	1,439,141
CNOOC Ltd., ADR	3,900	867,009
Total Hong Kong common stocks		13,820,384
Hungary—0.83%
Magyar Telekom Telecommunications PLC	320,425	926,599
OTP Bank PLC	56,448	1,643,144
Total Hungary common stocks		2,569,743
India—4.82%
Axis Bank Ltd.	58,702	1,771,732
HCL Technologies Ltd.	79,581	874,132
HDFC Bank Ltd., ADR	72,755	2,528,964
ICICI Bank Ltd., ADR	8,400	391,188
Infosys Technologies Ltd., ADR	24,840	1,545,545
Larsen & Toubro Ltd., GDR	43,875	1,714,608
Reliance Industries Ltd., GDR[2]	33,835	1,278,625
Rural Electrification Corp. Ltd.	355,569	1,686,868
Tata Motors Ltd.	81,514	1,743,128
Tata Motors Ltd., ADR	62,598	1,340,849
Total India common stocks		14,875,639
Indonesia—3.70%
PT Astra International Tbk	530,000	4,384,909
PT Bank Rakyat Indonesia (Persero) Tbk	2,024,000	1,641,957
PT Indofood Sukses Makmur Tbk	1,360,500	1,015,742
PT Perusahaan Gas Negara	5,105,000	2,382,259
PT Tambang Batubara Bukit Asam Tbk	478,500	1,196,997
PT United Tractors Tbk	254,393	814,609
Total Indonesia common stocks		11,436,473
Israel—0.30%
Israel Chemicals Ltd.	55,309	925,432
Kazakhstan—0.26%
KazMunaiGas Exploration Production, GDR[3]	17,717	327,765
KazMunaiGas Exploration Production, GDR[4]	26,604	487,170
Total Kazakhstan common stocks		814,935

	Number of shares	Value
Common stocks—(Continued)
Luxembourg—0.36%
Oriflame Cosmetics SA, SDR	24,325	$1,110,162
Malaysia—1.74%
CIMB Group Holdings Berhad	528,100	1,471,259
Genting Malaysia Berhad	552,400	679,171
Hong Leong Bank Berhad	83,600	375,332
KLCC Property Holdings Bhd	529,000	599,727
Malayan Banking Berhad	104,804	309,144
Maxis Berhad	582,600	1,079,400
UEM Land Holdings Bhd*	988,600	865,759
Total Malaysia common stocks		5,379,792
Mexico—5.56%
America Movil SA de C.V., ADR, Series L	107,707	2,778,841
Cemex SAB de C.V., ADR*	162,552	1,144,366
Compartamos SAB de C.V.[1]	649,200	1,168,165
Corporacion GEO SAB de C.V., Series B*	297,800	596,498
Empresas ICA SAB de C.V., ADR*	54,000	437,940
Fomento Economico Mexicano SAB de C.V., ADR	10,600	767,122
Grupo Aeroportuario del Pacifico SA de C.V., ADR	22,800	933,432
Grupo Financiero Banorte SAB de C.V., Series O	453,350	1,985,311
Grupo Mexico SAB de C.V., Series B	625,000	2,305,684
Grupo Televisa SA, ADR	71,300	1,582,147
Industrias CH SA, Series B*	260,600	923,633
Kimberly-Clark de Mexico SA de C.V., Series A	78,000	485,120
Wal-Mart de Mexico SAB de C.V., Series V1	746,900	2,062,402
Total Mexico common stocks		17,170,661
Netherlands—0.25%
X5 Retail Group N.V., GDR*	18,386	760,758
Peru—0.19%
Cia de Minas Buenaventura SA, ADR	14,100	577,254
Philippines—0.50%
Philippine Long Distance Telephone Co., ADR	27,500	1,556,500
Poland—1.46%
Bank Pekao SA	6,378	364,472
Cyfrowy Polsat SA*	178,564	1,032,138
Jastrzebska Spolka Weglowa SA*	11,600	569,077
Polska Grupa Energetyczna SA	49,635	413,020
Polski Koncern Naftowy Orlen SA*	29,826	497,900
Powszechna Kasa Oszczednosci Bank Polski SA	42,636	629,047
Powszechny Zaklad Ubezpieczen SA	7,340	997,474
Total Poland common stocks		4,503,128
Qatar — 0.28%
Industries Qatar QSC	22,705	856,346

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Russia—5.58%
Gazprom, ADR*	341,597	$5,007,812
LUKOIL, ADR	54,864	3,684,118
Magnit OJSC, GDR[2]	35,490	1,015,710
Mining and Metallurgical Co. Norilsk Nickel, ADR3,*	20,291	542,581
Mining and Metallurgical Co. Norilsk Nickel, ADR4,*	26,950	716,026
Mobile TeleSystems, ADR	10,700	200,946
Rosneft Oil Co., GDR	221,325	1,887,902
Sberbank	854,712	3,123,557
VTB Bank OJSC, GDR[5]	85,628	514,624
VTB Bank OJSC,GDR[6]	90,300	537,540
Total Russia common stocks		17,230,816
South Africa—7.05%
ABSA Group Ltd.	29,711	583,075
African Bank Investments Ltd.	286,184	1,437,450
Anglo Platinum Ltd.	9,652	823,111
ArcelorMittal South Africa Ltd.	62,787	643,956
Aveng Ltd.	85,150	454,690
Clicks Group Ltd.	76,056	452,673
Impala Platinum Holdings Ltd.	19,533	497,907
MTN Group Ltd.	148,951	3,217,078
Murray & Roberts Holdings Ltd.	118,754	545,340
Naspers Ltd., N Shares	35,701	1,901,745
Pretoria Portland Cement Co. Ltd.	146,581	564,135
Sasol Ltd.	77,011	3,850,077
Sasol Ltd., ADR	16,300	817,445
Shoprite Holdings Ltd.	77,955	1,212,913
Standard Bank Group Ltd.	80,520	1,168,912
Tiger Brands Ltd.	45,355	1,377,007
Truworths International Ltd.	76,450	827,667
Vodacom Group Ltd.	110,713	1,408,699
Total South Africa common stocks		21,783,880
South Korea—11.86%
Dongbu Insurance Co. Ltd.	17,790	881,423
Grand Korea Leisure Co. Ltd.	21,170	468,289
Hana Financial Group, Inc.	30,360	1,192,667
Hyundai Mipo Dockyard Co. Ltd.	4,396	695,192
Hyundai Mobis	5,585	2,009,880
Hyundai Motor Co.	10,421	2,318,456
Industrial Bank of Korea (IBK)	66,950	1,152,609
Kangwon Land, Inc.	49,110	1,399,999
KB Financial Group, Inc.	35,478	1,763,111
KB Financial Group, Inc., ADR	31,600	1,567,676
KCC Corp.	2,241	743,151
KT Corp., ADR	48,700	962,312
KT&G Corp.	59,270	3,687,444
LG Display Co. Ltd., ADR	35,000	449,400
LG Electronics, Inc.	18,225	1,387,592
LG Household & Health Care Ltd.	2,654	1,200,448
Lotte Chilsung Beverage Co. Ltd.	1,682	2,310,819
Lotte Confectionery Co. Ltd.	665	1,135,658
Samsung Electronics Co. Ltd.	7,719	6,169,345
Samsung Engineering Co. Ltd.	6,551	1,613,406

	Number of shares	Value
Common stocks—(Continued)
South Korea—(Concluded)
Samsung Life Insurance Co. Ltd.	14,998	$1,418,751
SK Telecom Co. Ltd.	22	3,060
SK Telecom Co. Ltd., ADR	132,275	2,105,818
Total South Korea common stocks		36,636,506
Taiwan—7.02%
Advanced Semiconductor Engineering, Inc.*	344,000	371,411
Advanced Semiconductor Engineering, Inc., ADR*	92,575	491,573
Asustek Computer, Inc., GDR	7,448	299,624
Cathay Financial Holding Co. Ltd.	267,240	400,328
Chunghwa Telecom Co. Ltd.	86,817	301,066
Chunghwa Telecom Co. Ltd., ADR	58,534	2,034,642
Compal Electronics, Inc.	546,000	708,106
Fubon Financial Holding Co. Ltd.	447,000	728,518
HON HAI Precision Industry Co. Ltd.	1,098,900	3,136,045
HON HAI Precision Industry Co. Ltd., GDR	234,611	1,329,073
HTC Corp.	90,300	2,686,301
Lite-On Technology Corp.	388,222	507,523
MediaTek, Inc.	125,652	1,124,443
President Chain Store Corp.	71,680	458,592
Quanta Computer, Inc.*	232,000	571,169
Taiwan Semiconductor Manufacturing Co. Ltd.	1,392,156	3,475,674
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	153,300	1,894,788
United Microelectronics Corp.	1,808,000	811,899
Wistron Corp.*	208,000	349,801
Total Taiwan common stocks		21,680,576
Thailand—2.59%
Bangkok Bank Public Co. Ltd.	212,800	1,254,258
CP ALL Public Co. Ltd.[7]	764,400	1,268,661
Kasikornbank Public Co. Ltd., NVDR	282,400	1,327,704
Kasikornbank Public Co. Ltd., PLC	91,300	432,336
PTT Public Co. Ltd.[7]	251,700	2,928,412
Siam Cement Public Co. Ltd., NVDR	60,700	772,821
Total Thailand common stocks		7,984,192
Turkey—2.66%
Asya Katilim Bankasi A.S.*	288,500	408,677
Ford Otomotiv Sanayi A.S.	79,090	622,093
Tofas Turk Otomobil Fabrikasi A.S.	84,551	350,113
Tupras-Turkiye Petrol Rafinerileri A.S.	59,542	1,448,641
Turkcell Iletisim Hizmetleri A.S. (Turkcell), ADR*	30,700	392,960
Turkiye Garanti Bankasi A.S.	695,050	3,065,376
Turkiye Is Bankasi (Isbank), Class C	214,962	616,491
Turkiye Sise ve Cam Fabrikalari A.S.	338,626	740,746
Turkiye Vakiflar Bankasi T.A.O., Class D	274,178	575,281
Total Turkey common stocks		8,220,378
United Kingdom—0.32%
Anglo American PLC, ADR	41,600	983,424

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Concluded)
United States—2.06%
Archer-Daniels-Midland Co.	38,300	$1,163,554
Avon Products, Inc.	118,000	3,095,140
MEMC Electronic Materials, Inc.*	61,700	457,814
Yahoo!, Inc.*	126,600	1,658,460
Total United States common stocks		6,374,968
Total common stocks (cost—$266,819,795)		281,419,576
Preferred stocks—5.87%
Brazil—5.38%
AES Tiete SA	44,700	697,514
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	12,000	518,280
Companhia de Bebidas das Americas (AmBev), ADR	121,902	3,659,498
Confab Industrial SA	197,372	525,613
Itau Unibanco Holding SA	67,300	1,364,356
Itau Unibanco Holdings SA, ADR	61,400	1,250,718
Itausa-Investimentos Itau SA	244,235	1,640,989
Petroleo Brasileiro SA, ADR	179,700	2,722,991
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A	181,100	1,302,038
Vale SA, ADR	99,400	2,934,288
Total Brazil preferred stocks		16,616,285
South Korea—0.49%
Hyundai Motor Co.	8,373	607,692
Samsung Electronics Co. Ltd.	1,688	897,952
Total South Korea preferred stocks		1,505,644
Total preferred stocks (cost—$16,678,051)		18,121,929
Investment company—1.22%
United States—1.22%
WisdomTree India Earnings Fund (cost—$3,809,259)	160,694	3,750,598
	Number of warrants
Warrants*—1.15%
India—0.68%
Bank of Baroda (Citigroup Global Markets Holdings), expires 10/24/12	23,450	463,888
Central Bank of India (Citigroup Global Markets Holdings), expires 10/24/12[7]	91,745	240,005
Corporation Bank (Citigroup Global Markets Holdings), expires 10/24/12	20,425	231,252

	Number of warrants	Value
Warrants*—(Concluded)
India—(Concluded)
HCL Technologies Ltd. (Citigroup Global Markets Holdings), expires 10/24/12	83,775	$918,090
Indian Bank (Citigroup Global Markets Holdings), expires 10/24/12	47,725	241,918
Total India warrants		2,095,153
Qatar—0.31%
Industries Qatar (Citigroup Global Markets Holdings), expires 03/25/18	25,250	954,198
United Arab Emirates—0.16%
Aldar Properties (Citigroup Global Markets Holdings), expires 07/18/13	1,504,000	511,360
Total warrants (cost—$3,773,222)		3,560,711
	Face amount
Repurchase agreement—0.61%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $9,329 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $1,340,810 US Treasury Bills, zero coupon due 08/04/11 and $528,812 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$1,912,520); proceeds: $1,875,002 (cost—$1,875,000)	$1,875,000	1,875,000
	Number of shares
Investment of cash collateral from securities loaned—1.12%
Money market fund—1.12%
UBS Private Money Market Fund LLC[8] (cost—$3,466,958)	3,466,958	3,466,958
Total investments (cost—$296,422,285)— 101.08%		312,194,772
Liabilities in excess of other assets—(1.08)%		(3,325,769)
Net assets—100.00%		$308,869,003

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2011

Aggregate cost for federal income tax purposes was $299,257,551; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,827,244
Gross unrealized depreciation	(19,890,023)
Net unrealized appreciation	$12,937,221

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2011.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.98% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the over-the-counter ("OTC") Market.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the Euroclear/Clearstream exchange.

6  Security is traded on the Crest exchange.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$7,322,675	$77,801,886	$81,657,603	$3,466,958	$2,061

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$109,664,010	$171,755,566	$—	$281,419,576
Preferred stocks	16,616,285	1,505,644	—	18,121,929
Investment company	3,750,598	—	—	3,750,598
Warrants	3,560,711	—	—	3,560,711
Repurchase agreement	—	1,875,000	—	1,875,000
Investment of cash collateral from securities loaned	—	3,466,958	—	3,466,958
Total	$133,591,604	$178,603,168	$—	$312,194,772

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 21.74%, before the deduction of the maximum PACE Select program fee. (The Class P shares returned 19.33%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 22.56%, while the Lipper Global Real Estate Funds category posted a median return of 20.87%. (Please note that while all of the Sub-Advisors outperformed the benchmark on a gross of fees basis, the Fund as a whole underperformed net of fees, as reported here, largely because fees and expenses that are embedded in the Fund are not embedded in the benchmark. Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 171. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

CBRE Clarion (formerly, ING Clarion Real Estate Securities)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Global real estate companies, as represented by the benchmark, were up a little more than 22% during the fiscal year, as all regions delivered strong performance. The best performing region was Europe, followed by the Americas. While property companies in the Asia-Pacific region continue to be challenged by the headwinds of governmental and central bank tightening measures, property companies in the region posted a solid double-digit return. The global economic backdrop continues to be somewhat bifurcated, with Western economies attempting to nurse a fragile recovery and Asian economies (ex-Japan) attempting to cool robust growth. In this environment, property fundamentals continue to exhibit evidence of sustained improvement, as recovering demand and limited supply of property generally combine to support the case for improved earnings prospects. Risks continue to include an economic recovery that occurs too slowly or, conversely, the potential that governmental and central bank policies unwittingly create inflationary pressures that prove difficult to contain. The ability for macro-economic policy to successfully support and sustain economic growth remains a critical backdrop to the continued recovery in property fundamentals.

Our relative performance benefited from positive stock selection in all regions, which more than offset the drag from our asset allocation decisions. Our portion of the Portfolio's modest cash position was also a drag on performance given the strong returns of real estate stocks during the period. The strongest contributions from a stock selection perspective came from our holdings in Hong Kong, the US and the UK. Conversely, our holdings in Japan, Singapore and France, overall, modestly lagged the benchmark during the period. From an asset allocation perspective, an underweight to the outperforming European region, along with an overweight to the

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

CBRE Clarion Securities, LLC ("CBRE Clarion") and Brookfield Investment Management Inc. ("Brookfield")

Portfolio Managers:

CBRE Clarion: T. Ritson Ferguson, Steven D. Burton & Joseph P. Smith

Brookfield: Jason Baine, Bernhard Krieg and Brett Ward

Objective:

Total Return

Investment process:

CBRE Clarion (formerly, ING Clarion Real Estate Securities) uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, CBRE Clarion selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, CBRE Clarion uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

underperforming Asia-Pacific region, detracted from relative results.

We remain positive on regions and property types that are more responsive to improving economic conditions. We are maintaining the outlook we have held since the beginning of the year despite recent market setbacks, which we believe are likely temporary in nature. In particular, we are positioned toward geographies and property types that benefit sooner from economic improvement, including the apartment sector in the US and office markets in central business districts with a financial orientation, such as New York, London, Hong Kong, Singapore and Sydney. In the Asia-Pacific region, we remain positively disposed to the commercial property sectors of office, retail and industrial, and are cautious on residential, with the exception of the Tokyo market. We prefer companies with above-average dividend yields, and that have a bias toward quality, as measured by property type, management, balance sheet, geography and business strategy. We continue to believe that current yield via the dividend will be a critical and material component of total return for an investor in a global real estate securities strategy.

Brookfield

Our portion of the Portfolio performed largely in line with the benchmark during the reporting period. North America, particularly the US, was a strong positive contributor to performance during the period. Amid signs of a prolonged economic recovery, US real estate investment trusts (REITs) continued to provide solid returns. In an environment marked by periods of risk aversion and low interest rates, our US REITs offered a unique combination of relatively high current yield, improving underlying fundamentals and attractive prospects for growth. High conviction positions in health care operators, apartment REITs and regional malls were especially positive for our performance.

The UK and continental European equity markets once again faced significant headwinds due to ongoing concerns over sovereign debt risk in European Union member nations. Additionally, investors were troubled by rising levels of inflation in an environment of sluggish economic growth. Our portion of the Portfolio held an underweight position to the region based on medium-term concerns about the financial stability of several European economies and the outlook for the euro. However, this was offset by our stock selection in Europe. The largest detractor within Europe was stock selection in France. Despite generally positive macroeconomic fundamentals, our holdings in the country lagged those in the benchmark.

Australian stock selection was a significant drag on performance during the fiscal year. Australian retail performance was weak, most notably our holding in Westfield Group. Market sentiment grew increasingly negative regarding the Australian and US retail environments with regard to both consumers and retailers. However, the strong performance of our holdings in Hong Kong offset these losses. Overall, our performance within the Asia Pacific region moderately outperformed the benchmark during the period.

Investment process (concluded)

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class A shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	Since inception[1]
Before deducting	Class A2	21.49%	(5.87)%
maximum sales charge	Class C3	20.51%	(6.62)%
or PACE Select	Class Y4	21.89%	20.94%
program fee	Class P5	21.74%	(6.70)%
After deducting maximum sales charge	Class A2	14.79%	(7.01)%
or PACE Select	Class C3	19.51%	(6.62)%
program fee	Class P5	19.33%	(8.55)%
FTSE EPRA/NAREIT Developed Index[6]		22.56%	(3.11)%
Lipper Global Real Estate Funds median		20.87%	(3.68)%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, 25.37%; since inception, (7.24)%; Class C—1-year period, 30.82%; since inception, (6.80)%; Class Y—1-year period, 33.29%; since inception, 21.48%; Class P—1-year period, 30.51%; since inception, (8.78)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—1.89% and 1.45%; Class C—2.69% and 2.20%; Class Y—1.51% and 1.20%; and Class P—1.91% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$106.0
Number of holdings	141
Portfolio composition[1]	07/31/11
Common stocks	97.2%
Cash equivalents and other assets less liabilities	2.8
Total	100.0%
Top five countries (equity investments)[1]	07/31/11
United States	42.5%
Japan	10.4
Australia	9.0
Hong Kong	8.5
United Kingdom	5.9
Total	76.3%
Top ten equity holdings[1]	07/31/11
Simon Property Group, Inc.	4.5%
Sun Hung Kai Properties Ltd.	3.9
Mitsubishi Estate Co. Ltd.	3.1
Unibail Rodamco	2.8
Mitsui Fudosan Co. Ltd.	2.8
Westfield Group	2.8
Public Storage, Inc.	2.7
ProLogis, Inc.	2.7
Boston Properties, Inc.	2.6
Hongkong Land Holdings Ltd.	2.1
Total	30.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2011

Common stocks

Apartments	8.28%
Building-residential/commercial	0.70
Diversified	19.91
Diversified operations	1.89
Health care	3.39
Hotels & motels	2.27
Manufactured homes	0.47
Office property	9.21
Real estate management/service	5.66
Real estate operations/development	20.07
Regional malls	8.39
Retirement/aged care	0.87
Shopping centers	10.40
Storage	2.87
Storage/warehousing	0.19
Warehouse/industrial	2.65
Total common stocks	97.22
Repurchase agreement	2.72
Investment of cash collateral from securities loaned	5.29
Liabilities in excess of other assets	(5.23)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—97.22%
Australia—8.99%
Charter Hall Group	61,561	$141,349
Dexus Property Group	1,099,387	1,043,760
FKP Property Group	353,852	246,413
Goodman Group	1,326,013	989,292
GPT Group	278,810	920,914
Investa Office Fund	366,805	257,737
Mirvac Group	252,521	318,721
Stockland	405,064	1,355,211
Westfield Group	334,772	2,923,954
Westfield Retail Trust	496,097	1,328,113
Total Australia common stocks		9,525,464
Austria—0.17%
Conwert Immobilien Invest SE1	11,038	178,319
Bermuda—3.00%
Great Eagle Holdings Ltd.	44,000	145,332
Hongkong Land Holdings Ltd.	329,024	2,210,099
Kerry Properties Ltd.	168,567	819,630
Total Bermuda common stocks		3,175,061
Brazil—0.32%
BR Malls Participacoes SA	17,000	197,969
Sonae Sierra Brasil SA	8,800	137,318
Total Brazil common stocks		335,287
Canada—3.69%
Boardwalk Real Estate Investment Trust	8,570	449,108
Brookfield Asset Management, Inc., Class A1	5,400	170,262
Brookfield Properties Corp.	45,700	866,015
Calloway Real Estate Investment Trust	29,900	784,231
Canadian Real Estate Investment Trust	3,500	122,241
Cominar Real Estate Investment Trust[2]	2,500	59,161
Cominar Real Estate Investment Trust[3,4,5]	5,731	135,620
H&R Real Estate Investment Trust	11,200	257,537
Primaris Retail Real Estate Investment Trust	5,600	121,091
RioCan Real Estate Investment Trust[3,4,5]	2,200	59,775
RioCan Real Estate Investment Trust[2]	32,600	885,756
Total Canada common stocks		3,910,797
Cayman Islands—1.26%
China Resources Land Ltd.	285,789	562,866
Longfor Properties	225,000	347,954
Shimao Property Holdings Ltd.	173,000	229,675
Soho China Ltd.	219,000	199,247
Total Cayman Islands common stocks		1,339,742
China—0.16%
Guangzhou R&F Properties Co. Ltd., Class H	126,208	163,704
France—4.99%
ICADE	6,590	757,240
Klepierre	13,299	496,598
Mercialys SA	11,960	497,501
Nexity	6,380	286,659

	Number of shares	Value
Common stocks—(Continued)
France—(Concluded)
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)[1]	1,900	$245,975
Unibail Rodamco	13,512	3,008,202
Total France common stocks		5,292,175
Germany—0.36%
GSW Immobilien AG*	8,290	290,371
IVG Immobilien AG*	12,700	87,102
Total Germany common stocks		377,473
Hong Kong—8.46%
Cheung Kong (Holdings) Ltd.	21,000	320,089
China Overseas Land & Investment Ltd.	264,000	595,487
Franshion Properties China Ltd.	781,723	215,240
Hang Lung Properties Ltd.	73,000	270,679
Hysan Development Co. Ltd.	42,000	196,391
Sino Land Co. Ltd.	201,710	341,257
Sun Hung Kai Properties Ltd.	269,376	4,090,007
The Link REIT	267,300	934,638
Wharf (Holdings) Ltd.	272,413	1,999,302
Total Hong Kong common stocks		8,963,090
Italy—0.09%
Beni Stabili SpA	109,879	97,988
Japan—10.36%
Advance Residence Investment Corp.	63	132,681
AEON Mall Co. Ltd.	12,530	323,025
Frontier Real Estate Investment Corp.[1]	33	299,648
Japan Real Estate Investment Corp.[1]	55	552,113
Japan Retail Fund Investment Corp.[1]	284	443,864
Kenedix Realty Investment Corp.[1]	77	287,394
Mitsubishi Estate Co. Ltd.	180,602	3,242,904
Mitsui Fudosan Co. Ltd.	154,361	2,940,887
Nippon Accommodations Fund, Inc.	27	209,345
Nippon Building Fund, Inc.[1]	37	379,142
Nomura Real Estate Holdings, Inc.	9,000	165,180
Sumitomo Realty & Development Co. Ltd.	61,876	1,529,585
United Urban Investment Corp.	398	478,151
Total Japan common stocks		10,983,919
Jersey—0.12%
Atrium European Real Estate Ltd.	20,413	130,734
Luxembourg—0.14%
GAGFAH SA1	21,476	146,091
Netherlands—0.92%
Corio N.V.	11,684	710,779
Eurocommercial Properties N.V.	5,563	265,615
Total Netherlands common stocks		976,394
Norway—0.12%
Norwegian Property ASA	60,952	128,378
Poland—0.06%
Globe Trade Centre SA*	10,200	60,351

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Singapore—4.53%
Ascendas Real Estate Investment Trust (A-REIT)	77,000	$130,398
CapitaCommercial Trust[1]	497,000	581,010
Capitaland Ltd.	632,966	1,519,721
CapitaMall Trust[1]	79,300	123,973
CapitaMalls Asia Ltd.	313,410	372,121
City Developments Ltd.	12,800	111,814
Global Logistic Properties Ltd.*	576,175	966,128
Keppel Land Ltd.[1]	131,536	416,835
Suntec Real Estate Investment Trust[1]	458,063	583,837
Total Singapore common stocks		4,805,837
Sweden—0.45%
Castellum AB	13,133	189,937
Hufvudstaden AB, Class A	25,875	289,409
Total Sweden common stocks		479,346
Switzerland—0.57%
PSP Swiss Property AG*	3,151	318,860
Swiss Prime Site AG*	3,136	287,306
Total Switzerland common stocks		606,166
United Kingdom—5.94%
Big Yellow Group PLC	35,104	164,589
British Land Co. PLC	112,044	1,069,920
Capital & Counties Properties PLC	65,371	200,281
Derwent London PLC	30,130	882,458
Grainger PLC	33,102	63,834
Great Portland Estates PLC	85,405	580,249
Hammerson PLC	120,340	919,088
Land Securities Group PLC	118,104	1,645,917
Safestore Holdings PLC	102,441	202,864
Segro PLC	22,444	110,675
Shaftesbury PLC	23,217	194,039
Songbird Estates PLC*	67,047	165,687
St. Modwen Properties PLC	33,668	95,248
Total United Kingdom common stocks		6,294,849
United States—42.52%
Alexandria Real Estate Equities, Inc.	7,800	639,600
Apartment Investment & Management Co., Class A	24,000	655,200
AvalonBay Communities, Inc.	14,983	2,010,569
Boston Properties, Inc.	25,442	2,731,453
Brandywine Realty Trust	57,783	692,818
BRE Properties, Inc.	15,300	802,944
Brookdale Senior Living, Inc.*	43,082	921,524
Camden Property Trust	11,920	799,474
CBL & Associates Properties, Inc.	30,800	547,008
Corporate Office Properties Trust	16,500	512,655
Developers Diversified Realty Corp.	43,200	631,152
Digital Realty Trust, Inc.[1]	13,647	835,333
Douglas Emmett, Inc.	23,800	476,000
Equity Lifestyle Properties, Inc.	7,600	495,216
Equity One, Inc.[1]	19,808	384,275
Equity Residential	35,200	2,176,064

	Number of shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Essex Property Trust, Inc.	4,300	$603,548
Federal Realty Investment Trust	7,100	620,114
Forest City Enterprises, Inc., Class A*	30,500	549,305
General Growth Properties, Inc.	59,596	1,001,809
HCP, Inc.	27,300	1,002,729
Health Care REIT, Inc.	25,200	1,330,056
Highwoods Properties, Inc.	25,900	891,737
Host Hotels & Resorts, Inc.	69,083	1,094,966
Kimco Realty Corp.	23,000	437,690
Lennar Corp., Class A	20,900	369,721
Liberty Property Trust	33,700	1,144,452
OMEGA Healthcare Investors, Inc.	25,200	494,928
Pebblebrook Hotel Trust	10,000	197,700
Pennsylvania Real Estate Investment Trust	31,500	459,900
ProLogis, Inc.	78,891	2,810,886
Public Storage, Inc.	24,077	2,880,332
Regency Centers Corp.	8,900	399,788
Simon Property Group, Inc.	39,622	4,774,847
SL Green Realty Corp.	11,600	951,432
Starwood Hotels & Resorts Worldwide, Inc.	18,200	1,000,272
Tanger Factory Outlet Centers, Inc.	11,700	321,165
Taubman Centers, Inc.	8,700	521,130
The Macerich Co.	23,926	1,271,188
Toll Brothers, Inc.*	18,700	373,252
UDR, Inc.	35,600	936,636
Ventas, Inc.	14,036	759,769
Vornado Realty Trust	20,491	1,916,933
Weingarten Realty Investors[1]	24,974	642,331
Total United States common stocks		45,069,901
Total common stocks (cost—$87,352,112)		103,041,066
	Face amount
Repurchase agreement—2.72%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $14,339 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $2,060,914 US Treasury Bills, zero coupon due 08/04/11 and $812,820 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17, (value—$2,939,671); proceeds: $2,882,002 (cost—$2,882,000)	$2,882,000	2,882,000

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Investment of cash collateral from securities loaned—5.29%
Money market fund—5.29%
UBS Private Money Market Fund LLC[6] (cost—$5,613,519)	5,613,519	$5,613,519
Total investments (cost—$95,847,631)— 105.23%		111,536,585
Liabilities in excess of other assets—(5.23)%		(5,548,074)
Net assets—100.00%		$105,988,511

Aggregate cost for federal income tax purposes was $101,600,280; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,169,434
Gross unrealized depreciation	(1,233,129)
Net unrealized appreciation	$9,936,305

For a listing of defined portfolio acronyms and currency abbreviations that were used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2011.

2  Security is traded on the Toronto Stock Exchange.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security is traded on the over-the-counter ("OTC") Market.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.18% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$4,402,048	$59,205,335	$57,993,864	$5,613,519	$2,757

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$49,261,939	$53,779,127	$—	$103,041,066
Repurchase agreement	—	2,882,000	—	2,882,000
Investment of cash collateral from securities loaned	—	5,613,519	—	5,613,519
Total	$49,261,939	$62,274,646	$—	$111,536,585

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2011, the Portfolio's Class P shares returned 2.94%, before the deduction of the maximum PACE Select program fee. (Class P shares returned 0.89%, after the deduction of the maximum PACE Select program fee, for the same 12-month period.) In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.13%, the MSCI World Free Index (net) returned 18.54%, the Barclays Capital Global Aggregate Index returned 9.09%, and the US Consumer Price Index (CPI) increased by 3.63%, while the Lipper Global Flexible Portfolio Funds category posted a median return of 14.22%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 184. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments1

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.2 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity), to help us identify potential investment opportunities.

Our model worked quite well during the reporting period, as we were well-positioned in all factor categories. For example, our overweight to the quality category worked well as investors rewarded securities with above-average return on assets and attractive profit margins. Also, positive exposure to the revisions category, which includes factors such as earnings revision and analyst recommendations, the technical category, which includes the momentum factors, and the valuation category, with factors like earnings-to-price ratios, contributed positively to performance, as investors rewarded securities with strong earnings and above-average momentum. An underweight exposure to the risk category, which includes the debt-to-equity and analyst dispersion factors, contributed positively as well, as investors penalized these measures.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management"); Goldman Sachs Asset Management, L.P. ("GSAM"), First Quadrant L.P. ("First Quadrant") and Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments")

Portfolio Managers:

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva

Wellington Management: Rick A. Wurster and Stephen A. Gorman

GSAM: Jonathan Beinner and Michael Swell

First Quadrant: Ken Ferguson and Dori Levanoni

Standard Life Investments: Guy Stern and David Millar

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures,

(continued on next page)

1  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Fund performance is shown net of fees, which does factor in fees and expenses associated with the Fund.

2  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

The top equity performers were long positions in Biogen IDEC Inc., Lorillard, Inc. and Limited Brands, Inc., all of which performed well during the period. A short position in Nvidia Corp., and long positions in Oracle Corp. Japan and Pandora A/S, detracted from performance and were the worst-performing stocks in our portion of the Portfolio. We eliminated our position in Nvidia. Our stock selection added value over the period. Positions in the financial and consumer staples sectors performed well. Conversely, our positions in the materials and industrial sectors had a negative impact on performance.

Wellington Management

Top contributors to our absolute performance during the period included Green Mountain Coffee Roasters, Inc., the leading provider of single-cup brewers and portion packs for coffee and other beverages, and electronic cable and connectivity manufacturer Belden. Our portion of the Portfolio also benefited from its exposure to the US equity markets through the use of equity index futures on the S&P 500 and NASDAQ indexes.

Our thematic positioning within agricultural companies contributed to performance. Our exposures to fertilizer companies Intrepid Potash, Inc., CF Industries Holdings, Inc. and Monsanto Co. were the largest contributors to performance. Supply and demand factors, caused by limitations on net arable land growth and less fresh water, have required significant investment by farmers globally to improve productivity to meet strong emerging markets food demand growth, as well as continued growth in biofuels demand.

Our emerging markets equity exposure also contributed to positive absolute performance during the period, specifically our holdings in China, South Korea, Chile and the Philippines. The largest contributors to absolute performance among our emerging markets holdings included Baidu.com, the leading Internet search provider in China. Another strong performer was China-based news, information, entertainment and communications Internet portal company Sohu.com.

Our country relative value positions, which were intended to exploit spread inefficiencies in developed government bond markets, detracted from results. Specifically, our long US 10- and 30-year versus short Germany position was a drag on

Investment process (continued)

non-deliverable forwards ("NDFs"), and forward contracts.

Wellington Management pursues an "opportunistic equity plus alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to contribute positive returns over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across various investment grade and sub-investment grade sectors, and may also invest in derivative investments.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets which increases investment risk where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the

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PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

results. Our thematic positioning in energy also detracted from results. Our positions in EOG Resources, Canada Natural Resources and Whiting Petroleum declined during the period as energy equities fell due to oil price weakness and the muted near-term earnings prospects for companies due to the slowdown of the economic recovery. Our short exposure to the Swiss franc was also a drag on performance.

Certain derivative instruments, including interest rate swaps, interest rate futures and bond futures were used to gain exposure to global bond markets, implement yield curve and duration strategies and to take advantage of inefficiencies within the global bond market. Equity index futures and equity index options were used to gain exposure to certain global equity markets and to hedge against anticipated declines. We also made use of currency forwards to gain exposure to certain currencies, hedge against anticipated changes and to take advantage of inefficiencies between various currencies. The derivatives used in our portion of the Portfolio during the period contributed to performance.

GSAM

Within our portion of the Portfolio, duration—a measure of a portfolio's sensitivity to interest rate changes—and yield curve positioning detracted from performance. (A yield curve is a line that plots interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) During the fourth quarter of 2010, we had a long US duration bias, driven by a view that the Federal Reserve Board's ("Fed") second round of quantitative easing ("QE2") would push yields lower. However, this positioning detracted as Treasury yields moved higher in the wake of the Fed's introduction of QE2. In global duration, positive results from our short Japan duration position were offset by our long duration bias in Europe. Gains in February 2011 were more than offset by our short US duration position in early March. We removed some of our short US duration position in mid-March, as downside risk to global growth increased. During the second quarter of 2011, our short US position on the five-year portion of the yield curve was the main detractor. This positioning detracted as bond yields fell given heightened global growth concerns.

From a currency perspective, during the fourth quarter of 2010, our long exposure to the Mexican peso and short exposure to the euro proved positive. During the first part of 2011, our short euro position detracted from results as the currency appreciated, driven by central bank rate hike expectations. Our short Swiss franc was a negative as it was seen as a safe haven against a backdrop of heightened risk aversion in global markets. These losses were slightly offset by our short Japanese yen exposure, as the currency weakened amid a coordinated intervention effort by the G7 after the earthquake. Our long Canadian dollar exposure also proved positive.

Investment process (concluded)

combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives and it seldom holds net long positions.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Overall, sector positioning contributed positively to returns. During the fourth quarter of 2010 and the first quarter of 2011, our exposure to non-agency mortgage-backed securities ("MBS") was the primary driver of results. The non-agency MBS market performed well due to strong supply/demand technicals. However, they gave back some of their gains later in the period due to broad risk reduction in the global markets, as well as seasonal weakness in US housing fundamentals. An overweight to corporate bonds contributed to relative performance for most of the fiscal year, as credit fundamentals remained strong and continued to improve. Late in the second quarter of 2011, however, some of these gains were reversed as investment grade corporate bond spreads widened, as a new wave of concerns surrounding peripheral Europe triggered increased volatility in the credit market. (Spread measures the difference in yield between a fixed income security and a government bond of similar duration.)

Finally, security selection contributed positively to performance. Excess returns were primarily driven by our security selection within the corporate bond sector. A down-in-quality bias proved beneficial, as lower quality investment grade bonds outperformed their higher quality counterparts. Our exposure to high yield bonds benefited performance as well. Within the collateralized sector, our selection of non-agency adjustable-rate mortgages ("ARMs") and collateralized mortgage obligations ("CMOs") within the residential MBS sector proved positive. Our selection of government securities within the government/agency sector also contributed to performance.

During the period we employed certain derivatives for the efficient management of our portion of the Portfolio. These included currency forwards, Treasury futures, credit default swaps and interest rate swaps and futures. Derivatives allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility, and to afford greater risk management precision. The results of derivatives used during the period were within our expectations.

First Quadrant

Global asset class selection added modest value due to our preference toward global equities during the early part of 2011. The strengthening global economy favored equities during this period. However, as global market and economic conditions deteriorated in the summer months, this position was reduced. Our volatility management positioning also added value during the period.

Stock country selection benefited mildly from long positions in the US and Germany, as well as a short position in Australia. In contrast, our long positions in Spain and Italy detracted from results. Our currency risk strategy was steadily profitable as the factor that indicates whether a currency is expensive or inexpensive correctly anticipated equity market directions.

Bond country selection started the reporting period mixed, and ended the period in negative territory. Unfortunately, when the Federal Reserve Board ("Fed") announced implementation of its second round of quantitative easing ("QE2") in late 2010, our long US Treasury gave back its previous gains. The Canadian short position also detracted in the late part of 2010. July 2011 was also a difficult month for bond country selection. In particular, our long position in Japanese government bonds was a negative, as they performed poorly. A short position in the UK was also unprofitable, as UK gilts appreciated. Elsewhere, German bunds were buoyed by their relative appeal, as Portugal and Ireland joined Greece in being downgraded to below investment grade status by Moody's. A long position in German bunds made Germany our best performer in July.

Currency selection losses were dominated by our long British pound and short Australian dollar and Swiss franc positions. Additionally, one of our investment flow indicators and the relative valuation strategy (which measures the relative attractiveness of each market) experienced the greatest difficulty during the period. Investors shifted

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

their focus to risk avoidance from risk-seeking. As that effect dissipates, we expect the strategy to see a return to profitability.

Certain derivative instruments, namely global equity and global government bond futures, were used to facilitate asset class and country selection asset exposures. Developed market forward currency contracts were used to implement currency selection investment exposures. Exchange-traded options on global indices were used to gain exposure to option pricing dynamics. The results of derivatives used during the period were within our expectations.

Standard Life Investments

From the date we started to manage a portion of the Portfolio on August 5, 2010 through July 31, 2011, the global markets have been volatile. Against this backdrop, our exposure to global equities made a significant contribution to returns for much of the period. However, when investors' confidence faltered, as was the case in the second quarter of 2011, the index futures that we held alongside our equity positions helped to reduce volatility. Our allocation to inflation-linked bonds was also positive as investors periodically sought to reduce their risk exposure. Many of our duration positions were negative over the period, although these positions proved particularly useful during periods of uncertainty (duration is measure of a portfolio's sensitivity to interest rate changes). Relative duration strategies, however, including one whereby we were long Japanese long-term government securities versus short European long-term government bonds, produced steadily positive returns.

Our portion of the Portfolio has a number of investments that have euro exposure. Our European corporate bonds were generally positive for results as investors sought the relative safety of well-financed companies in preference to government bonds. Exposure to financial sector credit versus broad market credit reflected our expectation that the cost of capital for banks relative to the amount they receive from their borrowers has to decline. This strategy was negative for our results during the period, but we feel our thesis will play out, as it is at the heart of any move to stabilize Europe. The euro, however, remains fundamentally overvalued in our opinion. This view has been reinforced by the continuing sovereign debt debacle in the Eurozone, which currently appears intractable. Despite this very volatile situation, our short exposure to the euro versus the US dollar detracted from performance over the reporting period. As a way of offsetting the impact of a weak US dollar, we have switched part of this strategy to being long Mexican government bonds. We feel this position allows us to take advantage of a significant yield opportunity and to gain exposure to Mexico's relatively stable fiscal position.

Our portion of the Portfolio has a cash benchmark and is mandated to seek absolute return opportunities based on our three-year outlook of markets globally. Our goal for our portion of the Portfolio is to beat cash returns by 5% on a three-year rolling basis, while maximizing risk adjusted absolute return. Cash returns remain anchored close to zero, and are not expected to increase markedly over the coming three years as we expect below-average growth in developed markets for some time to come. That said, we do not foresee this persisting indefinitely so we have built our portion of the Portfolio to seek returns to also beat the long-term expectations of cash returns.

In terms of derivatives, many of the individual investment strategies in our portion of the Portfolio should be considered in combination with other positions. This is particularly the case, for example, with relative value investments, but it is also the case when looking at equity hedges.

Our use of futures for equity hedging are to reduce market exposure and risk and secondly to re-balance market position to the equity markets that we favor. During the reporting period, equity markets rose globally by approximately 8% in USD terms. The hedging that we had alongside our equity positions detracted from

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

performance, although the equity positions, as would be expected, generated positive results. Because we were not 100% hedged, the net contribution from our equity positions was positive. For the second quarter of 2011, when equity markets fell sharply losing over 5% by mid June but ended the quarter marginally down, these equity hedges will have been generally positive, countering the portfolio's exposure to equity volatility. This has again been the position into the recent period of equity volatility.

While we have hedges in place for UK, European and Global Equity positions, we have a positive hedge for US Equities. This reflects our view that while we continue to seek alpha in these markets, we see relative value in US Equities compared to elsewhere in the world at present.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the Citigroup Three-Month US Treasury Bill Index, the MSCI World Free Index (net), the Barclays Capital Global Aggregate Index and the US Consumer Price Index (CPI) from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11		1 year	5 years	Since inception[1]
Before deducting	Class A2	2.69%	(0.22)%	(0.36)%
maximum sales charge	Class C3	1.93%	(0.96)%	(1.02)%
or PACE Select	Class Y4	2.84%	N/A	(2.81)%
program fee	Class P5	2.94%	0.02%	(0.11)%
After deducting maximum sales charge	Class A2	(2.93)%	(1.35)%	(1.41)%
or PACE Select	Class C3	0.93%	(0.96)%	(1.02)%
program fee	Class P5	0.89%	(1.96)%	(2.09)%
Citigroup Three-Month US Treasury Bill Index[6,10]		0.13%	1.78%	1.93%
MSCI World Free Index (net)[7,10]		18.54%	1.78%	1.14%
Barclays Capital Global Aggregate Index[8]		9.09%	7.32%	7.26%
US Consumer Price Index (CPI)[9]		3.63%	2.11%	2.20%
Lipper Global Flexible Portfolio Funds median		14.22%	4.56%	3.39%

Average annual total returns for periods ended June 30, 2011, after deduction of the maximum sales charge or PACE Select program fee, were as follows: Class A—1-year period, (0.13)%; 5-year period, (1.00)%; since inception, (1.19)%; Class C—1-year period, 3.79%; 5-year period, (0.60)%; since inception, (0.79)%; Class Y—1-year period, 5.53%; since inception, (2.50)%; Class P—1-year period, 3.77%; 5-year period, (1.61)%; since inception, (1.85)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2010 prospectuses, were as follows: Class A—2.07% and 2.01%; Class B—3.21% and 2.78%; Class C—2.76% and 2.76%; Class Y—1.77% and 1.77%; and Class P—1.80% and 1.76%. Class B shares were not operational as of November 28, 2010; ratios for Class B are annualized and reflect the limited operating history during the fiscal year ended July 31, 2010. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS Global AM. Upon termination of the agreement, however, UBS Global AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Class B shares commenced issuance on May 19, 2006, and had fully redeemed by April 8, 2010. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual PACE Select program fee of 2% of the value of Class P shares. Prior to June 14, 2010, the maximum annual PACE Select program fee was 1.5% of the value of Class P shares; however, the current maximum annual PACE Select program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns presented for the Class P shares shown above.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market  performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Barclays Capital Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

10  Effective November 28, 2010, the Portfolio's official benchmark had been changed from the MSCI World Free Index (net) to the Citigroup Three-Month US Treasury Bill Index in light of the investment strategies employed in pursuit of the Portfolio's investment objective.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$548.4
Number of holdings	1,039
Portfolio composition[1]	07/31/11
Common and preferred stocks	33.3%
Bonds and notes	30.6
ADRs, GDRs and SDRs	1.5
Investment companies	1.2
Investments sold short	(5.0)
Options, swaptions, futures, swaps and forward foreign currency contracts	(1.5)
Cash equivalents and other assets less liabilities	39.9
Total	100.0%
Top five countries (long holdings)[1]	07/31/11
United States	37.9%
Japan	4.3
United Kingdom	2.9
Canada	2.5
Mexico	1.6
Total	49.2%
Top five equity sectors (long holdings)[1]	07/31/11
Consumer discretionary	5.3%
Energy	5.0
Financials	4.8
Information technology	3.9
Materials	3.8
Total	22.8%

Top five countries (short holdings)[1]	07/31/11
Japan	(1.8)%
United States	(1.4)
Canada	(0.3)
Sweden	(0.3)
Spain	(0.3)
Total	(4.1)%
Top five equity sectors (short holdings)[1]	07/31/11
Financials	(1.7)%
Materials	(1.0)
Industrials	(0.4)
Energy	(0.4)
Consumer discretionary	(0.3)
Total	(3.8)%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

For a listing of portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 227.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	07/31/11
Eli Lilly & Co.	0.5%
Microsoft Corp.	0.5
Chevron Corp.	0.5
KDDI Corp.	0.5
Idemitsu Kosan Co. Ltd.	0.5
TonenGeneral Sekiyu KK	0.4
The Link REIT	0.4
Apple, Inc.	0.4
Lawson, Inc.	0.4
AmerisourceBergen Corp.	0.4
Total	4.5%

Top ten equity holdings (short holdings)[1,2]	07/31/11
Daiwa Securities Group, Inc.	(0.3)%
Nomura Holdings, Inc.	(0.3)
NGK Insulators Ltd.	(0.3)
The Dai-ichi Life Insurance Co. Ltd.	(0.3)
Hennes & Mauritz AB	(0.3)
Vulcan Materials Co.	(0.2)
Acciona SA	(0.2)
SBI Holdings, Inc.	(0.2)
Range Resources Corp.	(0.2)
NKSJ Holdings, Inc.	(0.2)
Total	(2.5)%

Top ten long-term fixed income holdings (long holdings)[1,2]	07/31/11
US Treasury Notes, 0.625%, 07/15/14	1.1%
US Treasury Inflation Index Notes (TIPS), 1.375%, 07/15/18	0.9
FNMA, 3.500%, 03/01/41	0.9
FNMA TBA, 3.500%	0.7
FNMA TBA, 4.000%	0.7
US Treasury Inflation Index Bonds (TIPS), 3.875%, 04/15/29	0.7
US Treasury Inflation Index Notes (TIPS), 0.625%, 04/15/13	0.5
US Treasury Inflation Index Notes (TIPS), 3.000%, 07/15/12	0.5
FHLMC REMIC, Seres 2882, Class UL, 4.500%, 02/15/19	0.5
US Treasury Inflation Index Notes (TIPS), 0.500%, 04/15/15	0.4
Total	6.9%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited)1

As a percentage of net assets as of July 31, 2011

Common stocks

Aerospace & defense	0.34%
Air freight & logistics	0.15
Airlines	0.38
Auto components	0.16
Automobiles	0.46
Beverages	0.29
Biotechnology	0.67
Building products	0.01
Capital markets	0.40
Chemicals	1.39
Commercial banks	1.84
Commercial services & supplies	0.20
Communications equipment	0.34
Computers & peripherals	0.46
Construction & engineering	0.11
Construction materials	0.05
Containers & packaging	0.19
Distributors	0.04
Diversified consumer services	0.13
Diversified financial services	0.48
Diversified telecommunication services	0.43
Electric utilities	0.10
Electrical equipment	0.41
Electronic equipment, instruments & components	0.11
Energy equipment & services	0.25
Food & staples retailing	1.10
Food products	0.86
Gas utilities	0.30
Health care equipment & supplies	0.20
Health care providers & services	0.84
Hotels, restaurants & leisure	0.91
Household durables	0.00	[2]
Independent power producers & energy traders	0.36
Industrial conglomerates	0.60
Insurance	0.42
Internet & catalog retail	0.56
Internet software & services	0.55
IT services	0.31
Leisure equipment & products	0.25
Life sciences tools & services	0.15
Machinery	0.97
Marine	0.10
Media	0.87
Metals & mining	1.94
Common stocks—(Concluded)

Multiline retail	0.60%
Oil, gas & consumable fuels	4.74
Paper & forest products	0.19
Personal products	0.02
Pharmaceuticals	1.71
Professional services	0.09
Real estate investment trusts	1.04
Real estate management & development	0.57
Road & rail	0.14
Semiconductors & semiconductor equipment	1.06
Software	1.10
Specialty retail	1.02
Textiles, apparel & luxury goods	0.33
Thrifts & mortgage finance	0.10
Tobacco	0.13
Trading companies & distributors	0.18
Transportation infrastructure	0.03
Wireless telecommunication services	0.89
Total common stocks	34.62

Preferred stocks

Chemicals	0.01
Household products	0.14
Total preferred stocks	0.15
Investment companies	1.18
US government obligations	5.93
Federal home loan mortgage corporation certificates	0.31
Federal national mortgage association certificates	3.96
Collateralized mortgage obligations	3.32
Asset-backed securities	3.64

Corporate notes

Aerospace & defense	0.02
Agriculture	0.07
Auto manufacturers	0.21
Auto parts & equipment	0.05
Banking non-US	1.70
Banking US	0.39
Beverages	0.07
Broadcast	0.01
Building materials	0.17
Cable	0.04

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2011

Corporate notes—(Continued)

Chemicals	0.18%
Commercial services	0.24
Consumer products-miscellaneous	0.08
Cosmetics/personal care	0.02
Distribution/wholesale	0.00	[2]
Diversified banking institution	0.74
Diversified financial services	0.98
Diversified operations	0.04
Electrical composition & equipment	0.03
Electric-generation	0.05
Electric-integrated	0.39
Energy-alternate sources	0.03
Engineering & construction	0.06
Environmental control	0.06
Food-misc/diversified	0.01
Food-retail	0.07
Gas-distribution	0.07
Healthcare-products	0.07
Healthcare-services	0.31
Independent power producer	0.02
Insurance	0.37
Internet	0.05
Machine tools & related products	0.01
Machinery-construction & mining	0.02
Machinery-diversified	0.05
Mining	0.08
Money center banks	0.50
Mortgage banks	0.26
Multimedia	0.01
Office supplies & forms	0.04
Oil & gas	0.33
Packaging & containers	0.09
Paper & forest products	0.05
Pipelines	0.13
Publishing	0.06
Real estate	0.11
Retail-discount	0.02
Retail-drug store	0.07
Retail-major department store	0.05
Savings & loans	0.03
Semiconductors	0.03
Software	0.03
Steel-producers	0.11

Corporate notes—(Concluded)

Telecommunications	1.05%
Transportation	0.02
Water	0.12
Total corporate notes	9.87
Municipal bonds and notes	0.93
Non-US government obligations	2.67
Time deposits	4.79
Certificates of deposit	1.46
Short-term US government obligations	16.69
Repurchase agreement	12.56

Options

Call options purchased	0.42
Put options purchased	0.78
Total options	1.20

Investments sold short
Common stocks

Airlines	(0.04)
Biotechnology	(0.11)
Capital markets	(0.83)
Commercial banks	(0.17)
Construction & engineering	(0.07)
Construction materials	(0.24)
Diversified telecommunication services	(0.06)
Electric utilities	(0.23)
Electrical equipment	(0.03)
Energy equipment & services	(0.12)
Household durables	(0.02)
Insurance	(0.69)
Machinery	(0.28)
Metals & mining	(0.71)
Multi-utilities	(0.02)
Oil, gas & consumable fuels	(0.27)
Paper & forest products	(0.04)
Semiconductors & semiconductor equipment	(0.09)
Specialty retail	(0.27)
Total common stocks	(4.29)
Federal national mortgage association certificates sold short	(0.71)
Total investments sold short	(5.00)
Other assets in excess of liabilities	1.72
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Weighting represents less than 0.005% of the Portolio's net assets as of July 31, 2011.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—34.62%
Australia—0.96%
Asciano Ltd.	11,544	$21,133
Brambles Ltd.	87,172	662,681
Caltex Australia Ltd.	96,180	1,126,707
CFS Retail Property Trust	835,990	1,587,475
GrainCorp Ltd.	5,658	48,864
Incitec Pivot Ltd.	57,618	250,121
Lynas Corp. Ltd.*	210,659	495,691
National Australia Bank Ltd.	23,916	629,446
Rio Tinto Ltd.	1,431	125,359
TABCORP Holdings Ltd.	92,162	325,643
Total Australia common stocks		5,273,120
Bermuda—0.60%
Arch Capital Group Ltd.*	19,645	664,001
Asian Citrus Holdings Ltd.	79,202	68,972
Bunge Ltd.	9,527	655,553
Cheung Kong Infrastructure Holdings Ltd.	40,000	230,450
China Green (Holdings) Ltd.	50,851	28,145
China Yurun Food Group Ltd.	24,350	76,345
Cosan Ltd., Class A	8,382	103,350
Cosco Pacific Ltd.	33,000	53,441
Digital China Holdings Ltd.	11,000	18,726
GOME Electrical Appliances Holdings Ltd.	927,000	436,789
Huabao International Holdings Ltd.	28,000	23,646
Lazard Ltd., Class A	6,608	222,029
Luk Fook Holdings International Ltd.	4,000	20,982
Orient Overseas International Ltd.	93,000	530,742
Shangri-La Asia Ltd.	53,444	138,018
Trinity Ltd.	16,000	17,783
Total Bermuda common stocks		3,288,972
Brazil—0.15%
Anhanguera Educacional Participacoes SA	17,600	341,480
Brasil Foods SA	4,007	76,220
Cosan SA Industria e Comercio	6,453	99,030
JBS SA*	8,147	24,375
SLC Agricola SA	8,222	91,188
Vale SA, ADR	5,370	174,203
Total Brazil common stocks		806,496
Canada—2.50%
Agrium, Inc.	2,561	224,109
Alimentation Couche Tard, Inc., Class B	10,200	321,869
Barrick Gold Corp.	12,180	579,403
Canadian National Railway Co.	468	35,091
Canadian Natural Resources Ltd.	10,600	427,074
Canadian Tire Corp. Ltd., Class A	6,900	421,893
Cenovus Energy, Inc.	19,149	736,138
CGI Group, Inc., Class A*	6,000	128,986
Empire Co. Ltd.	7,700	467,101
First Quantum Minerals Ltd.	2,201	305,138
Genworth MI Canada, Inc.	21,900	542,314

	Number of shares	Value
Common stocks—(Continued)
Canada—(Concluded)
George Weston Ltd.	28,600	$1,984,594
Goldcorp, Inc.	17,241	824,292
IAMGOLD Corp.	16,776	335,520
Ivanhoe Mines Ltd.*	11,682	306,419
Kinross Gold Corp.	36,728	600,136
Pacific Rubiales Energy Corp.	27,010	776,843
Potash Corp. of Saskatchewan, Inc.	13,390	773,031
Quadra FNX Mining Ltd.*	24,947	397,136
Research In Motion Ltd. (RIM)*	30,600	766,401
Sherritt International Corp.	54,800	342,411
Sino-Forest Corp.*	95,800	731,948
Teck Resources Ltd., Class B	1,352	66,988
Tim Hortons, Inc.	20,600	988,550
Yamana Gold, Inc.	16,376	212,561
Yellow Media, Inc.	190,400	414,498
Total Canada common stocks		13,710,444
Cayman Islands—0.63%
3SBio, Inc., ADR*	1,200	19,320
Alibaba.com Ltd.	56,786	79,282
ASM Pacific Technology Ltd.	18,649	204,290
AutoNavi Holdings Ltd., ADR*	2,200	36,432
Baidu, Inc., ADR*	3,312	520,216
Belle International Holdings Ltd.	138,000	303,010
China Kanghui Holdings, Inc., ADR*	1,500	32,685
China Modern Dairy Holdings Ltd.*	77,489	23,686
China ZhengTong Auto Services Holdings Ltd.*	3,000	3,958
Ctrip.com International Ltd., ADR*	2,220	102,342
Daphne International Holdings Ltd.	40,000	42,930
ENN Energy Holdings Ltd.	20,000	67,358
Global Education & Technology Group Ltd., ADR*	3,500	17,570
Hengan International Group Co. Ltd.	12,700	110,573
Hengdeli Holdings Ltd.	32,000	15,924
Home Inns & Hotels Management, Inc., ADR*	700	26,978
Intime Department Store Group Co. Ltd.	44,000	73,965
Kingdee International Software Group Co. Ltd.	332,000	194,267
Lifestyle International Holdings Ltd.	9,500	31,176
Lijun International Pharmaceutical (Holding) Co. Ltd.	149,000	26,374
Minth Group Ltd.	31,000	49,726
NetEase.com, Inc., ADR*	450	22,734
Parkson Retail Group Ltd.	60,315	85,008
PCD Stores Group Ltd.	94,000	22,734
Sands China Ltd.*	132,800	401,243
Simcere Pharmaceutical Group, ADR*	4,800	52,608
Sun King Power Electronics Group Ltd.*	6,000	853
TAL Education Group, ADR*	1,200	15,300
Tencent Holdings Ltd.	10,986	286,713

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Cayman Islands—(Concluded)
The United Laboratories International Holdings Ltd.	211,500	$218,261
Towngas China Co. Ltd.	34,000	18,164
Trauson Holdings Co. Ltd.	38,000	14,653
Wynn Macau Ltd.	92,800	325,483
Total Cayman Islands common stocks		3,445,816
Chile—0.21%
Banco Santander Chile, ADR	1,317	122,454
CAP SA	2,777	127,469
Cencosud SA	19,133	126,257
Empresa Nacional de Electricidad SA	55,105	98,766
Empresas CMPC SA	1,892	90,936
Empresas COPEC SA	5,383	95,600
Enersis SA, ADR	4,306	93,828
Lan Airlines SA, ADR	4,355	114,014
S.A.C.I. Falabella	13,314	128,629
Sociedad Quimica y Minera de Chile SA, ADR	2,374	152,696
Total Chile common stocks		1,150,649
China—0.36%
Angang Steel Co. Ltd., Class H	42,500	43,845
Anhui Conch Cement Co. Ltd., Class H	45,850	214,026
Bank of China Ltd., Class H	75,000	34,452
BYD Co. Ltd., Class H*	14,202	47,101
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., Class H	5,460	10,801
China Construction Bank Corp., Class H	359,110	288,630
China Merchants Bank Co. Ltd., Class H	24,055	56,952
China National Building Material Co. Ltd., Class H	2,216	4,435
China Pacific Insurance Group Co. Ltd., Class H	8,000	30,273
China Shenhua Energy Co. Ltd., Class H	43,000	215,188
China Shipping Development Co. Ltd., Class H	6,000	4,685
China Suntien Green Energy Corp., Class H	7,000	1,971
China Telecom Corp. Ltd., Class H	148,000	96,716
Chongqing Machinery & Electric Co. Ltd., Class H	92,000	26,972
Dongfeng Motor Group Co. Ltd., Class H	16,000	31,756
Huaneng Power International, Inc., Class H	106,000	52,005
Industrial & Commercial Bank of China, Class H	103,020	78,646
Jiangsu Expressway Co. Ltd., Class H	31,000	29,795

	Number of shares	Value
Common stocks—(Continued)
China—(Concluded)
PetroChina Co. Ltd., Class H	56,000	$79,604
Ping An Insurance (Group) Co. of China Ltd., Class H	10,910	106,537
Qingling Motors Co. Ltd., Class H	92,000	31,377
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	96,000	131,438
Shenzhen Expressway Co. Ltd., Class H	104,000	54,760
Sinopec Shanghai Petrochemical Co. Ltd., Class H	152,000	63,236
Sinopharm Group Co., Class H	5,600	16,280
Weichai Power Co. Ltd., Class H	10,000	54,624
Wumart Stores, Inc., Class H	2,406	6,042
Zhuzhou CSR Times Electric Co. Ltd., Class H	8,000	23,697
Zijin Mining Group Co. Ltd.	75,000	40,610
ZTE Corp., Class H	38,668	121,020
Total China common stocks		1,997,474
Colombia—0.05%
Almacenes Exito SA	3,645	48,793
Bancolombia SA, ADR	587	38,918
Cementos Argos SA	5,949	36,873
Ecopetrol SA, ADR	710	29,997
Grupo de Inversiones Suramericana	3,104	62,850
Interconexion Electrica SA	5,376	37,010
Inversiones Argos SA	3,500	35,867
Total Colombia common stocks		290,308
Denmark—0.19%
AP Moller - Maersk A/S, Class B	1	7,643
Pandora A/S	36,662	1,039,998
Total Denmark common stocks		1,047,641
France—0.56%
Aeroports de Paris (ADP)	342	31,013
Air Liquide SA	3,664	502,111
Alcatel-Lucent, ADR*	28,800	116,640
Christian Dior SA	1,728	275,311
Compagnie de Saint-Gobain	499	28,733
Peugeot SA	8,170	308,888
Safran SA	18,480	764,746
Societe Generale SA	9,871	487,037
Vallourec SA	4,919	498,986
Vinci SA	545	31,490
Total France common stocks		3,044,955
Germany—0.85%
Aixtron SE	6,370	172,064
Asian Bamboo AG	1,019	33,308
Bayerische Motoren Werke (BMW) AG	6,435	645,211
Commerzbank AG*	284,051	1,079,007
Deutsche Lufthansa AG	14,122	284,870
Deutsche Post AG	1,865	32,964
K+S AG	3,729	298,592

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Germany—(Concluded)
Kabel Deutschland Holding AG*	5,733	$323,281
Linde AG	4,025	722,536
Siemens AG	5,599	718,694
Symrise AG	12,494	341,727
Total Germany common stocks		4,652,254
Hong Kong—0.92%
Beijing Enterprises Holdings Ltd.	20,500	103,590
China Agri-Industries Holdings Ltd.	198,143	222,917
China Mobile Ltd.	18,500	184,322
China Overseas Land & Investment Ltd.	31,422	70,877
China Resources Enterprise Ltd.	16,000	69,530
China Unicom (Hong Kong) Ltd.	33,000	66,043
CNOOC Ltd.	80,000	178,222
Galaxy Entertainment Group Ltd.*	11,000	28,643
Hang Lung Properties Ltd.	25,671	95,186
Hong Kong Exchanges & Clearing Ltd.	8,348	171,961
Hutchison Whampoa Ltd.	2,317	26,951
Lenovo Group Ltd.	62,000	39,283
PCCW Ltd.	704,000	307,387
SJM Holdings Ltd.	439,000	1,110,068
The Link REIT	626,000	2,188,864
Wheelock & Co. Ltd.	41,000	176,695
Total Hong Kong common stocks		5,040,539
India—0.05%
Infosys Ltd., ADR	2,000	124,440
Jain Irrigation Systems Ltd.	3,329	13,046
JSW Steel Ltd.	2,084	36,435
Sterlite Industries (India) Ltd.	13,464	48,528
Tata Steel Ltd.	3,680	46,846
Total India common stocks		269,295
Indonesia—0.08%
PT Bumi Resources Tbk	503,500	180,097
PT United Tractors Tbk	74,121	237,348
Total Indonesia common stocks		417,445
Ireland—0.15%
Warner Chilcott PLC, Class A1	39,200	823,984
Isle of Man—0.02%
Genting Singapore PLC*	83,000	130,570
Israel—0.02%
Israel Chemicals Ltd.	7,617	127,448
Italy—0.31%
Eni SpA	58,566	1,269,793
Fiat Industrial SpA*	6,603	87,192
Prysmian SpA	18,317	338,193
Total Italy common stocks		1,695,178
Japan—4.31%
Alfresa Holdings Corp.	5,500	225,241
Amada Co. Ltd.	45,000	349,681

	Number of shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Coca-Cola West Co. Ltd.	6,600	$131,966
Cosmo Oil Co. Ltd.	106,000	319,018
Daito Trust Construction Co. Ltd.	19,500	1,876,959
DeNA Co. Ltd.	10,400	518,878
Denso Corp.	10,800	385,074
Dowa Holdings Co. Ltd.	59,000	396,244
Electric Power Development Co. Ltd.	61,100	1,610,739
Hankyu Hanshin Holdings, Inc.	5,761	23,182
Idemitsu Kosan Co. Ltd.	22,100	2,563,494
Inpex Corp.	55	426,922
Japan Retail Fund Investment Corp.	148	231,309
Japan Tobacco, Inc.	107	487,136
JX Holdings, Inc.	107,000	772,879
KDDI Corp.	345	2,566,948
Komatsu Ltd.	1,217	37,971
Kubota Corp.	38,000	344,509
Lawson, Inc.	38,000	2,055,162
Medipal Holdings Corp.	30,400	287,284
Miraca Holdings, Inc.	7,000	294,398
Mitsubishi Corp.	1,185	31,807
Mitsubishi Electric Corp.	1,817	21,455
Nippon Yusen Kabushiki Kaisha	4,920	18,068
Nomura Research Institute Ltd.	16,800	400,672
Oracle Corp. Japan	23,100	775,522
Osaka Gas Co. Ltd.	400,000	1,583,821
Santen Pharmaceutical Co. Ltd.	16,900	680,130
Softbank Corp.	24,000	936,617
Sumitomo Metal Mining Co. Ltd.	2,484	44,035
Sumitomo Mitsui Financial Group, Inc.	18,900	596,663
TonenGeneral Sekiyu KK	179,000	2,249,131
Toyota Tsusho Corp.	1,586	27,801
Yamada Denki Co. Ltd.	4,650	370,982
Total Japan common stocks		23,641,698
Jersey—0.14%
Shire PLC	22,484	778,662
Luxembourg—0.16%
ArcelorMittal	2,617	81,343
Evraz Group SA, GDR2,*	1,461	48,797
Millicom International Cellular SA, SDR	6,161	737,330
Total Luxembourg common stocks		867,470
Malaysia—0.04%
UEM Land Holdings Bhd*	262,200	229,620
Marshall Islands—0.03%
Scorpio Tankers, Inc.*	24,100	178,099
Mexico—0.01%
Grupo Mexico SAB de CV, Series B	18,564	68,484
Netherlands—0.14%
ASML Holding N.V.	11,051	392,905
Koninklijke Boskalis Westminster N.V.	8,170	343,151

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Netherlands—(Concluded)
Koninklijke Philips Electronics N.V.	994	$24,755
Total Netherlands common stocks		760,811
Norway—0.10%
DnB NOR ASA	36,947	536,354
Papua New Guinea—0.09%
Oil Search Ltd.	66,981	502,712
Philippines—0.24%
Aboitiz Power Corp.	109,182	84,120
Alliance Global Group, Inc.*	392,111	107,816
Ayala Corp.	7,851	60,720
Ayala Land, Inc.	322,569	128,342
Banco de Oro Unibank, Inc.	72,258	109,664
Bank of the Philippine Islands	42,161	59,675
Energy Development Corp.	720,709	116,007
Globe Telecom, Inc.	452	10,278
Jollibee Foods Corp.	20,840	43,042
Manila Electric Co.	12,890	85,345
Metropolitan Bank & Trust Co.	86,564	158,014
Philippine Long Distance Telephone Co.	1,820	102,892
Philippine Long Distance Telephone Co., ADR	2,241	126,841
SM Investments Corp.	6,045	77,822
SM Prime Holdings, Inc.	217,487	59,532
Total Philippines common stocks		1,330,110
Poland—0.01%
KGHM Polska Miedz SA	756	51,759
Portugal—0.18%
Galp Energia, SGPS SA, B Shares	30,594	689,193
Jeronimo Martins, SGPS SA	13,971	272,721
Total Portugal common stocks		961,914
Russia—0.81%
Gazprom, ADR*	114,970	1,685,460
LUKOIL, ADR	11,900	799,085
Mining and Metallurgical Co. Norilsk Nickel, ADR3,*	19,860	530,635
Mining and Metallurgical Co. Norilsk Nickel, ADR4,*	736	19,681
Novolipetsk Steel (NLMK), GDR[2]	1,317	49,387
Rosneft Oil Co., GDR[2]	46,000	392,380
Sberbank of Russia, ADR*	36,250	541,937
Uralkali, GDR2,3,*	4,841	238,279
Uralkali, GDR2,4,*	429	21,133
VTB Bank OJSC, GDR[2]	27,500	165,275
Total Russia common stocks		4,443,252
Singapore—0.94%
Ascendas Real Estate Investment Trust (A-REIT)	266,000	450,467
Avago Technologies Ltd.[1]	42,100	1,415,823
DBS Group Holdings Ltd.	36,728	472,556

	Number of shares	Value
Common stocks—(Continued)
Singapore—(Concluded)
First Resources Ltd.	58,310	$68,375
Fraser and Neave Ltd.	105,000	522,046
Jardine Cycle & Carriage Ltd.	6,000	240,488
StarHub Ltd.	55,000	128,848
UOL Group Ltd.	109,000	467,432
Wilmar International Ltd.	34,586	168,777
Yangzijiang Shipbuilding Holdings Ltd.	998,000	1,201,240
Total Singapore common stocks		5,136,052
South Africa—0.10%
AngloGold Ashanti Ltd., ADR	13,266	556,376
South Korea—0.38%
Hyundai Motor Co.	1,870	416,036
Samsung C&T Corp.	2,719	216,123
Samsung Electronics Co. Ltd.	1,027	820,821
Samsung Heavy Industries Co. Ltd.	14,920	606,419
Total South Korea common stocks		2,059,399
Spain—0.03%
ACS, Actividades de Contruccion y Servicios SA	681	28,700
Iberdrola SA	14,012	113,620
Total Spain common stocks		142,320
Sweden—0.11%
Sandvik AB	1,600	25,426
Swedbank AB, A Shares	33,569	587,511
Total Sweden common stocks		612,937
Switzerland—0.47%
ABB Ltd.*	1,463	34,981
Adecco SA*	551	33,028
Barry Callebaut AG*	377	397,635
Geberit AG*	181	42,656
Lonza Group AG*	5,676	482,780
Nestle SA	1,517	96,503
Novartis AG	8,465	518,926
Swiss Re Ltd.*	9,554	533,668
Syngenta AG*	418	133,310
Temenos Group AG*	13,650	326,783
Total Switzerland common stocks		2,600,270
Taiwan—0.19%
Delta Electronics, Inc.	53,997	190,981
Delta Electronics, Inc., GDR[2]	13,706	242,411
HON HAI Precision Industry Co. Ltd.	43,677	124,646
HTC Corp.	8,556	254,529
MediaTek, Inc.	4,989	44,646
Synnex Technology International Corp.	9,290	23,839
Taiwan Semiconductor Manufacturing Co. Ltd.	69,640	173,864
Total Taiwan common stocks		1,054,916

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
Turkey—0.16%
Akbank T.A.S.	18,652	$81,391
Arcelik AS	4,630	21,172
BIM Birlesik Magazalar AS	727	24,763
Coca-Cola Icecek AS	248	3,565
Enka Insaat ve Sanayi AS	8,413	23,048
Eregli Demir ve Celik Fabrikalari TAS (Erdemir)	22,302	52,623
Haci Omer Sabanci Holding AS	16,628	65,236
Koc Holding AS	15,533	65,030
Tupras-Turkiye Petrol Rafinerileri AS	2,558	62,235
Turk Hava Yollari Anonim Ortakligi (THY)*	28,131	52,505
Turk Telekomunikasyon AS	12,801	54,524
Turkcell Iletisim Hizmet AS (Turkcell), ADR*	6,040	77,312
Turkiye Garanti Bankasi AS	38,789	171,071
Turkiye Halk Bankasi AS, Class C	4,327	30,410
Turkiye Is Bankasi (Isbank)	24,158	69,283
Yapi ve Kredi Bankasi AS*	3,166	7,569
Total Turkey common stocks		861,737
United Kingdom—1.91%
Aberdeen Asset Management PLC	100,801	363,052
Anglo American PLC	1,985	93,544
Antofagasta PLC	2,660	60,920
ARM Holdings PLC, ADR	9,300	267,747
AstraZeneca PLC	38,197	1,855,939
BG Group PLC	33,672	792,029
BHP Billiton PLC	16,420	616,922
Chemring Group PLC	24,260	217,625
Cookson Group PLC	37,537	393,574
Croda International PLC	18,474	572,777
Eurasian Natural Resources Corp. PLC	3,828	48,037
GKN PLC	98,303	359,824
Jazztel PLC*	70,710	438,052
Kazakhmys PLC	2,251	49,273
Michael Page International PLC	56,855	465,632
Pearson PLC	30,703	588,737
Rexam PLC	174,254	1,058,307
Rio Tinto PLC	2,298	160,420
Schroders PLC	4,762	126,656
Telecity Group PLC*	31,194	281,852
The Weir Group PLC	18,391	636,234
Tullow Oil PLC	24,305	487,009
Vedanta Resources PLC	1,292	37,200
Xstrata PLC	23,866	501,463
Total United Kingdom common stocks		10,472,825
United States—15.46%
3M Co.	1,433	124,872
ACCO Brands Corp.*	51,600	442,212
Acuity Brands, Inc.	11,143	542,553
Advance Auto Parts, Inc.[1]	28,500	1,566,645
AGCO Corp.*	1,256	59,560

	Number of shares	Value
Common stocks—(Continued)
United States—(Continued)
Alleghany Corp.*	715	$235,528
Altera Corp.	19,364	791,600
Amazon.com, Inc.*	3,700	823,324
American International Group, Inc.1,*	16,700	479,290
AmerisourceBergen Corp.[1]	53,000	2,030,430
AMETEK, Inc.	8,300	352,750
Anadarko Petroleum Corp.	6,945	573,379
Annaly Capital Management, Inc.[1]	71,600	1,201,448
Apache Corp.	2,900	358,788
Apple, Inc.*	5,311	2,073,839
Arbitron, Inc.	28,550	1,116,876
Archer-Daniels-Midland Co.	5,100	154,938
AsiaInfo-Linkage, Inc.*	700	10,696
AT&T, Inc.	19,580	572,911
AutoZone, Inc.1,*	4,900	1,398,705
Bank of America Corp.	34,200	332,082
Belden, Inc.	23,000	847,550
Berkshire Hathaway, Inc., Class B*	3,700	274,429
Biogen Idec, Inc.1,*	17,500	1,782,725
BMC Software, Inc.*	2,900	125,338
C.H. Robinson Worldwide, Inc.	4,300	310,933
Carlisle Cos., Inc.	20,000	864,600
Caterpillar, Inc.	1,606	158,657
Celgene Corp.*	9,166	543,544
CenturyLink, Inc.	13,225	490,780
Cephalon, Inc.1,*	1,600	127,904
CF Industries Holdings, Inc.	7,697	1,195,498
Chevron Corp.[1]	24,900	2,590,098
Chipotle Mexican Grill, Inc.1,*	2,100	681,618
Citigroup, Inc.[1]	43,879	1,682,321
Citrix Systems, Inc.*	4,900	352,996
Coach, Inc.	3,200	206,592
Coca-Cola Enterprises, Inc.[1]	45,200	1,270,572
ConocoPhillips[1]	3,000	215,970
CONSOL Energy, Inc.	8,500	455,600
CSX Corp.	4,692	115,282
Cummins, Inc.	3,000	314,640
Deere & Co.	690	54,172
Deltic Timber Corp.	3,899	202,163
Dendreon Corp.*	13,187	486,600
Diebold, Inc.	6,300	190,512
eBay, Inc.*	7,400	242,350
Edwards Lifesciences Corp.1,*	3,600	256,860
Eli Lilly & Co.[1]	72,700	2,784,410
EMC Corp.*	8,000	208,640
Emerson Electric Co.	1,904	93,467
Endo Pharmaceuticals Holdings, Inc.*	7,100	264,475
EOG Resources, Inc.	8,500	867,000
Exxon Mobil Corp.[1]	12,400	989,396
FedEx Corp.	4,549	395,217
Fiserv, Inc.*	14,400	869,184
Flowserve Corp.	370	36,771
FMC Corp.	3,300	288,981

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Common stocks—(Continued)
United States—(Continued)
Forest Laboratories, Inc.*	3,500	$129,710
Freeport-McMoRan Copper & Gold, Inc.	5,438	287,996
GATX Corp.	17,678	697,044
General Electric Co.	5,774	103,412
General Mills, Inc.	4,349	162,435
General Motors Co.1,*	37,000	1,024,160
Gilead Sciences, Inc.1,*	12,900	546,444
Goodrich Corp.	2,400	228,336
Google, Inc., Class A*	946	571,091
Green Mountain Coffee Roasters, Inc.*	6,600	686,070
Halliburton Co.	17,509	958,268
Hologic, Inc.*	11,000	204,270
Honeywell International, Inc.	2,474	131,369
Intrepid Potash, Inc.*	1,193	39,667
Intuitive Surgical, Inc.*	1,200	480,660
J.C. Penney Co., Inc.[1]	24,800	762,848
Joy Global, Inc.	3,900	366,288
JPMorgan Chase & Co.	6,100	246,745
KBR, Inc.	4,874	173,758
KeyCorp[1]	212,400	1,707,696
L-3 Communications Holdings, Inc.	688	54,435
Lear Corp.	2,100	102,900
Liberty Global, Inc., Series C*	21,800	871,346
Limited Brands, Inc.[1]	19,600	742,056
Lockheed Martin Corp.	728	55,131
Lorillard, Inc.[1]	2,200	233,684
Lululemon Athletica, Inc.*	3,400	205,836
Macy's, Inc.[1]	54,900	1,584,963
Mattel, Inc.	51,200	1,364,992
Maxim Integrated Products, Inc.	37,300	856,408
Mead Johnson Nutrition Co., Class A	7,673	547,622
Microsoft Corp.[1]	96,500	2,644,100
Molycorp, Inc.*	12,147	772,914
Monsanto Co.	15,003	1,102,420
Netflix, Inc.1,*	6,400	1,702,336
Newmont Mining Corp.	11,996	667,098
Nordstrom, Inc.	4,100	205,656
Occidental Petroleum Corp.	8,462	830,799
ON Semiconductor Corp.*	52,243	453,992
OpenTable, Inc.*	3,945	279,543
Pall Corp.	4,000	198,320
Peabody Energy Corp.	2,800	160,916
Penn National Gaming, Inc.*	9,172	384,582
PepsiCo, Inc.	3,098	198,396
Pfizer, Inc.	39,589	761,692
Pharmaceutical Product Development, Inc.[1]	11,000	317,130
Plains Exploration & Production Co.*	10,500	409,605
Precision Castparts Corp.	379	61,163
Priceline.com, Inc.*	1,000	537,650
QUALCOMM, Inc.	11,277	617,754
Ralcorp Holdings, Inc.*	7,300	631,450

	Number of shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Range Resources Corp.	5,700	$371,412
Raytheon Co.	1,914	85,613
RealD, Inc.*	18,432	285,327
Safeway, Inc.[1]	31,400	633,338
Salesforce.com, Inc.*	3,600	520,956
SEACOR Holdings, Inc.	3,850	386,386
Sirius XM Radio, Inc.*	207,900	438,669
Skyworks Solutions, Inc.*	8,400	212,604
Smithfield Foods, Inc.*	5,724	126,042
Sohu.com, Inc.*	2,423	218,312
Sotheby's	7,558	320,081
Southern Copper Corp.	1,909	65,211
Southwest Airlines Co.[1]	163,700	1,630,452
Teavana Holdings, Inc.*	200	5,640
Teradata Corp.*	3,660	201,154
The Boeing Co.	1,536	108,242
The Charles Schwab Corp.	29,377	438,599
The Goldman Sachs Group, Inc.	7,735	1,043,993
The Mosaic Co.	4,665	329,909
Tiffany & Co.	2,600	206,934
Time Warner, Inc.	15,793	555,282
Tyson Foods, Inc., Class A	6,976	122,499
Union Pacific Corp.	5,835	597,971
United Parcel Service, Inc., Class B	1,599	110,683
United Technologies Corp.	1,722	142,650
UnitedHealth Group, Inc.[1]	35,400	1,756,902
Urban Outfitters, Inc.*	16,071	522,950
US Bancorp	10,400	271,024
Valero Energy Corp.[1]	36,500	916,880
Verizon Communications, Inc.[1]	9,300	328,197
Vertex Pharmaceuticals, Inc.*	2,700	140,022
Virgin Media, Inc.	18,486	489,140
VMware, Inc., Class A*	5,700	571,938
Walter Energy, Inc.	2,018	247,346
Watson Pharmaceuticals, Inc.1,*	7,000	469,910
Websense, Inc.*	7,300	165,564
Wells Fargo & Co.	60,949	1,702,915
Weyerhaeuser Co.	1,224	24,468
Whiting Petroleum Corp.*	5,700	334,020
Wynn Resorts Ltd.	1,900	291,992
Zep, Inc.	12,200	228,750
Total United States common stocks		84,765,404
Total common stocks (cost—$182,753,055)		189,825,769
Preferred stocks—0.15%
Brazil—0.01%
Vale Fertilizantes SA	4,143	63,767
Germany—0.14%
Henkel AG & Co. KGaA	11,487	775,643
Total preferred stocks (cost—$767,865)		839,410

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of shares	Value
Investment companies—1.18%
United States—1.18%
Consumer Discretionary Select Sector SPDR Fund	13,877	$549,807
Health Care Select Sector SPDR Fund	85,477	2,919,039
iShares MSCI South Korea Index Fund	39,635	2,603,227
Market Vectors Gold Miners ETF	6,699	381,441
Total investment companies (cost—$6,332,461)		6,453,514
	Face amount[5]
US government obligations—5.93%
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28	1,682,281	1,885,733
2.125%, due 02/15/40	1,484,326	1,746,635
2.125%, due 02/15/41	515,885	609,453
2.375%, due 01/15/25	1,450,294	1,759,955
3.875%, due 04/15/29	2,638,714	3,846,957
US Treasury Inflation Index Notes (TIPS) 0.500%, due 04/15/15	1,928,681	2,041,990
0.625%, due 04/15/13	2,878,548	2,973,450
1.250%, due 07/15/20	1,346,878	1,477,170
1.375%, due 07/15/18	4,444,428	4,961,093
1.625%, due 01/15/15	673,252	739,315
2.375%, due 01/15/17	1,501,050	1,748,372
3.000%, due 07/15/12	2,638,776	2,740,411
US Treasury Notes 0.625%, due 07/15/14	6,000,000	6,013,140
Total US government obligations (cost—$31,425,599)		32,543,674
Federal home loan mortgage corporation certificates**—0.31%
FHLMC 4.500%, due 05/01/23	17,216	18,316
5.000%, due 11/01/16	7,070	7,587
5.000%, due 01/01/17	13,989	15,041
5.000%, due 02/01/17	33,800	36,379
5.000%, due 03/01/17	25,523	27,493
5.000%, due 04/01/17	59,059	63,865
5.000%, due 09/01/17	168,315	181,958
5.000%, due 10/01/17	371,757	401,217
5.000%, due 11/01/17	290,139	311,771
5.000%, due 12/01/17	80,033	86,544
5.000%, due 01/01/18	35,731	38,637
5.000%, due 02/01/18	119,826	129,510
5.000%, due 03/01/18	61,775	66,800
5.000%, due 04/01/18	49,949	54,011
5.000%, due 05/01/18	19,404	20,983
5.000%, due 06/01/18	20,068	21,700
5.000%, due 07/01/18	50,752	54,882
5.000%, due 08/01/18	18,577	20,090

	Face amount[5]	Value
Federal home loan mortgage corporation certificates**—(Concluded)
5.000%, due 10/01/18	8,244	$8,915
5.000%, due 11/01/18	13,605	14,712
5.500%, due 01/01/20	115,416	125,558
Total federal home loan mortgage corporation certificates (cost—$1,672,064)		1,705,969
Federal national mortgage association certificates**—3.96%
FNMA 2.800%, due 03/01/18	298,123	300,059
3.375%, due 11/01/20	298,464	299,746
3.416%, due 10/01/20	199,003	200,517
3.500%, due 03/01/41	4,964,470	4,859,807
3.632%, due 12/01/20	99,517	101,477
3.840%, due 05/01/18	210,000	221,553
4.000%, due 12/01/40	66,403	67,535
4.250%, due 01/01/21	297,972	315,570
4.270%, due 01/01/21	298,011	315,981
4.290%, due 02/01/21	198,917	210,987
4.301%, due 01/01/21	298,762	317,823
5.000%, due 09/01/17	22,676	24,517
5.000%, due 10/01/17	200,714	217,014
5.000%, due 12/01/17	1,061,837	1,148,062
5.000%, due 01/01/18	513,908	555,641
5.000%, due 02/01/18	544,745	588,980
5.000%, due 03/01/18	338,209	365,674
5.000%, due 04/01/18	511,535	551,104
5.000%, due 05/01/18	41,392	44,753
5.000%, due 06/01/18	40,667	43,970
5.000%, due 01/01/20	12,277	13,282
6.000%, due 03/01/32	147	164
6.000%, due 05/01/33	5,218	5,810
6.000%, due 12/01/33	2,992	3,328
6.000%, due 08/01/35	503	557
FNMA ARM 2.663%, due 11/01/34	781,719	826,088
2.678%, due 04/01/37	1,838,988	1,936,034
FNMA TBA 3.500%	4,000,000	4,111,875
4.000%	4,000,000	4,052,187
Total federal national mortgage association certificates (cost—$21,359,823)		21,700,095
Collateralized mortgage obligations—3.32%
American Home Mortgage Assets, Series 2006-3, Class 1A1 1.233%, due 10/25/46[6]	619,017	385,114
Series 2006-3, Class 2A11 1.203%, due 10/25/46[6]	668,910	354,682
Series 2006-4, Class 1A11 0.377%, due 10/25/46[6]	1,077,625	559,744
Series 2007-1, Class A1 0.963%, due 02/25/47[6]	652,244	317,636

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]	Value
Collateralized mortgage obligations—(Continued)
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 0.557%, due 10/25/34[6]	22,610	$20,433
Series 2005-4, Class 1A1 0.477%, due 11/25/45[6]	803,995	510,038
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 1.661%, due 05/17/60[6,7]	500,000	499,797
Series 2011-1A, Class 2A 1.534%, due 05/17/60[6,7]	500,000	500,350
Banc of America Funding Corp., Series 2007-D, Class 1A5 0.466% , due 06/20/47[6]	600,000	307,496
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000% , due 12/25/36	934,779	674,019
Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1 0.447%, due 12/25/35[6]	917,024	664,167
Series 2006-23CB, Class 1A6 6.000%, due 08/25/36	255,945	175,282
Series 2006-5T2, Class A3 6.000%, due 04/25/36	690,014	517,561
Countrywide Home Loan Mortgage Pass Through Trust. Series 2007-14, Class A19 6.000% , due 09/25/37	566,117	524,780
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1 6.500% , due 10/25/21	829,503	639,192
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2A 0.577%, due 11/19/44[6]	1,047,947	719,513
Series 2006-AR2, Class 2A1A 0.387%, due 11/19/37[6]	505,951	326,725
FHLMC Multifamily Structured Pass Through Certificates**, Series K011, Class A2 4.084% , due 11/25/20[6]	400,000	416,700
FHLMC REMIC**, Seres 2882, Class UL 4.500% , due 02/15/19	2,419,397	2,525,335
FNMA REMIC**, Series 2009-70, Class AL 5.000% , due 08/25/19	1,296,240	1,402,953
Fosse Master Issuer PLC, Series 2011-1A, Class A2 1.650% , due 10/18/54[6,7]	500,000	500,422
Greenpoint Mortgage Funding Trust, Series 2007-AR3, Class A1 0.407% , due 06/25/37[6]	512,822	351,621

	Face amount[5]		Value
Collateralized mortgage obligations—(Concluded)
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A 0.526% , due 06/20/35[6]		498,649	$397,570
Holmes Master Issuer PLC, Series 2010-1A, Class A2 1.649% , due 10/15/54[6,7]		100,000	100,145
Lehman Mortgage Trust, Series 2006-8, Class 2A1 0.607% , due 12/25/36[6]		1,172,614	546,621
NCUA Guaranteed Notes, Series 2011-R4, Class 1A 0.581%, due 03/06/20[6]		455,532	455,532
Series 2011-R5, Class 1A 0.581%, due 04/06/20[6]		460,401	460,743
Series 2011-R6, Class 1A 0.581%, due 05/07/20[6]		460,686	460,686
Permanent Master Issuer PLC, Series 2011-1A, Class 1A3 2.905% , due 07/15/42[6,7]	EUR	400,000	572,929
Residential Accredit Loans, Inc., Series 2007-QH9, Class A1 6.475% , due 11/25/37[6]		483,486	233,346
Residential Asset Securitization Trust, Series 2007-A2, Class 1A3 6.000% , due 04/25/37		741,943	586,684
Sequoia Mortgage Trust, Series 2004-10, Class A3A 0.765% , due 11/20/34[6]		101,232	88,655
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 1.073% , due 07/25/47[6]		760,000	495,104
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000% , due 06/25/37		1,111,015	925,871
Total collateralized mortgage obligations (cost—$20,716,085)			18,217,446
Asset-backed securities—3.64%
Access Group, Inc., Series 2002-1, Class A2 0.427%, due 09/25/25[6]		369,022	368,112
Series 2003-1, Class A2 0.507%, due 12/27/16[6]		426,118	425,479
AH Mortgage Advance Trust, Series SART-1, Class A1 2.630% , due 05/10/42[7]		300,000	300,750
Ally Master Owner Trust, Series 2010-1, Class A 1.957% , due 01/15/15[6,7]		800,000	813,594
Bank of America Auto Trust, Series 2009-2A, Class A3 2.130% , due 09/15/13[8,9]		594,341	597,499
BMW Floorplan Master Owner Trust, Series 2009-1A, Class A 1.357% , due 09/15/14[6,7]		500,000	504,358

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]	Value
Asset-backed securities—(Continued)
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A2 0.327%, due 12/26/18[6]	640,500	$634,972
Series 2005-2, Class A9 0.347%, due 12/26/17[6]	766,603	762,935
Series 2005-2, Class A10 0.367%, due 12/26/19[6]	600,000	585,571
Series 2005-3, Class A14 0.357%, due 09/25/23[6]	348,107	344,475
Series 2011-2, Class A2 1.097%, due 07/25/29[6]	600,000	594,683
Brazos Student Loan Finance Corp., Series 2010-1, Class A1 1.147% , due 06/25/35[6]	833,245	827,737
College Loan Corp. Trust, Series 2004-1, Class A3 0.413%, due 04/25/21[6]	817,249	815,416
Series 2005-1, Class A2 0.353%, due 07/25/24[6]	1,000,000	994,757
Series 2005-2, Class A2 0.359%, due 10/15/21[6]	180,534	179,706
Collegiate Funding Services Education Loan Trust, Series 2003-A, Class A2 0.546% , due 09/28/20[6]	68,205	68,197
Education Funding Capital Trust, Series 2003-3, Class A3 0.517%, due 03/16/20[6]	424,100	423,944
Series 2004-1, Class A2 0.407%, due 12/15/22[6]	438,342	435,079
Educational Funding of the South, Inc., Series 2011-1, Class A2 0.903% , due 04/25/35[6]	700,000	660,010
Ford Credit Floorplan Master Owner Trust, Series 2009-2, Class A 1.757%, due 09/15/14[6]	500,000	506,313
Series 2010-1, Class A 1.857%, due 12/15/14[6,7]	1,400,000	1,423,094
GCO Education Loan Funding Trust, Series 2005-1, Class A3L 0.337% , due 11/25/20[6]	661,277	659,249
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	43,103	32,230
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	83,177	60,648
Household Home Equity Loan Trust, Series 2007-3, Class APT 1.386% , due 11/20/36[6]	254,201	224,600
Nelnet Student Loan Corp., Series 2004-2A, Class A3 0.357% , due 11/25/15[6]	52,515	52,505

	Face amount[5]		Value
Asset-backed securities—(Concluded)
Northstar Education Finance, Inc., Series 2004-1, Class A3 0.423%, due 04/28/17[6]		122,500	$122,366
Series 2004-2, Class A1 0.373%, due 04/28/16[6]		577,576	560,411
Penarth Master Issuer, Series 2011-1A, Class A1 0.837% , due 05/18/15[6,7]		600,000	599,149
SLM Student Loan Trust, Series 2004-9, Class A4 0.383%, due 04/25/17[6]		132,127	132,050
Series 2007-1, Class A3 0.283%, due 07/25/18[6]		1,298,113	1,293,184
Series 2007-2, Class A2 0.253%, due 07/25/17[6]		356,540	353,440
Series 2011-2, Class A2 1.387%, due 10/25/34[6]		100,000	100,077
Student Loan Consolidation Center, Series 2011-1, Class A 1.407% , due 10/25/27[6,7]		289,693	290,612
Suntrust Student Loan Trust, Series 2006-1A, Class A2 0.353% , due 07/28/20[6,7]		432,730	430,975
US Education Loan Trust LLC, Series 2006-1, Class A2 0.384% , due 03/01/25[6,7]		397,096	395,566
Wachovia Student Loan Trust, Series 2005-1, Class A4 0.363% , due 07/27/20[6]		993,809	987,449
World Financial Network Credit Card Master Trust, Series 2006-A, Class A 0.337%, due 02/15/17[6,7]		1,000,000	989,261
Series 2009-B, Class A 3.790%, due 05/15/16		400,000	409,159
Total asset-backed securities (cost—$19,997,561)			19,959,612
Corporate notes—9.87%
Australia—0.14%
Australia & New Zealand Banking Group Ltd. 3.750%, due 03/10/17	EUR	80,000	116,277
5.125%, due 09/10/19	EUR	60,000	88,740
FMG Resources August 2006 Pty Ltd. 6.875%, due 02/01/18[7]		325,000	338,000
National Australia Bank Ltd. 3.750%, due 01/06/17	EUR	119,000	173,341
Santos Finance Ltd. 8.250%, due 09/22/70[6]	EUR	50,000	72,474
Total Australia corporate notes			788,832
Austria—0.02%
PE Paper Escrow GmbH 12.000%, due 08/01/14[7]		100,000	113,500

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]		Value
Corporate notes—(Continued)
Belgium—0.06%
Anheuser-Busch InBev SA 6.570%, due 02/27/14	EUR	150,000	$237,047
Fortis Bank SA/N.V. 4.625%, due 10/27/14[2,6,10]	EUR	50,000	62,182
Total Belgium corporate notes			299,229
Bermuda—0.02%
Digicel Ltd. 8.250%, due 09/01/17[7]		125,000	129,713
Canada—0.03%
TransCanada PipeLines Ltd. 6.350%, due 05/15/67[6]		175,000	179,253
Cayman Islands—0.21%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16	EUR	50,000	75,610
MUFG Capital Finance 1 Ltd. 6.346%, due 07/25/16[6,10]		300,000	314,061
MUFG Capital Finance 4 Ltd. 5.271%, due 01/25/17[6,10]	EUR	60,000	82,550
Resona Preferred Global Securities Cayman Ltd. 7.191%, due 07/30/15[6,7,10]		425,000	436,605
Thames Water Utilities Ltd. 3.250%, due 11/09/16	EUR	50,000	72,076
UPCB Finance III Ltd. 6.625%, due 07/01/20[7]		150,000	150,375
Total Cayman Islands corporate notes			1,131,277
Czech Republic—0.03%
CEZ AS 4.500%, due 06/29/20	EUR	100,000	145,617
Denmark—0.13%
AP Moller - Maersk A/S 4.375%, due 11/24/17	EUR	60,000	88,748
Carlsberg Breweries A/S 6.000%, due 05/28/14	EUR	50,000	77,894
Danske Bank A/S 4.100%, due 03/16/18[6]	EUR	60,000	80,196
4.750%, due 06/04/14	EUR	100,000	149,758
Dong Energy A/S 4.875%, due 05/07/14	EUR	80,000	121,800
7.750%, due 06/01/3010[6]	EUR	25,000	38,350
TDC A/S 4.375%, due 02/23/18[2]	EUR	100,000	149,164
Total Denmark corporate notes			705,910
France—0.90%
Alstom SA 4.000%, due 09/23/14	EUR	100,000	148,785
Areva SA 3.875%, due 09/23/16	EUR	100,000	144,453
ASF 7.375%, due 03/20/19	EUR	50,000	88,648

	Face amount[5]		Value
Corporate notes—(Continued)
France—(Concluded)
AXA SA 4.500%, due 01/23/15	EUR	50,000	$75,612
5.250%, due 04/16/40[6]	EUR	100,000	133,129
BNP Paribas SA 3.500%, due 03/07/16	EUR	100,000	144,869
Bouygues SA 3.641%, due 10/29/19	EUR	100,000	142,727
Carrefour SA 3.875%, due 04/25/21	EUR	50,000	69,536
Casino Guichard-Perrachon SA 4.379%, due 02/08/17	EUR	200,000	293,675
Cie de Financement Foncier 1.625%, due 07/23/12[7]		100,000	100,724
2.125%, due 04/22/13[7]		500,000	507,402
CNP Assurances 6.875%, due 09/30/41[6]	EUR	100,000	141,385
Credit Agricole SA 3.900%, due 04/19/21	EUR	100,000	127,125
Electricite de France 6.250%, due 01/25/21	EUR	100,000	172,702
France Telecom SA 3.375%, due 09/16/22	EUR	50,000	67,639
4.125%, due 01/23/19	EUR	100,000	149,104
8.125%, due 01/28/33	EUR	50,000	98,979
GDF Suez 3.500%, due 10/18/22	EUR	100,000	140,394
Lafarge SA 5.375%, due 11/29/18[11]	EUR	65,000	95,346
8.875%, due 05/27/14[11]	EUR	60,000	96,710
Lagardere SCA 4.875%, due 10/06/14	EUR	50,000	74,192
PPR 3.750%, due 04/08/15	EUR	170,000	251,261
RCI Banque SA 2.875%, due 07/23/12	EUR	140,000	201,377
3.250%, due 01/17/14[2]	EUR	30,000	43,217
4.000%, due 01/25/16	EUR	50,000	71,590
Schneider Electric SA 3.750%, due 07/12/18	EUR	100,000	146,370
Societe Fonciere Lyonnaise SA 4.625%, due 05/25/16	EUR	100,000	145,508
Societe Generale SA 3.750%, due 08/21/14	EUR	150,000	220,279
4.750%, due 03/02/21	EUR	100,000	146,409
9.375%, due 09/04/19[6,10]	EUR	50,000	74,720
Suez Environnement Co. 4.125%, due 06/24/22	EUR	50,000	74,515
4.820%, due 09/12/15[6,10]	EUR	50,000	70,408
Unibail-Rodamco SE 3.375%, due 03/11/15	EUR	90,000	131,736
Veolia Environnement 5.250%, due 04/24/14	EUR	160,000	246,163
Vivendi SA 4.250%, due 12/01/16	EUR	50,000	74,266
Total France corporate notes			4,910,955

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]		Value
Corporate notes—(Continued)
Germany—0.16%
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	$143,468
Metro AG 4.250%, due 02/22/17	EUR	100,000	148,785
Muenchener Rueckversicherungs AG 5.767%, due 06/12/17[6,10]	EUR	100,000	133,273
RWE AG 4.625%, due 09/28/15[6,10]	EUR	75,000	103,457
Thyssenkrupp AG 8.000%, due 06/18/14	EUR	120,000	194,528
Volkswagen Leasing GmbH 2.750%, due 07/13/15	EUR	100,000	143,312
Total Germany corporate notes			866,823
Ireland—0.28%
Ardagh Glass Finance PLC 9.250%, due 07/01/16[2]	EUR	50,000	76,874
Banesto Financial Product PLC 4.000%, due 05/08/12	EUR	60,000	86,605
Bord Gais Eireann 6.250%, due 06/16/14[11]	EUR	50,000	68,832
GE Capital European Funding 2.875%, due 09/17/15	EUR	40,000	57,400
3.750%, due 04/04/16	EUR	100,000	146,572
5.250%, due 01/31/13	EUR	200,000	299,272
6.000%, due 01/15/19	EUR	150,000	242,188
LeasePlan Finance N.V. 3.750%, due 03/18/13	EUR	60,000	86,947
Smurfit Kappa Acquisitions 7.250%, due 11/15/17[2]	EUR	60,000	87,076
The Governor & Co. of the Bank of Ireland 2.750%, due 03/02/12[8,9]		180,000	169,198
4.625%, due 04/08/13	EUR	20,000	25,002
Vimpel Communications 7.748%, due 02/02/21[7]		200,000	206,286
Total Ireland corporate notes			1,552,252
Italy—0.37%
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24	EUR	50,000	69,885
Atlantia SpA 5.625%, due 05/06/16	EUR	110,000	169,419
Banco Popolare SC 4.000%, due 04/06/13	EUR	100,000	140,795
6.000%, due 11/05/20	EUR	70,000	87,918
Enel SpA 5.250%, due 01/14/15	EUR	230,000	349,407
ENI SpA 3.500%, due 01/29/18	EUR	50,000	69,744
Intesa Sanpaolo SpA 3.375%, due 01/19/15	EUR	150,000	207,084
5.750%, due 05/28/18[6]	EUR	150,000	214,916
8.375%, due 10/14/19[6,10]	EUR	50,000	67,175

	Face amount[5]		Value
Corporate notes—(Continued)
Italy—(Concluded)
Telecom Italia SpA 6.750%, due 03/21/13	EUR	80,000	$121,834
8.250%, due 03/21/16	EUR	60,000	97,106
UniCredit SpA 4.250%, due 07/31/18	EUR	100,000	137,903
5.250%, due 04/30/23[2]	EUR	100,000	144,055
6.125%, due 04/19/21	EUR	130,000	172,841
Total Italy corporate notes			2,050,082
Jersey—0.10%
ASIF III Jersey Ltd. 4.750%, due 09/11/13	EUR	50,000	73,403
BAA Funding Ltd. 3.975%, due 02/15/12[2]	EUR	90,000	130,337
4.125%, due 10/12/16	EUR	50,000	73,072
HSBC Capital Funding LP 5.130%, due 03/29/16[6,10]	EUR	60,000	80,826
QBE Capital Funding III Ltd 7.250%, due 05/24/41[6,7]		200,000	203,829
Total Jersey corporate notes			561,467
Luxembourg—0.38%
ArcelorMittal 8.250%, due 06/03/13	EUR	50,000	78,654
9.375%, due 06/03/16	EUR	50,000	87,671
Fiat Finance & Trade Ltd. SA 9.000%, due 07/30/12	EUR	60,000	89,447
Fiat Industrial Finance Europe SA 6.250%, due 03/09/18	EUR	100,000	139,379
Finmeccanica Finance 5.750%, due 12/12/18	EUR	60,000	91,032
FMC Finance VII SA 5.250%, due 02/15/21[2]	EUR	60,000	83,628
Gazprom (Gaz Capital SA) 8.125%, due 02/04/15	EUR	50,000	81,472
9.250%, due 04/23/19[2]		250,000	320,625
Intelsat Jackson Holdings SA 7.250%, due 04/01/19[7]		400,000	405,000
Wind Acquisition Finance SA 7.250%, due 02/15/18[7]		400,000	399,000
7.375%, due 02/15/18[2]	EUR	100,000	142,612
Zinc Capital SA 8.875%, due 05/15/18[2]	EUR	100,000	142,253
Total Luxembourg corporate notes			2,060,773
Mexico—0.24%
America Movil SAB de C.V. 3.750%, due 06/28/17	EUR	100,000	145,730
Bank of New York Mellon SA Institucion de Banca Multiple 9.625%, due 05/02/21[7]		200,000	206,220
BBVA Bancomer SA Texas 7.250%, due 04/22/20[7]		325,000	344,656

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]		Value
Corporate notes—(Continued)
Mexico—(Concluded)
Cemex SAB de C.V. 5.246%, due 09/30/15[6,7]		540,000	$496,800
9.000%, due 01/11/18[8,9]		100,000	94,000
Total Mexico corporate notes			1,287,406
Netherlands—0.81%
ABN Amro Bank N.V. 4.250%, due 04/11/16	EUR	100,000	146,270
6.375%, due 04/27/21	EUR	100,000	146,424
Allianz Finance II BV 4.750%, due 07/22/19	EUR	50,000	76,522
5.750%, due 07/08/41[6]	EUR	100,000	138,369
6.125%, due 05/31/22[6]	EUR	100,000	144,030
BMW Finance N.V. 3.625%, due 01/29/18	EUR	100,000	145,929
4.000%, due 09/17/14	EUR	100,000	149,648
Conti-Gummi Finance BV 7.500%, due 09/15/17[2]	EUR	50,000	74,672
Daimler International Finance BV 7.875%, due 01/16/14	EUR	170,000	274,883
Deutsche Telekom International Finance BV 6.000%, due 01/20/17	EUR	100,000	162,472
E.ON International Finance BV 5.250%, due 09/08/15	EUR	40,000	62,988
EDP Finance BV 5.500%, due 02/18/14	EUR	80,000	107,024
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[6,10]	EUR	50,000	62,864
Elsevier Finance (ELM BV) 6.500%, due 04/02/13	EUR	50,000	76,540
Eureko BV 7.375%, due 06/16/14	EUR	50,000	79,515
HeidelbergCement Finance BV 8.000%, due 01/31/17	EUR	90,000	139,990
ING Bank N.V. 2.500%, due 01/14/16[7]		600,000	596,140
3.375%, due 03/03/15	EUR	120,000	174,021
4.625%, due 03/15/19[6]	EUR	60,000	86,687
KBC IFIMA N.V. 3.875%, due 03/31/15	EUR	90,000	126,578
4.375%, due 10/26/15	EUR	100,000	141,794
Koninklijke KPN N.V. 4.750%, due 01/17/17	EUR	120,000	183,481
LeasePlan Corp. N.V. 3.875%, due 09/16/15	EUR	50,000	71,754
Linde Finance BV 7.375%, due 07/14/66[6]	EUR	60,000	95,266
Metro Finance BV 9.375%, due 11/28/13	EUR	50,000	82,913
OI European Group BV 6.750%, due 09/15/20[2]	EUR	100,000	142,253
Portugal Telecom International Finance BV 3.750%, due 03/26/12	EUR	100,000	141,392

	Face amount[5]		Value
Corporate notes—(Continued)
Netherlands—(Concluded)
Rabobank Nederland 8.375%, due 07/26/16[6,10]		110,000	$117,975
RWE Finance BV 4.625%, due 07/23/14	EUR	100,000	152,510
Schlumberger Finance BV 2.750%, due 12/01/15	EUR	50,000	72,134
SNS Bank N.V. 3.625%, due 07/18/13	EUR	10,000	14,320
Telefonica Europe BV 5.875%, due 02/14/33	EUR	50,000	71,443
Ziggo Bond Co. 8.000%, due 05/15/18[2]	EUR	60,000	88,154
Ziggo Finance BV 6.125%, due 11/15/17[2]	EUR	50,000	70,408
Total Netherlands corporate notes			4,417,363
New Zealand—0.06%
Westpac Securities NZ Ltd. 3.875%, due 03/20/17	EUR	220,000	319,121
Norway—0.59%
DnB NOR Bank ASA 4.375%, due 02/24/21[2]	EUR	110,000	160,446
DnB NOR Boligkreditt 2.100%, due 10/14/15[7]		1,200,000	1,205,602
2.900%, due 03/29/16[7]		800,000	824,774
Nordea Eiendomskreditt AS 1.875%, due 04/07/14[7]		200,000	203,036
Sparebank 1 Boligkreditt AS 2.625%, due 05/27/16[7]		800,000	812,216
Total Norway corporate notes			3,206,074
Spain—0.28%
Banco Bilbao Vizcaya Argentaria SA 4.250%, due 03/30/15	EUR	100,000	141,934
BBVA Senior Finance SA 3.250%, due 04/23/15	EUR	100,000	136,359
Gas Natural Capital 4.125%, due 01/26/18	EUR	100,000	135,064
Iberdrola Finanzas SAU 3.875%, due 02/10/14	EUR	100,000	145,260
4.625%, due 04/07/17	EUR	100,000	146,653
4.875%, due 03/04/14	EUR	100,000	148,523
Santander International Debt SA 3.500%, due 08/12/14	EUR	100,000	140,775
Santander Issuances 5.435%, due 10/24/17[6]	EUR	150,000	202,729
Telefonica Emisiones SAU 3.661%, due 09/18/17	EUR	50,000	67,901
4.375%, due 02/02/16	EUR	100,000	143,963
5.580%, due 06/12/13	EUR	100,000	149,426
Total Spain corporate notes			1,558,587
Sweden—0.31%
Akzo Nobel Sweden Finance AB 7.750%, due 01/31/14[11]	EUR	100,000	161,158

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]		Value
Corporate notes—(Continued)
Sweden—(Concluded)
Nordea Bank AB 3.750%, due 02/24/17	EUR	90,000	$131,539
6.250%, due 09/10/18[6]	EUR	100,000	150,817
Sandvik AB 6.875%, due 02/25/14	EUR	50,000	79,066
Skandinaviska Enskilda Banken AB 2.500%, due 09/01/15	EUR	100,000	140,651
9.250%, due 03/13/15[6,10]	EUR	100,000	152,234
Stadshypotek AB 1.450%, due 09/30/13[7]		400,000	403,113
Svenska Handelsbanken AB 4.875%, due 03/25/14	EUR	90,000	137,353
Swedbank Hypotek AB 0.696%, due 03/28/14[6,7]		200,000	200,325
TeliaSonera AB 3.875%, due 10/01/25	EUR	50,000	66,346
Volvo Treasury AB 9.875%, due 02/27/14	EUR	60,000	101,054
Total Sweden corporate notes			1,723,656
Switzerland—0.02%
Credit Suisse London 4.750%, due 08/05/19	EUR	80,000	120,583
United Arab Emirates—0.03%
Dolphin Energy Ltd. 5.888%, due 06/15/19[7]		150,212	163,731
United Kingdom—1.03%
Anglian Water Services Financing PLC 4.625%, due 10/07/13	EUR	80,000	120,205
Anglo American Capital PLC 4.375%, due 12/02/16	EUR	60,000	88,999
Aviva PLC 5.250%, due 10/02/23[6]	EUR	60,000	86,430
5.700%, due 09/29/15[6,10]	EUR	40,000	51,154
Bank of Scotland PLC 5.000%, due 11/21/11[7]		800,000	809,194
5.250%, due 02/21/17[7]		200,000	215,963
Barclays Bank PLC 5.250%, due 05/27/14	EUR	150,000	227,980
6.000%, due 01/23/18	EUR	60,000	86,279
Brambles Finance PLC 4.625%, due 04/20/18	EUR	100,000	149,982
British Telecommunications PLC 6.125%, due 07/11/14	EUR	50,000	78,797
Experian Finance PLC 4.750%, due 02/04/20	EUR	50,000	75,692
FCE Bank PLC 4.750%, due 01/19/15	EUR	100,000	141,175
Hammerson PLC 4.875%, due 06/19/15	EUR	110,000	164,502
HSBC Bank PLC 3.125%, due 11/15/17	EUR	150,000	212,152
3.750%, due 11/30/16	EUR	100,000	147,690

	Face amount[5]		Value
Corporate notes—(Continued)
United Kingdom—(Concluded)
HSBC Holdings PLC 6.000%, due 06/10/19	EUR	65,000	$100,269
Imperial Tobacco Finance PLC 4.500%, due 07/05/18	EUR	100,000	146,222
7.250%, due 09/15/14	EUR	150,000	242,409
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19	EUR	50,000	95,195
Legal & General Group PLC 4.000%, due 06/08/25[6]	EUR	50,000	64,898
Lloyds TSB Bank PLC 4.500%, due 09/15/14[2]	EUR	100,000	146,607
6.250%, due 04/15/14	EUR	160,000	244,515
6.500%, due 03/24/20	EUR	90,000	120,406
Mondi Finance Ltd. 5.750%, due 04/03/17	EUR	60,000	87,201
National Grid PLC 6.500%, due 04/22/14	EUR	100,000	158,126
Nationwide Building Society 3.750%, due 01/20/15	EUR	50,000	71,671
6.750%, due 07/22/20	EUR	60,000	83,663
Rexam PLC 4.375%, due 03/15/13	EUR	110,000	161,893
Royal Bank of Scotland PLC 4.875%, due 01/20/17	EUR	170,000	244,420
6.000%, due 05/10/13	EUR	90,000	133,053
SABMiller PLC 4.500%, due 01/20/15	EUR	50,000	75,523
Scottish & Southern Energy PLC 5.025%, due 10/01/15[6,10]	EUR	50,000	70,947
6.125%, due 07/29/13	EUR	80,000	122,859
Standard Chartered PLC 5.750%, due 04/30/14	EUR	100,000	154,925
United Utilities Water PLC 4.250%, due 01/24/20	EUR	50,000	74,457
Virgin Media Finance PLC 9.500%, due 08/15/16		250,000	281,250
Vodafone Group PLC 4.750%, due 06/14/16	EUR	80,000	124,662
Total United Kingdom corporate notes			5,661,365
United States—3.65%
ACCO Brands Corp. 10.625%, due 03/15/15		175,000	195,344
AES Corp. 7.375%, due 07/01/21[8,9]		100,000	103,500
Ally Financial, Inc. 6.875%, due 09/15/11		750,000	754,277
ANZ Capital Trust II 5.360%, due 12/15/13[7,10]		400,000	406,000
Ashtead Capital, Inc. 9.000%, due 08/15/16[7]		250,000	260,000
Bank of America Corp. 4.750%, due 04/03/17	EUR	100,000	144,341
5.125%, due 09/26/14	EUR	100,000	150,286

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]		Value
Corporate notes—(Continued)
United States—(Continued)
BNP Paribas Capital Trust III 6.625%, due 10/23/11[6,10]	EUR	100,000	$141,175
Capital One Capital III 7.686%, due 08/15/36		401,000	410,022
Case New Holland, Inc. 7.750%, due 09/01/13		125,000	136,719
Casella Waste Systems, Inc. 11.000%, due 07/15/14		150,000	166,500
Charter Communications Operating LLC/Charter Communications Operating Capital 10.875%, due 09/15/14[7,11]		100,000	110,250
CHS/Community Health Systems 8.875%, due 07/15/15		250,000	258,437
Chubb Corp. 6.375%, due 03/29/67[6]		400,000	413,000
Cimarex Energy Co. 7.125%, due 05/01/17		50,000	52,625
Citigroup Capital XXI 8.300%, due 12/21/57[6]		335,000	344,212
Citigroup, Inc. 4.000%, due 11/26/15	EUR	100,000	144,533
4.750%, due 05/31/17[6]	EUR	90,000	120,352
7.375%, due 06/16/14	EUR	230,000	365,746
CommScope, Inc. 8.250%, due 01/15/19[7]		150,000	156,000
CVS Caremark Corp. 6.302%, due 06/01/37[6]		395,000	385,125
DJO Finance LLC/DJO Finance Corp. 10.875%, due 11/15/14		275,000	294,594
Enterprise Products Operating LLC 8.375%, due 08/01/66[6]		200,000	217,500
Equinix, Inc. 7.000%, due 07/15/21		250,000	260,000
Fidelity National Information Services, Inc. 7.875%, due 07/15/20		150,000	160,125
Ford Motor Co. 7.450%, due 07/16/31		425,000	484,423
Freescale Semiconductor, Inc. 8.050%, due 02/01/20[7]		150,000	151,125
Frontier Communications Corp. 8.250%, due 04/15/17		625,000	685,937
GE Capital Trust II 5.500%, due 09/15/67[2,6]	EUR	50,000	66,457
	Number of units
GMAC Capital Trust I 8.125%, due 02/15/40[12]		11,560	296,167
	Face amount[5]
Goodyear Tire & Rubber Co. 10.500%, due 05/15/16		162,000	182,453

	Face amount[5]		Value
Corporate notes—(Continued)
United States—(Continued)
HCA, Inc. 7.500%, due 02/15/22		350,000	$355,250
7.875%, due 02/15/20		125,000	135,313
9.250%, due 11/15/16		425,000	453,422
HSBC Bank USA N.A. 6.000%, due 08/15/40[6]	BRL	490,000	663,152
HSBC Finance Corp. 3.750%, due 11/04/15	EUR	100,000	146,823
Huntsman International LLC 5.500%, due 06/30/16		400,000	396,000
HVB Funding Trust VIII 7.055%, due 03/28/12[6,10]	EUR	55,000	76,263
IPALCO Enterprises, Inc. 5.000%, due 05/01/18[7]		100,000	99,248
JP Morgan Chase & Co. 6.125%, due 04/01/14	EUR	200,000	311,569
JP Morgan Chase Bank N.A. 4.625%, due 05/31/17[6]	EUR	150,000	213,309
Kraft Foods, Inc. 6.250%, due 03/20/15	EUR	50,000	79,733
Lyondell Chemical Co. 11.000%, due 05/01/18		300,000	339,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.750%, due 04/15/18		50,000	54,750
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	50,000	67,913
4.875%, due 05/30/14	EUR	100,000	149,448
MetLife Global Funding I 4.625%, due 05/16/17	EUR	50,000	75,606
Morgan Stanley 4.000%, due 11/17/15	EUR	255,000	364,780
4.500%, due 02/23/16	EUR	100,000	144,270
National City Preferred Capital Trust I 12.000%, due 12/10/12[6,10]		325,000	354,981
Newfield Exploration Co. 7.125%, due 05/15/18		100,000	107,000
Nielsen Finance LLC/Nielsen Finance Co. 11.500%, due 05/01/16		216,000	251,100
NRG Energy, Inc. 7.375%, due 01/15/17		100,000	104,875
Pemex Project Funding Master Trust 6.375%, due 08/05/16[2]	EUR	80,000	126,332
Plains Exploration & Production Co. 7.625%, due 06/01/18		250,000	268,750
Plastipak Holdings, Inc. 8.500%, due 12/15/15[7]		75,000	78,094
ProLogis LP 1.875%, due 11/15/37		175,000	173,469
Puget Sound Energy, Inc., Series A 6.974%, due 06/01/67[6]		150,000	154,482
Qwest Communications International, Inc. 8.000%, due 10/01/15		225,000	244,688

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]		Value
Corporate notes—(Continued)
United States—(Continued)
Range Resources Corp. 7.250%, due 05/01/18		50,000	$53,375
Regency Energy Partners LP/Regency Energy Finance Corp. 9.375%, due 06/01/16		250,000	279,687
Regions Bank 7.500%, due 05/15/18		250,000	261,509
Regions Financial Corp. 5.750%, due 06/15/15		125,000	124,219
Rensselaer Polytechnic Institute 5.600%, due 09/01/20		375,000	406,612
Reynolds Group Issuance/Reynold 6.875%, due 02/15/21[7]		250,000	240,000
8.250%, due 02/15/21[7]		100,000	92,250
8.500%, due 10/15/16[2,11]	EUR	60,000	87,723
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	130,000	231,723
Rock-Tenn Co. 5.625%, due 03/15/13		25,000	25,906
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.250%, due 02/01/21		125,000	129,063
10.000%, due 07/15/17[7]		175,000	197,313
SandRidge Energy, Inc. 7.500%, due 03/15/21[7]		400,000	420,000
SGS International, Inc. 12.000%, due 12/15/13		25,000	25,656
SLM Corp. 3.125%, due 09/17/12	EUR	50,000	70,984
6.250%, due 01/25/16		175,000	183,120
Springleaf Finance Corp. MTN 4.875%, due 07/15/12		125,000	124,531
Sprint Capital Corp. 6.900%, due 05/01/19		400,000	409,000
8.375%, due 03/15/12		125,000	129,688
Steel Dynamics, Inc. 7.750%, due 04/15/16		250,000	264,375
Swiss Re Treasury (US) 7.000%, due 05/19/14	EUR	50,000	79,793
Tenet Healthcare Corp. 9.000%, due 05/01/15		250,000	266,250
Terex Corp. 10.875%, due 06/01/16		75,000	86,063
The Procter & Gamble Co. 4.875%, due 05/11/27	EUR	75,000	114,894
Wachovia Corp. 4.375%, due 08/01/16	EUR	300,000	449,649
4.375%, due 11/27/18	EUR	50,000	71,927
Wal-Mart Stores, Inc. 4.875%, due 09/21/29	EUR	60,000	92,551
Windstream Corp. 7.750%, due 10/01/21		400,000	424,000
XM Satellite Radio, Inc. 13.000%, due 08/01/13[7]		50,000	58,625

	Face amount[5]		Value
Corporate notes—(Concluded)
United States—(Concluded)
ZFS Finance USA Trust IV 5.875%, due 05/09/32[6,8,9]		500,000	$504,315
Zurich Finance (USA), Inc. 5.750%, due 10/02/23[6]	EUR	80,000	116,018
Total United States corporate notes			20,028,414
Venezuela—0.02%
Petroleos de Venezuela SA 5.250%, due 04/12/17		60,000	38,700
8.500%, due 11/02/17[2]		100,000	76,000
Total Venezuela corporate notes			114,700
Total corporate notes (cost—$51,595,889)			54,096,683
Municipal bonds and notes—0.93%
United States—0.93%
Brazos Higher Education Authority, Series I-A-2 0.407% , due 06/27/22[6]		670,419	669,997
California (Build America Bonds) 7.500%, due 04/01/34		325,000	397,465
7.550%, due 04/01/39		675,000	837,817
7.625%, due 03/01/40		375,000	466,252
Illinois (Build America Bonds) 7.350% , due 07/01/35		225,000	253,076
Illinois Taxable Pension 5.100% , due 06/01/33		1,000,000	908,340
Pennsylvania Higher Education Assistance Agency Student Loan Revenue, Series 2, Class A-1 0.853% , due 04/25/19[6]		386,027	386,281
South Carolina Student Loan Corp. Education Loan Revenue, Series A-1 0.354% , due 12/03/18[6]		1,200,000	1,181,040
Total municipal bonds and notes (cost—$4,793,009)			5,100,268
Non-US government obligations—2.67%
Argentina—0.10%
Argentina Government Bond 0.010%, due 12/15/35[13]	EUR	2,680,000	575,708
Australia—0.17%
Australia Index Linked Government Bond 4.000%, due 08/20/20	AUD	500,000	949,888
Colombia—0.05%
Colombia Government International Bond 4.375%, due 07/12/21		260,000	267,540

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount[5]		Value
Non-US government obligations—(Concluded)
Germany—0.23%
Bundesrepublik Deutschland 6.250%, due 01/04/24	EUR	120,000	$233,223
Series 07 4.250%, due 07/04/17	EUR	25,000	40,476
Series 98 4.750%, due 07/04/28	EUR	100,000	171,724
Deutsche Bundesrepublik Inflation Linked Bond 1.750%, due 04/15/20	EUR	505,632	807,261
Total Germany			1,252,684
Malaysia—0.41%
Bank Negara Malaysia Monetary Notes 2.796%, due 09/27/11[14]	MYR	1,325,000	444,372
2.798%, due 09/22/11[14]	MYR	1,325,000	444,504
Malaysia Government Bond 3.434%, due 08/15/14	MYR	3,950,000	1,339,114
Total Malaysia			2,227,990
Mexico—1.33%
Mexican Bonos 6.500%, due 06/10/21	MXN	21,400,000	1,792,910
7.500%, due 06/03/27	MXN	21,522,700	1,878,338
8.500%, due 05/31/29	MXN	19,300,000	1,821,124
10.000%, due 12/05/24	MXN	16,700,000	1,802,320
Total Mexico			7,294,692
Qatar—0.09%
State of Qatar 5.250%, due 01/20/20[7]		470,000	515,825
South Africa—0.22%
South Africa Government Bond 6.750%, due 03/31/21	ZAR	2,285,000	307,938
10.500%, due 12/21/26	ZAR	5,050,000	884,585
Total South Africa			1,192,523
Venezuela—0.07%
Venezuela Government International Bond 7.750%, due 10/13/19[2]		130,000	93,600
8.250%, due 10/13/24[2]		270,000	182,250
9.000%, due 05/07/23[2]		110,000	79,200
9.250%, due 05/07/28[2]		40,000	28,200
Total Venezuela			383,250
Total non-US government obligations (cost—$14,175,039)			14,660,100
Time deposits—4.79%
BNP Paribas 0.120% , due 08/01/11		3,781,203	3,781,203
ING Bank N.V. 0.050% , due 08/01/11		4,291,244	4,291,244
JPMorgan Chase 0.050% , due 08/01/11		4,215,140	4,215,140

	Face amount[5]		Value
Time deposits—(Concluded)
Rabobank Nederland N.V. 0.040% , due 08/01/11		9,993,004	$9,993,004
Societe Generale, Cayman Islands 0.140% , due 08/01/11		3,979,801	3,979,801
Total time deposits (cost—$26,260,392)			26,260,392
Certificates of deposit—1.46%
Banking-non-US—1.46%
Dexia Bank Belgium SA 0.460% , due 08/23/11		4,000,000	4,000,000
UniCredit SpA London 0.390% , due 09/12/11		4,000,000	4,000,000
Total certificates of deposit (cost—$8,000,000)			8,000,000
Short-term US government obligations[15]—16.69%
US Treasury Bills 0.020%, due 08/18/11		31,150,000	31,147,259
0.039%, due 09/08/11[1]		52,353,000	52,348,183
0.022%, due 09/22/11[1]		8,000,000	7,999,136
Total short-term US government obligations (cost—$91,497,496)			91,494,578
Repurchase agreement—12.56%
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $342,762 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12, $49,265,277 US Treasury Bills, zero coupon due 08/04/11 and $19,430,113 US Treasury Notes, 2.375% to 2.625% due 02/29/16 to 07/31/17; (value—$70,271,602); proceeds: $68,893,057 (cost—$68,893,000)		68,893,000	68,893,000
	Number of contracts/ Notional amount
Options purchased—1.20%
Call options purchased—0.42%
Euro Stoxx 50 Index, strike @ 2,750, expires 09/16/11		168	133,735
GBP Call/EUR Put, strike @ EUR 1.33, expires 11/07/11	GBP	7,800,000	5,859
GBP Call/ZAR Put, strike @ ZAR 13.7, expires 10/19/11	GBP	3,700,000	3,882
S&P 500 Index, Strike @ 1,360, expires 08/20/11		38	12,540

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of contracts/ Notional amount		Value
Options purchased—(Continued)
Call options purchased—(Continued)
S&P 500 Index, Strike @ 1,600, expires 09/17/11		189	$945
USD Call/JPY Put, strike @ JPY 86, expires 12/10/15		1,000,000	51,978
USD Call/JPY Put, strike @ JPY 88, expires 05/16/14		1,250,000	44,989
USD Call/JPY Put, strike @ JPY 94, expires 08/15/13		11,700,000	191,697
3 month EURIBOR[16] Interest Rate Swap, strike @ 2.600%, expires 09/12/13 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 11/12/18	EUR	2,500,000	44,464
3 month EURIBOR[16] Interest Rate Swap, strike @ 2.600%, expires 11/01/13 (counterparty: Royal Bank of Scotland PLC; receive floating rate); underlying swap terminates 05/11/18	EUR	19,150,000	341,526
3 month USD LIBOR[17] Interest Rate Swap, strike @ 2.320%, expires 01/06/12 (counterparty: Deutsche Bank AG.; receive floating rate); underlying swap terminates 01/10/17		28,200,000	167,952
3 month USD LIBOR[17] Interest Rate Swap, strike @ 2.605%, expires 02/21/12 (counterparty: Citibank N.A.; receive floating rate); underlying swap terminates 02/23/17		5,600,000	30,668
3 month USD LIBOR[17] Interest Rate Swap, strike @ 2.703%, expires 07/06/12 (counterparty: Deutsche Bank AG.; receive floating rate); underlying swap terminates 07/10/17		26,300,000	307,269
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.510%, expires 06/27/12 (counterparty: Bank of America N.A.; receive floating rate); underlying swap terminates 06/29/22		12,000,000	357,205
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.510%, expires 06/27/12 (counterparty: Citibank N.A.; receive floating rate); underlying swap terminates 06/29/22		11,100,000	330,415

	Number of contracts/ Notional amount		Value
Options purchased—(Continued)
Call options purchased—(Concluded)
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.560%, expires 06/15/12 (counterparty: Citibank N.A.; receive floating rate); underlying swap terminates 06/19/22		2,200,000	$59,541
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.570%, expires 07/11/12 (counterparty: Bank of America N.A.; receive floating rate); underlying swap terminates 07/13/22		5,800,000	169,509
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.595%, expires 02/24/12 (counterparty: Citibank N.A.; receive floating rate); underlying swap terminates 02/28/22		3,900,000	57,897
Total call options purchased			2,312,071
Put options purchased—0.78%
GBP Put/EUR Call, strike @ EUR 1.19, expires 11/07/11	GBP	7,800,000	600,640
S&P 500 Index, strike @ 1,150, expires 09/17/11		189	192,780
S&P 500 Index, strike @ 1,150, expires 10/22/11		95	142,699
3 month USD LIBOR[17] Interest Rate Swap, strike @ 2.320%, expires 01/06/12 (counterparty: Deutsche Bank AG.; pay floating rate); underlying swap terminates 01/10/17		28,200,000	687,662
3 month USD LIBOR[17] Interest Rate Swap, strike @ 2.605%, expires 02/21/12 (counterparty: Citibank N.A.; pay floating rate); underlying swap terminates 02/23/17		5,600,000	188,044
3 month USD LIBOR[17] Interest Rate Swap, strike @ 2.703%, expires 07/06/12 (counterparty: Deutsche Bank AG.; pay floating rate); underlying swap terminates 07/10/17		26,300,000	835,322
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.510%, expires 06/27/12 (counterparty: Bank of America N.A.; pay floating rate); underlying swap terminates 06/29/22		12,000,000	548,359

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Number of contracts/ Notional amount	Value
Options purchased—(Concluded)
Put options purchased—(Concluded)
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.510%, expires 06/27/12 (counterparty: Citibank N.A.; pay floating rate); underlying swap terminates 06/29/22	11,100,000	$507,232
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.560%, expires 06/15/12 (counterparty: Citibank N.A.; pay floating rate); underlying swap terminates 06/19/22	2,200,000	106,084
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.570%, expires 07/11/12 (counterparty: Bank of America N.A.; pay floating rate); underlying swap terminates 07/13/22	5,800,000	282,314
3 month USD LIBOR[17] Interest Rate Swap, strike @ 3.595%, expires 02/24/12 (counterparty: Citibank N.A.; pay floating rate); underlying swap terminates 02/28/22	3,900,000	199,720
Total put options purchased		4,290,856
Total options purchased (cost—$7,465,638)		6,602,927
Total investments before investments sold short (cost—$557,704,976)—103.28%		566,353,437
	Number of shares
Investments sold short—(5.00)%
Common stocks—(4.29)%
Belgium—(0.14)%
Ageas	(375,107)	(769,906)
Canada—(0.30)%
Ivanhoe Mines Ltd.	(35,995)	(942,587)
Manulife Financial Corp.	(26,800)	(425,793)
Progress Energy Resources Corp.	(17,200)	(249,508)
Total Canada common stocks		(1,617,888)
Finland—(0.13)%
Outokumpu Oyj	(67,942)	(723,117)
France—(0.22)%
Alstom SA	(2,643)	(138,673)
Compagnie Generale de Geophysique-Veritas	(19,782)	(663,087)

	Number of shares	Value
Investments sold short—(Continued)
Common stocks—(Concluded)
France—(Concluded)
Iliad SA	(2,465)	$(315,831)
Veolia Environnement SA	(4,377)	(98,825)
Total France common stocks		(1,216,416)
Germany—(0.06)%
Salzgitter AG	(4,781)	(349,458)
Italy—(0.07)%
Banco Popolare Society Cooperativa	(184,521)	(353,792)
Japan—(1.84)%
Daiwa Securities Group, Inc.	(387,000)	(1,687,023)
NGK Insulators Ltd.	(85,000)	(1,555,928)
Nippon Paper Group, Inc.	(8,900)	(198,758)
NKSJ Holdings, Inc.	(166,000)	(1,101,335)
Nomura Holdings, Inc.	(337,500)	(1,646,108)
SBI Holdings, Inc.	(12,573)	(1,233,532)
Senshu Ikeda Holdings, Inc.	(371,900)	(574,235)
The Dai-ichi Life Insurance Co. Ltd.	(1,056)	(1,493,972)
Tokyo Steel Manufacturing Co. Ltd.	(57,100)	(585,951)
Total Japan common stocks		(10,076,842)
Jersey—(0.15)%
Glencore International PLC	(104,551)	(810,809)
Norway—(0.08)%
Norsk Hydro ASA	(63,875)	(453,006)
Spain—(0.27)%
Acciona SA	(12,446)	(1,284,601)
International Consolidated Airlines Group SA	(50,744)	(196,798)
Total Spain common stocks		(1,481,399)
Sweden—(0.27)%
Hennes & Mauritz AB, B Shares	(43,736)	(1,490,797)
Switzerland—(0.07)%
Foster Wheeler AG	(14,200)	(384,820)
United States—(0.69)%
Cree, Inc.	(15,000)	(492,900)
Human Genome Sciences, Inc.	(27,800)	(584,078)
Range Resources Corp.	(18,900)	(1,231,524)
Toll Brothers, Inc.	(6,600)	(131,736)
Vulcan Materials Co.	(38,800)	(1,330,452)
Total United States common stocks		(3,770,690)
Total common stocks (proceeds—$25,695,483)		(23,498,940)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

	Face amount	Value
Investments sold short—(Concluded)
Federal national mortgage association certificate**—(0.71)%
United States—(0.71)%
FNMA TBA 3.500% (proceeds—$3,842,500)	$(4,000,000)	$(3,911,250)
Total investments sold short (proceeds—$29,537,983)— (5.00)%		(27,410,190)
Other assets in excess of liabilities—1.72%		9,411,053
Net assets—100.00%		$548,354,300

Aggregate cost for federal income tax purposes before investments sold short was $560,742,278; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,492,986
Gross unrealized depreciation	(14,881,827)
Net unrealized appreciation	$5,611,159

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 227.

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2011, the value of these securities amounted to 0.72% of net assets.

3  Security is traded on the London Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  In US Dollars unless otherwise indicated.

6  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.68% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Illiquid securities representing 0.27% of net assets as of July 31, 2011.

9  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.27% of net assets as of July 31, 2011, are considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Step bond that converts to the noted fixed rate at a designated future date.

12  Represents a preferred security which trades as a bond. Coupon is variable and may periodically change. Security pays income on a quarterly basis.

13  GDP-linked bond.

14  Zero coupon bond. The interest rate represents annualized yield at date of purchase.

15  Rates shown are the discount rates at date of purchase.

16  3 Month EURIBOR at July 31, 2011 was 1.557%.

17  3 Month USD LIBOR at July 31, 2011 was 0.256%

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
94	S&P 500 Index, strike @ 1,350	09/17/11	$157,163	$(110,920)	$46,243
92	S&P 500 Index, strike @ 1,375	09/17/11	91,807	(51,152)	40,655
			$248,970	$(162,072)	$86,898
	Put options written
168	Euro Stoxx 50 Index, strike @ 2,600	09/16/11	163,363	(160,048)	3,315
95	S&P 500 Index, strike @ 1,225	10/22/11	265,801	(265,801)	—
123	S&P 500 Index, strike @ 1,250	09/17/11	202,223	(319,800)	(117,577)
			$631,387	$(745,649)	$(114,262)
			$880,357	$(907,721)	$(27,364)

Written option activity for the year ended July 31, 2011 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2010	224	$269,063
Options written	6,527	10,739,926
Options terminated in closing purchase transactions	(5,871)	(10,069,960)
Options expired prior to exercise	(308)	(58,672)
Options outstanding at July 31, 2011	572	$880,357

Swaptions and foreign exchange written options

Notional amount (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	1,000	3 Month EURIBOR[16] Interest Rate Swap, strike @ 2.70%; terminating 11/12/23	Royal Bank of Scotland PLC	Pay	09/12/13	$14,536	$(22,494)	$(7,958)
EUR	3,000	6 Month EURIBOR[18] Interest Rate Swap, strike @ 3.240%; terminating 08/17/21	Citibank N.A.	Pay	08/15/11	43,122	(17,932)	25,190
EUR	3,000	6 Month EURIBOR[18] Interest Rate Swap, strike @ 3.330%; terminating 08/24/21	Citibank N.A.	Pay	08/22/11	39,218	(13,286)	25,932
GBP	7,800	GBP Call/EUR Put, strike @ EUR 1.333	BNP Paribas	n/a	11/07/11	90,594	(5,859)	84,735
GBP	3,700	GBP Call/ZAR Put, strike @ ZAR 13.7	Royal Bank of Scotland PLC	n/a	10/19/11	91,477	(3,882)	87,595
USD	13,700	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 2.120%; terminating 01/30/17	Deutsche Bank AG	Pay	01/26/12	176,730	(138,588)	38,142
USD	10,100	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 2.178%; terminating 01/25/17	JPMorgan Chase Bank N.A.	Pay	01/23/12	135,340	(89,720)	45,620
USD	4,900	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 4.725%; terminating 07/22/26	Bank of America N.A.	Pay	07/20/16	352,310	(344,383)	7,927
USD	5,600	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 4.745%; terminating 07/22/26	Deutsche Bank AG	Pay	07/20/16	400,960	(389,916)	11,044
						$1,344,287	$(1,026,060)	$318,227

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Swaptions and foreign exchange written options—(concluded)

Notional amount (000)		Put options written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	10,200	3 Month EURIBOR[16] Interest Rate Swap, strike @ 2.70%; terminating 05/11/23	Royal Bank of Scotland PLC	Receive	11/01/13	$389,298	$(225,948)	$163,350
EUR	3,000	6 Month EURIBOR[18] Interest Rate Swap, strike @ 3.240%; terminating 08/17/21	Citibank N.A.	Receive	08/15/11	43,122	(54,551)	(11,429)
EUR	3,000	6 Month EURIIBOR[18] Interest Rate Swap, strike @ 3.330%; terminating 08/24/21	Citibank N.A.	Receive	08/22/11	39,218	(80,802)	(41,584)
GBP	7,800	GBP Put/EUR Call, strike @ EUR 1.19	BNP Paribas	n/a	11/07/11	470,464	(600,640)	(130,176)
USD	13,700	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 2.120%; terminating 01/30/17	Deutsche Bank AG	Receive	01/26/12	176,730	(234,698)	(57,968)
USD	10,100	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 2.178%; terminating 01/25/17	JPMorgan Chase Bank N.A.	Receive	01/23/12	135,340	(193,001)	(57,661)
USD	4,900	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 4.725%; terminating 07/22/26	Bank of America N.A.	Receive	07/20/16	352,310	(370,641)	(18,331)
USD	5,600	3 Month USD LIBOR[17] Interest Rate Swap, strike @ 4.745%; terminating 07/22/26	Deutsche Bank AG	Receive	07/20/16	400,960	(428,155)	(27,195)
USD	1,000	USD Put/JPY Call, strike @ JPY 68	Royal Bank of Scotland PLC	n/a	12/10/15	84,275	(93,904)	(9,629)
USD	1,250	USD Put/JPY Call, strike @ JPY 71	Barclays Bank PLC	n/a	05/16/14	67,475	(88,772)	(21,297)
USD	11,700	USD Put/JPY Call, strike @ JPY 75	Royal Bank of Scotland PLC	n/a	08/15/13	592,605	(864,074)	(271,469)
						$2,751,797	$(3,235,186)	$(483,389)
						$4,096,084	$(4,261,246)	$(165,162)

18  6 Month EURIBOR at July 31, 2011 was 1.801%.

Swaption and foreign exchange written option activity for the year ended July 31, 2011 was as follows:

Premiums received
Swaption and foreign exchange options outstanding at July 31, 2010	$—
Swaption and foreign exchange options written	5,824,950
Swaption and foreign exchange options terminated in closing purchase transactions	(1,590,648)
Swaption and foreign exchange options expired prior to exercise	(138,218)
Swaption and foreign exchange options outstanding at July 31, 2011	$4,096,084

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
145	USD	Ultra Long-Term US Treasury Bond Futures	September 2011	$18,569,599	$19,130,938	$561,339
67	USD	US Treasury Note 2 Year Futures	September 2011	14,720,496	14,734,766	14,270
10	USD	US Treasury Note 5 Year Futures	September 2011	1,204,439	1,214,453	10,014
662	USD	US Treasury Note 10 Year Futures	September 2011	81,258,889	83,205,125	1,946,236

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
7	AUD	ASX SPI 200 Index Futures	September 2011	$853,850	$841,385	$(12,465)
8	CAD	S&P TSE 60 Index Futures	September 2011	1,243,532	1,227,815	(15,717)
52	CHF	Swiss Market Index Futures	September 2011	4,257,838	3,826,440	(431,398)
13	EUR	AEX Index Futures	August 2011	1,237,628	1,223,980	(13,648)
50	EUR	CAC 40 Index Futures	August 2011	2,714,769	2,639,411	(75,358)
6	EUR	DAX Index Futures	September 2011	1,550,677	1,547,865	(2,812)
129	EUR	DJ Euro Stoxx 50 Index Futures	September 2011	5,137,027	4,956,876	(180,151)
33	EUR	FTSE MIB Index Futures	September 2011	4,684,335	4,369,846	(314,489)
10	EUR	IBEX 35 Index Futures	August 2011	1,377,404	1,379,448	2,044
90	GBP	FTSE 100 Index Futures	September 2011	8,663,092	8,545,730	(117,362)
1	GBP	FTSE 250 Index Futures	September 2011	193,043	188,871	(4,172)
18	HKD	Hang Seng Index Futures	August 2011	2,578,380	2,577,779	(601)
8	JPY	NIKKEI 225 Index Futures	September 2011	484,877	508,874	23,997
49	JPY	TOPIX Index Futures	September 2011	5,146,525	5,338,644	192,119
73	KRW	KOSPI 200 Index Futures	September 2011	9,639,146	9,629,588	(9,558)
2	SEK	OMX 30 Index Futures	August 2011	34,463	33,951	(512)
23	USD	MSCI Taiwan Index Futures	August 2011	692,151	689,080	(3,071)
19	USD	NIKKEI 225 Index Futures	September 2011	892,568	933,850	41,282
7	USD	Russell 2000 Mini Index Futures	September 2011	543,216	556,850	13,634
274	USD	S&P 500 E-Mini Index Futures	September 2011	17,838,422	17,651,080	(187,342)
Interest rate futures buy contracts:
1	AUD	Australian Treasury Bond 3 Year Futures	September 2011	114,330	114,766	436
358	EUR	German Euro Bund Futures	September 2011	64,563,200	67,063,201	2,500,001
50	GBP	United Kingdom Long Gilt 10 Year Futures	September 2011	10,112,999	10,266,760	153,761
2	JPY	Japan Government Bond 10 Year Futures	September 2011	3,661,899	3,674,828	12,929
233	JPY	Japan Government Bond 10 Year Mini Futures	September 2011	42,503,063	42,802,695	299,632
115	USD	90 Day Euro Dollar Futures	September 2011	28,640,834	28,642,188	1,354
1	USD	90 Day Euro Dollar Futures	December 2011	248,940	248,763	(177)
1	USD	90 Day Euro Dollar Futures	March 2012	248,802	248,663	(139)
1	USD	90 Day Euro Dollar Futures	June 2012	248,577	248,575	(2)
2	USD	90 Day Euro Dollar Futures	September 2012	496,504	496,850	346
3	USD	90 Day Euro Dollar Futures	December 2012	743,470	744,563	1,093
2	USD	90 Day Euro Dollar Futures	March 2013	494,855	495,850	995
2	USD	90 Day Euro Dollar Futures	June 2013	493,841	495,125	1,284
2	USD	90 Day Euro Dollar Futures	September 2013	492,743	494,175	1,432
2	USD	90 Day Euro Dollar Futures	December 2013	491,443	492,975	1,532
1	USD	90 Day Euro Dollar Futures	March 2014	245,002	245,875	873
1	USD	90 Day Euro Dollar Futures	June 2014	244,365	245,225	860
1	USD	90 Day Euro Dollar Futures	September 2014	243,841	244,575	734
1	USD	90 Day Euro Dollar Futures	December 2014	243,191	243,913	722
1	USD	90 Day Euro Dollar Futures	March 2015	242,603	243,288	685
1	USD	90 Day Euro Dollar Futures	June 2015	241,991	242,663	672
				$340,532,859	$344,948,161	$4,415,302

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
46	USD	Ultra Long US Treasury Bond Futures	September 2011	$5,934,750	$6,069,125	$(134,375)
65	USD	US Treasury Bond 30 Year Futures	September 2011	8,178,099	8,328,125	(150,026)
184	USD	US Treasury Note 2 Year Futures	September 2011	40,271,468	40,465,626	(194,158)
151	USD	US Treasury Note 10 Year Futures	September 2011	18,370,183	18,978,813	(608,630)
Index futures sell contracts:
48	AUD	ASX SPI 200 Index Futures	September 2011	5,964,717	5,769,497	195,220
8	CAD	S&P TSE 60 Index Futures	September 2011	1,267,605	1,227,815	39,790
3	EUR	AEX Index Futures	August 2011	288,685	282,457	6,228
17	EUR	DAX Index Futures	September 2011	4,395,475	4,385,618	9,857
235	EUR	DJ Euro Stoxx 50 Index Futures	September 2011	9,101,848	9,029,967	71,881
597	EUR	DJ Euro Stoxx Banks Futures	September 2011	6,784,176	6,138,198	645,978
4	EUR	FTSE MIB Index Futures	September 2011	552,402	529,678	22,724
4	EUR	IBEX 35 Index Futures	August 2011	572,929	551,779	21,150
13	HKD	Hang Seng Index Futures	August 2011	1,855,007	1,861,730	(6,723)
5	JPY	NIKKEI 225 Index Futures	September 2011	643,156	636,741	6,415
34	JPY	TOPIX Index Futures	September 2011	3,576,870	3,704,366	(127,496)
16	SEK	OMX 30 Index Futures	August 2011	278,526	271,607	6,919
28	SGD	MSCI Singapore Index Futures SGX	August 2011	1,679,669	1,696,631	(16,962)
161	USD	Russell 2000 Mini Index Futures	September 2011	12,569,089	12,807,550	(238,461)
Interest rate futures sell contracts:
548	AUD	Australian Treasury Bond 10 Year Futures	September 2011	63,959,701	65,853,911	(1,894,210)
402	CAD	Canadian Government Bond 10 Year Futures	September 2011	52,465,980	53,726,395	(1,260,415)
24	EUR	German Euro BOBL Futures	September 2011	4,107,970	4,121,663	(13,693)
23	EUR	German Euro Buxl Futures	September 2011	3,600,189	3,669,323	(69,134)
3	EUR	German Euro Schatz Futures	September 2011	466,002	467,463	(1,461)
1	GBP	3 Month Sterling Interest Rate Futures	September 2011	203,400	203,402	(2)
284	GBP	United Kingdom Long Gilt 10 Year Futures	September 2011	56,001,257	58,315,198	(2,313,941)
5	JPY	Japan Government Bond 10 Year Futures	September 2011	9,183,806	9,187,069	(3,263)
18	USD	90 Day Euro Dollar Futures	September 2011	4,482,569	4,483,125	(556)
18	USD	90 Day Euro Dollar Futures	December 2011	4,477,270	4,477,725	(455)
1,446	USD	90 Day Euro Dollar Futures	September 2012	358,627,483	359,222,550	(595,067)
109	USD	90 Day Euro Dollar Futures	March 2013	26,652,980	27,023,825	(370,845)
				$706,513,261	$713,486,972	$(6,973,711)
						$(2,558,409)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Bank of America N.A.	AUD	140,000	USD	146,853	09/21/11	$(6,003)
Bank of America N.A.	CHF	785,000	USD	958,544	09/21/11	(39,595)
Bank of America N.A. EU		980,000	USD	1,408,929	09/21/11	2,399
Bank of America N.A.	JPY	152,600,000	USD	1,909,661	09/21/11	(73,776)
Bank of America N.A.	NOK	17,382,000	USD	3,197,260	09/21/11	(21,013)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Bank of America N.A.	NZD	2,145,000	USD	1,764,977	09/21/11	$(113,662)
Bank of America N.A.	SEK	12,060,000	USD	1,905,976	09/21/11	(5,808)
Bank of America N.A.	SGD	1,565,000	USD	1,272,658	09/15/11	(27,191)
Bank of America N.A.	SGD	9,760,000	USD	7,957,585	09/21/11	(148,923)
Bank of America N.A.	TWD	29,514,000	USD	1,029,259	09/23/11	5,323
Bank of America N.A.	USD	1,734,982	AUD	1,645,000	09/21/11	61,076
Bank of America N.A.	USD	795,039	CHF	665,000	09/21/11	50,518
Bank of America N.A.	USD	619,871	EUR	435,000	09/15/11	4,553
Bank of America N.A.	USD	950,860	EUR	665,000	09/21/11	3,570
Bank of America N.A.	USD	1,591,465	GBP	995,000	09/21/11	40,920
Bank of America N.A.	USD	481,352	GBP	294,000	10/19/11	837
Bank of America N.A.	USD	2,066,381	JPY	167,200,000	09/21/11	106,821
Bank of America N.A.	USD	458,303	NOK	2,509,000	09/21/11	6,238
Bank of America N.A.	USD	805,799	NZD	970,000	09/21/11	43,749
Bank of America N.A.	USD	154,241	SGD	190,000	09/15/11	3,568
Bank of America N.A.	USD	8,602,001	SGD	10,570,000	09/21/11	177,280
Bank of America N.A.	USD	1,037,034	TWD	29,514,000	09/23/11	(13,098)
Barclays Bank PLC	AUD	39,439	USD	41,835	08/12/11	(1,443)
Barclays Bank PLC	AUD	1,495,000	USD	1,580,058	09/15/11	(53,469)
Barclays Bank PLC	AUD	890,000	USD	946,382	09/21/11	(25,346)
Barclays Bank PLC	CHF	230,000	USD	265,712	08/09/11	(26,546)
Barclays Bank PLC	CHF	135,000	USD	162,036	09/21/11	(9,619)
Barclays Bank PLC	CZK	36,837,000	PLN	6,000,000	08/17/11	(36,251)
Barclays Bank PLC	CZK	36,446,982	PLN	6,000,000	10/18/11	(25,520)
Barclays Bank PLC	EUR	697,936	USD	1,028,982	08/09/11	26,270
Barclays Bank PLC	EUR	3,847,611	USD	5,524,212	08/12/11	(3,226)
Barclays Bank PLC	EUR	2,162,427	USD	3,108,960	08/16/11	2,708
Barclays Bank PLC	EUR	118,795	USD	171,722	09/09/11	1,170
Barclays Bank PLC	EUR	545,000	USD	793,575	09/15/11	11,251
Barclays Bank PLC	EUR	4,120,795	USD	5,890,624	09/21/11	(23,682)
Barclays Bank PLC	EUR	450,000	USD	651,755	10/07/11	6,167
Barclays Bank PLC	EUR	608,000	USD	860,890	10/19/11	(11,095)
Barclays Bank PLC	GBP	2,532,519	USD	4,185,742	08/10/11	29,076
Barclays Bank PLC	GBP	201,830	USD	332,340	09/08/11	1,173
Barclays Bank PLC	GBP	495,000	USD	797,794	09/15/11	(14,350)
Barclays Bank PLC	GBP	1,470,000	USD	2,372,055	09/21/11	(39,609)
Barclays Bank PLC	GBP	139,921	USD	225,171	10/07/11	(4,343)
Barclays Bank PLC	GBP	2,310,000	USD	3,745,924	10/19/11	(42,705)
Barclays Bank PLC	JPY	77,700,000	USD	966,830	09/15/11	(43,019)
Barclays Bank PLC	JPY	342,347,507	USD	4,272,502	09/21/11	(177,201)
Barclays Bank PLC	JPY	50,000,000	USD	620,010	10/07/11	(29,980)
Barclays Bank PLC	NOK	70,000	USD	13,006	09/21/11	45
Barclays Bank PLC	SEK	4,300,000	USD	685,765	08/12/11	2,652
Barclays Bank PLC	SGD	450,000	USD	364,882	08/12/11	(8,850)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Barclays Bank PLC	SGD	376,000	USD	308,632	10/19/11	$(3,694)
Barclays Bank PLC	USD	316,952	CAD	305,000	09/21/11	1,919
Barclays Bank PLC	USD	336,748	CAD	320,000	10/07/11	(2,314)
Barclays Bank PLC	USD	2,079,950	CHF	1,735,000	09/21/11	126,129
Barclays Bank PLC	USD	76,398	EUR	53,839	09/09/11	897
Barclays Bank PLC	USD	481,246	EUR	330,000	09/21/11	(7,618)
Barclays Bank PLC	USD	955,715	GBP	585,000	09/15/11	4,093
Barclays Bank PLC	USD	4,304,498	GBP	2,675,000	09/21/11	84,075
Barclays Bank PLC	USD	2,286,049	GBP	1,421,000	10/19/11	44,532
Barclays Bank PLC	USD	297,986	JPY	23,594,831	08/26/11	8,599
Barclays Bank PLC	USD	654,496	JPY	52,200,000	09/15/11	23,935
Barclays Bank PLC	USD	8,576,948	JPY	691,600,000	09/21/11	412,207
Barclays Bank PLC	USD	2,344,105	KRW	2,494,831,000	10/19/11	9,375
Barclays Bank PLC	USD	1,119,100	SGD	1,375,000	09/15/11	22,940
Barclays Bank PLC	USD	957,908	SGD	1,170,000	09/21/11	13,876
Barclays Bank PLC	USD	3,684,703	SGD	4,489,000	10/19/11	44,103
BNP Paribas SA	AUD	4,357,835	USD	4,631,095	08/12/11	(150,997)
BNP Paribas SA	AUD	1,505,000	USD	1,574,034	09/21/11	(69,168)
BNP Paribas SA	CAD	550,000	USD	575,552	08/09/11	(4)
BNP Paribas SA	CAD	2,300,000	USD	2,377,492	08/12/11	(29,223)
BNP Paribas SA	CAD	1,245,000	USD	1,269,479	09/21/11	(32,143)
BNP Paribas SA	CHF	1,600,000	USD	1,825,607	08/12/11	(207,588)
BNP Paribas SA	DKK	1,200,000	USD	231,193	08/12/11	(198)
BNP Paribas SA	EUR	543,929	USD	778,195	08/12/11	(3,208)
BNP Paribas SA	EUR	153,399	USD	220,537	08/18/11	194
BNP Paribas SA	EUR	19,332,927	USD	27,914,309	09/09/11	158,423
BNP Paribas SA	EUR	2,685,000	USD	3,828,797	09/21/11	(24,807)
BNP Paribas SA	EUR	3,841,847	USD	5,421,742	10/21/11	(87,894)
BNP Paribas SA	EUR	700,000	USD	1,003,771	10/26/11	25
BNP Paribas SA	GBP	95,000	USD	152,918	09/21/11	(2,938)
BNP Paribas SA	HKD	3,900,000	USD	502,018	08/12/11	1,587
BNP Paribas SA	JPY	320,000,000	USD	3,965,259	08/12/11	(191,952)
BNP Paribas SA	JPY	89,800,000	USD	1,122,359	09/21/11	(44,828)
BNP Paribas SA	JPY	277,005,000	USD	3,501,681	10/19/11	(99,744)
BNP Paribas SA	NOK	1,000,000	USD	181,571	08/12/11	(4,043)
BNP Paribas SA	NOK	13,670,000	USD	2,530,029	09/15/11	(1,968)
BNP Paribas SA	NOK	23,262,000	USD	4,237,855	09/21/11	(69,098)
BNP Paribas SA	SEK	48,393,000	USD	7,536,936	09/21/11	(134,455)
BNP Paribas SA	USD	1,870,470	AUD	1,744,130	08/12/11	43,460
BNP Paribas SA	USD	1,747,616	CAD	1,705,000	09/21/11	34,928
BNP Paribas SA	USD	1,436,211	CHF	1,200,000	09/21/11	89,607
BNP Paribas SA	USD	495,562	EUR	350,000	08/12/11	7,244
BNP Paribas SA	USD	1,628,636	EUR	1,133,154	09/09/11	(1,790)
BNP Paribas SA	USD	2,544,658	EUR	1,770,000	09/21/11	(4,293)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP Paribas SA	USD	472,743	GBP	295,000	09/21/11	$11,231
BNP Paribas SA	USD	1,359,930	JPY	107,579,000	10/19/11	38,737
BNP Paribas SA	USD	952,269	NOK	5,300,000	09/15/11	29,412
BNP Paribas SA	USD	8,424,239	NOK	45,843,000	09/21/11	63,580
BNP Paribas SA	USD	475,726	SEK	2,950,000	09/15/11	(7,930)
BNP Paribas SA	USD	11,078,097	SEK	70,229,144	09/21/11	54,820
Brown Brothers Harriman & Co.	CHF	260,000	USD	307,721	09/21/11	(22,872)
Brown Brothers Harriman & Co.	GBP	585,000	USD	957,353	09/21/11	(2,391)
Brown Brothers Harriman & Co.	USD	5,858	CHF	5,000	09/21/11	500
Brown Brothers Harriman & Co.	USD	155,581	EUR	110,000	09/15/11	2,320
Brown Brothers Harriman & Co.	USD	1,590,722	GBP	980,000	09/21/11	17,055
Citibank N.A.	AUD	2,996,000	JPY	251,406,344	09/21/11	(3,434)
Citibank N.A.	AUD	2,024,000	USD	2,128,886	09/21/11	(80,974)
Citibank N.A.	CAD	1,685,000	USD	1,750,106	09/21/11	(11,528)
Citibank N.A.	CHF	1,310,000	USD	1,613,202	09/21/11	(52,483)
Citibank N.A.	EUR	980,000	NZD	1,739,882	09/21/11	117,298
Citibank N.A.	EUR	3,489,000	USD	5,013,231	09/21/11	5,699
Citibank N.A.	GBP	90,000	USD	145,183	09/15/11	(2,480)
Citibank N.A.	GBP	2,809,000	USD	4,532,519	09/21/11	(75,892)
Citibank N.A.	JPY	319,700,000	USD	3,986,466	09/21/11	(168,873)
Citibank N.A.	MXN	9,075,000	USD	771,933	10/19/11	4,229
Citibank N.A.	NOK	7,841,025	EUR	1,013,000	09/21/11	2,129
Citibank N.A.	NOK	18,432,000	USD	3,357,208	09/21/11	(55,472)
Citibank N.A.	NZD	5,675,000	USD	4,591,807	09/21/11	(378,485)
Citibank N.A.	SEK	20,109,786	USD	3,143,087	09/21/11	(44,772)
Citibank N.A.	USD	3,200,516	AUD	3,034,671	09/21/11	112,825
Citibank N.A.	USD	2,732,690	CAD	2,675,000	09/15/11	64,337
Citibank N.A.	USD	1,432,603	CAD	1,405,000	09/21/11	36,296
Citibank N.A.	USD	325,888	CHF	275,000	09/21/11	23,778
Citibank N.A.	USD	4,934,250	EUR	3,429,000	09/21/11	(12,832)
Citibank N.A.	USD	3,568,984	MXN	41,967,000	10/19/11	(18,762)
Citibank N.A.	USD	4,842,903	NOK	26,563,805	09/21/11	75,379
Citibank N.A.	USD	2,129,348	NOK	11,814,000	10/19/11	53,951
Citibank N.A.	USD	1,415,628	NZD	1,742,000	09/21/11	110,055
Citibank N.A.	USD	4,982,520	SEK	32,023,217	09/21/11	93,889
Credit Suisse London Branch	CAD	930,000	USD	952,898	09/21/11	(19,398)
Credit Suisse London Branch	CHF	592,287	GBP	444,000	09/21/11	(24,681)
Credit Suisse London Branch	CHF	130,000	USD	155,401	09/15/11	(9,882)
Credit Suisse London Branch	CHF	945,000	USD	1,131,343	09/21/11	(70,239)
Credit Suisse London Branch	EUR	2,440,000	USD	3,513,616	09/21/11	11,644
Credit Suisse London Branch	GBP	1,780,000	USD	2,863,072	09/21/11	(57,175)
Credit Suisse London Branch	JPY	153,300,000	USD	1,912,988	09/21/11	(79,547)
Credit Suisse London Branch	NOK	18,100,000	USD	3,323,424	09/21/11	(27,786)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Credit Suisse London Branch	NZD	1,535,000	USD	1,274,552	09/21/11	$(69,835)
Credit Suisse London Branch	TRY	1,544,000	USD	920,253	10/19/11	19,486
Credit Suisse London Branch	USD	5,736,587	CHF	4,775,000	09/21/11	334,897
Credit Suisse London Branch	USD	3,034,014	EUR	2,125,000	09/21/11	15,859
Credit Suisse London Branch	USD	953,354	JPY	77,100,000	09/21/11	48,763
Credit Suisse London Branch	USD	636,984	NZD	770,000	09/21/11	37,399
Credit Suisse London Branch	USD	1,117,813	SEK	7,200,000	09/21/11	23,551
Credit Suisse London Branch	USD	323,042	TRY	542,000	10/19/11	(6,840)
Deutsche Bank AG London	AUD	805,338	EUR	591,000	09/21/11	(31,067)
Deutsche Bank AG London	AUD	1,370,000	USD	1,414,855	09/21/11	(80,950)
Deutsche Bank AG London	AUD	160,000	USD	174,041	10/19/11	(34)
Deutsche Bank AG London	CAD	5,000	USD	5,119	09/15/11	(109)
Deutsche Bank AG London	CHF	5,480,000	USD	6,695,470	09/21/11	(272,432)
Deutsche Bank AG London	CNY	4,250,000	USD	660,194	03/30/12	(3,396)
Deutsche Bank AG London	EUR	1,445,000	CAD	1,942,846	09/21/11	(42,707)
Deutsche Bank AG London	EUR	219,999	USD	315,897	09/01/11	(15)
Deutsche Bank AG London	EUR	110,000	USD	157,892	09/21/11	16
Deutsche Bank AG London	EUR	1,044,000	USD	1,470,370	10/19/11	(26,921)
Deutsche Bank AG London	GBP	1,096,519	USD	1,752,530	08/05/11	(47,298)
Deutsche Bank AG London	GBP	2,070,000	USD	3,334,481	09/21/11	(61,536)
Deutsche Bank AG London	JPY	25,900,000	USD	318,816	09/21/11	(17,822)
Deutsche Bank AG London	NOK	7,710,000	USD	1,420,915	09/21/11	(6,590)
Deutsche Bank AG London	NZD	2,485,000	USD	2,060,636	09/21/11	(115,782)
Deutsche Bank AG London	SEK	2,950,000	USD	474,811	09/15/11	7,015
Deutsche Bank AG London	SEK	35,120,000	USD	5,539,567	09/21/11	(27,752)
Deutsche Bank AG London	SGD	5,875,000	USD	4,792,702	09/21/11	(86,983)
Deutsche Bank AG London	USD	2,212,519	AUD	2,105,000	09/21/11	85,780
Deutsche Bank AG London	USD	480,001	CHF	385,000	09/21/11	9,532
Deutsche Bank AG London	USD	1,438,846	CNY	9,223,000	03/30/12	1,224
Deutsche Bank AG London	USD	5,100,293	EUR	3,565,000	09/21/11	16,317
Deutsche Bank AG London	USD	388,718	EUR	276,000	10/19/11	7,117
Deutsche Bank AG London	USD	1,270,909	GBP	790,000	09/21/11	25,155
Deutsche Bank AG London	USD	2,227,677	JPY	177,000,000	09/21/11	72,902
Deutsche Bank AG London	USD	1,891,012	NOK	10,461,000	09/21/11	45,839
Deutsche Bank AG London	USD	4,924,931	NZD	5,995,000	09/21/11	325,624
Deutsche Bank AG London	USD	3,815,137	SEK	24,129,000	09/21/11	9,858
Deutsche Bank AG London	USD	1,117,504	SGD	1,350,000	09/21/11	3,785
Goldman Sachs International	AUD	450,000	USD	472,694	09/21/11	(18,629)
Goldman Sachs International	CAD	2,730,000	USD	2,861,927	09/21/11	7,766
Goldman Sachs International	CHF	385,000	USD	479,249	09/21/11	(10,284)
Goldman Sachs International	CHF	2,166,000	USD	2,654,184	10/19/11	(100,999)
Goldman Sachs International	GBP	895,000	USD	1,436,600	09/21/11	(31,726)
Goldman Sachs International	JPY	385,600,000	USD	4,758,902	09/21/11	(252,980)
Goldman Sachs International	JPY	122,672,000	USD	1,566,412	10/19/11	(28,483)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Goldman Sachs International	NOK	6,048,000	USD	1,105,586	09/21/11	$(14,199)
Goldman Sachs International	SEK	14,657,000	USD	2,256,655	09/21/11	(66,813)
Goldman Sachs International	USD	152,656	AUD	145,000	09/21/11	5,659
Goldman Sachs International	USD	1,823,404	CAD	1,746,000	10/19/11	823
Goldman Sachs International	USD	1,111,756	GBP	690,000	09/21/11	20,250
Goldman Sachs International	USD	1,287,641	JPY	103,300,000	09/21/11	55,013
Goldman Sachs International	USD	931,293	NOK	5,140,000	09/21/11	20,377
Goldman Sachs International	USD	1,665,801	NOK	9,302,000	10/19/11	53,266
Goldman Sachs International	USD	785,125	NZD	965,000	09/21/11	60,043
Goldman Sachs International	USD	2,339,212	SEK	15,134,000	09/21/11	59,871
HSBC Bank PLC	AUD	2,680,000	USD	2,797,840	09/21/11	(128,261)
HSBC Bank PLC	CHF	1,205,417	EUR	1,005,000	09/21/11	(90,296)
HSBC Bank PLC	CHF	594,683	GBP	443,000	09/21/11	(29,368)
HSBC Bank PLC	EUR	1,476,000	CHF	1,801,064	09/21/11	171,675
HSBC Bank PLC	EUR	4,029,000	SEK	37,043,537	09/21/11	89,685
HSBC Bank PLC	EUR	1,020,000	USD	1,443,814	09/21/11	(20,125)
HSBC Bank PLC	NOK	7,842,401	EUR	1,013,000	09/21/11	1,874
HSBC Bank PLC	NOK	12,797,600	USD	2,285,000	09/21/11	(84,472)
HSBC Bank PLC	NZD	1,757,000	USD	1,425,821	09/21/11	(112,998)
HSBC Bank PLC	SEK	30,168,100	USD	4,652,433	09/21/11	(129,898)
HSBC Bank PLC	USD	2,565,000	CHF	2,080,745	09/21/11	80,699
HSBC Bank PLC	USD	4,419,801	EUR	3,098,708	09/21/11	27,571
HSBC Bank PLC	USD	5,251,000	NOK	28,464,495	09/21/11	19,193
HSBC Bank PLC	USD	1,478,000	SEK	9,287,542	09/21/11	(5,713)
HSBC Bank USA	AUD	1,350,000	USD	1,413,933	09/21/11	(60,035)
HSBC Bank USA	CHF	5,525,000	USD	6,538,249	09/21/11	(486,872)
HSBC Bank USA	GBP	1,590,000	USD	2,554,510	09/21/11	(54,025)
HSBC Bank USA	JPY	241,000,000	USD	3,028,837	09/21/11	(103,590)
HSBC Bank USA	MXN	27,461,000	USD	2,326,524	10/19/11	3,446
HSBC Bank USA	NZD	2,550,000	USD	2,059,915	09/21/11	(173,432)
HSBC Bank USA	SEK	4,140,000	USD	635,274	09/21/11	(21,010)
HSBC Bank USA	USD	473,237	CAD	465,000	09/21/11	12,912
HSBC Bank USA	USD	2,718,685	CHF	2,285,000	09/21/11	186,727
HSBC Bank USA	USD	1,120,792	GBP	695,000	09/21/11	19,417
HSBC Bank USA	USD	316,157	NZD	390,000	09/21/11	25,413
HSBC Bank USA	USD	54,204	PLN	156,000	10/19/11	1,421
HSBC Bank USA	USD	958,100	SGD	1,180,000	09/21/11	21,990
HSBC Bank USA	USD	447,381	ZAR	3,128,000	10/19/11	15,357
JPMorgan Chase Bank	AUD	290,000	USD	304,790	09/15/11	(12,081)
JPMorgan Chase Bank	AUD	1,520,000	USD	1,590,529	09/21/11	(69,050)
JPMorgan Chase Bank	BRL	882,000	USD	551,595	10/18/11	(7,075)
JPMorgan Chase Bank	CAD	155,000	USD	157,124	09/15/11	(4,946)
JPMorgan Chase Bank	CHF	3,747,358	USD	4,475,003	09/21/11	(289,818)
JPMorgan Chase Bank	CNY	21,782,000	USD	3,343,405	09/14/11	(38,972)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMorgan Chase Bank	CNY	10,503,000	USD	1,610,841	03/30/12	$(29,087)
JPMorgan Chase Bank	EUR	1,717,811	USD	2,467,472	09/01/11	747
JPMorgan Chase Bank	EUR	1,000,000	USD	1,421,010	09/21/11	(14,224)
JPMorgan Chase Bank	JPY	68,490,560	USD	864,780	08/26/11	(25,168)
JPMorgan Chase Bank	JPY	13,658,000	USD	173,298	10/19/11	(4,273)
JPMorgan Chase Bank	MXN	1,302,261	USD	111,247	09/30/11	894
JPMorgan Chase Bank	NOK	21,019,000	USD	3,831,868	09/21/11	(59,794)
JPMorgan Chase Bank	NOK	1,839,000	USD	326,067	10/19/11	(13,792)
JPMorgan Chase Bank	NZD	10,000	USD	8,132	09/21/11	(626)
JPMorgan Chase Bank	SEK	13,110,000	USD	2,060,807	09/21/11	(17,427)
JPMorgan Chase Bank	SGD	5,890,000	USD	4,779,627	09/21/11	(112,517)
JPMorgan Chase Bank	USD	1,743,522	AUD	1,650,000	09/21/11	57,995
JPMorgan Chase Bank	USD	338,848	AUD	319,000	10/19/11	8,213
JPMorgan Chase Bank	USD	161,240	BRL	260,000	10/19/11	3,395
JPMorgan Chase Bank	USD	723,000	CAD	684,009	09/21/11	(7,883)
JPMorgan Chase Bank	USD	2,878,659	CHF	2,329,806	09/21/11	83,724
JPMorgan Chase Bank	USD	4,736,511	CNY	31,317,000	09/14/11	126,491
JPMorgan Chase Bank	USD	2,195,912	CNY	14,504,000	03/30/12	68,727
JPMorgan Chase Bank	USD	2,336,584	CNY	14,856,000	12/07/12	10,070
JPMorgan Chase Bank	USD	693,623	EUR	482,888	09/01/11	(210)
JPMorgan Chase Bank	USD	953,459	EUR	670,000	09/21/11	8,148
JPMorgan Chase Bank	USD	1,557,042	GBP	974,370	08/05/11	42,289
JPMorgan Chase Bank	USD	625,067	GBP	390,000	09/21/11	14,763
JPMorgan Chase Bank	USD	3,664,071	JPY	293,580,000	09/08/11	151,233
JPMorgan Chase Bank	USD	650,189	KRW	706,625,000	09/09/11	18,227
JPMorgan Chase Bank	USD	1,197,590	NOK	6,620,000	09/15/11	28,586
JPMorgan Chase Bank	USD	6,236,317	NOK	33,768,169	09/21/11	15,851
JPMorgan Chase Bank	USD	635,701	NZD	785,000	09/15/11	52,131
JPMorgan Chase Bank	USD	627,050	NZD	785,000	09/21/11	60,470
JPMorgan Chase Bank	USD	217,331	NZD	256,000	10/19/11	6,391
JPMorgan Chase Bank	USD	1,129,155	SEK	7,290,000	09/21/11	26,476
JPMorgan Chase Bank	USD	2,467,384	SEK	16,151,000	10/19/11	88,968
JPMorgan Chase Bank	USD	4,469,978	SGD	5,480,000	09/21/11	81,627
JPMorgan Chase Bank	ZAR	7,888,905	USD	1,155,756	09/02/11	(19,360)
Morgan Stanley & Co., Inc.	EUR	450,000	USD	635,135	09/21/11	(10,721)
Morgan Stanley & Co., Inc.	GBP	485,000	USD	791,884	09/21/11	(3,801)
Morgan Stanley & Co., Inc.	NZD	920,000	USD	798,514	09/21/11	(7,242)
Morgan Stanley & Co., Inc.	SGD	380,000	USD	315,790	09/21/11	168
Morgan Stanley & Co., Inc.	USD	791,522	CAD	760,000	09/21/11	3,042
Morgan Stanley & Co., Inc.	USD	1,276,765	JPY	102,900,000	09/21/11	60,690
Morgan Stanley & Co., Inc.	USD	2,215,068	NOK	12,075,000	09/21/11	20,615
Morgan Stanley & Co., Inc.	USD	795,683	NZD	985,000	09/21/11	67,002
Morgan Stanley Capital Services, Inc.	AUD	41,805,539	USD	43,875,079	09/21/11	(1,769,400)
Morgan Stanley Capital Services, Inc.	CAD	9,796,536	USD	10,003,827	09/21/11	(238,256)
Morgan Stanley Capital Services, Inc.	CHF	43,486,084	USD	51,917,903	09/21/11	(3,375,310)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Morgan Stanley Capital Services, Inc.	EUR	10,203,705	USD	14,674,734	09/21/11	$30,028
Morgan Stanley Capital Services, Inc.	GBP	12,841,594	USD	20,602,637	09/21/11	(465,128)
Morgan Stanley Capital Services, Inc.	JPY	1,275,761,956	USD	15,928,015	09/21/11	(653,855)
Morgan Stanley Capital Services, Inc.	NZD	13,543,598	USD	11,057,149	09/21/11	(804,636)
Morgan Stanley Capital Services, Inc.	SEK	127,639,017	USD	19,834,675	09/21/11	(399,014)
Morgan Stanley Capital Services, Inc.	USD	8,919,187	AUD	8,313,540	09/21/11	157,772
Morgan Stanley Capital Services, Inc.	USD	6,661,079	CAD	6,380,152	09/21/11	9,243
Morgan Stanley Capital Services, Inc.	USD	17,101,685	CHF	14,108,909	09/21/11	838,006
Morgan Stanley Capital Services, Inc.	USD	29,659,815	EUR	20,769,723	09/21/11	149,602
Morgan Stanley Capital Services, Inc.	USD	47,898,161	GBP	29,400,161	09/21/11	335,389
Morgan Stanley Capital Services, Inc.	USD	7,186,720	JPY	578,411,376	09/21/11	331,252
Morgan Stanley Capital Services, Inc.	USD	25,286,493	NZD	30,834,195	09/21/11	1,718,783
Morgan Stanley Capital Services, Inc.	USD	28,675,468	SEK	180,825,105	09/21/11	(10,574)
Royal Bank of Canada	AUD	1,345,000	USD	1,411,876	09/21/11	(56,633)
Royal Bank of Canada	BRL	3,693,000	USD	2,328,970	10/19/11	(9,482)
Royal Bank of Canada	CAD	1,502,000	JPY	124,264,967	09/21/11	44,838
Royal Bank of Canada	CAD	780,000	USD	793,015	09/15/11	(22,567)
Royal Bank of Canada	CAD	8,746,022	USD	8,939,319	09/21/11	(204,473)
Royal Bank of Canada	CAD	441,000	USD	459,069	10/19/11	(1,689)
Royal Bank of Canada	EUR	2,422,000	USD	3,439,796	09/21/11	(36,342)
Royal Bank of Canada	GBP	885,000	USD	1,439,917	09/21/11	(12,004)
Royal Bank of Canada	JPY	57,552,501	CAD	703,000	09/21/11	(13,073)
Royal Bank of Canada	JPY	101,600,000	USD	1,267,249	09/21/11	(53,310)
Royal Bank of Canada	MXN	45,733,000	USD	3,873,368	10/19/11	4,560
Royal Bank of Canada	NOK	1,717,000	USD	316,889	09/21/11	(1,013)
Royal Bank of Canada	SEK	4,596,327	USD	710,000	09/21/11	(18,622)
Royal Bank of Canada	USD	5,850,237	AUD	5,482,000	09/21/11	135,167
Royal Bank of Canada	USD	2,149,855	BRL	3,433,000	10/19/11	23,962
Royal Bank of Canada	USD	957,649	CAD	940,000	09/15/11	25,231
Royal Bank of Canada	USD	12,783,388	CAD	12,372,871	09/21/11	152,203
Royal Bank of Canada	USD	3,286,100	CAD	3,154,000	10/19/11	9,209
Royal Bank of Canada	USD	3,200,390	CHF	2,680,000	09/21/11	207,271
Royal Bank of Canada	USD	1,429,917	EUR	1,019,000	09/21/11	32,587
Royal Bank of Canada	USD	3,191,878	GBP	1,950,000	09/21/11	7,269
Royal Bank of Canada	USD	318,066	JPY	25,500,000	09/15/11	13,352
Royal Bank of Canada	USD	3,349,623	JPY	262,800,000	09/21/11	66,151
Royal Bank of Canada	USD	3,093,083	MXN	36,473,000	10/19/11	(7,630)
Royal Bank of Canada	USD	312,489	NOK	1,750,000	09/15/11	11,651
Royal Bank of Canada	USD	4,057	NZD	5,000	09/21/11	322
Royal Bank of Canada	USD	4,058	SGD	5,000	09/21/11	95
Royal Bank of Scotland PLC	AUD	2,532,000	USD	2,690,192	09/21/11	(74,318)
Royal Bank of Scotland PLC	AUD	6,893,000	USD	7,265,980	10/19/11	(233,373)
Royal Bank of Scotland PLC	CHF	987,494	EUR	828,000	09/21/11	(67,240)
Royal Bank of Scotland PLC	CHF	1,681,904	USD	1,996,989	09/21/11	(141,578)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
Royal Bank of Scotland PLC	CZK	36,807,000	PLN	6,000,000	08/12/11	$(33,413)
Royal Bank of Scotland PLC	EUR	504,000	CAD	685,927	09/21/11	(6,235)
Royal Bank of Scotland PLC	EUR	1,007,000	JPY	112,161,674	09/21/11	12,554
Royal Bank of Scotland PLC	EUR	987,000	SEK	9,133,895	09/21/11	31,354
Royal Bank of Scotland PLC	EUR	11,310	USD	15,741	08/12/11	(506)
Royal Bank of Scotland PLC	EUR	2,162,661	USD	3,057,492	08/17/11	(49,029)
Royal Bank of Scotland PLC	EUR	4,585,754	USD	6,545,585	08/18/11	(41,408)
Royal Bank of Scotland PLC	EUR	99,731	USD	143,344	09/09/11	162
Royal Bank of Scotland PLC	EUR	3,215,000	USD	4,592,319	09/21/11	(21,959)
Royal Bank of Scotland PLC	GBP	1,314,000	JPY	169,801,781	09/21/11	51,287
Royal Bank of Scotland PLC	GBP	1,757,000	NOK	15,620,767	09/21/11	9,668
Royal Bank of Scotland PLC	GBP	1,783,000	USD	2,862,131	09/21/11	(63,037)
Royal Bank of Scotland PLC	GBP	832,000	USD	1,366,260	10/19/11	1,698
Royal Bank of Scotland PLC	JPY	115,372,522	CAD	1,372,000	09/21/11	(65,170)
Royal Bank of Scotland PLC	JPY	319,510,886	USD	4,089,253	09/21/11	(63,629)
Royal Bank of Scotland PLC	MXN	9,183,000	USD	781,791	10/19/11	4,951
Royal Bank of Scotland PLC	NOK	20,000	USD	3,663	09/21/11	(40)
Royal Bank of Scotland PLC	SEK	18,170,688	EUR	1,989,928	09/21/11	(24,455)
Royal Bank of Scotland PLC	SEK	14,941,145	USD	2,270,617	09/21/11	(97,895)
Royal Bank of Scotland PLC	USD	1,420,537	AUD	1,344,000	09/21/11	46,881
Royal Bank of Scotland PLC	USD	1,720,308	AUD	1,632,000	10/19/11	55,254
Royal Bank of Scotland PLC	USD	1,662,874	CAD	1,589,431	09/21/11	(1,156)
Royal Bank of Scotland PLC	USD	910,211	CAD	872,000	10/19/11	858
Royal Bank of Scotland PLC	USD	154,437	CHF	130,000	09/15/11	10,846
Royal Bank of Scotland PLC	USD	956,976	EUR	670,000	09/21/11	4,631
Royal Bank of Scotland PLC	USD	5,462,225	GBP	3,373,592	09/21/11	72,450
Royal Bank of Scotland PLC	USD	5,303,013	JPY	419,861,640	09/21/11	154,190
Royal Bank of Scotland PLC	USD	1,773,563	NZD	2,104,000	09/21/11	69,168
Royal Bank of Scotland PLC	USD	294,660	PLN	832,000	10/19/11	2,006
Royal Bank of Scotland PLC	USD	1,765,546	SEK	10,950,000	09/21/11	(29,722)
Standard Chartered Bank	JPY	51,100,000	USD	642,686	09/21/11	(21,492)
Standard Chartered Bank	USD	159,522	JPY	12,600,000	09/21/11	4,248
Standard Chartered Bank	USD	315,600	NZD	375,000	09/21/11	12,833
Standard Chartered Bank	USD	317,415	SGD	390,000	09/21/11	6,513
State Street Bank & Trust Co.	CHF	2,455,258	EUR	2,014,158	09/21/11	(231,110)
State Street Bank & Trust Co.	CHF	1,065,000	USD	1,271,293	09/21/11	(82,871)
State Street Bank & Trust Co.	EUR	220,000	USD	320,379	09/21/11	4,628
State Street Bank & Trust Co.	GBP	585,000	USD	960,313	09/21/11	569
State Street Bank & Trust Co.	NZD	390,000	USD	314,761	09/21/11	(26,809)
State Street Bank & Trust Co.	SEK	6,930,000	USD	1,104,639	09/21/11	6,077
State Street Bank & Trust Co.	USD	800,937	CHF	670,000	09/21/11	50,978
State Street Bank & Trust Co.	USD	5,180,166	EUR	3,587,000	09/16/11	(31,316)
State Street Bank & Trust Co.	USD	480,522	EUR	340,000	09/21/11	7,458
State Street Bank & Trust Co.	USD	3,506,252	GBP	2,165,000	09/21/11	45,621

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
State Street Bank & Trust Co.	USD	953,477	SEK	5,890,000	09/21/11	$(19,778)
Westpac Banking Corp.	AUD	8,125,000	USD	8,649,968	09/21/11	(221,138)
Westpac Banking Corp.	CAD	615,000	USD	637,185	09/21/11	(5,785)
Westpac Banking Corp.	GBP	200,000	USD	320,148	09/21/11	(7,970)
Westpac Banking Corp.	JPY	115,514,609	AUD	1,373,000	09/21/11	(2,335)
Westpac Banking Corp.	JPY	25,800,000	USD	320,321	09/21/11	(15,017)
Westpac Banking Corp.	NZD	785,000	USD	637,059	09/15/11	(50,773)
Westpac Banking Corp.	NZD	6,301,341	USD	5,136,063	09/21/11	(382,792)
Westpac Banking Corp.	NZD	2,679,000	USD	2,239,698	10/19/11	(101,518)
Westpac Banking Corp.	SGD	575,000	USD	477,614	09/21/11	28
Westpac Banking Corp.	USD	1,891,056	AUD	1,785,000	09/15/11	59,343
Westpac Banking Corp.	USD	9,058,094	AUD	8,540,000	09/21/11	266,121
Westpac Banking Corp.	USD	1,756,457	CAD	1,720,000	09/21/11	41,769
Westpac Banking Corp.	USD	478,724	CHF	390,000	09/21/11	17,167
Westpac Banking Corp.	USD	1,117,253	EUR	780,000	09/21/11	2,229
Westpac Banking Corp.	USD	4,355,628	GBP	2,656,000	09/16/11	2,014
Westpac Banking Corp.	USD	2,068,095	JPY	164,100,000	09/21/11	64,815
Westpac Banking Corp.	USD	8,847,915	NZD	10,711,000	09/21/11	533,018
Westpac Banking Corp.	USD	881,165	NZD	1,054,000	10/19/11	39,940
Westpac Banking Corp.	USD	1,434,241	SGD	1,760,000	09/21/11	27,588
						$(5,634,364)

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio†		Payments received by the Portfolio†		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America N.A.	USD	9,000	07/15/14	1.665%		0.256%[19]		$—	$(27,339)	$(27,339)
Bank of America N.A.	USD	8,300	07/25/14	1.761		0.256	[19]	—	(30,974)	(30,974)
Bank of America N.A.	USD	10,000	11/23/14	2.116		0.256	[19]	—	(162,162)	(162,162)
Bank of America N.A.	USD	4,000	12/31/15	1.750		0.256	[19]	17,192	(49,714)	(32,522)
Bank of America N.A.	USD	6,800	12/31/15	1.750		0.256	[19]	38,741	(84,514)	(45,773)
Bank of America N.A.	USD	5,600	07/15/16	0.256	[19]	3.112		—	32,100	32,100
Bank of America N.A.	USD	5,200	07/25/16	0.256	[19]	3.193		—	35,283	35,283
Bank of America N.A.	USD	4,600	05/15/18	2.600		0.256	[19]	39,135	(89,199)	(50,064)
Bank of America N.A.	USD	8,900	11/23/19	0.256	[19]	3.587		—	303,510	303,510
Bank of America N.A.	USD	5,900	07/01/24	0.256	[19]	4.479		—	148,219	148,219
Bank of America N.A.	USD	3,200	11/23/27	4.206		0.256	[19]	—	(126,755)	(126,755)
Bank of America N.A.	USD	3,300	07/01/44	4.595		0.256	[19]	—	(135,597)	(135,597)
Barclays Bank PLC	EUR	2,400	05/06/13	2.462		1.801	[20]	—	(36,316)	(36,316)
Barclays Bank PLC	EUR	900	05/06/21	1.801	[20]	3.616		—	55,266	55,266
Barclays Bank PLC	EUR	200	05/06/41	3.838		1.801	[20]	—	(22,082)	(22,082)
Barclays Bank PLC	NOK	19,900	07/07/21	3.270	[21]	4.420		—	83,632	83,632
Barclays Bank PLC	SEK	175,000	02/23/13	2.580	[22]	3.050		—	116,480	116,480
Barclays Bank PLC	SEK	46,000	06/30/13	2.580	[22]	2.850		—	10,875	10,875

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Interest rate swaps—(continued)

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio†		Payments received by the Portfolio†		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP Paribas	CAD	1600	12/21/16	3.000%		1.180%[23]		$27,926	$(51,074)	$(23,148)
Citibank NA	CAD	6650	12/21/16	3.000		1.180	[23]	108,827	(212,276)	(103,449)
Citibank NA	EUR	200	12/21/41	1.801	[20]	3.750		(5,225)	15,675	10,450
Credit Suisse International	AUD	2,600	12/21/13	4.913	[24]	5.250		(19,032)	26,070	7,038
Credit Suisse International	AUD	2,950	12/21/13	4.913	[24]	5.250		(6,573)	29,579	23,006
Credit Suisse International	AUD	5,550	12/21/13	4.913	[24]	5.250		(14,953)	55,649	40,696
Credit Suisse International	CAD	6,450	07/14/16	2.356		1.180	[23]	—	(55,882)	(55,882)
Credit Suisse International	CAD	650	07/15/16	2.374		1.180	[23]	—	(6,179)	(6,179)
Credit Suisse International	CHF	1,850	10/26/20	1.860		0.242	[25]	—	(6,885)	(6,885)
Credit Suisse International	CHF	2,820	02/04/21	0.242	[25]	2.275		—	133,880	133,880
Credit Suisse International	EUR	31,800	03/18/14	3.120		1.801	[20]	—	(409,656)	(409,656)
Credit Suisse International	EUR	48,800	04/18/14	3.370		1.801	[20]	—	(768,650)	(768,650)
Credit Suisse International	EUR	21,900	03/18/16	1.801	[20]	3.445		—	650,176	650,176
Credit Suisse International	EUR	34,100	04/18/16	1.801	[20]	3.690		—	1,288,865	1,288,865
Credit Suisse International	EUR	5,650	07/18/16	1.801	[20]	2.577		—	43,286	43,286
Credit Suisse International	EUR	550	07/19/16	1.801	[20]	2.531		—	2,515	2,515
Credit Suisse International	EUR	9,525	12/21/16	1.801	[20]	3.250		(191,060)	410,491	219,431
Credit Suisse International	EUR	5,000	03/18/20	3.805		1.801	[20]	—	(221,823)	(221,823)
Credit Suisse International	EUR	7,900	04/18/20	4.050		1.801	[20]	—	(499,011)	(499,011)
Credit Suisse International	GBP	280	02/15/16	1.115	[26]	3.210		—	24,717	24,717
Credit Suisse International	GBP	550	02/16/16	1.115	[26]	3.201		—	48,199	48,199
Credit Suisse International	GBP	620	02/18/16	1.115	[26]	3.124		—	50,866	50,866
Credit Suisse International	NZD	3,550	12/21/13	3.750		2.815	[27]	—	14,959	14,959
Credit Suisse International	NZD	4,000	12/21/13	3.750		2.815	[27]	(7,205)	16,855	9,650
Credit Suisse International	NZD	7,850	12/21/13	3.750		2.815	[27]	(10,235)	33,077	22,842
Credit Suisse International	USD	11,500	12/21/16	0.256	[19]	2.500		(79,012)	332,364	253,352
Deutsche Bank AG	EUR	21,100	07/15/14	2.516		1.801	[20]	—	(45,089)	(45,089)
Deutsche Bank AG	EUR	14,450	07/15/16	1.801	[20]	2.982		—	74,531	74,531
Deutsche Bank AG	EUR	1,300	12/21/16	1.801	[20]	3.250		(31,622)	56,025	24,403
Deutsche Bank AG	EUR	3,325	07/15/20	3.453		1.801	[20]	—	(16,758)	(16,758)
Deutsche Bank AG	GBP	10	12/17/11	5.250		1.115	[26]	963	(265)	698
Deutsche Bank AG	GBP	950	02/11/16	1.115	[26]	3.188		—	82,367	82,367
Deutsche Bank AG	NZD	2,050	02/15/16	4.690		2.815	[27]	—	(22,625)	(22,625)
Deutsche Bank AG	NZD	1,660	02/18/16	4.700		2.815	[27]	—	(18,841)	(18,841)
Deutsche Bank AG	NZD	1,380	02/22/16	4.683		2.815	[27]	—	(14,748)	(14,748)
Deutsche Bank AG	USD	51,600	06/30/13	0.256	[19]	0.750		25,488	124,666	150,154
Deutsche Bank AG	USD	61,100	06/30/13	0.256	[19]	0.750		(65,500)	147,618	82,118
Deutsche Bank AG	USD	8,400	07/25/14	1.716		0.256	[19]	—	(27,631)	(27,631)
Deutsche Bank AG	USD	9,000	07/29/14	1.625		0.256	[19]	—	(20,717)	(20,717)
Deutsche Bank AG	USD	5,200	07/25/16	0.256	[19]	3.160		—	32,092	32,092
Deutsche Bank AG	USD	5,600	07/29/16	0.256	[19]	3.090		—	26,102	26,102
Deutsche Bank AG	USD	1,700	12/21/16	2.500		0.256	[19]	25,096	(49,132)	(24,036)
Deutsche Bank AG	USD	1,700	12/21/16	0.256	[19]	2.500		(33,580)	49,132	15,552
Deutsche Bank AG	USD	1,400	12/21/18	3.250		0.256	[19]	42,659	(66,492)	(23,833)
Deutsche Bank AG	USD	1,400	12/21/18	0.256	[19]	3.250		(50,992)	66,282	15,290
Deutsche Bank AG	USD	2,600	12/21/21	0.256	[19]	3.500		(52,136)	92,237	40,101
JPMorgan Chase Bank	CAD	5,260	11/04/15	2.104		1.180	[23]	—	(13,841)	(13,841)
JPMorgan Chase Bank	EUR	4,630	11/08/15	1.801	[20]	2.060		—	(70,880)	(70,880)
JPMorgan Chase Bank	USD	3,800	06/30/13	0.750		0.256	[19]	4,292	(9,181)	(4,889)
JPMorgan Chase Bank	USD	18,000	06/30/13	0.750		0.256	[19]	12,710	(43,488)	(30,778)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Interest rate swaps—(concluded)

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio†		Payments received by the Portfolio†		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMorgan Chase Bank	USD	123,100	06/30/13	0.750%		0.256%[19]		$74,637	$(297,411)	$(222,774)
JPMorgan Chase Bank	USD	2,300	12/21/16	2.500		0.256	[19]	50,915	(66,473)	(15,558)
JPMorgan Chase Bank	USD	1,000	12/21/18	3.250		0.256	[19]	38,177	(47,494)	(9,317)
JPMorgan Chase Bank	USD	2,600	12/21/21	3.500		0.256	[19]	55,100	(92,237)	(37,137)
Morgan Stanley & Co. International PLC	EUR	5,200	12/21/21	1.801	[20]	3.750		(314,600)	333,573	18,973
Morgan Stanley & Co. International PLC	GBP	9,550	12/21/16	3.000		1.115	[26]	81,232	(518,522)	(437,290)
Morgan Stanley Capital Services Inc.	CHF	1,770	07/26/21	2.010		0.242	[25]	—	0	0
Morgan Stanley Capital Services Inc.	SEK	23,565	12/06/20	3.443		2.580	[22]	—	(86,715)	(86,715)
Royal Bank of Scotland PLC	AUD	36,000	08/13/14	4.913	[24]	5.100		—	261,200	261,200
Royal Bank of Scotland PLC	AUD	3,000	12/10/14	4.913	[24]	5.710		—	53,156	53,156
Royal Bank of Scotland PLC	SEK	81,000	02/14/13	2.580	[22]	3.050		—	52,705	52,705
								$(238,635)	$889,646	$651,011

19  Rate based on 3 Month LIBOR (USD on Interbank Offered Rate).

20  Rate based on 6 Month EURIBOR.

21  Rate based on 6 Month LIBOR (NOK on Interbank Offered Rate).

22  Rate based on 3 Month LIBOR (SEK on Interbank Offered Rate).

23  Rate based on 3 Month LIBOR (CAD on Interbank Offered Rate).

24  Rate based on 3 Month LIBOR (AUD on Interbank Offered Rate).

25  Rate based on 6 Month LIBOR (CHF on Interbank Offered Rate).

26  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

27  Rate based on 3 Month LIBOR (NZD on Interbank Offered Rate).

†  Payments made/received are based on the notional amount.

Credit default swaps on credit indices—buy protection28

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[29]	Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America NA	USD	2,600	06/20/14	1.000%	—	[30]	$27,934	$(28,719)	$(785)
Barclays Bank PLC	EUR	5,600	06/20/16	1.000	—	[31]	(9,320)	59,472	50,152
BNP Paribas	EUR	13,500	06/20/16	1.000	—	[31]	(36,133)	143,370	107,237
Deutsche Bank AG	USD	2,100	06/20/14	1.000	—	[30]	23,693	(23,196)	497
JP Morgan Chase Bank	USD	2,800	06/20/14	1.000	—	[30]	33,473	(30,928)	2,545
							$39,647	$119,999	$159,646

28  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

29  Payments made are based on the notional amount.

30  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX North America Investment Grade Index.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

31  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Main Index.

Credit default swaps on sovereign issues—buy protection32

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[29]	Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation (depreciation)
Bank of America NA	USD	2,500	06/20/21	0.250%	—	[33]	$(127,181)	$232,657	$105,476
Citibank NA	USD	2,100	09/20/16	1.000	—	[34]	(183,415)	244,440	61,025
Citibank NA	USD	180	12/20/20	0.250	—	[33]	(9,011)	15,898	6,887
Credit Suisse International	USD	405	12/20/15	1.000	—	[35]	(53,448)	112,601	59,153
Credit Suisse International	USD	950	06/20/16	1.000	—	[35]	(169,481)	268,404	98,923
Deutsche Bank AG	USD	1,050	09/20/16	1.000	—	[34]	(102,323)	122,220	19,897
Deutsche Bank AG	USD	1,200	09/20/16	1.000	—	[34]	(126,457)	139,680	13,223
Deutsche Bank AG	USD	2,060	12/20/20	0.250	—	[33]	(120,479)	181,942	61,463
							$(891,795)	$1,317,842	$426,047

32  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

33  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the French Government bond, 4.250%, due 04/25/19.

34  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Spain Government bond, 5.500%, due 07/30/17.

35  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Portuguese Republic bond, 5.450%, due 09/23/13.

Credit default swaps on credit indices—sell protection36

				Rate type
	Notional amount (000)		Termination date	Payments made by the Portfolio	Payments received by the Portfolio[39]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[37]
Bank of America NA	USD	2,600	6/20/16	—[38]	1.000%	$(3,652)	$5,498	$1,846	0.96%
Bank of America NA	USD	5,000	6/20/16	—[40]	5.000	(145,486)	16,190	(129,296)	4.92
Barclays Bank PLC	EUR	5,600	6/20/16	—[41]	1.000	549,898	(726,821)	(176,923)	3.11
BNP Paribus	EUR	13,500	6/20/16	—[41]	1.000	1,473,779	(1,752,159)	(278,380)	3.11
Deutsche Bank AG	USD	2,100	6/20/16	—[38]	1.000	(6,229)	4,440	(1,789)	0.96
Deutsche Bank AG	USD	10,500	6/20/16	—[40]	5.000	(280,000)	33,999	(246,001)	4.92
Deutsche Bank AG	USD	2,500	6/20/21	—[42]	1.000	76,330	(131,275)	(54,945)	1.88
Deutsche Bank AG	USD	2,500	6/20/21	—[42]	1.000	73,549	(131,275)	(57,726)	1.88
Deutsche Bank AG	USD	2,500	6/20/21	—[42]	1.000	76,692	(131,275)	(54,583)	1.88
JPMorgan Chase Bank NA	USD	2,800	6/20/16	—[38]	1.000	(9,962)	5,921	(4,041)	0.96
Royal Bank of Scotland PLC	USD	15,100	6/20/16	—[40]	5.000	(386,937)	48,894	(338,043)	4.92
						$1,417,982	$(2,757,863)	$(1,339,881)

36  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

37  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

38  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX North America Investment Grade Index.

39  Payments received are based on the notional amount.

40  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX North America High Yield Index.

41  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Subordinated Financials Index.

42  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the MCDX North America Index.

Credit default swaps on sovereign issues—sell protection43

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio	Payments received by the Portfolio[39]	Upfront payments received	Value	Unrealized (depreciation)	Credit spread[37]
Credit Suisse International	USD	2,400	06/20/21	—[44]	0.250%	$65,519	$(127,075)	$(61,556)	0.87%
JPMorgan Chase Bank	USD	250	03/20/16	—[45]	1.000	44,853	(70,073)	(25,220)	10.13
JPMorgan Chase Bank	USD	1,200	09/20/16	—[46]	1.000	95,174	(116,972)	(21,798)	3.19
Morgan Stanley & Co. International PLC	USD	1,890	03/20/21	—[44]	0.250	70,494	(97,248)	(26,754)	0.87
						$276,040	$(411,368)	$(135,328)

43  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

44  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bundesrepublik Deutschland bond, 6.000%, due 06/20/16.

45  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Portuguese Republic bond, 4.250%, due 04/25/19.

46  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Republic of Italy Bond, 6.875%, due 09/27/23.

Variance swaps47

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	EUR	5	12/21/12	Receive	DJ Euro Stoxx 50 Index	32.90%	$—	$(50,144)	$(50,144)
Barclays Bank PLC	GBP	2	12/16/11	Pay	FTSE 100 Index	27.90	—	29,421	29,421
Barclays Bank PLC	GBP	13	12/21/12	Pay	FTSE 100 Index	24.60	—	11,333	11,333
Barclays Bank PLC	HKD	10	12/29/11	Receive	China Enterprises Index (Hang Seng)	33.75	—	(11,524)	(11,524)
Barclays Bank PLC	HKD	146	12/28/12	Receive	China Enterprises Index (Hang Seng)	31.50	—	(23,444)	(23,444)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

Variance swaps47—(concluded)

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	13	12/21/12	Pay	S&P 500 Index	30.95%	$—	$105,213	$105,213
BNP Paribas	EUR	88	12/16/11	Receive	DJ Euro Stoxx 50 Index	27.30	—	(485,165)	(485,165)
BNP Paribas	EUR	14	12/21/12	Receive	DAX Index	27.25	—	(83,897)	(83,897)
BNP Paribas	EUR	6	12/21/12	Receive	DAX Index	25.85	—	(5,863)	(5,863)
BNP Paribas	EUR	90	12/21/12	Receive	DJ Euro Stoxx 50 Index	35.25	—	(1,168,658)	(1,168,658)
BNP Paribas	GBP	3	12/16/11	Pay	FTSE 100 Index	29.20	—	48,994	48,994
BNP Paribas	GBP	5	12/16/11	Pay	FTSE 100 Index	25.80	—	53,515	53,515
BNP Paribas	GBP	5	12/16/11	Pay	FTSE 100 Index	25.25	—	55,760	55,760
BNP Paribas	GBP	6	12/16/11	Pay	FTSE 100 Index	24.80	—	58,396	58,396
BNP Paribas	GBP	15	12/16/11	Receive	FTSE 100 Index	30.00	—	(256,335)	(256,335)
BNP Paribas	GBP	38	12/16/11	Pay	FTSE 100 Index	30.25	—	659,103	659,103
BNP Paribas	GBP	1	12/21/12	Pay	FTSE 100 Index	25.40	—	5,324	5,324
BNP Paribas	GBP	2	12/21/12	Pay	FTSE 100 Index	25.40	—	10,700	10,700
BNP Paribas	GBP	2	12/21/12	Pay	FTSE 100 Index	25.65	—	11,327	11,327
BNP Paribas	HKD	30	12/29/11	Receive	China Enterprises Index (Hang Seng)	34.95	—	(38,647)	(38,647)
BNP Paribas	HKD	34	12/29/11	Receive	China Enterprises Index (Hang Seng)	35.80	—	(45,858)	(45,858)
BNP Paribas	HKD	50	12/29/11	Receive	China Enterprises Index (Hang Seng)	35.25	—	(64,506)	(64,506)
BNP Paribas	HKD	51	12/29/11	Receive	China Enterprises Index (Hang Seng)	34.80	—	(63,961)	(63,961)
BNP Paribas	HKD	165	12/29/11	Pay	China Enterprises Index (Hang Seng)	35.75	—	227,649	227,649
BNP Paribas	HKD	400	12/29/11	Receive	China Enterprises Index (Hang Seng)	35.40	—	(541,336)	(541,336)
BNP Paribas	HKD	10	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.10	—	(8,279)	(8,279)
BNP Paribas	HKD	15	12/28/12	Receive	China Enterprises Index (Hang Seng)	34.50	—	(11,259)	(11,259)
BNP Paribas	HKD	17	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.10	—	(14,110)	(14,110)
BNP Paribas	HKD	18	12/28/12	Receive	China Enterprises Index (Hang Seng)	35.35	—	(15,332)	(15,332)
BNP Paribas	JPY	4,800	12/14/12	Receive	Nikkei 225 Index	28.70	—	(178,215)	(178,215)
BNP Paribas	JPY	20,000	12/14/12	Receive	Nikkei 225 Index	32.20	—	(1,620,886)	(1,620,886)
BNP Paribas	USD	72	12/21/12	Pay	S&P 500 Index	27.40	—	362,287	362,287
BNP Paribas	USD	233	12/21/12	Pay	S&P 500 Index	32.40	—	2,169,292	2,169,292
							$—	$(879,105)	$(879,105)

47  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2011

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$111,330,986	$78,494,783	$—	$189,825,769
Preferred stocks	63,767	775,643	—	839,410
Investment companies	6,453,514	—	—	6,453,514
US government obligations	—	32,543,674	—	32,543,674
Federal home loan mortgage corporation certificates	—	1,705,969	—	1,705,969
Federal national mortgage association certificates	—	21,700,095	—	21,700,095
Collateralized mortgage obligations	—	18,217,446	—	18,217,446
Asset-backed securities	—	19,959,612	—	19,959,612
Corporate notes	296,167	53,800,516	—	54,096,683
Municipal bonds and notes	—	5,100,268	—	5,100,268
Non-US government obligations	—	14,660,100	—	14,660,100
Time deposits	—	26,260,392	—	26,260,392
Certificates of deposit	—	8,000,000	—	8,000,000
Short-term US government obligations	—	91,494,578	—	91,494,578
Repurchase agreement	—	68,893,000	—	68,893,000
Options purchased	482,699	6,120,228	—	6,602,927
Common stocks sold short	(5,773,398)	(17,725,542)	—	(23,498,940)
Federal national mortgage association certificates sold short	—	(3,911,250)	—	(3,911,250)
Written options	(907,721)	—	—	(907,721)
Swaptions and foreign exchange written options	—	(4,261,246)	—	(4,261,246)
Futures, net	(2,449,234)	(109,175)	—	(2,558,409)
Forward foreign currency contracts, net	—	(5,634,364)	—	(5,634,364)
Swap agreements, net	—	(1,720,849)	—	(1,720,849)
Total	$109,496,780	$414,363,878	$—	$523,860,658

PACE Select Advisors Trust

Portfolio acronyms:

ADR  American Depositary Receipt

ADS  American Depositary Shares

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage — The interest rate shown is the current rate as of July 31, 2011.

BHAC  Berkshire Hathaway Assurance Corporation

CDO  Collaterlized Debt Obligation

CLO  Collateralized Loan Obligation

COFI  Cost of Funds Index

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FFCB  Federal Farm Credit Bank

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GE  General Electric

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GS  Goldman Sachs

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

LIBOR  London Interbank Offered Rate

MLCC  Merrill Lynch Credit Corporation

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

NATL-RE  National Reinsurance

NVDR  Non Voting Depositary Receipt

OJSC  Open Joint Stock Company

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SCSDE  South Carolina School District Enhancement

SDR  Special Drawing Rights

SPDR  Standard & Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

USDA  United States Department of Agriculture

VA  Veterans Administration

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2011 to July 31, 2011.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2011	Ending account value July 31, 2011	Expenses paid during period[1] 02/01/11 to 07/31/11	Expense ratio during the period
PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.00	$1.09	0.22%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22
PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,031.40	5.14	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02
Class B	Actual	1,000.00	1,027.50	8.90	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.02	8.85	1.77
Class C	Actual	1,000.00	1,028.00	7.64	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.26	7.60	1.52
Class Y	Actual	1,000.00	1,031.90	3.88	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.98	3.86	0.77
Class P	Actual	1,000.00	1,032.60	3.88	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.98	3.86	0.77
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,028.30	4.68	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class B	Actual	1,000.00	1,024.40	8.43	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.46	8.40	1.68
Class C	Actual	1,000.00	1,026.50	7.19	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,029.50	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,030.40	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68

PACE Select Advisors Trust

		Beginning account value February 1, 2011	Ending account value July 31, 2011	Expenses paid during period[1] 02/01/11 to 07/31/11	Expense ratio during the period
PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,050.00	$5.39	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class B	Actual	1,000.00	1,046.80	9.19	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.82	9.05	1.81
Class C	Actual	1,000.00	1,048.20	7.87	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	7.75	1.55
Class Y	Actual	1,000.00	1,052.00	4.12	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
Class P	Actual	1,000.00	1,052.00	4.12	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,058.30	4.75	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class B	Actual	1,000.00	1,054.30	8.56	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.46	8.40	1.68
Class C	Actual	1,000.00	1,055.70	7.29	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,058.80	3.47	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,059.60	3.47	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
PACE International Fixed Income Investments
Class A	Actual	1,000.00	1,079.10	6.19	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class B	Actual	1,000.00	1,074.70	10.29	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class C	Actual	1,000.00	1,075.60	8.65	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.46	8.40	1.68
Class Y	Actual	1,000.00	1,079.50	5.16	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
Class P	Actual	1,000.00	1,080.20	5.16	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00

PACE Select Advisors Trust

		Beginning account value February 1, 2011	Ending account value July 31, 2011	Expenses paid during period[1] 02/01/11 to 07/31/11	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,012.90	$6.59	1.32%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	6.61	1.32
Class C	Actual	1,000.00	1,010.60	8.87	1.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.97	8.90	1.78
Class Y	Actual	1,000.00	1,014.00	5.19	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
Class P	Actual	1,000.00	1,013.90	5.49	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	995.30	5.74	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
Class B	Actual	1,000.00	991.90	9.98	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02
Class C	Actual	1,000.00	991.90	9.58	1.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.69	1.94
Class Y	Actual	1,000.00	996.50	4.50	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class P	Actual	1,000.00	997.10	4.56	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.23	4.61	0.92
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,026.50	6.18	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.16	1.23
Class B	Actual	1,000.00	1,022.20	10.28	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class C	Actual	1,000.00	1,022.10	10.28	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class Y	Actual	1,000.00	1,027.50	4.88	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class P	Actual	1,000.00	1,027.60	4.88	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97

PACE Select Advisors Trust

		Beginning account value February 1, 2011	Ending account value July 31, 2011	Expenses paid during period[1] 02/01/11 to 07/31/11	Expense ratio during the period
PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$996.50	$6.34	1.28%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.41	1.28
Class B	Actual	1,000.00	996.10	10.69	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	10.79	2.16
Class C	Actual	1,000.00	993.00	9.98	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02
Class Y	Actual	1,000.00	997.70	5.30	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.36	1.07
Class P	Actual	1,000.00	997.10	5.74	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,065.90	6.51	1.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.36	1.27
Class B	Actual	1,000.00	1,061.10	10.89	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.64	2.13
Class C	Actual	1,000.00	1,061.40	10.53	2.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.29	2.06
Class Y	Actual	1,000.00	1,066.50	5.69	1.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	5.56	1.11
Class P	Actual	1,000.00	1,065.90	5.79	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
PACE International Equity Investments
Class A	Actual	1,000.00	1,019.00	7.01	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class B	Actual	1,000.00	1,020.30	11.67	2.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.24	11.63	2.33
Class C	Actual	1,000.00	1,015.50	11.04	2.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.84	11.03	2.21
Class Y	Actual	1,000.00	1,020.60	5.71	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class P	Actual	1,000.00	1,020.60	5.76	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15

PACE Select Advisors Trust

		Beginning account value February 1, 2011	Ending account value July 31, 2011	Expenses paid during period[1] 02/01/11 to 07/31/11	Expense ratio during the period
PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,011.70	$9.28	1.86%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.57	9.30	1.86
Class B	Actual	1,000.00	1,008.50	12.65	2.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.20	12.67	2.54
Class C	Actual	1,000.00	1,008.60	12.90	2.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.95	12.92	2.59
Class Y	Actual	1,000.00	1,013.70	8.04	1.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.81	8.05	1.61
Class P	Actual	1,000.00	1,012.30	8.98	1.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.87	9.00	1.80
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,052.40	7.38	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	1,049.00	11.18	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	10.99	2.20
Class Y	Actual	1,000.00	1,054.00	6.11	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	1,052.40	6.11	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	984.20	10.23	2.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.48	10.39	2.08
Class C	Actual	1,000.00	979.60	13.94	2.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.71	14.16	2.84
Class Y	Actual	1,000.00	985.30	9.01	1.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.15	1.83
Class P	Actual	1,000.00	984.20	9.00	1.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.15	1.83

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2011

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$276,701,978; $912,213,013; $476,436,735; $728,280,162; $298,794,989; $516,153,677 and $254,548,456, respectively)[1]	$276,701,978	$924,141,938	$487,884,528	$758,137,956
Investment in an affiliated security, at value (cost—$0; $0; $4,196,400; $4,383,525; $0; $65,600 and $14,627,018, respectively)	—	—	4,196,400	4,383,525
Repurchase agreements, at value (cost—$78,080,000; $1,919,000; $30,500,000; $129,545,000; $0; $4,810,000 and $4,226,000, respectively)	78,080,000	1,919,000	30,500,000	129,545,000
Total investments in securities, at value (cost—$354,781,978; $914,132,013; $511,133,135; $862,208,687; $298,794,989; $521,029,277 and $273,401,474, respectively)	$354,781,978	$926,060,938	$522,580,928	$892,066,481
Cash	715	57,790	—	42
Foreign currency, at value (cost—$0; $0; $65,009; $284,230; $0; $18,125 and $1,258,788, respectively)	—	—	75,078	288,607
Receivable from affiliate	112,635	—	—	—
Receivable for investments sold	—	464,049,865	34,198,619	13,211,424
Receivable for shares of beneficial interest sold	12,460,761	577,324	628,976	3,757,518
Receivable for dividends and interest	59,292	1,971,645	3,701,108	5,310,466
Swap agreements, at value[3]	—	—	88,664	1,878,020
Due from broker	—	—	37,435	192,047
Unrealized appreciation on forward foreign currency contracts	—	—	372,307	1,753,580
Receivable for variation margin	—	—	—	1,865,603
Receivable for foreign tax reclaims	—	—	9,927	1,298
Other assets	20,712	28,870	29,344	767,290
Total assets	367,436,093	1,392,746,432	561,722,386	921,092,376
Liabilities:
Payable for shares of beneficial interest repurchased	1,154,661	1,584,234	503,991	1,062,024
Payable to custodian	4,066	21,581	19,118	35,800
Dividends payable to shareholders	1,260	—	—	—
Payable for investments purchased	—	516,470,185	98,305,871	90,378,762
Investments sold short, at value (proceeds—$0; $261,813,240; $0; $0; $0; $0 and $0, respectively)	—	264,986,328	—	—
Due to broker	—	1,400,000	337,260	617,422
Payable to affiliate	—	304,228	179,397	416,833
Payable for cash collateral from securities loaned	—	—	4,196,400	4,383,525
Swap agreements, at value[3]	—	—	1,677,054	1,058,821
Payable for variation margin	—	—	412,195	—
Unrealized depreciation on forward foreign currency contracts	—	—	325,534	3,906,423
Payable for foreign withholding taxes	—	—	4,556	3,105
Options and swaptions written, at value (premiums received $0; $0; $0; $318,000; $0; $0 and $0, respectively)	—	—	—	131,358
Accrued expenses and other liabilities	432,477	330,288	193,640	398,902
Total liabilities	1,592,464	785,096,844	106,155,016	102,392,975

1  Includes $0; $0; $4,122,835; $4,287,883; $0; $64,324; and $14,290,915, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Includes restricted cash of $5,037,905 delivered to broker as initial margin for futures contracts for PACE International Fixed Income Investments.

3  Net upfront payments received by PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were, $29,863 and $340,575, respectively.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$276,701,978; $912,213,013; $476,436,735; $728,280,162; $298,794,989; $516,153,677 and $254,548,456, respectively)[1]	$315,043,786	$560,951,553	$269,376,463
Investment in an affiliated security, at value (cost—$0; $0; $4,196,400; $4,383,525; $0; $65,600 and $14,627,018, respectively)	—	65,600	14,627,018
Repurchase agreements, at value (cost—$78,080,000; $1,919,000; $30,500,000; $129,545,000; $0; $4,810,000 and $4,226,000, respectively)	—	4,810,000	4,226,000
Total investments in securities, at value (cost—$354,781,978; $914,132,013; $511,133,135; $862,208,687; $298,794,989; $521,029,277 and $273,401,474, respectively)	$315,043,786	$565,827,153	$288,229,481
Cash	—	5,038,926[2]	—
Foreign currency, at value (cost—$0; $0; $65,009; $284,230; $0; $18,125 and $1,258,788, respectively)	—	18,515	1,280,480
Receivable from affiliate	—	—	—
Receivable for investments sold	—	—	—
Receivable for shares of beneficial interest sold	171,329	494,056	453,468
Receivable for dividends and interest	3,499,557	7,148,941	5,207,349
Swap agreements, at value[3]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	5,005,083	—
Receivable for variation margin	—	—	—
Receivable for foreign tax reclaims	—	110,488	4,302
Other assets	23,126	26,998	24,486
Total assets	318,737,798	583,670,160	295,199,566
Liabilities:
Payable for shares of beneficial interest repurchased	562,433	791,587	983,223
Payable to custodian	12,410	42,370	18,656
Dividends payable to shareholders	—	—	—
Payable for investments purchased	1,182,940	1,655,590	55,056
Investments sold short, at value (proceeds—$0; $261,813,240; $0; $0; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable to affiliate	159,000	342,832	170,990
Payable for cash collateral from securities loaned	—	65,600	14,627,018
Swap agreements, at value[3]	—	—	—
Payable for variation margin	—	591,884	—
Unrealized depreciation on forward foreign currency contracts	—	2,142,599	1,205,944
Payable for foreign withholding taxes	—	—	2,866
Options and swaptions written, at value (premiums received $0; $0; $0; $318,000; $0; $0 and $0, respectively)	—	—	—
Accrued expenses and other liabilities	124,112	375,918	212,208
Total liabilities	2,040,895	6,008,380	17,275,961

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2011

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$365,845,642	$598,872,232	$458,672,837	$779,141,192
Accumulated undistributed (distributions in excess of) net investment income	—	93,823	237,492	988,102
Accumulated net realized gain (loss)	(2,013)	(72,304)	(12,741,073)	5,275,257
Net unrealized appreciation	—	8,755,837	9,398,114	33,294,850
Net assets	$365,843,629	$607,649,588	$455,567,370	$818,699,401
Class A
Net assets	$—	$80,726,776	$39,022,093	$56,151,226
Shares outstanding	—	6,065,684	3,211,356	3,858,021
Net asset value per share	$—	$13.31	$12.15	$14.55
Maximum offering price per share	$—	$13.94	$12.72	$15.24
Class B
Net assets	$—	$98,001	$72,210	$229,639
Shares outstanding	—	7,359	5,932	15,783
Net asset value and offering price per share	$—	$13.32	$12.17	$14.55
Class C
Net assets	$—	$22,063,619	$3,473,627	$12,855,927
Shares outstanding	—	1,656,194	285,506	883,242
Net asset value and offering price per share	$—	$13.32	$12.17	$14.56
Class Y
Net assets	$—	$50,829,815	$1,276,728	$2,809,723
Shares outstanding	—	3,818,596	105,059	193,237
Net asset value, offering price and redemption value per share[2]	$—	$13.31	$12.15	$14.54
Class P
Net assets	$365,843,629	$453,931,377	$411,722,712	$746,652,886
Shares outstanding	365,845,932	34,090,921	33,872,673	51,321,873
Net asset value, offering price and redemption value per share[2]	$1.00	$13.32	$12.16	$14.55

1  Net assets divided by shares outstanding does not equal net asset value due to rounding.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$302,752,991	$533,195,742	$262,700,248
Accumulated undistributed (distributions in excess of) net investment income	—	8,793,860	(2,793)
Accumulated net realized gain (loss)	(2,304,885)	(11,514,149)	1,566,374
Net unrealized appreciation	16,248,797	47,186,327	13,659,776
Net assets	$316,696,903	$577,661,780	$277,923,605
Class A
Net assets	$73,527,720	$98,635,523	$25,550,476
Shares outstanding	5,658,135	7,877,944	2,459,126
Net asset value per share	$13.00	$12.52	$10.39
Maximum offering price per share	$13.61	$13.11	$10.88
Class B
Net assets	$46,502	$150,691	$—
Shares outstanding	3,576	11,998	—
Net asset value and offering price per share	$13.01[1]	$12.56	$—
Class C
Net assets	$13,942,810	$8,034,443	$3,791,405
Shares outstanding	1,072,841	641,527	365,206
Net asset value and offering price per share	$13.00	$12.52	$10.38
Class Y
Net assets	$117,834	$5,215,965	$384,720
Shares outstanding	9,062	417,537	36,924
Net asset value, offering price and redemption value per share[2]	$13.00	$12.49	$10.42
Class P
Net assets	$229,062,037	$465,625,158	$248,197,004
Shares outstanding	17,621,799	37,184,348	23,846,315
Net asset value, offering price and redemption value per share[2]	$13.00	$12.52	$10.41

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2011

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,078,618,679; $907,917,702; $373,780,058; $357,431,703; $836,769,827; $291,080,327; $87,352,112 and $488,811,976, respectively)[1]	$1,178,163,591	$1,125,299,749	$415,316,227	$452,589,289
Investment in an affiliated security, at value (cost—$173,750; $17,797,200; $15,163,573; $40,533,810; $24,172,469; $3,466,958; $5,613,519 and $0, respectively)	173,750	17,797,200	15,163,573	40,533,810
Repurchase agreement, at value (cost—$24,215,000; $28,530,000; $15,810,000; $14,471,000; $14,866,000; $1,875,000; $2,882,000 and $68,893,000, respectively)	24,215,000	28,530,000	15,810,000	14,471,000
Total investments in securities, at value (cost—$1,103,007,429; $954,244,902; $404,753,631; $412,436,513; $875,808,296; $296,422,285; $95,847,631 and $557,704,976, respectively)	$1,202,552,341	$1,171,626,949	$446,289,800	$507,594,099
Cash	1,130	1,043	837	—
Foreign currency, at value (cost—$0; $0; $0; $0; $1,299,921; $920,360; $37,550 and $3,343,589, respectively)	—	—	—	—
Receivable for investments sold	1,489,190	14,973,294	1,386,444	8,546,894
Receivable for shares of beneficial interest sold	1,137,357	1,026,414	435,369	396,975
Receivable for dividends and interest	1,930,161	482,956	92,959	51,386
Swap agreements, at value[3]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	54,293	3,455	722	—
Other assets	38,166	37,283	25,711	25,778
Total assets	1,207,202,638	1,188,151,394	448,231,842	516,615,132
Liabilities:
Payable for investments purchased	4,042,584	16,620,834	6,355,642	5,314,774
Payable for shares of beneficial interest repurchased	1,929,361	1,984,756	727,895	895,443
Payable to affiliate	827,923	802,490	318,480	345,961
Payable for cash collateral from securities loaned	173,750	17,797,200	15,163,573	40,533,810
Payable to custodian	39,891	38,158	13,784	587,201
Payable for foreign withholding taxes	—	—	—	353
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for variation margin	—	—	—	—
Due to broker	—	—	—	—
Swap agreements, at value[3]	—	—	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $29,537,983, respectively)	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $4,976,441, respectively)	—	—	—	—
Payable for dividend and interest on investments sold short	—	—	—	—
Accrued expenses and other liabilities	428,920	404,721	369,467	368,161
Total liabilities	7,442,429	37,648,159	22,948,841	48,045,703

1  Includes $167,400; $17,186,868; $14,631,022; $39,113,909; $22,960,155; $3,348,995; $5,405,314; and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Includes restricted cash of $669,000 and $27,247,353 delivered to broker as initial margin for investments sold short, futures contracts and/or swaps for PACE International Equity Investments and PACE Alternative Strategies Investments, respectively.

3  Net upfront payments received by PACE Alternative Strategies Investments were $603,239.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,078,618,679; $907,917,702; $373,780,058; $357,431,703; $836,769,827; $291,080,327; $87,352,112 and $488,811,976, respectively)[1]	$887,859,349	$306,852,814	$103,041,066	$497,460,437
Investment in an affiliated security, at value (cost—$173,750; $17,797,200; $15,163,573; $40,533,810; $24,172,469; $3,466,958; $5,613,519 and $0, respectively)	24,172,469	3,466,958	5,613,519	—
Repurchase agreement, at value (cost—$24,215,000; $28,530,000; $15,810,000; $14,471,000; $14,866,000; $1,875,000; $2,882,000 and $68,893,000, respectively)	14,866,000	1,875,000	2,882,000	68,893,000
Total investments in securities, at value (cost—$1,103,007,429; $954,244,902; $404,753,631; $412,436,513; $875,808,296; $296,422,285; $95,847,631 and $557,704,976, respectively)	$926,897,818	$312,194,772	$111,536,585	$566,353,437
Cash	671,219[2]	—	172	27,247,353[2]
Foreign currency, at value (cost—$0; $0; $0; $0; $1,299,921; $920,360; $37,550 and $3,343,589, respectively)	1,324,210	923,589	37,610	3,420,361
Receivable for investments sold	9,457,641	111,345	554,947	31,388,146
Receivable for shares of beneficial interest sold	671,379	244,398	181,467	851,699
Receivable for dividends and interest	1,603,052	965,359	238,643	1,733,870
Swap agreements, at value[3]	—	—	—	10,858,214
Due from broker	—	—	—	1,095,828
Unrealized appreciation on forward foreign currency contracts	1,652,114	—	—	11,831,034
Receivable for variation margin	—	—	—	366,961
Receivable for foreign tax reclaims	295,857	12,201	16,900	36,986
Other assets	34,305	23,310	10,749	32,676
Total assets	942,607,595	314,474,974	112,577,073	655,216,565
Liabilities:
Payable for investments purchased	6,301,834	507,193	490,394	34,651,783
Payable for shares of beneficial interest repurchased	1,540,901	550,532	179,625	3,505,529
Payable to affiliate	692,308	286,700	32,251	651,258
Payable for cash collateral from securities loaned	24,172,469	3,466,958	5,613,519	—
Payable to custodian	71,235	90,807	6,649	425,241
Payable for foreign withholding taxes	73,388	382,596	63,376	52,846
Unrealized depreciation on forward foreign currency contracts	688,401	—	—	17,465,398
Payable for variation margin	74,967	—	—	641,413
Due to broker	22,827	—	—	4,050,400
Swap agreements, at value[3]	—	—	—	12,579,063
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0 and $29,537,983, respectively)	—	—	—	27,410,190
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $4,976,441, respectively)	—	—	—	5,168,967
Payable for dividend and interest on investments sold short	—	—	—	2,655
Accrued expenses and other liabilities	406,170	321,185	202,748	257,522
Total liabilities	34,044,500	5,605,971	6,588,562	106,862,265

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2011

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,371,543,701	$1,089,825,262	$424,550,030	$405,502,780
Accumulated undistributed (distributions in excess of) net investment income	7,999,067	2,434,116	125,408	—
Accumulated net realized loss	(279,327,471)	(159,138,190)	(40,928,606)	(32,090,937)
Net unrealized appreciation	99,544,912	217,382,047	41,536,169	95,157,586
Net assets	$1,199,760,209	$1,150,503,235	$425,283,001	$468,569,429
Class A
Net assets	$147,471,298	$64,314,599	$32,166,478	$40,991,958
Shares outstanding	8,623,080	3,454,067	1,886,190	2,461,167
Net asset value per share	$17.10	$18.62	$17.05	$16.66
Maximum offering price per share	$18.10	$19.70	$18.04	$17.63
Class B
Net assets	$85,994	$69,313	$2,307	$12,037
Shares outstanding	5,010	4,064	150	806
Net asset value and offering price per share	$17.16	$17.06	$15.43[1]	$14.94[1]
Class C
Net assets	$14,806,745	$4,208,956	$5,109,019	$4,157,934
Shares outstanding	867,549	246,104	329,064	276,358
Net asset value and offering price per share	$17.07	$17.10	$15.53	$15.05
Class Y
Net assets	$16,983,985	$13,858,353	$371,353	$97,647
Shares outstanding	990,039	727,357	21,214	5,642
Net asset value, offering price and redemption value per share[2]	$17.15	$19.05	$17.51	$17.31
Class P
Net assets	$1,020,412,187	$1,068,052,014	$387,633,844	$423,309,853
Shares outstanding	59,673,297	56,295,148	22,306,159	24,690,440
Net asset value, offering price and redemption value per share[2]	$17.10	$18.97	$17.38	$17.14

1  Net assets divided by shares outstanding does not equal net asset value due to rounding.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,107,776,517	$291,374,942	$135,605,289	$661,491,195
Accumulated undistributed (distributions in excess of) net investment income	15,656,869	2,060,455	(1,847,200)	(8,331,082)
Accumulated net realized loss	(266,876,554)	(94,529)	(43,462,852)	(106,167,268)
Net unrealized appreciation	52,006,263	15,528,135	15,693,274	1,361,455
Net assets	$908,563,095	$308,869,003	$105,988,511	$548,354,300
Class A
Net assets	$66,904,052	$22,648,452	$4,566,246	$63,766,689
Shares outstanding	4,987,477	1,641,162	758,409	6,838,726
Net asset value per share	$13.41	$13.80	$6.02	$9.32
Maximum offering price per share	$14.19	$14.60	$6.37	$9.86
Class B
Net assets	$849	$48,651	$—	$—
Shares outstanding	63	3,748	—	—
Net asset value and offering price per share	$13.47[1]	$12.98	$—	$—
Class C
Net assets	$3,601,201	$3,372,764	$219,755	$6,478,862
Shares outstanding	274,140	262,048	36,692	709,881
Net asset value and offering price per share	$13.14	$12.87	$5.99	$9.13
Class Y
Net assets	$21,046,045	$17,807,804	$194,543	$1,564,823
Shares outstanding	1,569,166	1,266,755	32,176	166,772
Net asset value, offering price and redemption value per share[2]	$13.41	$14.06	$6.05	$9.38
Class P
Net assets	$817,010,948	$264,991,332	$101,007,967	$476,543,926
Shares outstanding	61,025,022	18,929,133	16,747,836	50,932,013
Net asset value, offering price and redemption value per share[2]	$13.39	$14.00	$6.03	$9.36

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations

For the year ended July 31, 2011

	PACE Money Market Investments	PACE Government Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $4,556; $2,736; $0; $3,808 and $157, respectively)	$947,570	$19,817,497	$14,393,732	$33,760,547
Dividends	—	—	—	480,000
Securities lending income (includes $24; $0; $2,973; $2,888; $0; $19 and $10,721, respectively earned from an affiliated entity)	381	—	10,765	4,800
	947,951	19,817,497	14,404,497	34,245,347
Expenses:
Investment management and administration fees	1,267,950	3,830,186	2,443,633	4,682,450
Service fees–Class A	—	214,475	102,607	122,830
Service and distribution fees–Class B	—	1,331	1,218	2,642
Service and distribution fees–Class C	—	175,604	31,093	95,622
Transfer agency and related services fees	1,533,469	834,713	400,489	1,010,983
Reports and notices to shareholders	114,198	54,348	30,122	68,134
Professional fees	111,301	171,738	169,987	167,260
Custody and accounting fees	48,853	264,054	179,333	401,755
State registration fees	39,789	73,613	71,611	80,122
Trustees' fees	19,157	21,743	20,241	23,129
Insurance expense	9,984	14,849	11,060	17,658
Interest expense	—	100	974	—
Other expenses	25,163	48,288	34,285	38,179
	3,169,864	5,705,042	3,496,653	6,710,764
Fee waivers and/or expense reimbursements by investment manager and administrator	(2,258,176)	(519,197)	(207,420)	(241,526)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	2,711
Net expenses	911,688	5,185,845	3,289,233	6,471,949
Net investment income	36,263	14,631,652	11,115,264	27,773,398
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(659)	5,078,049	6,341,985	11,043,527
Futures	—	315,895	803,461	6,515,426
Options and swaptions written	—	1,092,053	—	(828,009)
Investments sold short	—	(204,277)	—	—
Swaps	—	(1,533,033)	(324,289)	558,907
Forward foreign currency contracts	—	—	215,208	(6,934,292)
Foreign currency transactions	—	—	44,678	1,132,184
Net realized gain (loss)	(659)	4,748,687	7,081,043	11,487,743
Net change in unrealized appreciation/depreciation of:
Investments	—	7,706,972	(735,669)	8,447,004
Futures	—	(261,891)	19,883	3,322,876
Options and swaptions written	—	(130,362)	—	1,261,319
Investments sold short	—	(2,907,155)	13,481	—
Swaps	—	(36,836)	(1,558,527)	(400,602)
Forward foreign currency contracts	—	—	(323,921)	105,006
Other assets and liabilities denominated in foreign currency	—	—	10,181	(50,978)
Net change in unrealized appreciation/depreciation	—	4,370,728	(2,574,572)	12,684,625
Net realized and unrealized gains (losses) from investment activities	(659)	9,119,415	4,506,471	24,172,368
Net increase in net assets resulting from operations	$35,604	$23,751,067	$15,621,735	$51,945,766

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $4,556; $2,736; $0; $3,808 and $157, respectively)	$12,496,928	$18,393,985	$20,996,707
Dividends	—	—	536,379
Securities lending income (includes $24; $0; $2,973; $2,888; $0; $19 and $10,721, respectively earned from an affiliated entity)	—	112	153,164
	12,496,928	18,394,097	21,686,250
Expenses:
Investment management and administration fees	1,729,825	4,068,300	2,051,096
Service fees–Class A	195,770	246,360	52,690
Service and distribution fees–Class B	552	1,518	—
Service and distribution fees–Class C	110,653	57,306	25,923
Transfer agency and related services fees	181,605	1,004,864	466,917
Reports and notices to shareholders	19,663	73,576	39,061
Professional fees	137,330	169,936	154,205
Custody and accounting fees	110,115	481,977	109,722
State registration fees	65,143	71,028	57,653
Trustees' fees	18,854	20,934	18,214
Insurance expense	7,678	12,893	5,263
Interest expense	69	—	—
Other expenses	26,284	27,738	24,677
	2,603,541	6,236,430	3,005,421
Fee waivers and/or expense reimbursements by investment manager and administrator	(113,934)	(540,638)	(118,506)
Recoupment of fees waived or expenses previously reimbursed	—	18,289	5,357
Net expenses	2,489,607	5,714,081	2,892,272
Net investment income	10,007,321	12,680,016	18,793,978
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	1,212,664	7,114,195	5,934,741
Futures	—	(5,221,921)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	13,581,572	(3,740,949)
Foreign currency transactions	—	17,640,431	(143,724)
Net realized gain (loss)	1,212,664	33,114,277	2,050,068
Net change in unrealized appreciation/depreciation of:
Investments	(303,823)	19,670,031	3,090,358
Futures	—	1,254,317	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(1,924,130)	(238,831)
Other assets and liabilities denominated in foreign currency	—	107,920	17,585
Net change in unrealized appreciation/depreciation	(303,823)	19,108,138	2,869,112
Net realized and unrealized gains (losses) from investment activities	908,841	52,222,415	4,919,180
Net increase in net assets resulting from operations	$10,916,162	$64,902,431	$23,713,158

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)

For the year ended July 31, 2011

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $4; $53; $0 and $11,067, respectively)	$2,369	$3,411	$1,378	$1,058
Dividends (net of foreign withholding taxes of $171,329; $36,457; $1,083; $5,953; $2,732,155; $853,637; $132,782 and $308,183, respectively)	25,029,009	13,292,856	4,660,679	1,707,471
Securities lending income (includes $804; $3,962; $7,632; $25,086; $18,648; $2,061; $2,757 and $0, respectively, earned from an affiliated entity)	97,753	33,608	75,434	356,850
	25,129,131	13,329,875	4,737,491	2,065,379
Expenses:
Investment management and administration fees	8,912,754	8,702,260	3,406,070	3,599,144
Service fees–Class A	382,020	160,046	79,942	98,181
Service and distribution fees–Class B	1,246	843	183	152
Service and distribution fees–Class C	158,610	43,529	54,416	39,008
Transfer agency and related services fees	1,231,369	1,139,030	1,041,776	1,045,170
Custody and accounting fees	468,062	436,293	167,297	176,767
Professional fees	149,834	194,713	142,234	142,434
Reports and notices to shareholders	94,753	125,005	69,157	70,563
State registration fees	79,697	78,617	66,415	66,651
Insurance expense	26,985	24,956	9,393	9,771
Trustees' fees	26,844	26,082	19,805	20,039
Interest expense	—	182	—	46
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	—
Other expenses	38,510	50,485	29,304	28,360
	11,570,684	10,982,041	5,085,992	5,296,286
Fee waivers and/or expense reimbursements by investment manager and administrator	(404)	(89,315)	(56,610)	(116,207)
Recoupment of fees waived or expenses previously reimbursed	2,092	—	—	1,606
Net expenses	11,572,372	10,892,726	5,029,382	5,181,685
Net investment income (loss)	13,556,759	2,437,149	(291,891)	(3,116,306)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $734,675; $0 and $0, respectively)	108,714,009	105,162,554	54,858,592	63,060,360
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net realized gain	108,714,009	105,162,554	54,858,592	63,060,360
Net change in unrealized appreciation/depreciation of:
Investments	57,535,762	128,680,588	18,234,910	70,447,583
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	57,535,762	128,680,588	18,234,910	70,447,583
Net realized and unrealized gain from investment activities	166,249,771	233,843,142	73,093,502	133,507,943
Net increase in net assets resulting from operations	$179,806,530	$236,280,291	$72,801,611	$130,391,637

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $4; $53; $0 and $11,067, respectively)	$6,514	$564	$77	$6,134,683
Dividends (net of foreign withholding taxes of $171,329; $36,457; $1,083; $5,953; $2,732,155; $853,637; $132,782 and $308,183, respectively)	28,493,850	8,356,184	2,761,120	4,356,295
Securities lending income (includes $804; $3,962; $7,632; $25,086; $18,648; $2,061; $2,757 and $0, respectively, earned from an affiliated entity)	930,288	17,797	36,245	—
	29,430,652	8,374,545	2,797,442	10,490,978
Expenses:
Investment management and administration fees	7,808,820	3,367,727	754,017	7,232,850
Service fees–Class A	172,403	56,377	11,051	159,990
Service and distribution fees–Class B	69	540	—	—
Service and distribution fees–Class C	37,892	37,530	1,991	71,056
Transfer agency and related services fees	1,106,093	946,683	417,370	493,866
Custody and accounting fees	821,946	658,238	70,689	528,076
Professional fees	180,021	167,295	161,406	363,466
Reports and notices to shareholders	113,423	116,801	33,127	65,095
State registration fees	77,076	64,214	50,858	69,657
Insurance expense	20,307	7,095	1,877	11,562
Trustees' fees	23,831	18,671	16,671	20,670
Interest expense	1,159	3,255	—	10,199
Dividend expense, interest expense and other borrowing costs for investments sold short	—	—	—	526,474
Other expenses	50,942	54,617	36,326	48,383
	10,413,982	5,499,043	1,555,383	9,601,344
Fee waivers and/or expense reimbursements by investment manager and administrator	(19,744)	(13,416)	(411,315)	(42,140)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	477
Net expenses	10,394,238	5,485,627	1,144,068	9,559,681
Net investment income (loss)	19,036,414	2,888,918	1,653,374	931,297
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $734,675; $0 and $0, respectively)	33,819,226	62,348,164	8,763,514	29,071,047
Futures	317,834	—	—	(2,261,629)
Options and swaptions written	—	—	—	1,525,717
Investments sold short	—	—	—	(5,858,995)
Swaps	—	—	—	363,828
Forward foreign currency contracts	2,546,075	1,860	—	(11,726,240)
Foreign currency transactions	453,714	(442,785)	(35,683)	807,760
Net realized gain	37,136,849	61,907,239	8,727,831	11,921,488
Net change in unrealized appreciation/depreciation of:
Investments	73,507,800	(26,976,318)	7,182,408	6,669,293
Futures	(163,901)	—	—	(1,746,873)
Options and swaptions written	—	—	—	(140,189)
Investments sold short	—	—	—	2,404,320
Swaps	—	—	—	(1,052,488)
Forward foreign currency contracts	857,964	—	—	(5,896,640)
Other assets and liabilities denominated in foreign currency	(10,449)	353,614	468	87,743
Net change in unrealized appreciation/depreciation	74,191,414	(26,622,704)	7,182,876	325,166
Net realized and unrealized gain from investment activities	111,328,263	35,284,535	15,910,707	12,246,654
Net increase in net assets resulting from operations	$130,364,677	$38,173,453	$17,564,081	$13,177,951

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Money Market Investments		PACE Government Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2011	2010	2011	2010	2011	2010
From operations:
Net investment income	$36,263	$43,561	$14,631,652	$19,750,643	$11,115,264	$13,710,690
Net realized gains (losses)	(659)	(94)	4,748,687	26,064,435	7,081,043	4,979,981
Net change in unrealized appreciation/depreciation	—	—	4,370,728	12,933,532	(2,574,572)	13,117,623
Net increase in net assets resulting from operations	35,604	43,467	23,751,067	58,748,610	15,621,735	31,808,294
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(2,406,844)	(3,092,475)	(863,862)	(1,454,509)
Net investment income–Class B	—	—	(2,676)	(3,663)	(1,681)	(4,138)
Net investment income–Class C	—	—	(542,028)	(700,042)	(65,946)	(134,304)
Net investment income–Class Y	—	—	(1,552,096)	(1,558,291)	(38,926)	(78,814)
Net investment income–Class P	(36,263)	(43,561)	(14,214,219)	(16,487,839)	(9,834,848)	(13,904,993)
Net realized gains–Class A	—	—	(3,234,533)	(3,082,896)	—	—
Net realized gains–Class B	—	—	(4,578)	(4,285)	—	—
Net realized gains–Class C	—	—	(886,763)	(821,564)	—	—
Net realized gains–Class Y	—	—	(1,877,527)	(1,438,485)	—	—
Net realized gains–Class P	(1,389)	(10,489)	(17,268,828)	(15,257,195)	—	—
	(37,652)	(54,050)	(41,990,092)	(42,446,735)	(10,805,263)	(15,576,758)
From beneficial interest transactions:
Net proceeds from shares sold	359,119,509	409,092,964	123,731,378	162,167,465	102,696,255	146,111,607
Cost of shares repurchased	(379,510,934)	(552,857,220)	(180,478,574)	(150,566,609)	(132,429,235)	(112,192,313)
Proceeds from dividends reinvested	19,904	33,528	38,969,566	39,428,168	9,945,673	14,435,941
Net increase (decrease) in net assets from beneficial interest transactions	(20,371,521)	(143,730,728)	(17,777,630)	51,029,024	(19,787,307)	48,355,235
Redemption fees	—	—	41,268	35,049	32,209	33,544
Net increase (decrease) in net assets	(20,373,569)	(143,741,311)	(35,975,387)	67,365,948	(14,938,626)	64,620,315
Net assets:
Beginning of year	386,217,198	529,958,509	643,624,975	576,259,027	470,505,996	405,885,681
End of year	$365,843,629	$386,217,198	$607,649,588	$643,624,975	$455,567,370	$470,505,996
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$93,823	$53,465	$237,492	$(269,948)

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	Years ended July 31,		Years ended July 31,
	2011	2010	2011	2010
From operations:
Net investment income	$27,773,398	$25,265,746	$10,007,321	$10,057,677
Net realized gains (losses)	11,487,743	28,675,034	1,212,664	(337,288)
Net change in unrealized appreciation/depreciation	12,684,625	51,979,570	(303,823)	12,365,344
Net increase in net assets resulting from operations	51,945,766	105,920,350	10,916,162	22,085,733
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,752,790)	(1,573,552)	(2,318,045)	(2,642,625)
Net investment income–Class B	(7,423)	(11,180)	(1,218)	(1,834)
Net investment income–Class C	(391,745)	(372,694)	(362,564)	(401,842)
Net investment income–Class Y	(107,818)	(159,112)	(3,901)	(4,175)
Net investment income–Class P	(26,840,251)	(28,715,448)	(7,322,824)	(7,008,463)
Net realized gains–Class A	(1,289,755)	(41,715)	—	—
Net realized gains–Class B	(7,592)	(395)	—	—
Net realized gains–Class C	(360,580)	(11,433)	—	—
Net realized gains–Class Y	(75,877)	(4,631)	—	—
Net realized gains–Class P	(19,163,723)	(741,454)	—	—
	(49,997,554)	(31,631,614)	(10,008,552)	(10,058,939)
From beneficial interest transactions:
Net proceeds from shares sold	189,350,728	193,295,918	56,391,695	84,935,927
Cost of shares repurchased	(172,483,419)	(175,530,436)	(77,508,355)	(68,680,922)
Proceeds from dividends reinvested	47,506,095	30,395,726	8,408,948	8,481,872
Net increase (decrease) in net assets from beneficial interest transactions	64,373,404	48,161,208	(12,707,712)	24,736,877
Redemption fees	45,160	38,697	15,262	14,907
Net increase (decrease) in net assets	66,366,776	122,488,641	(11,784,840)	36,778,578
Net assets:
Beginning of year	752,332,625	629,843,984	328,481,743	291,703,165
End of year	$818,699,401	$752,332,625	$316,696,903	$328,481,743
Accumulated undistributed (distributions in excess of) net investment income	$988,102	$6,329,490	$—	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2011	2010	2011	2010	2011	2010
From operations:
Net investment income (loss)	$12,680,016	$12,637,486	$18,793,978	$16,963,583	$13,556,759	$11,115,134
Net realized gains	33,114,277	12,551,643	2,050,068	9,726,065	108,714,009	64,628,748
Net change in unrealized appreciation/depreciation	19,108,138	(3,389,286)	2,869,112	13,323,709	57,535,762	59,307,694
Net increase in net assets resulting from operations	64,902,431	21,799,843	23,713,158	40,013,357	179,806,530	135,051,576
Dividends and distributions to shareholders from:
Net investment income–Class A	(2,504,717)	(6,049,909)	(1,428,831)	(765,754)	(1,238,328)	(1,427,479)
Net investment income–Class B	(2,658)	(9,958)	—	—	—	—
Net investment income–Class C	(158,235)	(393,818)	(221,860)	(152,806)	—	(31,970)
Net investment income–Class Y	(150,612)	(454,829)	(4,034)	(605)	(185,964)	(316,414)
Net investment income–Class P	(11,903,830)	(23,807,959)	(16,282,071)	(14,154,934)	(10,356,972)	(10,516,247)
Net realized gains–Class A	—	—	(130,986)	(78,625)	—	—
Net realized gains–Class C	—	—	(18,866)	(16,928)	—	—
Net realized gains–Class Y	—	—	(1,874)	(51)	—	—
Net realized gains–Class P	—	—	(1,227,557)	(1,255,813)	—	—
Return of capital–Class A	—	(192,113)	—	—	—	—
Return of capital–Class B	—	(248)	—	—	—	—
Return of capital–Class C	—	(11,357)	—	—	—	—
Return of capital–Class Y	—	(13,488)	—	—	—	—
Return of capital–Class P	—	(833,372)	—	—	—	—
	(14,720,052)	(31,767,051)	(19,316,079)	(16,425,516)	(11,781,264)	(12,292,110)
From beneficial interest transactions:
Net proceeds from shares sold	101,651,223	113,913,467	89,099,205	78,982,899	183,390,929	189,228,067
Cost of shares repurchased	(103,612,336)	(101,037,675)	(59,328,894)	(48,839,004)	(238,882,033)	(254,574,170)
Proceeds from dividends reinvested	13,558,753	29,414,162	18,090,389	15,514,240	11,209,828	11,815,305
Net increase (decrease) in net assets from beneficial interest transactions	11,597,640	42,289,954	47,860,700	45,658,135	(44,281,276)	(53,530,798)
Redemption fees	17,861	18,579	14,993	11,666	23,830	34,372
Net increase in net assets	61,797,880	32,341,325	52,272,772	69,257,642	123,767,820	69,263,040
Net assets:
Beginning of year	515,863,900	483,522,575	225,650,833	156,393,191	1,075,992,389	1,006,729,349
End of year	$577,661,780	$515,863,900	$277,923,605	$225,650,833	$1,199,760,209	$1,075,992,389
Accumulated undistributed (distributions in excess of) net investment income	$8,793,860	$(14,446,493)	$(2,793)	$(863,267)	$7,999,067	$6,223,572

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	Years ended July 31,		Years ended July 31,
	2011	2010	2011	2010
From operations:
Net investment income (loss)	$2,437,149	$1,659,535	$(291,891)	$435,026
Net realized gains	105,162,554	57,779,334	54,858,592	51,988,477
Net change in unrealized appreciation/depreciation	128,680,588	52,043,717	18,234,910	13,559,055
Net increase in net assets resulting from operations	236,280,291	111,482,586	72,801,611	65,982,558
Dividends and distributions to shareholders from:
Net investment income–Class A	—	(116,030)	—	(16,813)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(26,597)	(100,359)	(174)	(13,258)
Net investment income–Class P	(1,631,101)	(4,102,688)	(147,159)	(818,895)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
Return of capital–Class A	—	—	—	—
Return of capital–Class B	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(1,657,698)	(4,319,077)	(147,333)	(848,966)
From beneficial interest transactions:
Net proceeds from shares sold	180,861,704	186,545,357	68,096,464	64,946,583
Cost of shares repurchased	(235,118,577)	(228,881,459)	(94,588,078)	(95,629,678)
Proceeds from dividends reinvested	1,587,210	4,184,445	141,912	826,718
Net increase (decrease) in net assets from beneficial interest transactions	(52,669,663)	(38,151,657)	(26,349,702)	(29,856,377)
Redemption fees	22,934	31,168	12,379	13,369
Net increase in net assets	181,975,864	69,043,020	46,316,955	35,290,584
Net assets:
Beginning of year	968,527,371	899,484,351	378,966,046	343,675,462
End of year	$1,150,503,235	$968,527,371	$425,283,001	$378,966,046
Accumulated undistributed (distributions in excess of) net investment income	$2,434,116	$1,654,665	$125,408	$178,159

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	Years ended July 31,		Years ended July 31,		Years ended July 31,
	2011	2010	2011	2010	2011	2010
From operations:
Net investment income (loss)	$(3,116,306)	$(2,005,318)	$19,036,414	$14,556,203	$2,888,918	$2,150,750
Net realized gains	63,060,360	57,725,409	37,136,849	16,552,276	61,907,239	159,232
Net change in unrealized appreciation/depreciation	70,447,583	(1,119,645)	74,191,414	(13,858,933)	(26,622,704)	40,318,395
Net increase in net assets resulting from operations	130,391,637	54,600,446	130,364,677	17,249,546	38,173,453	42,628,377
Dividends to shareholders from:
Net investment income–Class A	—	—	(1,165,174)	(1,498,115)	(163,519)	(253,419)
Net investment income–Class B	—	—	—	(401)	—	—
Net investment income–Class C	—	—	(33,337)	(54,114)	—	(38,834)
Net investment income–Class Y	—	—	(433,443)	(812,371)	(177,379)	(551,002)
Net investment income–Class P	—	—	(14,656,797)	(16,405,498)	(1,739,478)	(3,017,588)
	—	—	(16,288,751)	(18,770,499)	(2,080,376)	(3,860,843)
From beneficial interest transactions:
Net proceeds from shares sold	67,727,931	65,977,633	160,262,924	169,969,986	66,897,606	53,575,620
Cost of shares repurchased	(103,860,922)	(93,868,360)	(173,419,299)	(187,811,537)	(73,418,751)	(84,031,041)
Proceeds from dividends reinvested	—	—	15,566,057	18,146,234	2,000,818	3,764,075
Net increase (decrease) in net assets from beneficial interest transactions	(36,132,991)	(27,890,727)	2,409,682	304,683	(4,520,327)	(26,691,346)
Redemption fees	12,119	14,263	20,237	29,308	11,530	16,208
Net increase (decrease) in net assets	94,270,765	26,723,982	116,505,845	(1,186,962)	31,584,280	12,092,396
Net assets:
Beginning of year	374,298,664	347,574,682	792,057,250	793,244,212	277,284,723	265,192,327
End of year	$468,569,429	$374,298,664	$908,563,095	$792,057,250	$308,869,003	$277,284,723
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$15,656,869	$9,642,793	$2,060,455	$1,933,910

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	Years ended July 31,		Years ended July 31,
	2011	2010	2011	2010
From operations:
Net investment income (loss)	$1,653,374	$1,658,115	$931,297	$1,069,754
Net realized gains	8,727,831	8,195,357	11,921,488	15,343,826
Net change in unrealized appreciation/depreciation	7,182,876	1,809,258	325,166	4,137,729
Net increase in net assets resulting from operations	17,564,081	11,662,730	13,177,951	20,551,309
Dividends to shareholders from:
Net investment income–Class A	(281,969)	(294,268)	(583,054)	(183,571)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	(11,375)	(12,411)	(18,811)	—
Net investment income–Class Y	(10,901)	(4,423)	(14,369)	(28,303)
Net investment income–Class P	(5,732,414)	(5,852,048)	(5,018,074)	(2,293,558)
	(6,036,659)	(6,163,150)	(5,634,308)	(2,505,432)
From beneficial interest transactions:
Net proceeds from shares sold	31,045,874	26,534,560	194,272,098	147,143,220
Cost of shares repurchased	(20,503,596)	(16,205,411)	(124,042,441)	(144,625,395)
Proceeds from dividends reinvested	5,791,306	5,976,100	5,436,765	2,436,809
Net increase (decrease) in net assets from beneficial interest transactions	16,333,584	16,305,249	75,666,422	4,954,634
Redemption fees	4,843	5,061	31,814	29,553
Net increase (decrease) in net assets	27,865,849	21,809,890	83,241,879	23,030,064
Net assets:
Beginning of year	78,122,662	56,312,772	465,112,421	442,082,357
End of year	$105,988,511	$78,122,662	$548,354,300	$465,112,421
Accumulated undistributed (distributions in excess of) net investment income	$(1,847,200)	$424,617	$(8,331,082)	$4,954,050

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.008	0.033	0.048
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.81%	3.40%	4.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.88%	0.90%	0.89%	0.93%	0.92%
Expenses after fee waivers and/or expense reimbursements by manager	0.25%	0.27%	0.59%	0.60%	0.60%
Net investment income	0.01%	0.01%	0.78%	3.27%	4.75%
Supplemental data:
Net assets, end of year (000's)	$365,844	$386,217	$529,959	$523,243	$408,562

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.71	$13.36	$12.87	$12.72	$12.71
Net investment income[1]	0.29	0.41	0.57	0.56	0.57
Net realized and unrealized gains	0.20	0.86	0.56	0.15	0.00[2]
Net increase from operations	0.49	1.27	1.13	0.71	0.57
Dividends from net investment income	(0.38)	(0.46)	(0.64)	(0.56)	(0.56)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.89)	(0.92)	(0.64)	(0.56)	(0.56)
Net asset value, end of year	$13.31	$13.71	$13.36	$12.87	$12.72
Total investment return[3]	3.74%	9.92%	9.09%	5.53%	4.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.06%[4]	1.08%[4]	1.07%[4]	1.12%	1.13%
Expenses after fee waivers and/or expense reimbursements by manager	1.02%[4]	1.02%[4]	1.02%[4]	1.07%	1.12%
Net investment income	2.16%	3.06%	4.41%	4.30%	4.40%
Supplemental data:
Net assets, end of year (000's)	$80,727	$92,416	$90,386	$91,614	$99,378
Portfolio turnover	1,105%	1,065%	877%	588%	495%
	Class C
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.72	$13.37	$12.88	$12.73	$12.72
Net investment income[1]	0.22	0.35	0.51	0.50	0.50
Net realized and unrealized gains	0.20	0.85	0.55	0.14	0.01
Net increase from operations	0.42	1.20	1.06	0.64	0.51
Dividends from net investment income	(0.31)	(0.39)	(0.57)	(0.49)	(0.50)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.82)	(0.85)	(0.57)	(0.49)	(0.50)
Net asset value, end of year	$13.32	$13.72	$13.37	$12.88	$12.73
Total investment return[3]	3.22%	9.37%	8.45%	5.06%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.58%[4]	1.61%[4]	1.63%[4]	1.68%	1.70%
Expenses after fee waivers and/or expense reimbursements by manager	1.52%[4]	1.52%[4]	1.52%[4]	1.57%	1.62%
Net investment income	1.66%	2.56%	3.90%	3.80%	3.90%
Supplemental data:
Net assets, end of year (000's)	$22,064	$24,394	$24,477	$24,536	$26,449
Portfolio turnover	1,105%	1,065%	877%	588%	495%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes interest expense representing less than 0.005%.

	Class B
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.71	$13.36	$12.87	$12.73	$12.72
Net investment income[1]	0.19	0.30	0.46	0.45	0.46
Net realized and unrealized gains	0.21	0.87	0.56	0.15	0.01
Net increase from operations	0.40	1.17	1.02	0.60	0.47
Dividends from net investment income	(0.28)	(0.36)	(0.53)	(0.46)	(0.46)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.79)	(0.82)	(0.53)	(0.46)	(0.46)
Net asset value, end of year	$13.32	$13.71	$13.36	$12.87	$12.73
Total investment return[3]	3.03%	9.12%	8.16%	4.72%	3.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.83%[4]	1.91%[4]	1.86%[4]	1.89%	1.88%
Expenses after fee waivers and/or expense reimbursements by manager	1.77%[4]	1.77%[4]	1.77%[4]	1.82%	1.87%
Net investment income	1.39%	2.29%	3.70%	3.55%	3.64%
Supplemental data:
Net assets, end of year (000's)	$98	$157	$173	$769	$1,617
Portfolio turnover	1,105%	1,065%	877%	588%	495%
	Class Y
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.71	$13.36	$12.87	$12.73	$12.72
Net investment income[1]	0.32	0.44	0.61	0.59	0.61
Net realized and unrealized gains	0.20	0.86	0.55	0.15	0.00[2]
Net increase from operations	0.52	1.30	1.16	0.74	0.61
Dividends from net investment income	(0.41)	(0.49)	(0.67)	(0.60)	(0.60)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.92)	(0.95)	(0.67)	(0.60)	(0.60)
Net asset value, end of year	$13.31	$13.71	$13.36	$12.87	$12.73
Total investment return[3]	4.00%	10.20%	9.29%	5.86%	4.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.88%[4]	0.89%[4]	0.92%[4]	0.90%	0.79%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%[4]	0.77%[4]	0.77%[4]	0.82%	0.79%
Net investment income	2.42%	3.29%	4.65%	4.56%	4.74%
Supplemental data:
Net assets, end of year (000's)	$50,830	$49,486	$39,199	$25,669	$13,658
Portfolio turnover	1,105%	1,065%	877%	588%	495%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.71	$13.36	$12.87	$12.72	$12.72
Net investment income[1]	0.32	0.44	0.61	0.59	0.60
Net realized and unrealized gains (losses)	0.21	0.86	0.55	0.15	(0.01)
Net increase from operations	0.53	1.30	1.16	0.74	0.59
Dividends from net investment income	(0.41)	(0.49)	(0.67)	(0.59)	(0.59)
Distributions from net realized gains	(0.51)	(0.46)	—	—	—
Total dividends and distributions	(0.92)	(0.95)	(0.67)	(0.59)	(0.59)
Net asset value, end of year	$13.32	$13.71	$13.36	$12.87	$12.72
Total investment return[2]	4.08%	10.20%	9.27%	5.87%	4.71%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.86%[3]	0.88%[3]	0.86%[3]	0.90%	0.91%
Expenses after fee waivers and/or expense reimbursements by manager	0.77%[3]	0.77%[3]	0.77%[3]	0.82%	0.87%
Net investment income	2.41%	3.30%	4.66%	4.55%	4.66%
Supplemental data:
Net assets, end of year (000's)	$453,931	$477,172	$422,024	$542,337	$469,556
Portfolio turnover	1,105%	1,065%	877%	588%	495%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.02	$11.58	$11.51	$11.39	$11.27
Net investment income[1]	0.26	0.34	0.44	0.48	0.43
Net realized and unrealized gains	0.12	0.49	0.08	0.12	0.12
Net increase from operations	0.38	0.83	0.52	0.60	0.55
Dividends from net investment income	(0.25)	(0.39)	(0.45)	(0.48)	(0.43)
Net asset value, end of year	$12.15	$12.02	$11.58	$11.51	$11.39
Total investment return[2]	3.24%	7.24%	4.88%	5.26%	4.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.99%[3]	1.00%[3]	1.02%	1.05%	1.08%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%[3]	0.93%	0.93%	1.05%
Net investment income	2.18%	2.93%	3.97%	4.10%	3.81%
Supplemental data:
Net assets, end of year (000's)	$39,022	$42,905	$45,165	$46,257	$51,800
Portfolio turnover	664%	974%	512%	387%	255%
	Class C
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.03	$11.59	$11.52	$11.40	$11.28
Net investment income[1]	0.20	0.29	0.38	0.42	0.38
Net realized and unrealized gains	0.13	0.48	0.09	0.12	0.11
Net increase from operations	0.33	0.77	0.47	0.54	0.49
Dividends from net investment income	(0.19)	(0.33)	(0.40)	(0.42)	(0.37)
Net asset value, end of year	$12.17	$12.03	$11.59	$11.52	$11.40
Total investment return[2]	2.80%	6.70%	4.36%	4.72%	4.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.49%[3]	1.50%[3]	1.53%	1.57%	1.57%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.43%[3]	1.43%[3]	1.43%	1.43%	1.55%
Net investment income	1.67%	2.43%	3.43%	3.60%	3.31%
Supplemental data:
Net assets, end of year (000's)	$3,474	$4,646	$5,185	$3,992	$4,116
Portfolio turnover	664%	974%	512%	387%	255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.04	$11.60	$11.53	$11.41	$11.29
Net investment income[1]	0.17	0.25	0.36	0.38	0.34
Net realized and unrealized gains	0.12	0.50	0.08	0.13	0.13
Net increase from operations	0.29	0.75	0.44	0.51	0.47
Dividends from net investment income	(0.16)	(0.31)	(0.37)	(0.39)	(0.35)
Net asset value, end of year	$12.17	$12.04	$11.60	$11.53	$11.41
Total investment return[2]	2.46%	6.43%	4.08%	4.45%	4.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.81%[3]	1.82%[3]	1.82%	1.91%	1.84%
Expenses after fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%[3]	1.68%	1.68%	1.80%
Net investment income	1.42%	2.18%	3.23%	3.35%	3.04%
Supplemental data:
Net assets, end of year (000's)	$72	$157	$155	$166	$324
Portfolio turnover	664%	974%	512%	387%	255%
	Class Y
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.02	$11.59	$11.51	$11.39	$11.28
Net investment income[1]	0.29	0.38	0.47	0.51	0.47
Net realized and unrealized gains	0.12	0.48	0.09	0.11	0.10
Net increase from operations	0.41	0.86	0.56	0.62	0.57
Dividends from net investment income	(0.28)	(0.43)	(0.48)	(0.50)	(0.46)
Net asset value, end of year	$12.15	$12.02	$11.59	$11.51	$11.39
Total investment return[2]	3.49%	7.53%	5.15%	5.52%	5.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.83%[3]	0.74%[3]	0.68%	0.76%	0.80%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%[3]	0.68%[4]	0.68%	0.80%[5]
Net investment income	2.42%	3.19%	4.17%	4.34%	4.07%
Supplemental data:
Net assets, end of year (000's)	$1,277	$1,997	$2,313	$1,359	$1,249
Portfolio turnover	664%	974%	512%	387%	255%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Intermediate Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.02	$11.59	$11.51	$11.39	$11.28
Net investment income[1]	0.29	0.37	0.47	0.51	0.46
Net realized and unrealized gains	0.13	0.48	0.09	0.11	0.11
Net increase from operations	0.42	0.85	0.56	0.62	0.57
Dividends from net investment income	(0.28)	(0.42)	(0.48)	(0.50)	(0.46)
Net asset value, end of year	$12.16	$12.02	$11.59	$11.51	$11.39
Total investment return[2]	3.58%	7.51%	5.14%	5.52%	5.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.72%[3]	0.73%[3]	0.74%	0.77%	0.80%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%[3]	0.68%	0.68%	0.80%[4]
Net investment income	2.43%	3.16%	4.22%	4.35%	4.07%
Supplemental data:
Net assets, end of year (000's)	$411,723	$420,801	$353,068	$404,407	$381,254
Portfolio turnover	664%	974%	512%	387%	255%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.56	$13.09	$13.75	$13.25	$13.26
Net investment income[1]	0.48	0.47	0.60	0.61	0.56
Net realized and unrealized gains	0.43	1.60	0.39	0.51	0.00[2]
Net increase from operations	0.91	2.07	0.99	1.12	0.56
Dividends from net investment income	(0.51)	(0.58)	(0.73)	(0.62)	(0.55)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.92)	(0.60)	(1.65)	(0.62)	(0.57)
Net asset value, end of year	$14.55	$14.56	$13.09	$13.75	$13.25
Total investment return[3]	6.54%	16.09%	8.31%	8.42%	4.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.09%	1.09%	1.10%	1.13%	1.15%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.06%	1.06%	1.07%	1.06%	1.15%[4]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.06%	1.06%	1.06%	1.06%	1.15%[4]
Net investment income	3.38%	3.36%	4.75%	4.40%	4.17%
Supplemental data:
Net assets, end of year (000's)	$56,151	$45,499	$33,293	$27,180	$21,711
Portfolio turnover	444%	239%	178%	236%	188%
	Class C
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.56	$13.09	$13.75	$13.26	$13.26
Net investment income[1]	0.42	0.40	0.54	0.54	0.50
Net realized and unrealized gains (losses)	0.43	1.60	0.39	0.50	0.00[2]
Net increase from operations	0.85	2.00	0.93	1.04	0.50
Dividends from net investment income	(0.44)	(0.51)	(0.67)	(0.55)	(0.48)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.85)	(0.53)	(1.59)	(0.55)	(0.50)
Net asset value, end of year	$14.56	$14.56	$13.09	$13.75	$13.26
Total investment return[3]	6.10%	15.52%	7.78%	7.79%	3.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.53%	1.56%	1.58%	1.61%	1.63%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.55%[4]	1.56%	1.57%	1.56%	1.63%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.55%[4]	1.56%	1.56%	1.56%	1.63%
Net investment income	2.88%	2.86%	4.24%	3.90%	3.69%
Supplemental data:
Net assets, end of year (000's)	$12,856	$12,289	$8,797	$5,592	$5,531
Portfolio turnover	444%	239%	178%	236%	188%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  During the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class B
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.55	$13.08	$13.75	$13.25	$13.26
Net investment income[1]	0.38	0.36	0.49	0.48	0.44
Net realized and unrealized gains	0.44	1.60	0.40	0.53	0.01
Net increase from operations	0.82	1.96	0.89	1.01	0.45
Dividends from net investment income	(0.41)	(0.47)	(0.64)	(0.51)	(0.44)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.82)	(0.49)	(1.56)	(0.51)	(0.46)
Net asset value, end of year	$14.55	$14.55	$13.08	$13.75	$13.25
Total investment return[3]	5.82%	15.23%	7.45%	7.58%	3.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.85%	1.90%	1.93%	2.03%	1.93%[5]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.81%	1.81%	1.82%	1.81%	1.93%[5]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.81%	1.81%	1.81%	1.81%	1.93%[5]
Net investment income	2.63%	2.63%	4.02%	3.59%	3.36%
Supplemental data:
Net assets, end of year (000's)	$230	$300	$333	$142	$456
Portfolio turnover	444%	239%	178%	236%	188%
	Class Y
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.54	$13.08	$13.74	$13.25	$13.26
Net investment income[1]	0.52	0.51	0.64	0.66	0.61
Net realized and unrealized gains (losses)	0.44	1.59	0.39	0.49	(0.01)
Net increase from operations	0.96	2.10	1.03	1.15	0.60
Dividends from net investment income	(0.55)	(0.62)	(0.77)	(0.66)	(0.59)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.96)	(0.64)	(1.69)	(0.66)	(0.61)
Net asset value, end of year	$14.54	$14.54	$13.08	$13.74	$13.25
Total investment return[3]	6.80%	16.47%	8.68%	8.67%	4.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.96%	0.85%	0.73%	0.78%	0.79%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%	0.81%	0.73%	0.78%	0.79%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.81%	0.72%	0.78%	0.79%
Net investment income	3.62%	3.63%	5.09%	4.71%	4.55%
Supplemental data:
Net assets, end of year (000's)	$2,810	$3,058	$3,186	$3,045	$1,208
Portfolio turnover	444%	239%	178%	236%	188%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Strategic Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.55	$13.08	$13.74	$13.25	$13.26
Net investment income[1]	0.52	0.50	0.64	0.64	0.59
Net realized and unrealized gains	0.44	1.60	0.38	0.50	0.00[2]
Net increase from operations	0.96	2.10	1.02	1.14	0.59
Dividends from net investment income	(0.55)	(0.61)	(0.76)	(0.65)	(0.58)
Distributions from net realized gains	(0.41)	(0.02)	(0.92)	—	—
Return of capital	—	—	—	—	(0.02)
Total dividends, distributions and return of capital	(0.96)	(0.63)	(1.68)	(0.65)	(0.60)
Net asset value, end of year	$14.55	$14.55	$13.08	$13.74	$13.25
Total investment return[3]	6.88%	16.39%	8.58%	8.62%	4.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.84%	0.87%	0.87%	0.89%	0.93%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%	0.81%	0.82%	0.81%	0.93%[4]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.93%[4]
Net investment income	3.63%	3.62%	5.00%	4.65%	4.40%
Supplemental data:
Net assets, end of year (000's)	$746,653	$691,186	$584,235	$785,267	$679,623
Portfolio turnover	444%	239%	178%	236%	188%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.94	$12.45	$12.15	$12.22	$12.27
Net investment income[1]	0.38	0.39	0.41	0.41	0.40
Net realized and unrealized gains (losses)	0.06	0.49	0.30	(0.07)	(0.05)
Net increase from operations	0.44	0.88	0.71	0.34	0.35
Dividends from net investment income	(0.38)	(0.39)	(0.41)	(0.41)	(0.40)
Net asset value, end of year	$13.00	$12.94	$12.45	$12.15	$12.22
Total investment return[2]	3.49%	7.18%	5.97%	2.81%	2.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.94%	0.95%	0.96%	1.01%	1.02%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%	0.93%	0.93%	0.93%	1.01%
Net investment income	2.96%	3.08%	3.35%	3.34%	3.21%
Supplemental data:
Net assets, end of year (000's)	$73,528	$83,501	$88,167	$87,036	$90,219
Portfolio turnover	34%	10%	25%	16%	48%
	Class C
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.94	$12.45	$12.16	$12.22	$12.27
Net investment income[1]	0.32	0.33	0.35	0.35	0.33
Net realized and unrealized gains (losses)	0.06	0.49	0.29	(0.06)	(0.05)
Net increase from operations	0.38	0.82	0.64	0.29	0.28
Dividends from net investment income	(0.32)	(0.33)	(0.35)	(0.35)	(0.33)
Net asset value, end of year	$13.00	$12.94	$12.45	$12.16	$12.22
Total investment return[2]	2.97%	6.65%	5.36%	2.38%	2.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.45%	1.46%	1.47%	1.52%	1.53%
Expenses after fee waivers and/or expense reimbursements by manager	1.43%	1.43%	1.43%	1.43%	1.51%
Net investment income	2.46%	2.58%	2.85%	2.84%	2.71%
Supplemental data:
Net assets, end of year (000's)	$13,943	$15,767	$15,474	$13,905	$14,777
Portfolio turnover	34%	10%	25%	16%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.95	$12.46	$12.16	$12.23	$12.27
Net investment income[1]	0.28	0.29	0.31	0.31	0.30
Net realized and unrealized gains (losses)	0.06	0.50	0.31	(0.06)	(0.04)
Net increase from operations	0.34	0.79	0.62	0.25	0.26
Dividends from net investment income	(0.28)	(0.30)	(0.32)	(0.32)	(0.30)
Net asset value, end of year	$13.01	$12.95	$12.46	$12.16	$12.23
Total investment return[2]	2.71%	6.37%	5.17%	2.05%	2.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.75%	1.77%	1.74%	1.89%	1.78%
Expenses after fee waivers and/or expense reimbursements by manager	1.68%	1.68%	1.68%	1.68%	1.76%
Net investment income	2.21%	2.33%	2.63%	2.57%	2.44%
Supplemental data:
Net assets, end of year (000's)	$47	$62	$103	$196	$259
Portfolio turnover	34%	10%	25%	16%	48%
	Class Y
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.95	$12.45	$12.16	$12.23	$12.28
Net investment income[1]	0.41	0.42	0.44	0.44	0.43
Net realized and unrealized gains (losses)	0.05	0.50	0.29	(0.07)	(0.05)
Net increase from operations	0.46	0.92	0.73	0.37	0.38
Dividends from net investment income	(0.41)	(0.42)	(0.44)	(0.44)	(0.43)
Net asset value, end of year	$13.00	$12.95	$12.45	$12.16	$12.23
Total investment return[2]	3.67%	7.45%	6.23%	3.05%	3.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.74%	0.74%	0.76%	0.96%	0.83%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.68%	0.76%
Net investment income	3.21%	3.33%	3.60%	3.59%	3.46%
Supplemental data:
Net assets, end of year (000's)	$118	$123	$145	$136	$137
Portfolio turnover	34%	10%	25%	16%	48%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Municipal Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.95	$12.45	$12.16	$12.22	$12.27
Net investment income[1]	0.41	0.42	0.44	0.44	0.43
Net realized and unrealized gains (losses)	0.05	0.50	0.29	(0.06)	(0.05)
Net increase from operations	0.46	0.92	0.73	0.38	0.38
Dividends from net investment income	(0.41)	(0.42)	(0.44)	(0.44)	(0.43)
Net asset value, end of year	$13.00	$12.95	$12.45	$12.16	$12.22
Total investment return[2]	3.67%	7.54%	6.14%	3.14%	3.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.72%	0.74%	0.74%	0.79%	0.81%
Expenses after fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.68%	0.68%	0.76%
Net investment income	3.21%	3.33%	3.61%	3.59%	3.47%
Supplemental data:
Net assets, end of year (000's)	$229,062	$229,028	$187,814	$242,033	$194,370
Portfolio turnover	34%	10%	25%	16%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE International Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$11.43	$11.64	$11.84	$11.38	$11.20
Net investment income[2]	0.26	0.27	0.30	0.25	0.25
Net realized and unrealized gains (losses)	1.13	0.24	(0.06)	1.14	0.23
Net increase from operations	1.39	0.51	0.24	1.39	0.48
Dividends from net investment income	(0.30)	(0.70)	(0.44)	(0.93)	(0.30)
Return of capital	—	(0.02)	—	—	—
Total dividends and return of capital	(0.30)	(0.72)	(0.44)	(0.93)	(0.30)
Net asset value, end of year	$12.52	$11.43	$11.64	$11.84	$11.38
Total investment return[3]	12.36%	4.32%	2.35%	12.76%	4.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.26%	1.30%	1.32%	1.35%	1.37%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.22%[4]	1.25%[4]	1.25%	1.25%	1.37%
Net investment income	2.16%	2.30%	2.83%	2.07%	2.23%
Supplemental data:
Net assets, end of year (000's)	$98,636	$98,039	$103,708	$118,784	$111,910
Portfolio turnover	66%	67%	37%	65%	111%
	Class C
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$11.43	$11.64	$11.85	$11.38	$11.20
Net investment income[2]	0.20	0.21	0.25	0.19	0.20
Net realized and unrealized gains (losses)	1.14	0.24	(0.08)	1.15	0.23
Net increase from operations	1.34	0.45	0.17	1.34	0.43
Dividends from net investment income	(0.25)	(0.64)	(0.38)	(0.87)	(0.25)
Return of capital	—	(0.02)	—	—	—
Total dividends and return of capital	(0.25)	(0.66)	(0.38)	(0.87)	(0.25)
Net asset value, end of year	$12.52	$11.43	$11.64	$11.85	$11.38
Total investment return[3]	11.83%	3.81%	1.85%	12.20%	3.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.74%	1.77%	1.80%	1.84%	1.85%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.69%	1.72%[4]	1.75%[4]	1.75%	1.85%
Net investment income	1.69%	1.83%	2.32%	1.57%	1.74%
Supplemental data:
Net assets, end of year (000's)	$8,034	$7,154	$7,234	$7,161	$6,347
Portfolio turnover	66%	67%	37%	65%	111%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$11.46	$11.68	$11.87	$11.40	$11.22
Net investment income[2]	0.16	0.18	0.22	0.15	0.16
Net realized and unrealized gains (losses)	1.15	0.23	(0.06)	1.16	0.24
Net increase from operations	1.31	0.41	0.16	1.31	0.40
Dividends from net investment income	(0.21)	(0.61)	(0.35)	(0.84)	(0.22)
Return of capital	—	(0.02)	—	—	—
Total dividends and return of capital	(0.21)	(0.63)	(0.35)	(0.84)	(0.22)
Net asset value, end of year	$12.56	$11.46	$11.68	$11.87	$11.40
Total investment return[3]	11.54%	3.51%	1.64%	11.89%	3.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.06%	2.09%	2.10%	2.15%	2.13%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.00%	2.00%	2.00%	2.00%	2.13%
Net investment income	1.38%	1.55%	2.11%	1.31%	1.47%
Supplemental data:
Net assets, end of year (000's)	$151	$166	$191	$505	$723
Portfolio turnover	66%	67%	37%	65%	111%
	Class Y
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$11.40	$11.63	$11.83	$11.36	$11.19
Net investment income[2]	0.28	0.30	0.34	0.29	0.29
Net realized and unrealized gains (losses)	1.14	0.23	(0.07)	1.15	0.22
Net increase from operations	1.42	0.53	0.27	1.44	0.51
Dividends from net investment income	(0.33)	(0.74)	(0.47)	(0.97)	(0.34)
Return of capital	—	(0.02)	—	—	—
Total dividends and return of capital	(0.33)	(0.76)	(0.47)	(0.97)	(0.34)
Net asset value, end of year	$12.49	$11.40	$11.63	$11.83	$11.36
Total investment return[3]	12.54%	4.68%	2.71%	13.16%	4.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.11%	1.01%	0.94%	0.99%	1.03%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.00%	0.96%	0.89%	0.93%	1.03%[4]
Net investment income	2.38%	2.57%	3.19%	2.40%	2.58%
Supplemental data:
Net assets, end of year (000's)	$5,216	$5,825	$7,773	$10,253	$7,113
Portfolio turnover	66%	67%	37%	65%	111%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE International Fixed Income Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$11.43	$11.64	$11.84	$11.38	$11.20
Net investment income[2]	0.28	0.30	0.33	0.28	0.28
Net realized and unrealized gains (losses)	1.14	0.23	(0.07)	1.14	0.23
Net increase from operations	1.42	0.53	0.26	1.42	0.51
Dividends from net investment income	(0.33)	(0.72)	(0.46)	(0.96)	(0.33)
Return of capital	—	(0.02)	—	—	—
Total dividends and return of capital	(0.33)	(0.74)	(0.46)	(0.96)	(0.33)
Net asset value, end of year	$12.52	$11.43	$11.64	$11.84	$11.38
Total investment return[3]	12.60%	4.65%	2.60%	12.95%	4.62%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.11%	1.15%	1.17%	1.18%	1.22%
Expenses after fee waivers and/or expense reimbursements by manager	1.00%	1.00%	1.00%	1.00%	1.13%
Net investment income	2.38%	2.56%	3.09%	2.32%	2.49%
Supplemental data:
Net assets, end of year (000's)	$465,625	$404,680	$364,616	$534,097	$440,787
Portfolio turnover	66%	67%	37%	65%	111%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A					Class C
	Years ended July 31,					Years ended July 31,		Period ended July 31,
	2011	2010	2009	2008	2007	2011	2010	2009[1]
Net asset value, beginning of period	$10.17	$8.94	$9.04	$9.60	$9.81	$10.16	$8.93	$7.49
Net investment income[2]	0.75	0.82	0.66	0.60	0.60	0.71	0.77	0.29
Net realized and unrealized gains (losses)	0.25	1.21	0.02	(0.54)	(0.23)	0.24	1.21	1.54
Net increase from operations	1.00	2.03	0.68	0.06	0.37	0.95	1.98	1.83
Dividends from net investment income	(0.73)	(0.74)	(0.78)	(0.59)	(0.58)	(0.68)	(0.69)	(0.39)
Distributions from net realized gains	(0.05)	(0.06)	—	(0.01)	—	(0.05)	(0.06)	—
Return of capital	—	—	—	(0.02)	—	—	—	—
Total dividends, distributions and return of capital	(0.78)	(0.80)	(0.78)	(0.62)	(0.58)	(0.73)	(0.75)	(0.39)
Net asset value, end of period	$10.39	$10.17	$8.94	$9.04	$9.60	$10.38	$10.16	$8.93
Total investment return[3]	10.00%	23.35%	9.49%	0.58%	3.66%	9.50%	22.81%	25.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.31%	1.35%	1.46%	1.59%	1.96%	1.77%	1.81%	1.92%[5]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.33%[4]	1.35%[4]	1.35%	1.35%	1.35%	1.77%	1.81%[4]	1.85%[5]
Net investment income	7.11%	8.36%	8.46%	6.43%	5.96%	6.69%	7.91%	6.96%[5]
Supplemental data:
Net assets, end of period (000's)	$25,550	$13,158	$7,538	$2,181	$741	$3,791	$2,834	$1,819
Portfolio turnover	36%	30%	49%	25%	26%	36%	30%	49%
	Class Y			Class P
	Years ended July 31,		Period ended July 31,	Years ended July 31,
	2011	2010	2009[6]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.20	$8.95	$6.83	$10.18	$8.95	$9.04	$9.61	$9.81
Net investment income[2]	0.74	0.85	0.42	0.77	0.85	0.69	0.63	0.62
Net realized and unrealized gains (losses)	0.28	1.22	2.11	0.26	1.20	0.02	(0.56)	(0.22)
Net increase from operations	1.02	2.07	2.53	1.03	2.05	0.71	0.07	0.40
Dividends from net investment income	(0.75)	(0.76)	(0.41)	(0.75)	(0.76)	(0.80)	(0.61)	(0.60)
Distributions from net realized gains	(0.05)	(0.06)	—	(0.05)	(0.06)	—	(0.01)	—
Return of capital	—	—	—	—	—	—	(0.02)	—
Total dividends, distributions and return of capital	(0.80)	(0.82)	(0.41)	(0.80)	(0.82)	(0.80)	(0.64)	(0.60)
Net asset value, end of period	$10.42	$10.20	$8.95	$10.41	$10.18	$8.95	$9.04	$9.61
Total investment return[3]	10.24%	23.82%	38.23%	10.30%	23.60%	9.87%	0.71%	3.96%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.03%	1.10%	1.37%[5]	1.15%	1.19%	1.34%	1.31%	1.72%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.05%[4]	1.10%	1.10%[5]	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	7.86%	8.61%	9.13%[5]	7.36%	8.60%	8.80%	6.68%	6.24%
Supplemental data:
Net assets, end of period (000's)	$385	$9	$7	$248,197	$209,650	$147,029	$142,985	$87,171
Portfolio turnover	36%	30%	49%	36%	30%	49%	25%	26%

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  Annualized.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$14.76	$13.16	$16.67	$22.41	$22.35
Net investment income (loss)[2]	0.16	0.12	0.19	0.25	0.23
Net realized and unrealized gains (losses)	2.31	1.62	(3.44)	(3.34)	2.80
Net increase (decrease) from operations	2.47	1.74	(3.25)	(3.09)	3.03
Dividends from net investment income	(0.13)	(0.14)	(0.26)	(0.11)	(0.23)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.13)	(0.14)	(0.26)	(2.65)	(2.97)
Net asset value, end of year	$17.10	$14.76	$13.16	$16.67	$22.41
Total investment return[4]	16.79%	13.20%	(19.27)%	(15.56)%	13.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.17%	1.20%	1.24%	1.22%	1.21%
Expenses after fee waivers and/or expense reimbursements by manager	1.17%	1.20%	1.24%	1.09%	1.08%
Net investment income (loss)	0.94%	0.81%	1.52%	1.26%	0.99%
Supplemental data:
Net assets, end of year (000's)	$147,471	$143,284	$146,510	$217,986	$291,942
Portfolio turnover	49%	61%	87%	161%	105%
	Class C
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$14.73	$13.15	$16.59	$22.36	$22.29
Net investment income (loss)[2]	0.02	(0.00)[3]	0.09	0.09	0.05
Net realized and unrealized gains (losses)	2.32	1.61	(3.41)	(3.32)	2.80
Net increase (decrease) from operations	2.34	1.61	(3.32)	(3.23)	2.85
Dividends from net investment income	—	(0.03)	(0.12)	—	(0.04)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)
Total dividends and distributions	—	(0.03)	(0.12)	(2.54)	(2.78)
Net asset value, end of year	$17.07	$14.73	$13.15	$16.59	$22.36
Total investment return[4]	15.81%	12.31%	(19.89)%	(16.24)%	13.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.96%	2.02%	2.05%	2.01%	2.00%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.98%[5]	2.02%[5]	2.02%	1.88%	1.86%
Net investment income (loss)	0.13%	(0.01)%	0.74%	0.47%	0.21%
Supplemental data:
Net assets, end of year (000's)	$14,807	$15,272	$16,560	$24,765	$35,110
Portfolio turnover	49%	61%	87%	161%	105%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$14.82	$13.20	$16.62	$22.43	$22.34
Net investment income (loss)[2]	0.01	(0.00)[3]	0.09	0.06	0.04
Net realized and unrealized gains (losses)	2.33	1.62	(3.41)	(3.33)	2.79
Net increase (decrease) from operations	2.34	1.62	(3.32)	(3.27)	2.83
Dividends from net investment income	—	—	(0.10)	—	—
Distributions from net realized gains	—	—	—	(2.54)	(2.74)
Total dividends and distributions	—	—	(0.10)	(2.54)	(2.74)
Net asset value, end of year	$17.16	$14.82	$13.20	$16.62	$22.43
Total investment return[4]	15.78%	12.35%	(19.92)%	(16.38)%	13.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.34%	2.33%	2.30%	2.16%	2.11%
Expenses after fee waivers and/or expense reimbursements by manager	2.02%	2.02%	2.02%	2.02%	1.98%
Net investment income (loss)	0.07%	(0.02)%	0.76%	0.29%	0.18%
Supplemental data:
Net assets, end of year (000's)	$86	$165	$405	$765	$1,872
Portfolio turnover	49%	61%	87%	161%	105%
	Class Y
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$14.81	$13.21	$16.75	$22.51	$22.45
Net investment income (loss)[2]	0.20	0.16	0.23	0.32	0.30
Net realized and unrealized gains (losses)	2.31	1.63	(3.45)	(3.35)	2.82
Net increase (decrease) from operations	2.51	1.79	(3.22)	(3.03)	3.12
Dividends from net investment income	(0.17)	(0.19)	(0.32)	(0.19)	(0.32)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.17)	(0.19)	(0.32)	(2.73)	(3.06)
Net asset value, end of year	$17.15	$14.81	$13.21	$16.75	$22.51
Total investment return[4]	17.00%	13.55%	(18.93)%	(15.30)%	14.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.89%	0.86%	0.89%	0.88%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.89%	0.86%	0.76%	0.74%
Net investment income (loss)	1.17%	1.11%	1.90%	1.59%	1.32%
Supplemental data:
Net assets, end of year (000's)	$16,984	$17,345	$23,834	$33,809	$45,177
Portfolio turnover	49%	61%	87%	161%	105%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Large Co Value Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009	2008[1]	2007
Net asset value, beginning of year	$14.76	$13.16	$16.69	$22.44	$22.38
Net investment income[2]	0.20	0.16	0.22	0.30	0.28
Net realized and unrealized gains (losses)	2.31	1.61	(3.44)	(3.34)	2.82
Net increase (decrease) from operations	2.51	1.77	(3.22)	(3.04)	3.10
Dividends from net investment income	(0.17)	(0.17)	(0.31)	(0.17)	(0.30)
Distributions from net realized gains	—	—	—	(2.54)	(2.74)
Total dividends and distributions	(0.17)	(0.17)	(0.31)	(2.71)	(3.04)
Net asset value, end of year	$17.10	$14.76	$13.16	$16.69	$22.44
Total investment return[3]	17.07%	13.48%	(19.01)%	(15.39)%	14.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.93%	0.95%	0.99%	0.98%	0.96%
Expenses after fee waivers and/or expense reimbursements by manager	0.93%	0.95%	0.99%	0.85%	0.83%
Net investment income	1.18%	1.05%	1.76%	1.51%	1.23%
Supplemental data:
Net assets, end of year (000's)	$1,020,412	$899,926	$819,420	$1,159,915	$1,306,425
Portfolio turnover	49%	61%	87%	161%	105%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of year	$14.95	$13.36	$16.67	$18.18	$15.75
Net investment income (loss)[5]	(0.00)[6]	(0.01)	0.03	0.00[6]	(0.02)
Net realized and unrealized gains (losses)	3.67	1.63	(3.27)	(1.03)	2.45
Net increase (decrease) from operations	3.67	1.62	(3.24)	(1.03)	2.43
Dividends from net investment income	—	(0.03)	—	—	—
Distributions from net realized gains	—	—	(0.07)	(0.48)	—
Total dividends and distributions	—	(0.03)	(0.07)	(0.48)	—
Net asset value, end of year	$18.62	$14.95	$13.36	$16.67	$18.18
Total investment return[7]	24.55%	12.12%	(19.39)%	(5.94)%	15.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.23%	1.26%	1.30%	1.25%	1.25%
Expenses after fee waivers and/or expense reimbursements by manager	1.22%	1.23%	1.26%	1.20%	1.20%
Net investment income (loss)	(0.02)%	(0.08)%	0.21%	0.00%[8]	(0.10)%
Supplemental data:
Net assets, end of year (000's)	$64,315	$55,978	$56,038	$77,628	$80,334
Portfolio turnover	84%	91%	100%	120%	95%
	Class C
	Years ended July 31,
	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of year	$13.84	$12.45	$15.66	$17.26	$15.08
Net investment income (loss)[5]	(0.14)	(0.12)	(0.07)	(0.14)	(0.16)
Net realized and unrealized gains (losses)	3.40	1.51	(3.07)	(0.98)	2.34
Net increase (decrease) from operations	3.26	1.39	(3.14)	(1.12)	2.18
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	(0.07)	(0.48)	—
Total dividends and distributions	—	—	(0.07)	(0.48)	—
Net asset value, end of year	$17.10	$13.84	$12.45	$15.66	$17.26
Total investment return[7]	23.47%	11.24%	(20.00)%	(6.80)%	14.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.07%	2.13%	2.20%	2.09%	2.09%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.05%	2.04%[9]	2.05%[9]
Net investment income (loss)	(0.84)%	(0.90)%	(0.57)%	(0.84)%	(0.95)%
Supplemental data:
Net assets, end of year (000's)	$4,209	$3,956	$4,170	$6,120	$7,488
Portfolio turnover	84%	91%	100%	120%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010. Marsico Capital Management, LLC and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

4  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

	Class B
	Years ended July 31,
	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of year	$13.80	$12.41	$15.62	$17.22	$15.05
Net investment income (loss)[5]	(0.13)	(0.11)	(0.07)	(0.14)	(0.15)
Net realized and unrealized gains (losses)	3.39	1.50	(3.07)	(0.98)	2.32
Net increase (decrease) from operations	3.26	1.39	(3.14)	(1.12)	2.17
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	(0.07)	(0.48)	—
Total dividends and distributions	—	—	(0.07)	(0.48)	—
Net asset value, end of year	$17.06	$13.80	$12.41	$15.62	$17.22
Total investment return[7]	23.53%	11.28%	(20.05)%	(6.81)%	14.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.34%	2.37%	2.32%	2.24%	2.24%
Expenses after fee waivers and/or expense reimbursements by manager	2.05%	2.05%	2.05%	2.05%	2.05%
Net investment income (loss)	(0.83)%	(0.87)%	(0.58)%	(0.85)%	(0.90)%
Supplemental data:
Net assets, end of year (000's)	$69	$86	$199	$371	$643
Portfolio turnover	84%	91%	100%	120%	95%
	Class Y
	Years ended July 31,
	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of year	$15.29	$13.67	$17.03	$18.54	$16.05
Net investment income (loss)[5]	0.04	0.04	0.08	0.07	0.05
Net realized and unrealized gains (losses)	3.75	1.67	(3.34)	(1.05)	2.49
Net increase (decrease) from operations	3.79	1.71	(3.26)	(0.98)	2.54
Dividends from net investment income	(0.03)	(0.09)	(0.03)	(0.05)	(0.05)
Distributions from net realized gains	—	—	(0.07)	(0.48)	—
Total dividends and distributions	(0.03)	(0.09)	(0.10)	(0.53)	(0.05)
Net asset value, end of year	$19.05	$15.29	$13.67	$17.03	$18.54
Total investment return[7]	24.83%	12.49%	(19.04)%	(5.64)%	15.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	0.99%	0.94%	0.88%	0.87%	0.86%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	0.98%	0.91%	0.84%	0.82%	0.82%
Net investment income (loss)	0.22%	0.25%	0.63%	0.38%	0.27%
Supplemental data:
Net assets, end of year (000's)	$13,858	$12,619	$16,885	$23,263	$26,125
Portfolio turnover	84%	91%	100%	120%	95%

7  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Amount represents less than 0.005%.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Large Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011[1]	2010[2]	2009	2008[3]	2007[4]
Net asset value, beginning of year	$15.21	$13.59	$16.94	$18.45	$15.97
Net investment income[5]	0.04	0.03	0.06	0.05	0.03
Net realized and unrealized gains (losses)	3.75	1.66	(3.32)	(1.04)	2.49
Net increase (decrease) from operations	3.79	1.69	(3.26)	(0.99)	2.52
Dividends from net investment income	(0.03)	(0.07)	(0.02)	(0.04)	(0.04)
Distributions from net realized gains	—	—	(0.07)	(0.48)	—
Total dividends and distributions	(0.03)	(0.07)	(0.09)	(0.52)	(0.04)
Net asset value, end of year	$18.97	$15.21	$13.59	$16.94	$18.45
Total investment return[6]	24.92%	12.42%	(19.19)%	(5.68)%	15.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.97%	0.99%	1.01%	0.96%	0.95%
Expenses after fee waivers and/or expense reimbursements by manager	0.96%	0.96%	0.97%	0.91%	0.91%
Net investment income	0.24%	0.19%	0.50%	0.29%	0.17%
Supplemental data:
Net assets, end of year (000's)	$1,068,052	$895,889	$822,192	$1,230,206	$1,231,468
Portfolio turnover	84%	91%	100%	120%	95%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Roxbury Capital Management, LLC and Delaware Management Company at the close of business on November 29, 2010. Marsico Capital Management, LLC and Wellington Management Company, LLP also continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Roxbury Capital Management, LLC on May 25, 2010.

3  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007.

4  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009[1]	2008	2007
Net asset value, beginning of year	$14.28	$11.99	$14.27	$19.29	$17.07
Net investment income (loss)[2]	(0.03)	(0.01)	0.05	0.06	0.01
Net realized and unrealized gains (losses)	2.80	2.31	(2.25)	(3.01)	2.97
Net increase (decrease) from operations	2.77	2.30	(2.20)	(2.95)	2.98
Dividends from net investment income	—	(0.01)	(0.08)	(0.00)[3]	—
Distributions from net realized gains	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	—	(0.01)	(0.08)	(2.07)	(0.76)
Net asset value, end of year	$17.05	$14.28	$11.99	$14.27	$19.29
Total investment return[4]	19.40%	19.17%	(15.29)%	(16.25)%	17.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.29%	1.35%	1.39%	1.29%	1.27%
Expenses after fee waivers and/or expense reimbursements by manager	1.29%	1.35%	1.38%	1.29%	1.27%
Net investment income (loss)	(0.18)%	(0.05)%	0.44%	0.34%	0.05%
Supplemental data:
Net assets, end of year (000's)	$32,166	$27,920	$24,661	$37,185	$47,845
Portfolio turnover	70%	81%	111%	43%	59%
	Class C
	Years ended July 31,
	2011	2010	2009[1]	2008	2007
Net asset value, beginning of year	$13.10	$11.07	$13.18	$18.12	$16.19
Net investment income (loss)[2]	(0.14)	(0.10)	(0.03)	(0.06)	(0.13)
Net realized and unrealized gains (losses)	2.57	2.13	(2.08)	(2.81)	2.82
Net increase (decrease) from operations	2.43	2.03	(2.11)	(2.87)	2.69
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	—	—	(0.00)[3]	(2.07)	(0.76)
Net asset value, end of year	$15.53	$13.10	$11.07	$13.18	$18.12
Total investment return[4]	18.55%	18.34%	(15.98)%	(16.93)%	16.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.05%	2.11%	2.15%	2.06%	2.04%
Expenses after fee waivers and/or expense reimbursements by manager	2.05%	2.11%	2.14%	2.06%	2.04%
Net investment income (loss)	(0.93)%	(0.80)%	(0.32)%	(0.42)%	(0.71)%
Supplemental data:
Net assets, end of year (000's)	$5,109	$5,178	$5,603	$8,400	$11,964
Portfolio turnover	70%	81%	111%	43%	59%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Years ended July 31,
	2011	2010	2009[1]	2008	2007
Net asset value, beginning of year	$13.03	$11.02	$13.12	$18.06	$16.15
Net investment income (loss)[2]	(0.11)	(0.10)	(0.02)	(0.08)	(0.14)
Net realized and unrealized gains (losses)	2.51	2.11	(2.08)	(2.79)	2.81
Net increase (decrease) from operations	2.40	2.01	(2.10)	(2.87)	2.67
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	—	—	(0.00)[3]	(2.07)	(0.76)
Net asset value, end of year	$15.43	$13.03	$11.02	$13.12	$18.06
Total investment return[4]	18.70%	18.31%	(15.90)%	(16.99)%	16.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.29%	2.37%	2.47%	2.20%	2.13%
Expenses after fee waivers and/or expense reimbursements by manager	2.16%	2.16%	2.16%	2.16%	2.13%
Net investment income (loss)	(0.92)%	(0.81)%	(0.25)%	(0.53)%	(0.80)%
Supplemental data:
Net assets, end of year (000's)	$2	$57	$97	$333	$1,006
Portfolio turnover	70%	81%	111%	43%	59%
	Class Y
	Years ended July 31,
	2011	2010	2009[1]	2008	2007
Net asset value, beginning of year	$14.63	$12.29	$14.64	$19.73	$17.39
Net investment income (loss)[2]	0.01	0.07	0.09	0.11	0.07
Net realized and unrealized gains (losses)	2.88	2.32	(2.31)	(3.07)	3.03
Net increase (decrease) from operations	2.89	2.39	(2.22)	(2.96)	3.10
Dividends from net investment income	(0.01)	(0.05)	(0.13)	(0.06)	—
Distributions from net realized gains	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	(0.01)	(0.05)	(0.13)	(2.13)	(0.76)
Net asset value, end of year	$17.51	$14.63	$12.29	$14.64	$19.73
Total investment return[4]	19.74%	19.50%	(14.92)%	(15.95)%	18.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.08%	0.97%	0.98%	0.95%	0.94%
Expenses after fee waivers and/or expense reimbursements by manager	1.08%	0.97%	0.97%	0.95%	0.94%
Net investment income (loss)	0.03%	0.47%	0.85%	0.68%	0.37%
Supplemental data:
Net assets, end of year (000's)	$371	$318	$3,255	$4,443	$5,980
Portfolio turnover	70%	81%	111%	43%	59%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Value Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009[1]	2008	2007
Net asset value, beginning of year	$14.53	$12.20	$14.53	$19.60	$17.31
Net investment income (loss)[2]	(0.01)	0.02	0.07	0.08	0.03
Net realized and unrealized gains (losses)	2.87	2.34	(2.30)	(3.05)	3.02
Net increase (decrease) from operations	2.86	2.36	(2.23)	(2.97)	3.05
Dividends from net investment income	(0.01)	(0.03)	(0.10)	(0.03)	—
Distributions from net realized gains	—	—	(0.00)[3]	(2.07)	(0.76)
Total dividends and distributions	(0.01)	(0.03)	(0.10)	(2.10)	(0.76)
Net asset value, end of year	$17.38	$14.53	$12.20	$14.53	$19.60
Total investment return[4]	19.66%	19.38%	(15.14)%	(16.13)%	17.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.17%	1.25%	1.32%	1.18%	1.16%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.16%	1.16%	1.16%	1.16%	1.16%[5]
Net investment income (loss)	(0.05)%	0.14%	0.66%	0.48%	0.16%
Supplemental data:
Net assets, end of year (000's)	$387,634	$345,494	$310,059	$428,819	$483,873
Portfolio turnover	70%	81%	111%	43%	59%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of year	$12.28	$10.63	$13.06	$17.30	$14.45
Net investment loss[3]	(0.13)	(0.09)	(0.05)	(0.11)	(0.12)
Net realized and unrealized gains (losses)	4.51	1.74	(2.38)	(1.53)	3.40
Net increase (decrease) from operations	4.38	1.65	(2.43)	(1.64)	3.28
Distributions from net realized gains	—	—	—	(2.60)	(0.43)
Net asset value, end of year	$16.66	$12.28	$10.63	$13.06	$17.30
Total investment return[4]	35.67%	15.52%	(18.61)%	(11.39)%	23.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.28%	1.35%	1.40%	1.31%	1.30%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.28%	1.35%[5]	1.38%	1.31%	1.30%
Net investment loss	(0.83)%	(0.71)%	(0.56)%	(0.70)%	(0.77)%
Supplemental data:
Net assets, end of year (000's)	$40,992	$32,053	$29,429	$41,494	$49,562
Portfolio turnover	103%	133%	154%	128%	109%
	Class C
	Years ended July 31,
	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of year	$11.19	$9.76	$12.07	$16.30	$13.74
Net investment loss[3]	(0.23)	(0.16)	(0.11)	(0.21)	(0.24)
Net realized and unrealized gains (losses)	4.09	1.59	(2.20)	(1.42)	3.23
Net increase (decrease) from operations	3.86	1.43	(2.31)	(1.63)	2.99
Distributions from net realized gains	—	—	—	(2.60)	(0.43)
Net asset value, end of year	$15.05	$11.19	$9.76	$12.07	$16.30
Total investment return[4]	34.50%	14.65%	(19.21)%	(12.08)%	22.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.13%	2.19%	2.08%	2.08%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.09%[5]	2.13%[5]	2.13%	2.08%	2.08%
Net investment loss	(1.63)%	(1.49)%	(1.30)%	(1.47)%	(1.55)%
Supplemental data:
Net assets, end of year (000's)	$4,158	$3,217	$3,285	$4,991	$6,712
Portfolio turnover	103%	133%	154%	128%	109%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Years ended July 31,
	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of year	$11.11	$9.69	$11.99	$16.22	$13.68
Net investment loss[3]	(0.22)	(0.15)	(0.11)	(0.22)	(0.23)
Net realized and unrealized gains (losses)	4.05	1.57	(2.19)	(1.41)	3.20
Net increase (decrease) from operations	3.83	1.42	(2.30)	(1.63)	2.97
Distributions from net realized gains	—	—	—	(2.60)	(0.43)
Net asset value, end of year	$14.94	$11.11	$9.69	$11.99	$16.22
Total investment return[4]	34.23%	14.86%	(19.18)%	(12.16)%	22.02%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	2.74%	2.73%	2.61%	2.43%	2.30%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.13%	2.13%	2.13%	2.13%
Net investment loss	(1.65)%	(1.39)%	(1.29)%	(1.52)%	(1.58)%
Supplemental data:
Net assets, end of year (000's)	$12	$16	$68	$123	$310
Portfolio turnover	103%	133%	154%	128%	109%
	Class Y
	Years ended July 31,
	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of year	$12.74	$11.02	$13.47	$17.71	$14.72
Net investment loss[3]	(0.10)	(0.02)	(0.01)	(0.05)	(0.07)
Net realized and unrealized gains (losses)	4.67	1.74	(2.44)	(1.59)	3.49
Net increase (decrease) from operations	4.57	1.72	(2.45)	(1.64)	3.42
Distributions from net realized gains	—	—	—	(2.60)	(0.43)
Net asset value, end of year	$17.31	$12.74	$11.02	$13.47	$17.71
Total investment return[4]	35.87%	15.71%	(18.26)%	(11.09)%	23.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager	1.08%	0.94%	0.96%	0.94%	0.93%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager	1.08%	0.94%	0.96%	0.94%	0.93%
Net investment loss	(0.61)%	(0.14)%	(0.15)%	(0.33)%	(0.41)%
Supplemental data:
Net assets, end of year (000's)	$98	$62	$4,369	$5,671	$6,022
Portfolio turnover	103%	133%	154%	128%	109%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Small/Medium Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011	2010	2009[1]	2008	2007[2]
Net asset value, beginning of year	$12.62	$10.90	$13.36	$17.61	$14.67
Net investment loss[3]	(0.11)	(0.06)	(0.03)	(0.08)	(0.10)
Net realized and unrealized gains (losses)	4.63	1.78	(2.43)	(1.57)	3.47
Net increase (decrease) from operations	4.52	1.72	(2.46)	(1.65)	3.37
Distributions from net realized gains	—	—	—	(2.60)	(0.43)
Net asset value, end of year	$17.14	$12.62	$10.90	$13.36	$17.61
Total investment return[4]	35.82%	15.78%	(18.41)%	(11.22)%	23.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.16%	1.23%	1.31%	1.17%	1.16%
Expenses after fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment loss	(0.67)%	(0.50)%	(0.31)%	(0.52)%	(0.60)%
Supplemental data:
Net assets, end of year (000's)	$423,310	$338,951	$310,425	$456,354	$500,929
Portfolio turnover	103%	133%	154%	128%	109%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$11.72	$11.72	$16.17	$21.27	$19.03
Net investment income[2]	0.25	0.19	0.27	0.41	0.29
Net realized and unrealized gains (losses)	1.66	0.06	(4.22)	(2.99)	4.09
Net increase (decrease) from operations	1.91	0.25	(3.95)	(2.58)	4.38
Dividends from net investment income	(0.22)	(0.25)	(0.50)	(0.28)	(0.35)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.22)	(0.25)	(0.50)	(2.52)	(2.14)
Net asset value, end of year	$13.41	$11.72	$11.72	$16.17	$21.27
Total investment return[3]	16.37%	2.05%	(24.02)%	(13.73)%	24.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.40%	1.43%	1.46%	1.37%	1.38%
Expenses after fee waivers and/or expense reimbursements by manager	1.40%[4]	1.43%	1.46%	1.37%	1.38%
Net investment income	1.91%	1.54%	2.47%	2.16%	1.42%
Supplemental data:
Net assets, end of year (000's)	$66,904	$66,355	$71,466	$106,380	$130,966
Portfolio turnover	66%	60%	60%	54%	61%
	Class C
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$11.47	$11.49	$15.79	$20.81	$18.65
Net investment income[2]	0.14	0.08	0.17	0.25	0.12
Net realized and unrealized gains (losses)	1.64	0.05	(4.11)	(2.92)	4.01
Net increase (decrease) from operations	1.78	0.13	(3.94)	(2.67)	4.13
Dividends from net investment income	(0.11)	(0.15)	(0.36)	(0.11)	(0.18)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.11)	(0.15)	(0.36)	(2.35)	(1.97)
Net asset value, end of year	$13.14	$11.47	$11.49	$15.79	$20.81
Total investment return[3]	15.57%	1.10%	(24.67)%	(14.42)%	23.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.23%	2.26%	2.31%	2.18%	2.18%
Expenses after fee waivers and/or expense reimbursements by manager	2.23%[4]	2.26%	2.31%	2.18%	2.18%
Net investment income	1.08%	0.69%	1.62%	1.33%	0.60%
Supplemental data:
Net assets, end of year (000's)	$3,601	$3,769	$4,342	$6,949	$8,856
Portfolio turnover	66%	60%	60%	54%	61%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

	Class B
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$11.68	$11.65	$15.79	$20.80	$18.60
Net investment income[2]	0.07	0.05	0.14	0.17	0.07
Net realized and unrealized gains (losses)	1.72	0.08	(4.09)	(2.88)	4.04
Net increase (decrease) from operations	1.79	0.13	(3.95)	(2.71)	4.11
Dividends from net investment income	—	(0.10)	(0.19)	(0.06)	(0.12)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)
Total dividends and distributions	—	(0.10)	(0.19)	(2.30)	(1.91)
Net asset value, end of year	$13.47	$11.68	$11.65	$15.79	$20.80
Total investment return[3]	15.81%	1.14%	(24.80)%	(14.57)%	23.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	3.50%	2.59%	2.63%	2.31%	2.27%
Expenses after fee waivers and/or expense reimbursements by manager	2.36%	2.40%	2.40%	2.31%	2.27%
Net investment income	0.62%	0.43%	1.36%	0.89%	0.37%
Supplemental data:
Net assets, end of year (000's)	$1	$20	$66	$186	$489
Portfolio turnover	66%	60%	60%	54%	61%
	Class Y
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$11.71	$11.72	$16.20	$21.30	$19.06
Net investment income[2]	0.28	0.22	0.31	0.48	0.36
Net realized and unrealized gains (losses)	1.67	0.07	(4.23)	(2.98)	4.10
Net increase (decrease) from operations	1.95	0.29	(3.92)	(2.50)	4.46
Dividends from net investment income	(0.25)	(0.30)	(0.56)	(0.36)	(0.43)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.25)	(0.30)	(0.56)	(2.60)	(2.22)
Net asset value, end of year	$13.41	$11.71	$11.72	$16.20	$21.30
Total investment return[3]	16.65%	2.43%	(23.73)%	(13.38)%	24.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.16%	1.10%	1.06%	1.02%	1.02%
Expenses after fee waivers and/or expense reimbursements by manager	1.16%[4]	1.10%	1.06%	1.02%	1.02%
Net investment income	2.14%	1.77%	2.89%	2.51%	1.78%
Supplemental data:
Net assets, end of year (000's)	$21,046	$23,368	$33,012	$50,655	$65,377
Portfolio turnover	66%	60%	60%	54%	61%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE International Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$11.69	$11.70	$16.16	$21.27	$19.03
Net investment income[2]	0.29	0.22	0.29	0.46	0.35
Net realized and unrealized gains (losses)	1.66	0.05	(4.21)	(2.99)	4.09
Net increase (decrease) from operations	1.95	0.27	(3.92)	(2.53)	4.44
Dividends from net investment income	(0.25)	(0.28)	(0.54)	(0.34)	(0.41)
Distributions from net realized gains	—	—	—	(2.24)	(1.79)
Total dividends and distributions	(0.25)	(0.28)	(0.54)	(2.58)	(2.20)
Net asset value, end of year	$13.39	$11.69	$11.70	$16.16	$21.27
Total investment return[3]	16.79%	2.21%	(23.81)%	(13.53)%	24.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.16%	1.18%	1.22%	1.12%	1.12%
Expenses after fee waivers and/or expense reimbursements by manager	1.16%[4]	1.18%	1.22%	1.12%	1.12%
Net investment income	2.20%	1.80%	2.72%	2.44%	1.70%
Supplemental data:
Net assets, end of year (000's)	$817,011	$698,546	$684,359	$1,048,105	$1,173,137
Portfolio turnover	66%	60%	60%	54%	61%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. (EAFE Opportunities Segment) on November 8, 2010. Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc. (REI Segment) continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$12.19	$10.58	$19.46	$23.61	$18.30
Net investment income (loss)[2]	0.12	0.09	0.20	0.25	0.21
Net realized and unrealized gains (losses)	1.59	1.68	(5.71)	(0.49)	8.02
Net increase (decrease) from operations	1.71	1.77	(5.51)	(0.24)	8.23
Dividends from net investment income	(0.10)	(0.16)	(0.13)	(0.27)	(0.22)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.10)	(0.16)	(3.37)	(3.91)	(2.92)
Net asset value, end of year	$13.80	$12.19	$10.58	$19.46	$23.61
Total investment return[3]	14.01%	16.81%	(21.37)%	(2.61)%	49.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.84%	1.87%	1.93%	1.86%	1.89%
Expenses after fee waivers and/or expense reimbursements by manager	1.84%[4]	1.87%	1.93%	1.86%	1.89%
Net investment income	0.87%	0.75%	2.06%	1.14%	1.05%
Supplemental data:
Net assets, end of year (000's)	$22,648	$19,111	$17,784	$29,938	$31,216
Portfolio turnover	111%	60%	77%	53%	54%
	Class C
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$11.38	$9.90	$18.48	$22.61	$17.62
Net investment income (loss)[2]	0.01	(0.00)[5]	0.13	0.08	0.06
Net realized and unrealized gains (losses)	1.48	1.58	(5.47)	(0.46)	7.69
Net increase (decrease) from operations	1.49	1.58	(5.34)	(0.38)	7.75
Dividends from net investment income	—	(0.10)	—	(0.11)	(0.06)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	—	(0.10)	(3.24)	(3.75)	(2.76)
Net asset value, end of year	$12.87	$11.38	$9.90	$18.48	$22.61
Total investment return[3]	13.19%	15.96%	(21.97)%	(3.34)%	48.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.58%	2.61%	2.67%	2.60%	2.64%
Expenses after fee waivers and/or expense reimbursements by manager	2.58%[4]	2.61%	2.67%	2.60%	2.64%
Net investment income (loss)	0.11%	(0.01)%	1.35%	0.39%	0.30%
Supplemental data:
Net assets, end of year (000's)	$3,373	$3,682	$3,525	$6,536	$7,461
Portfolio turnover	111%	60%	77%	53%	54%

1  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

5  Amount represents less than $0.005 per share.

	Class B
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$11.48	$9.91	$18.50	$22.61	$17.60
Net investment income (loss)[2]	0.01	(0.03)	0.11	0.06	0.04
Net realized and unrealized gains (losses)	1.49	1.60	(5.46)	(0.46)	7.69
Net increase (decrease) from operations	1.50	1.57	(5.35)	(0.40)	7.73
Dividends from net investment income	—	—	—	(0.07)	(0.02)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	—	—	(3.24)	(3.71)	(2.72)
Net asset value, end of year	$12.98	$11.48	$9.91	$18.50	$22.61
Total investment return[3]	13.07%	15.84%	(22.05)%	(3.41)%	47.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.64%	2.72%	2.72%	2.68%	2.69%
Expenses after fee waivers and/or expense reimbursements by manager	2.64%[4]	2.72%	2.72%	2.68%	2.69%
Net investment income	0.09%	(0.31)%	1.14%	0.28%	0.20%
Supplemental data:
Net assets, end of year (000's)	$49	$60	$135	$319	$535
Portfolio turnover	111%	60%	77%	53%	54%
	Class Y
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$12.41	$10.78	$19.79	$23.95	$18.53
Net investment income (loss)[2]	0.15	0.10	0.28	0.34	0.30
Net realized and unrealized gains (losses)	1.61	1.74	(5.83)	(0.51)	8.12
Net increase (decrease) from operations	1.76	1.84	(5.55)	(0.17)	8.42
Dividends from net investment income	(0.11)	(0.21)	(0.22)	(0.35)	(0.30)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.11)	(0.21)	(3.46)	(3.99)	(3.00)
Net asset value, end of year	$14.06	$12.41	$10.78	$19.79	$23.95
Total investment return[3]	14.22%	17.15%	(21.00)%	(2.22)%	49.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.61%	1.62%	1.47%	1.50%	1.52%
Expenses after fee waivers and/or expense reimbursements by manager	1.61%[4]	1.62%	1.47%	1.50%	1.52%
Net investment income (loss)	1.08%	0.88%	2.87%	1.49%	1.44%
Supplemental data:
Net assets, end of year (000's)	$17,808	$21,524	$33,069	$31,579	$29,576
Portfolio turnover	111%	60%	77%	53%	54%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE International Emerging Markets Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	Years ended July 31,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$12.36	$10.72	$19.68	$23.84	$18.44
Net investment income[2]	0.13	0.09	0.20	0.28	0.23
Net realized and unrealized gains (losses)	1.60	1.71	(5.77)	(0.51)	8.09
Net increase (decrease) from operations	1.73	1.80	(5.57)	(0.23)	8.32
Dividends from net investment income	(0.09)	(0.16)	(0.15)	(0.29)	(0.22)
Distributions from net realized gains	—	—	(3.24)	(3.64)	(2.70)
Total dividends and distributions	(0.09)	(0.16)	(3.39)	(3.93)	(2.92)
Net asset value, end of year	$14.00	$12.36	$10.72	$19.68	$23.84
Total investment return[3]	14.04%	16.85%	(21.42)%	(2.52)%	49.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.79%	1.85%	1.97%	1.78%	1.82%
Expenses after fee waivers and/or expense reimbursements by manager	1.79%[4]	1.85%	1.97%	1.78%	1.82%
Net investment income	0.95%	0.78%	2.03%	1.22%	1.13%
Supplemental data:
Net assets, end of year (000's)	$264,991	$232,908	$210,680	$337,958	$374,910
Portfolio turnover	111%	60%	77%	53%	54%

1  Portions of the investment advisory function for this Portfolio were transferred to Delaware Management Company and Pzena Investment Management, LLC, respectively, on November 4, 2010 and to William Blair & Company LLC on March 23, 2011. Mondrian Investment Partners Limited continues to provide a portion of the investment advisory function. Gartmore Global Partners provided a portion of the investment advisory function during this period and then was subsequently terminated as a sub-advisor to the Portfolio at the close of business on March 22, 2011.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  During the year ended July 31, 2011, UBS Global Asset Management (Americas) Inc. waived fees and/or reimbursed a portion of ordinary operating expenses. The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

Financial highlights

PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Years ended July 31,				Period ended July 31,
	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$5.31	$4.86	$7.73	$9.54	$9.84
Net investment income[3]	0.09	0.11	0.16	0.19	0.09
Net realized and unrealized gains (losses)	1.01	0.83	(2.97)	(1.70)	(0.35)
Net increase (decrease) from operations	1.10	0.94	(2.81)	(1.51)	(0.26)
Dividends from net investment income	(0.39)	(0.49)	(0.06)	(0.27)	(0.04)
Distributions from net realized gains	—	—	—	(0.03)	—
Total dividends and distributions	(0.39)	(0.49)	(0.06)	(0.30)	(0.04)
Net asset value, end of period	$6.02	$5.31	$4.86	$7.73	$9.54
Total investment return[4]	21.49%	19.70%	(36.25)%	(16.22)%	(2.63)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.68%	1.89%	2.06%	1.74%	3.06%[5]
Expenses after fee waivers and/or expense reimbursements by manager	1.45%	1.45%	1.45%	1.45%	1.45%[5]
Net investment income	1.54%	2.13%	3.32%	2.10%	1.47%[5]
Supplemental data:
Net assets, end of period (000's)	$4,566	$3,975	$3,238	$6,647	$4,199
Portfolio turnover	51%	117%	127%	68%	38%

	Class Y
	Years ended July 31,		Period ended July 31,	Period ended February 15,
	2011	2010[1]	2009[6]	2007[7]
Net asset value, beginning of period	$5.33	$4.87	$4.35	$10.00
Net investment income[3]	0.10	0.12	0.09	0.06
Net realized and unrealized gains	1.02	0.84	0.43	0.97
Net increase from operations	1.12	0.96	0.52	1.03
Dividends from net investment income	(0.40)	(0.50)	—	(0.04)
Distributions from net realized gains	—	—	—	—
Total dividends and distributions	(0.40)	(0.50)	—	(0.04)
Net asset value, end of period	$6.05	$5.33	$4.87	$10.99
Total investment return[4]	21.89%	20.15%	11.95%	10.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.34%	1.51%	1.87%	1.92%[5]
Expenses after fee waivers and/or expense reimbursements by manager	1.20%	1.20%	1.20%	1.20%[5]
Net investment income	1.74%	2.34%	3.84%	3.07%[5]
Supplemental data:
Net assets, end of period (000's)	$195	$111	$13	$—
Portfolio turnover	51%	117%	127%	38%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and CBRE Clarion Securities, LLC (formerly ING Clarion Real Estate Securities, LLC) on November 17, 2009.

2  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

7  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

8  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

	Class C
	Years ended July 31,				Period ended July 31,
	2011	2010[1]	2009	2008	2007[2]
Net asset value, beginning of period	$5.29	$4.85	$7.69	$9.49	$9.84
Net investment income[3]	0.05	0.07	0.12	0.12	0.05
Net realized and unrealized gains (losses)	1.00	0.82	(2.95)	(1.69)	(0.36)
Net increase (decrease) from operations	1.05	0.89	(2.83)	(1.57)	(0.31)
Dividends from net investment income	(0.35)	(0.45)	(0.01)	(0.20)	(0.04)
Distributions from net realized gains	—	—	—	(0.03)	—
Total dividends and distributions	(0.35)	(0.45)	(0.01)	(0.23)	(0.04)
Net asset value, end of period	$5.99	$5.29	$4.85	$7.69	$9.49
Total investment return[4]	20.51%	18.74%	(36.73)%	(16.84)%	(3.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	2.45%	2.69%	2.96%	2.68%	3.78%[5]
Expenses after fee waivers and/or expense reimbursements by manager	2.20%	2.20%	2.20%	2.20%	2.20%[5]
Net investment income	0.79%	1.37%	2.67%	1.29%	0.84%[5]
Supplemental data:
Net assets, end of period (000's)	$220	$171	$136	$213	$343
Portfolio turnover	51%	117%	127%	68%	38%

	Class P
	Years ended July 31,				Period ended July 31,
	2011	2010[1]	2009	2008	2007[8]
Net asset value, beginning of period	$5.32	$4.86	$7.75	$9.56	$10.26
Net investment income[3]	0.10	0.12	0.17	0.21	0.09
Net realized and unrealized gains	1.01	0.83	(2.97)	(1.71)	(0.79)
Net increase from operations	1.11	0.95	(2.80)	(1.50)	(0.70)
Dividends from net investment income	(0.40)	(0.49)	(0.09)	(0.28)	—
Distributions from net realized gains	—	—	—	(0.03)	—
Total dividends and distributions	(0.40)	(0.49)	(0.09)	(0.31)	—
Net asset value, end of period	$6.03	$5.32	$4.86	$7.75	$9.56
Total investment return[4]	21.74%	20.10%	(36.09)%	(16.06)%	(6.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	1.65%	1.91%	2.17%	1.71%	3.02%[5]
Expenses after fee waivers and/or expense reimbursements by manager	1.20%	1.20%	1.20%	1.20%	1.20%[5]
Net investment income	1.77%	2.36%	3.67%	2.38%	1.75%[5]
Supplemental data:
Net assets, end of period (000's)	$101,008	$73,866	$52,925	$70,125	$44,772
Portfolio turnover	51%	117%	127%	68%	38%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A					Class B
	Years ended July 31,					Period ended April 7,	Years ended July 31,
	2011[1]	2010	2009[2]	2008[3]	2007	2010[4]	2009[2]	2008[3]	2007
Net asset value, beginning of period	$9.16	$8.79	$10.46	$11.27	$9.93	$8.64	$10.36	$11.19	$9.91
Net investment income (loss)[5]	(0.00)[6]	0.00[6]	0.06	0.09	0.13	(0.03)	(0.01)	0.01	0.02
Net realized and unrealized gains (losses)	0.25	0.40	(1.63)	(0.65)	1.26	0.56	(1.62)	(0.64)	1.29
Net increase (decrease) from operations	0.25	0.40	(1.57)	(0.56)	1.39	0.53	(1.63)	(0.63)	1.31
Dividends from net investment income	(0.09)	(0.03)	(0.03)	(0.07)	(0.05)	—	(0.02)	(0.02)	(0.03)
Distributions from net realized gains	—	—	(0.07)	(0.18)	—	—	(0.07)	(0.18)	—
Total dividends and distributions	(0.09)	(0.03)	(0.10)	(0.25)	(0.05)	—	(0.09)	(0.20)	(0.03)
Net asset value, end of period	$9.32	$9.16	$8.79	$10.46	$11.27	$9.17	$8.64	$10.36	$11.19
Total investment return[7]	2.69%	4.41%	(14.95)%	(4.94)%	14.09%	6.01%	(15.54)%	(5.68)%	13.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.08%	2.06%	2.23%	2.42%	2.69%	3.20%[8]	3.13%	4.51%	3.68%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.05%	2.00%	2.20%	2.42%[9]	2.52%	2.77%[8]	3.00%	3.16%	3.23%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.95%	1.95%	1.95%	1.94%[9]	1.88%	2.70%[8]	2.70%	2.70%	2.63%
Net investment income (loss)	(0.02)%	0.04%	0.69%	0.79%	1.21%	(0.49)%[8]	(0.08)%	0.08%	0.31%
Supplemental data:
Net assets, end of period (000's)	$63,767	$56,772	$65,429	$150,598	$64,409	$—	$29	$23	$18
Portfolio turnover	295%	244%	423%	389%	178%	244%	423%	389%	178%

1  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010. Analytic Investors, LLC, First Quadrant L.P., Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

3  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007.

4  For the period August 1, 2009 through April 7, 2010. There were no shares outstanding from April 8, 2010 through July 31, 2010.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

10  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

	Class C
	Years ended July 31,
	2011[1]	2010	2009[2]	2008[3]	2007
Net asset value, beginning of period	$8.97	$8.64	$10.34	$11.20	$9.91
Net investment income (loss)[5]	(0.07)	(0.06)	(0.01)	0.01	0.05
Net realized and unrealized gains (losses)	0.25	0.39	(1.62)	(0.64)	1.26
Net increase (decrease) from operations	0.18	0.33	(1.63)	(0.63)	1.31
Dividends from net investment income	(0.02)	—	—	(0.05)	(0.02)
Distributions from net realized gains	—	—	(0.07)	(0.18)	—
Total dividends and distributions	(0.02)	—	(0.07)	(0.23)	(0.02)
Net asset value, end of period	$9.13	$8.97	$8.64	$10.34	$11.20
Total investment return[7]	1.93%	3.70%	(15.61)%	(5.67)%	13.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.78%	2.75%	2.96%	3.16%[10]	3.45%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	2.78%[9]	2.75%	2.96%	3.16%[9,10]	3.28%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.68%[9]	2.70%	2.70%	2.67%[9]	2.65%
Net investment income (loss)	(0.77)%	(0.72)%	(0.08)%	0.08%	0.56%
Supplemental data:
Net assets, end of period (000's)	$6,479	$6,887	$6,565	$7,921	$3,843
Portfolio turnover	295%	244%	423%	389%	178%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Financial highlights

PACE Alternative Strategies Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	Years ended July 31,			Period ended July 31,
	2011[1]	2010	2009[2]	2008[3,4]
Net asset value, beginning of period	$9.19	$8.80	$10.51	$10.52
Net investment income[5]	0.02	0.03	0.08	(0.00)[6]
Net realized and unrealized gains (losses)	0.25	0.40	(1.66)	(0.01)
Net increase (decrease) from operations	0.27	0.43	(1.58)	(0.01)
Dividends from net investment income	(0.08)	(0.04)	(0.06)	—
Distributions from net realized gains	—	—	(0.07)	—
Total dividends and distributions	(0.08)	(0.04)	(0.13)	—
Net asset value, end of period	$9.38	$9.19	$8.80	$10.51
Total investment return[7]	2.84%	4.83%	(14.81)%	(0.10)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.85%	1.76%	1.98%	2.69%[9]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.80%	1.76%[8]	1.95%	2.52%[9]
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%	1.70%[8]	1.70%	1.70%[9]
Net investment income (loss)	0.21%	0.37%	0.95%	(1.77)%[9]
Supplemental data:
Net assets, end of period (000's)	$1,565	$1,977	$13,707	$57,552
Portfolio turnover	295%	244%	423%	389%

1  A portion of the investment advisory function for this Portfolio was transferred to Standard Life Investments (Corporate Funds) Limited on August 5, 2010. Analytic Investors, LLC, First Quadrant L.P., Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009.

3  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007.

4  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

5  Calculated using the average shares method.

6  Amount represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

9  Annualized.

	Class P
	Years ended July 31,
	2011[1]	2010	2009[2]	2008[3]	2007
Net asset value, beginning of period	$9.19	$8.82	$10.51	$11.30	$9.94
Net investment income[5]	0.02	0.03	0.08	0.12	0.16
Net realized and unrealized gains (losses)	0.26	0.40	(1.65)	(0.65)	1.26
Net increase (decrease) from operations	0.28	0.43	(1.57)	(0.53)	1.42
Dividends from net investment income	(0.11)	(0.06)	(0.05)	(0.08)	(0.06)
Distributions from net realized gains	—	—	(0.07)	(0.18)	—
Total dividends and distributions	(0.11)	(0.06)	(0.12)	(0.26)	(0.06)
Net asset value, end of period	$9.36	$9.19	$8.82	$10.51	$11.30
Total investment return[7]	2.94%	4.71%	(14.73)%	(4.76)%	14.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.81%	1.79%	1.96%	2.13%	2.43%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager including dividend expense, interest expense and other borrowing costs for investments sold short	1.80%	1.75%	1.95%	2.13%[8]	2.28%
Expenses after fee waivers and/or expense reimbursements by and recoupments to manager, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.70%	1.70%	1.70%	1.68%[8]	1.64%
Net investment income (loss)	0.22%	0.28%	0.93%	1.10%	1.44%
Supplemental data:
Net assets, end of period (000's)	$476,544	$399,477	$356,352	$555,361	$384,649
Portfolio turnover	295%	244%	423%	389%	178%

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively, the "Portfolios").

Effective November 22, 2010, the names of the Trust and each of the Portfolios have been changed as indicated below:

Former name	Current name
UBS PACE® Select Advisors Trust	PACE® Select Advisors Trust

UBS PACE® Money Market Investments	PACE® Money Market Investments

UBS PACE® Government Securities Fixed Income Investments	PACE® Government Securities Fixed Income Investments

UBS PACE® Intermediate Fixed Income Investments	PACE® Intermediate Fixed Income Investments

UBS PACE® Strategic Fixed Income Investments	PACE® Strategic Fixed Income Investments

UBS PACE® Municipal Fixed Income Investments	PACE® Municipal Fixed Income Investments

UBS PACE® Global Fixed Income Investments	PACE® International Fixed Income Investments

UBS PACE® High Yield Investments	PACE® High Yield Investments

UBS PACE® Large Co Value Equity Investments	PACE® Large Co Value Equity Investments

UBS PACE® Large Co Growth Equity Investments	PACE® Large Co Growth Equity Investments

UBS PACE® Small/Medium Co Value Equity Investments	PACE® Small/Medium Co Value Equity Investments

UBS PACE® Small/Medium Co Growth Equity Investments	PACE® Small/Medium Co Growth Equity Investments

UBS PACE® International Equity Investments	PACE® International Equity Investments

UBS PACE® International Emerging Markets Equity Investments	PACE® International Emerging Markets Equity Investments

UBS PACE® Global Real Estate Securities Investments	PACE® Global Real Estate Securities Investments

UBS PACE® Alternative Strategies Investments	PACE® Alternative Strategies Investments

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Money Market Investments (which currently offers Class P shares only) and PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P

PACE Select Advisors Trust

Notes to financial statements

shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except PACE Money Market Investments) calculates its net asset value based on the current value for its portfolio securities. The Portfolios normally obtain values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that occur between the close of the foreign markets and 4:00 pm EST. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be

PACE Select Advisors Trust

Notes to financial statements

different from the last quoted market price for the security. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expediant within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which have been implemented for annual and interim periods beginning after December 15, 2010.

PACE Select Advisors Trust

Notes to financial statements

In April 2011, the FASB issued Accounting Standards Update No. 2011-03 ("ASU 2011-03") which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB Issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reason for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Certain derivative contracts entered into by the Portfolios may contain credit risk related contingent features that could be triggered subject to certain circumstances. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the year ended July 31, 2011 except for PACE Government Securities Fixed Income Investments, for which the derivatives volume during the year was greater than at year end. The Portfolios may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios.

At July 31, 2011, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives[1]
	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$809,277	—	—	—	$809,277
Options purchased	51,323	—	—	—	51,323
Forward foreign currency contracts	—	$372,307	—	—	372,307
Swap agreements	88,664	—	—	—	88,664
Total value	$949,264	$372,307	—	—	$1,321,571

PACE Select Advisors Trust

Notes to financial statements

Asset derivatives[1]
	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$4,230,444	—	—	—	$4,230,444
Forward foreign currency contracts	—	$1,753,580	—	—	1,753,580
Swap agreements	952,737	—	$925,283	—	1,878,020
Total value	$5,183,181	$1,753,580	$925,283	—	$7,862,044
PACE International Fixed Income Investments
Futures contracts	$2,956,307	—	—	—	$2,956,307
Forward foreign currency contracts	—	$5,005,083	—	—	5,005,083
Total value	$2,956,307	$5,005,083	—	—	$7,961,390
PACE International Equity Investments
Futures contracts	—	—	—	$48,658	$48,658
Forward foreign currency contracts	—	$1,652,114	—	—	1,652,114
Total value	—	$1,652,114	—	$48,658	$1,700,772
PACE Alternative Strategies Investments
Futures contracts	$5,511,200	—	—	$1,299,238	$6,810,438
Options purchased	5,221,183	$899,045	—	482,699	6,602,927
Forward foreign currency contracts	—	11,831,034	—	—	11,831,034
Swap agreements	5,414,274	—	$1,635,626	3,808,314	10,858,214
Total value	$16,146,657	$12,730,079	$1,635,626	$5,590,251	$36,102,613

1  In the Statement of assets and liabilities, options purchased are shown within Investments in securities of unaffiliated issuers, at value, swap agreements are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives[2]
	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(1,357,413)	—	—	—	$(1,357,413)
Forward foreign currency contracts	—	$(325,534)	—	—	(325,534)
Swap agreements	(1,657,117)	—	$(19,937)	—	(1,677,054)
Total value	$(3,014,530)	$(325,534)	$(19,937)	—	$(3,360,001)
PACE Strategic Fixed Income Investments
Written options and swaptions	$(131,358)	—	—	—	$(131,358)
Forward foreign currency contracts	—	$(3,906,423)	—	—	(3,906,423)
Swap agreements	(112,070)	—	$(946,751)	—	(1,058,821)
Total value	$(243,428)	$(3,906,423)	$(946,751)	—	$(5,096,602)
PACE International Fixed Income Investments
Futures contracts	$(3,552,110)	—	—	—	$(3,552,110)
Forward foreign currency contracts	—	$(2,142,599)	—	—	(2,142,599)
Total value	$(3,552,110)	$(2,142,599)	—	—	$(5,694,709)
PACE High Yield Investments
Forward foreign currency contracts	—	$(1,205,944)	—	—	$(1,205,944)
Total value	—	$(1,205,944)	—	—	$(1,205,944)
PACE International Equity Investments
Futures contracts	—	—	—	(156,314)	$(156,314)
Forward foreign currency contracts	—	$(688,401)	—	—	(688,401)
Total value	—	$(688,401)	—	(156,314)	$(844,715)

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives[2]
	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(7,610,549)	—	—	$(1,758,298)	$(9,368,847)
Written options and swaptions	(2,604,115)	$(1,657,131)	—	(907,721)	(5,168,967)
Forward foreign currency contracts	—	(17,465,398)	—	—	(17,465,398)
Swap agreements	(4,524,628)	—	$(3,367,016)	(4,687,419)	(12,579,063)
Total value	$(14,739,292)	$(19,122,529)	$(3,367,016)	$(7,353,438)	$(44,582,275)

2  In the Statement of assets and liabilities, swap agreements, written options and swaptions are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Transactions in derivative instruments during the year ended July 31, 2011, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Government Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$315,895	—	—	—	$315,895
Written options and swaptions	1,092,053	—	—	—	1,092,053
Swap agreements	(1,404,955)	—	$(128,078)	—	(1,533,033)
Total net realized gain (loss)	$2,993	—	$(128,078)	—	$(125,085)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$(261,891)	—	—	—	$(261,891)
Written options and swaptions	(130,362)	—	—	—	(130,362)
Swap agreements	—	—	$(36,836)	—	(36,836)
Total net change in unrealized appreciation/depreciation	$(392,253)	—	$(36,836)	—	$(429,089)
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$803,461	—	—	—	$803,461
Options purchased[5]	(24,277)	—	—	—	(24,277)
Forward foreign currency contracts	—	$215,208	—	—	215,208
Swap agreements	(325,022)	—	$733	—	(324,289)
Total net realized gain (loss)	$454,162	$215,208	$733	—	$670,103
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$19,883	—	—	—	$19,883
Options purchased[5]	(204,247)	—	—	—	(204,247)
Forward foreign currency contracts	—	$(323,921)	—	—	(323,921)
Swap agreements	(1,568,453)	—	$9,926	—	(1,558,527)
Total net change in unrealized appreciation/depreciation	$(1,752,817)	$(323,921)	$9,926	—	$(2,066,812)

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$6,515,426	—	—	—	$6,515,426
Written options and swaptions	(828,009)	—	—	—	(828,009)
Forward foreign currency contracts	—	$(6,934,292)	—	—	(6,934,292)
Swap agreements	327,722	—	$231,185	—	558,907
Total net realized gain (loss)	$6,015,139	$(6,934,292)	$231,185	—	$(687,968)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$3,322,876	—	—	—	$3,322,876
Written options and swaptions	1,261,319	—	—	—	1,261,319
Forward foreign currency contracts	—	$105,006	—	—	105,006
Swap agreements	(731,685)	—	$331,083	—	(400,602)
Total net change in unrealized appreciation/depreciation	$3,852,510	$105,006	$331,083	—	$4,288,599
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(5,221,921)	—	—	—	$(5,221,921)
Forward foreign currency contracts	—	$13,581,572	—	—	13,581,572
Total net realized gain (loss)	$(5,221,921)	$13,581,572	—	—	$8,359,651
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$1,254,317	—	—	—	$1,254,317
Forward foreign currency contracts		$(1,924,130)	—	—	(1,924,130)
Total net change in unrealized appreciation/depreciation	$1,254,317	$(1,924,130)	—	—	$(669,813)
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	—	$(3,740,949)	—	—	$(3,740,949)
Total net realized gain (loss)	—	$(3,740,949)	—	—	$(3,740,949)
Net change in unrealized appreciation/depreciation[4]
Forward foreign currency contracts	—	$(238,831)	—	—	$(238,831)
Total net change in unrealized appreciation/depreciation	—	$(238,831)	—	—	$(238,831)
PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	—	—	—	$317,834	$317,834
Forward foreign currency contracts	—	$2,546,075	—	—	2,546,075
Total net realized gain (loss)	—	$2,546,075	—	$317,834	$2,863,909
Net change in unrealized appreciation/depreciation[4]
Futures contracts	—	—	—	$(163,901)	$(163,901)
Forward foreign currency contracts	—	$857,964	—	—	857,964
Total net change in unrealized appreciation/depreciation	—	$857,964	—	$(163,901)	$694,063

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(3,805,891)	—	—	$1,544,262	$(2,261,629)
Options purchased[5]	23,930	(8,888)	—	(1,176,244)	(1,161,202)
Written options and swaptions	(248,775)	—	—	1,774,492	1,525,717
Forward foreign currency contracts	—	(11,726,240)	—	—	(11,726,240)
Swap agreements	(1,252,774)	—	$2,079,198	(462,596)	363,828
Total net realized gain (loss)	$(5,283,510)	$(11,735,128)	$2,079,198	$1,679,914	$(13,259,526)
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$(1,303,747)	—	—	$(443,126)	$(1,746,873)
Options purchased[5]	50,212	$(976,819)	—	79,317	(847,290)
Written options and swaptions	95,079	(260,241)		24,973	(140,189)
Forward foreign currency contracts	—	(5,896,640)	—	—	(5,896,640)
Swap agreements	759,524	—	$(932,907)	(879,105)	(1,052,488)
Total net change in unrealized appreciation/depreciation	$(398,932)	$(7,133,700)	$(932,907)	$(1,217,941)	$(9,683,480)

3  The net realized gains (losses) from futures, written options and swaptions, swap agreements and forward foreign currency contracts are shown in the Statement of operations.

4  The net change in unrealized appreciation/depreciation on futures, written options and swaptions, swap agreements and forward foreign currency contracts are shown in the Statement of operations.

5  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/ depreciation of investments in the Statement of operations.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

PACE Select Advisors Trust

Notes to financial statements

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

PACE Select Advisors Trust

Notes to financial statements

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as ordinary income (loss) for income tax reporting purposes by all Portfolios except PACE International Fixed Income Investments and PACE High Yield Investments. These two Portfolios treat net realized gain (loss) from forward foreign currency contracts as capital gain (loss) for income tax reporting.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the ordinary course of business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. Based on its history and experience, the Portfolios feel that the likelihood of such an event is remote.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At July 31, 2011, PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments had maximum payout amounts of approximately $318,000 and $3,383,184, respectively, relating to written put option contracts, which expire between one month and five years. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

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Notes to financial statements

The fair value of written put option contracts as of July 31, 2011 is $131,358 and $3,980,835 for PACE Strategic Fixed Income Investments and PACE Alternative Strategies Investments, respectively, and is included as a liability in Options and swaptions written, at fair value on the Statement of assets and liabilities.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

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Notes to financial statements

Short sales "Against the Box"—Each Portfolio (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales. Because PACE Alternative Strategies Investments is multi-managed and has the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Government Securities Fixed Income Investments and PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the year ended July 31, 2011.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls may constitute a financing transaction and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with

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Notes to financial statements

the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolio. During the year ended July 31, 2011, the only Portfolio that utilizied treasury roll transactions was PACE Intermediate Fixed Income Investments.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended July 31, 2011, PACE Government Securities Fixed Income Investments had an average daily reverse repurchase agreement of $1,257,143 for 7 days with a related weighted average annualized interest rate of 0.245%, which resulted in $60 of interest expense and PACE Intermediate Fixed Income Investments had an average daily reverse repurchase agreement of $5,412,500 for 1 day with a related weighted average annualized interest rate of 0.23%, which resulted in $35 of interest expense. There were no reverse repurchase agreements outstanding on July 31, 2011.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within swap agreements at value on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swaps—Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

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Notes to financial statements

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2011 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or

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Notes to financial statements

net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. At July 31, 2011, there were no Portfolios that were invested in total return swap contracts.

Variance swaps—Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or

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Notes to financial statements

financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2011:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Money Market Investments	0.350%

PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

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Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Alternative Strategies Investments[1]	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

1  At a meeting held on September 14, 2011, the Board of Trustees for PACE Alternative Strategies Investments approved a fee waiver pursuant to which, effective October 1, 2011, UBS Global AM is voluntarily obligated to waive 0.05% of its management fee through November 30, 2012.

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

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Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE International Fixed Income Investments	Rogge Global Partners plc	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

PACE High Yield Investments	MacKay Shields LLC	0.350%

PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

PACE Large Co Growth Equity Investments[2]	Delaware Management Company Marsico Capital Management, LLC Roxbury Capital Management, LLC Wellington Management Company, LLP	0.400% 0.300% 0.250% up to $250 million 0.200% above $250 million 0.300%

PACE Small/Medium Co Value Equity Investments	Buckhead Capital Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.	0.400% up to $100 million 0.350% above $100 million 0.400% 0.400%

PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Palisade Capital Management, LLC Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

PACE International Equity Investments	J.P. Morgan Investment Management Inc.— International REI segment J.P. Morgan Investment Management Inc.—EAFE Opportunities segment[3] Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200%
0.350% up to $150 million
0.300% above $150 million
0.350% up to $150 million
0.300% above $150 million
up to $250 million
0.250% above $250 million
up to $350 million
0.200% above $350 million
0.350% up to $150 million
0.300% above $150 million

1  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  SSgA Funds Management, Inc. was terminated as a sub-advisor to the Portfolio, effective November 29, 2010.

3  J.P. Morgan Investment Management Inc. assumed investment advisory responsibility with respect to a new mandate managing a separate portion of the Portfolio effective November 8, 2010.

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Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
PACE International Emerging Markets Equity Investments	Delaware Management Company[4] Mondrian Investment Partners Ltd. Pzena Investment Management, LLC[4] William Blair & Company L.L.C.[5]	0.600% up to $10 million
0.500% above $10 million
0.650% up to $150 million
0.550% above $150 million
up to $250 million
0.500% above $250 million
0.810% up to $10 million
0.650% above $10 million
up to $50 million
0.590% above $50 million
up to $100 million
0.520% above $100 million
up to $300 million
0.490% above $300 million
0.600% up to $100 million
0.550% above $100 million

PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc. CBRE Clarion Securities, LLC[6]	0.420% up to $50 million 0.400% above $50 million 0.400%

PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P. Goldman Sachs Asset Management, L.P. Standard Life Investments (Corporate Funds) Limited[7] Wellington Management Company, LLP	0.450% up to $200 million
0.400% above $200 million
up to $400 million
0.300% above $400 million
0.90%
0.680% up to $300 million
0.640% above $300 million
up to $500 million
0.600% above $500 million
0.700%
0.750% up to $200 million
0.725% above $200 million

4  Delaware Management Company and Pzena Investment Management, LLC became sub-advisors effective November 4, 2010.

5  Effective March 23, 2011, William Blair & Company L.L.C. commenced as a sub-adviser for a portion of PACE International Emerging Markets Equity Investments. As of the close of business, March 22, 2011, Gartmore Global Partners terminated as a sub-adviser to PACE International Emerging Markets Equity Investments.

6  Formerly known as ING Clarion Real Estate Securities, LLC.

7  Standard Life Investments (Corporate Funds) Limited became a sub-advisor effective August 5, 2010.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2011, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
PACE Money Market Investments	$(112,635)
PACE Government Securities Fixed Income Investments	272,791
PACE Intermediate Fixed Income Investments	168,733
PACE Strategic Fixed Income Investments	397,071
PACE Municipal Fixed Income Investments	134,294
PACE International Fixed Income Investments	316,977
PACE High Yield Investments	163,017
PACE Large Co Value Equity Investments	782,591
PACE Large Co Growth Equity Investments	784,674
PACE Small/Medium Co Value Equity Investments	306,672
PACE Small/Medium Co Growth Equity Investments	333,116
PACE International Equity Investments	674,787
PACE International Emerging Markets Equity Investments	278,903
PACE Global Real Estate Securities Investments	31,072
PACE Alternative Strategies Investments	631,211

UBS Global AM has entered into a written fee waiver agreement with each of PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments, and PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc and SSgA Funds Management, Inc., respectively. Effective at the close of business November 29, 2010, SSgA Funds Management, Inc. no longer serves as a sub-advisor for PACE Large Co Growth Equity Investments. As a result, this fee waiver was discontinued effective November 30, 2010. For the year ended July 31, 2011, UBS Global AM was contractually obligated to waive $155,661, $288,903 and $88,539 in investment management and administration fees for PACE Government Securities Fixed Income Investments, PACE International Fixed Income Investments and PACE Large Co Growth Equity Investments, respectively.

Additionally, with respect to PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2011, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,261,944 for PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2011 at a level not to exceed amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2011, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2011, UBS Global AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense

PACE Select Advisors Trust

Notes to financial statements

reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2014, and recoupments for the year ended July 31, 2011, were as follows:

Portfolio	Class A expense cap	Class B expense cap		Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Money Market Investments	N/A	N/A		N/A	N/A	0.60%	$996,232	$—
PACE Government Securities Fixed Income Investments	1.02%	1.77%		1.52%	0.77%	0.77	363,536	—
PACE Intermediate Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	207,420	—
PACE Strategic Fixed Income Investments	1.06	1.81		1.56	0.81	0.81	241,526	2,711
PACE Municipal Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	113,934	—
PACE International Fixed Income Investments	1.25	2.00		1.75	1.00	1.00	251,735	18,289
PACE High Yield Investments	1.35	2.10	[1]	1.85	1.10	1.10	118,506	5,357
PACE Large Co Value Equity Investments	1.27	2.02		2.02	1.02	1.02	404	2,092
PACE Large Co Growth Equity Investments	1.30	2.05		2.05	1.05	1.05	776	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16		2.16	1.16	1.16	56,610	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13		2.13	1.13	1.13	116,207	1,606
PACE International Equity Investments[2]	1.55	2.30		2.30	1.30	1.30	79	—
PACE International Emerging Markets Equity Investments[2]	2.15	2.90		2.90	1.90	1.90	—	—
PACE Global Real Estate Securities Investments	1.45	N/A	[3]	2.20	1.20	1.20	411,315	—
PACE Alternative Strategies Investments	1.95	2.70		2.70	1.70	1.70	42,140	477

1  Share class has not commenced operations.

2  Expense caps in the table above became effective November 28, 2010. Prior to November 28, 2010, expense caps were as follows:

Portfolio	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Class P expense cap
PACE International Equity Investments	1.65%	2.40%	2.40%	1.40%	1.40%
PACE International Emerging Markets Equity Investments	2.25	3.00	3.00	2.00	2.00

3  PACE Global Real Estate Securities Investments does not offer Class B shares.

At July 31, 2011, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014
PACE Money Market Investments	$3,988,289	$1,729,334	$1,262,723	$996,232
PACE Government Securities Fixed Income Investments—Class A	70,328	26,444	31,628	12,256
PACE Government Securities Fixed Income Investments—Class B	494	280	163	51
PACE Government Securities Fixed Income Investments—Class C	43,633	20,528	16,083	7,022
PACE Government Securities Fixed Income Investments—Class Y	128,036	42,938	40,800	44,298
PACE Government Securities Fixed Income Investments—Class P	996,627	316,871	379,847	299,909
PACE Intermediate Fixed Income Investments—Class A	97,143	40,388	32,279	24,476
PACE Intermediate Fixed Income Investments—Class B	646	259	228	159
PACE Intermediate Fixed Income Investments—Class C	10,164	4,223	3,445	2,496

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014
PACE Intermediate Fixed Income Investments—Class Y	$3,837	$25	$1,293	$2,519
PACE Intermediate Fixed Income Investments—Class P	584,929	209,484	197,675	177,770
PACE Strategic Fixed Income Investments—Class A	35,263	8,462	10,025	16,776
PACE Strategic Fixed Income Investments—Class B	649	278	278	93
PACE Strategic Fixed Income Investments—Class Y	5,864	—	1,522	4,342
PACE Strategic Fixed Income Investments—Class P	999,195	360,438	418,442	220,315
PACE Municipal Fixed Income Investments—Class A	51,369	23,896	17,116	10,357
PACE Municipal Fixed Income Investments—Class B	198	84	74	40
PACE Municipal Fixed Income Investments—Class C	12,434	5,657	4,247	2,530
PACE Municipal Fixed Income Investments—Class Y	247	106	72	69
PACE Municipal Fixed Income Investments—Class P	346,182	129,158	116,086	100,938
PACE International Fixed Income Investments—Class B	205	125	68	12
PACE International Fixed Income Investments—Class Y	3,207	—	—	3,207
PACE International Fixed Income Investments—Class P	1,106,739	469,248	388,975	248,516
PACE High Yield Investments—Class A	1,044	1,044	—	—
PACE High Yield Investments—Class P	589,363	296,377	174,480	118,506
PACE Large Co Value Equity Investments—Class B	2,613	1,350	859	404
PACE Large Co Growth Equity Investments—Class B	1,093	487	368	238
PACE Large Co Growth Equity Investments—Class C	7,241	4,566	2,137	538
PACE Small/Medium Co Value Equity Investments—Class B	689	490	175	24
PACE Small/Medium Co Value Equity Investments—Class P	821,220	464,511	300,123	56,586
PACE Small/Medium Co Growth Equity Investments—Class B	717	364	261	92
PACE Small/Medium Co Growth Equity Investments—Class P	1,002,386	547,958	338,313	116,115
PACE International Equity Investments—Class B	356	191	86	79
PACE Global Real Estate Securities Investments—Class A	46,327	20,367	15,857	10,103
PACE Global Real Estate Securities Investments—Class C	2,269	1,009	768	492
PACE Global Real Estate Securities Investments—Class Y	423	39	150	234
PACE Global Real Estate Securities Investments—Class P	1,317,681	444,161	473,034	400,486
PACE Alternative Strategies Investments—Class A	80,488	28,060	36,429	15,999
PACE Alternative Strategies Investments—Class B	92	54	38	—
PACE Alternative Strategies Investments—Class Y	6,979	6,086	—	893
PACE Alternative Strategies Investments—Class P	199,629	39,257	135,124	25,248

PACE Strategic Fixed Income Investments Class C, PACE International Fixed Income Investments Class A and Class C, PACE High Yield Investments Class C and Class Y, PACE Large Co Value Equity Investments Class A, Class C, Class Y and Class P, PACE Large Co Growth Equity Investments Class A, Class Y and Class P, PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, PACE International Equity Investments Class A, Class C, Class Y and Class P, PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P and PACE Alternative Strategies Investments Class C have no remaining fee waivers/expense reimbursements subject to repayment.

PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2011, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE International Equity Investments	International Emerging Markets Equity Investments	PACE PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$3,323	$15,182	$60	$9,437
UBS Securities Asia Ltd.	—	—	—	2,462	539	108
UBS Securites Australia Ltd.	—	—	—	—	—	5
UBS Securities Canada Inc.	—	—	—	143	27	94
UBS Securities LLC	2,484	2,247	—	3,096	437	905

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2011, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Large Co Value Equity Investments	$48,137
PACE Large Co Growth Equity Investments	71,780
PACE Small/Medium Co Value Equity Investments	7,470
PACE Small/Medium Co Growth Equity Investments	14,949
PACE International Equity Investments	26,693
PACE International Emerging Markets Equity Investments	66,554
PACE Global Real Estate Securities Investments	1,871
PACE Alternative Strategies Investments	156,792

During the year ended July 31, 2011, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Money Market Investments	$198,963,243
PACE Government Securities Fixed Income Investments	6,069,828,721
PACE Intermediate Fixed Income Investments	693,179,180
PACE Strategic Fixed Income Investments	2,795,570,830
PACE Municipal Fixed Income Investments	12,969,694
PACE International Fixed Income Investments	87,386,386
PACE High Yield Investments	7,110,469
PACE Large Co Growth Equity Investments	17,177,812
PACE Small/Medium Co Growth Equity Investments	3,046,863
PACE International Equity Investments	4,467,484
PACE International Emerging Markets Equity Investments	346,556
PACE Global Real Estate Securities Investments	172,535
PACE Alternative Strategies Investments	640,657,971

PACE Select Advisors Trust

Notes to financial statements

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of PACE Money Market Investments, which only offers Class P shares, and PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2011, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2011, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned
PACE Government Securities Fixed Income Investments—Class A	$17,264	$4,226
PACE Government Securities Fixed Income Investments—Class B	99	3
PACE Government Securities Fixed Income Investments—Class C	14,074	671
PACE Intermediate Fixed Income Investments—Class A	8,326	6,276
PACE Intermediate Fixed Income Investments—Class B	61	—
PACE Intermediate Fixed Income Investments—Class C	2,277	18
PACE Strategic Fixed Income Investments—Class A	11,432	19,167
PACE Strategic Fixed Income Investments—Class B	193	204
PACE Strategic Fixed Income Investments—Class C	8,137	911
PACE Municipal Fixed Income Investments—Class A	15,798	9,625
PACE Municipal Fixed Income Investments—Class B	40	—
PACE Municipal Fixed Income Investments—Class C	8,868	44
PACE International Fixed Income Investments—Class A	20,690	5,276
PACE International Fixed Income Investments—Class B	126	—
PACE International Fixed Income Investments—Class C	5,039	75
PACE High Yield Investments—Class A	5,572	92,153
PACE High Yield Investments—Class C	2,401	666
PACE Large Co Value Equity Investments—Class A	32,285	9,036
PACE Large Co Value Equity Investments—Class B	75	56

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Service and distribution fees owed	Sales charges earned
PACE Large Co Value Equity Investments—Class C	$12,972	$102
PACE Large Co Growth Equity Investments—Class A	14,070	4,075
PACE Large Co Growth Equity Investments—Class B	60	184
PACE Large Co Growth Equity Investments—Class C	3,686	36
PACE Small/Medium Co Value Equity Investments—Class A	7,194	4,092
PACE Small/Medium Co Value Equity Investments—Class B	2	—
PACE Small/Medium Co Value Equity Investments—Class C	4,612	1
PACE Small/Medium Co Growth Equity Investments—Class A	9,143	5,177
PACE Small/Medium Co Growth Equity Investments—Class B	11	2
PACE Small/Medium Co Growth Equity Investments—Class C	3,691	31
PACE International Equity Investments—Class A	14,424	7,713
PACE International Equity Investments—Class B	1	84
PACE International Equity Investments—Class C	3,096	11
PACE International Emerging Markets Equity Investments—Class A	4,854	5,955
PACE International Emerging Markets Equity Investments—Class B	42	71
PACE International Emerging Markets Equity Investments—Class C	2,901	515
PACE Global Real Estate Securities Investments—Class A	991	1,879
PACE Global Real Estate Securities Investments—Class C	188	—
PACE Alternative Strategies Investments—Class A	14,227	15,752
PACE Alternative Strategies Investments—Class C	5,820	577

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and was compensated for these services by BNY Mellon, not the Portfolios.

For the year ended July 31, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Money Market Investments	$768,376
PACE Government Securities Fixed Income Investments	419,290
PACE Intermediate Fixed Income Investments	223,212
PACE Strategic Fixed Income Investments	554,557
PACE Municipal Fixed Income Investments	97,959
PACE International Fixed Income Investments	561,656
PACE High Yield Investments	268,160
PACE Large Co Value Equity Investments	689,915
PACE Large Co Growth Equity Investments	646,582
PACE Small/Medium Co Value Equity Investments	603,871
PACE Small/Medium Co Growth Equity Investments	605,721
PACE International Equity Investments	619,134
PACE International Emerging Markets Equity Investments	530,504
PACE Global Real Estate Securities Investments	246,277
PACE Alternative Strategies Investments	285,648

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2011, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Porfolio	Class A	Class B	Class C	Class Y	Class P
PACE Money Market Investments	$—	$—	$—	$—	$1,533,469
PACE Government Securities Fixed Income Investments	77,271	153	24,746	82,342	650,201
PACE Intermediate Fixed Income Investments	41,676	213	4,271	3,243	351,086
PACE Strategic Fixed Income Investments	65,965	358	9,260	7,195	928,205
PACE Municipal Fixed Income Investments	27,105	53	5,678	95	148,674
PACE International Fixed Income Investments	101,604	237	6,452	11,261	885,310
PACE High Yield Investments	20,299	—	1,964	29	444,625
PACE Large Co Value Equity Investments	146,158	647	22,232	20,308	1,042,024
PACE Large Co Growth Equity Investments	72,702	398	8,814	16,946	1,040,170
PACE Small/Medium Co Value Equity Investments	39,870	67	6,904	594	994,341
PACE Small/Medium Co Growth Equity Investments	46,738	127	5,311	144	992,850
PACE International Equity Investments	83,375	104	7,393	28,731	986,490
PACE International Emerging Markets Equity Investments	31,343	101	4,926	33,792	876,521
PACE Global Real Estate Securities Investments	10,388	—	505	245	406,232
PACE Alternative Strategies Investments	72,026	—	4,682	2,438	414,720

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

Bank line of credit

Each Portfolio, other than PACE Money Market Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the year ended July 31, 2011, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowings outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Government Securities Fixed Income Investments	$1,185,528	1	$40	1.215%
PACE Municipal Fixed Income Investments	1,032,194	2	69	1.203
PACE Large Co Growth Equity Investments	1,066,458	5	182	1.229
PACE Small/Medium Co Growth Equity Investments	1,358,379	1	46	1.219
PACE International Equity Investments	906,589	37	1,159	1.244
PACE International Emerging Markets Equity Investments	1,206,185	80	3,255	1.214
PACE Alternative Strategies Investments	7,798,139	4	1,073	1.238

PACE Select Advisors Trust

Notes to financial statements

Prior to February 17, 2011, PACE Large Co Growth Equity Investments participated with other funds advised by UBS Global AM in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, the Portfolio had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. The Portfolio was permitted to borrow at prevailing rates in effect at the time of borrowings. For the period ended February 16, 2011, the Portfolio did not borrow under the JPMorgan Chase Bank Facility.

Purchases and sales of securities

For the year ended July 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$31,164,152	$116,432,771
PACE Intermediate Fixed Income Investments	235,554,830	165,789,498
PACE Strategic Fixed Income Investments	253,941,976	242,790,331
PACE Municipal Fixed Income Investments	108,069,705	115,076,920
PACE International Fixed Income Investments	352,238,888	331,125,829
PACE High Yield Investments	127,143,548	88,942,493
PACE Large Co Value Equity Investments	572,665,922	622,836,963
PACE Large Co Growth Equity Investments	903,217,857	957,552,323
PACE Small/Medium Co Value Equity Investments	287,058,214	316,477,073
PACE Small/Medium Co Growth Equity Investments	453,228,350	491,936,143
PACE International Equity Investments	563,690,949	563,365,146
PACE International Emerging Markets Equity Investments	331,782,185	335,504,329
PACE Global Real Estate Securities Investments	57,328,267	46,656,750
PACE Alternative Strategies Investments	633,786,474	604,262,567

For the year ended July 31, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Government Securities Fixed Income Investments	$9,491,134,631	$9,323,718,885
PACE Intermediate Fixed Income Investments	2,938,751,091	2,993,097,336
PACE Strategic Fixed Income Investments	3,348,159,520	3,444,072,419
PACE International Fixed Income Investments	14,296,546	14,294,971
PACE Alternative Strategies Investments	482,529,450	453,982,218

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2011, the following Portfolios recorded recaptured

PACE Select Advisors Trust

Notes to financial statements

commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$150,906
PACE Large Co Growth Equity Investments	62,853
PACE Small/Medium Co Value Equity Investments	146,576
PACE Small/Medium Co Growth Equity Investments	273,769
PACE International Equity Investments	1,964
PACE International Emerging Markets Equity Investments	7,088
PACE Global Real Estate Securities Investments	23,672
PACE Alternative Strategies Investments	1,605

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Government Securities Fixed Income Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	322,017	$4,311,205	—	$—	29,388	$398,630
Shares repurchased	(1,323,351)	(17,690,694)	(3,066)	(41,129)	(239,374)	(3,185,094)
Shares converted from Class B to Class A	1,523	20,445	(1,523)	(20,445)	—	—
Dividends reinvested	322,295	4,240,233	532	6,996	87,921	1,156,389
Net decrease	(677,516)	$(9,118,811)	(4,057)	$(54,578)	(122,065)	$(1,630,075)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,549,324	$20,826,642	7,352,916	$98,174,456
Shares repurchased	(1,600,592)	(21,457,841)	(10,351,370)	(138,083,371)
Dividends reinvested	259,880	3,420,694	2,289,948	30,145,254
Net increase (decrease)	208,612	$2,789,495	(708,506)	$(9,763,661)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	728,713	$9,852,320	5,617	$76,341	138,831	$1,877,632
Shares repurchased	(1,098,779)	(14,815,822)	(4,153)	(56,643)	(284,012)	(3,824,901)
Shares converted from Class B to Class A	3,556	48,107	(3,554)	(48,107)	—	—
Dividends reinvested	342,102	4,543,316	550	7,290	92,411	1,227,180
Net decrease	(24,408)	$(372,079)	(1,540)	$(21,119)	(52,770)	$(720,089)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,769,546	$23,862,711	9,379,343	$126,498,461
Shares repurchased	(1,318,594)	(17,728,119)	(8,472,594)	(114,141,124)
Dividends reinvested	224,552	2,983,809	2,307,855	30,666,573
Net increase	675,504	$9,118,401	3,214,604	$43,023,910

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	188,507	$2,275,985	584	$7,102	12,230	$148,784
Shares repurchased	(605,032)	(7,266,358)	(3,035)	(36,265)	(117,218)	(1,411,529)
Shares converted from Class B to Class A	4,722	57,226	(4,714)	(57,226)	—	—
Dividends reinvested	52,304	628,474	93	1,115	4,236	50,980
Net decrease	(359,499)	$(4,304,673)	(7,072)	$(85,274)	(100,752)	$(1,211,765)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,306	$112,398	8,314,566	$100,094,760
Shares repurchased	(73,699)	(887,064)	(10,219,923)	(122,770,793)
Dividends reinvested	3,237	38,926	767,677	9,226,178
Net decrease	(61,156)	$(735,740)	(1,137,680)	$(13,449,855)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	281,329	$3,310,190	4,034	$47,518	84,600	$995,456
Shares repurchased	(703,084)	(8,259,636)	(1,917)	(22,533)	(154,565)	(1,820,536)
Shares converted from Class B to Class A	2,664	31,143	(2,659)	(31,143)	—	—
Dividends reinvested	90,459	1,061,686	223	2,622	9,019	105,968
Net decrease	(328,632)	$(3,856,617)	(319)	$(3,536)	(60,946)	$(719,112)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	47,283	$554,932	12,008,075	$141,203,511
Shares repurchased	(87,440)	(1,024,060)	(8,594,102)	(101,065,548)
Dividends reinvested	6,714	78,814	1,122,720	13,186,851
Net increase (decrease)	(33,443)	$(390,314)	4,536,693	$53,324,814

PACE Strategic Fixed Income Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,570,957	$22,619,992	257	$3,858	193,006	$2,811,676
Shares repurchased	(1,029,608)	(14,912,964)	(1,523)	(22,298)	(197,671)	(2,847,584)
Shares converted from Class B to Class A	4,421	63,557	(4,422)	(63,557)	—	—
Dividends reinvested	186,281	2,649,058	863	12,261	43,729	621,104
Net increase (decrease)	732,051	$10,419,643	(4,825)	$(69,736)	39,064	$585,196
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,690	$410,410	11,362,544	$163,441,235
Shares repurchased	(58,505)	(842,906)	(10,649,315)	(153,794,110)
Dividends reinvested	12,714	180,892	3,097,600	44,042,780
Net increase (decrease)	(17,101)	$(251,604)	3,810,829	$53,689,905

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,269,639	$17,649,022	879	$11,691	272,509	$3,806,220
Shares repurchased	(792,786)	(10,971,115)	(2,823)	(39,093)	(124,012)	(1,711,165)
Shares converted from Class B to Class A	3,582	49,561	(3,584)	(49,561)	—	—
Dividends reinvested	101,324	1,400,996	687	9,459	23,560	325,832
Net increase (decrease)	581,759	$8,128,464	(4,841)	$(67,504)	172,057	$2,420,887
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	99,028	$1,354,135	12,390,311	$170,474,850
Shares repurchased	(144,124)	(2,001,353)	(11,612,066)	(160,807,710)
Dividends reinvested	11,880	163,743	2,063,819	28,495,696
Net increase (decrease)	(33,216)	$(483,475)	2,842,064	$38,162,836

PACE Municipal Fixed Income Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	253,434	$3,257,914	—	$—	83,281	$1,045,044
Shares repurchased	(1,174,212)	(14,955,246)	—	—	(247,223)	(3,135,562)
Shares converted from Class B to Class A	1,257	16,264	(1,256)	(16,264)	—	—
Dividends reinvested	125,625	1,607,082	79	1,011	18,560	237,581
Net decrease	(793,896)	$(10,073,986)	(1,177)	$(15,253)	(145,382)	$(1,852,937)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,069,360	$52,072,473
Shares repurchased	(571)	(7,279)	(4,652,243)	(59,394,004)
Dividends reinvested	99	1,271	513,064	6,562,003
Net decrease	(472)	$(6,008)	(69,819)	$(759,528)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	729,755	$9,296,918	—	$—	127,864	$1,627,841
Shares repurchased	(1,509,793)	(19,186,226)	—	—	(176,048)	(2,234,934)
Shares converted from Class B to Class A	3,647	46,031	(3,644)	(46,031)	—	—
Dividends reinvested	145,060	1,842,634	127	1,600	23,373	296,962
Net decrease	(631,331)	$(8,000,643)	(3,517)	$(44,431)	(24,811)	$(310,131)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	5,824,530	$74,011,168
Shares repurchased	(2,240)	(28,205)	(3,716,258)	(47,231,557)
Dividends reinvested	116	1,473	498,842	6,339,203
Net increase (decrease)	(2,124)	$(26,732)	2,607,114	$33,118,814

PACE Select Advisors Trust

Notes to financial statements

PACE International Fixed Income Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	365,771	$4,327,620	1	$12	76,850	$917,453
Shares repurchased	(1,235,268)	(14,724,825)	—	—	(70,170)	(841,818)
Shares converted from Class B to Class A	2,620	30,425	(2,611)	(30,425)	—	—
Dividends reinvested	164,935	1,961,670	124	1,484	8,805	104,777
Net increase (decrease)	(701,942)	$(8,405,110)	(2,486)	$(28,929)	15,485	$180,412
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,649	$67,459	8,097,069	$96,308,254
Shares repurchased	(111,419)	(1,326,843)	(7,282,606)	(86,688,425)
Dividends reinvested	12,387	146,924	953,184	11,343,898
Net increase (decrease)	(93,383)	$(1,112,460)	1,767,647	$20,963,727

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	426,369	$4,923,082	1,847	$22,267	93,275	$1,081,590
Shares repurchased	(1,175,359)	(13,584,368)	(2,404)	(26,147)	(114,266)	(1,329,048)
Shares converted from Class B to Class A	1,872	21,921	(1,868)	(21,921)	—	—
Dividends reinvested	421,149	4,859,108	522	6,037	25,817	297,937
Net increase (decrease)	(325,969)	$(3,780,257)	(1,903)	$(19,764)	4,826	$50,479
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	44,952	$533,137	9,245,770	$107,353,391
Shares repurchased	(242,403)	(2,810,513)	(7,210,772)	(83,287,599)
Dividends reinvested	39,822	459,531	2,064,683	23,791,549
Net increase (decrease)	(157,629)	$(1,817,845)	4,099,681	$47,857,341

PACE High Yield Investments

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,507,757	$15,845,072	132,012	$1,385,347
Shares repurchased	(465,657)	(4,890,434)	(60,679)	(636,565)
Dividends reinvested	123,200	1,290,852	14,872	155,475
Net increase	1,165,300	$12,245,490	86,205	$904,257
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,520	$374,613	6,780,923	$71,494,173
Shares repurchased	—	—	(5,111,960)	(53,801,895)
Dividends reinvested	565	5,908	1,587,383	16,638,154
Net increase	36,085	$380,521	3,256,346	$34,330,432

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	691,126	$6,773,730	105,595	$1,064,331
Shares repurchased	(306,128)	(2,956,039)	(41,670)	(409,248)
Dividends reinvested	65,476	644,671	11,285	110,746
Net increase	450,474	$4,462,362	75,210	$765,829
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	7,284,556	$71,144,838
Shares repurchased	—	—	(4,630,407)	(45,473,717)
Dividends reinvested	67	656	1,500,995	14,758,167
Net increase	67	$656	4,155,144	$40,429,288

PACE Large Co Value Equity Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	380,458	$6,280,843	—	$—	4,292	$69,685
Shares repurchased	(1,535,140)	(25,587,664)	(1,541)	(24,132)	(173,217)	(2,887,719)
Shares converted from Class B to Class A	4,634	78,259	(4,607)	(78,259)	—	—
Dividends reinvested	67,781	1,123,133	—	—	—	—
Net decrease	(1,082,267)	$(18,105,429)	(6,148)	$(102,391)	(168,925)	$(2,818,034)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,189	$224,663	10,531,750	$176,737,479
Shares repurchased	(205,734)	(3,442,569)	(12,420,127)	(206,861,690)
Dividends reinvested	11,196	185,748	598,607	9,900,947
Net decrease	(181,349)	$(3,032,158)	(1,289,770)	$(20,223,264)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	478,776	$7,064,437	322	$4,280	27,826	$400,742
Shares repurchased	(2,009,868)	(29,646,475)	(5,540)	(81,835)	(253,109)	(3,721,875)
Shares converted from Class B to Class A	14,394	207,494	(14,332)	(207,494)	—	—
Dividends reinvested	89,586	1,296,304	—	—	2,021	29,340
Net decrease	(1,427,112)	$(21,078,240)	(19,550)	$(285,049)	(223,262)	$(3,291,793)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	46,448	$677,794	12,305,196	$181,080,814
Shares repurchased	(701,510)	(10,350,068)	(14,320,429)	(210,773,917)
Dividends reinvested	21,785	315,880	704,054	10,173,781
Net decrease	(633,277)	$(9,356,394)	(1,311,179)	$(19,519,322)

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Growth Equity Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	368,063	$6,293,081	—	$—	16,815	$267,832
Shares repurchased	(660,165)	(11,692,399)	(789)	(13,566)	(56,460)	(912,011)
Shares converted from Class B to Class A	1,290	22,760	(1,402)	(22,760)	—	—
Net decrease	(290,812)	$(5,376,558)	(2,191)	$(36,326)	(39,645)	$(644,179)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,823	$235,091	9,668,622	$174,042,940
Shares repurchased	(112,418)	(2,031,452)	(12,344,173)	(220,446,389)
Dividends reinvested	1,476	26,597	86,991	1,560,613
Net decrease	(98,119)	$(1,769,764)	(2,588,560)	$(44,842,836)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	360,614	$5,374,502	—	$—	11,242	$150,284
Shares repurchased	(821,528)	(12,255,768)	(6,348)	(83,644)	(60,499)	(835,844)
Shares converted from Class B to Class A	3,150	46,396	(3,398)	(46,396)	—	—
Dividends reinvested	7,175	107,262	—	—	—	—
Net decrease	(450,589)	$(6,727,608)	(9,746)	$(130,040)	(49,257)	$(685,560)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	41,512	$629,541	11,896,506	$180,391,030
Shares repurchased	(458,112)	(6,994,734)	(13,763,085)	(208,711,469)
Dividends reinvested	6,572	100,359	261,629	3,976,824
Net decrease	(410,028)	$(6,264,834)	(1,604,950)	$(24,343,615)

PACE Small/Medium Co Value Equity Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	260,606	$4,305,822	—	$—	2,263	$35,547
Shares repurchased	(333,884)	(5,514,100)	—	—	(68,593)	(1,033,795)
Shares converted from Class B to Class A	3,814	59,064	(4,188)	(59,064)	—	—
Net decrease	(69,464)	$(1,149,214)	(4,188)	$(59,064)	(66,330)	$(998,248)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,762	$29,583	3,744,485	$63,666,448
Shares repurchased	(2,277)	(36,808)	(5,218,114)	(87,944,311)
Dividends reinvested	9	159	8,363	141,753
Net decrease	(506)	$(7,066)	(1,465,266)	$(24,136,110)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	297,532	$4,074,207	56	$830	9,934	$128,678
Shares repurchased	(404,304)	(5,637,104)	(234)	(2,966)	(120,560)	(1,511,606)
Shares converted from Class B to Class A	3,902	55,684	(4,260)	(55,684)	—	—
Dividends reinvested	1,166	15,652	—	—	—	—
Net decrease	(101,704)	$(1,491,561)	(4,438)	$(57,820)	(110,626)	$(1,382,928)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,574	$342,820	4,314,115	$60,400,048
Shares repurchased	(269,745)	(3,763,238)	(6,013,602)	(84,714,764)
Dividends reinvested	959	13,160	58,453	797,906
Net decrease	(243,212)	$(3,407,258)	(1,641,034)	$(23,516,810)

PACE Small/Medium Co Growth Equity Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	314,027	$4,764,920	—	$—	24,821	$350,495
Shares repurchased	(462,972)	(7,121,652)	(7)	(126)	(36,073)	(487,364)
Shares converted from Class B to Class A	543	8,424	(603)	(8,424)	—	—
Net decrease	(148,402)	$(2,348,308)	(610)	$(8,550)	(11,252)	$(136,869)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,139	$32,122	3,937,214	$62,571,970
Shares repurchased	(1,399)	(23,934)	(6,096,566)	(96,219,422)
Net increase (decrease)	740	$8,188	(2,159,352)	$(33,647,452)

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	372,728	$4,448,415	—	$—	5,911	$63,859
Shares repurchased	(532,918)	(6,433,244)	(3,198)	(34,983)	(54,864)	(602,918)
Shares converted from Class B to Class A	2,174	27,928	(2,395)	(27,928)	—	—
Net decrease	(158,016)	$(1,956,901)	(5,593)	$(62,911)	(48,953)	$(539,059)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	23,604	$280,777	4,970,247	$61,184,582
Shares repurchased	(415,257)	(5,102,238)	(6,588,473)	(81,694,977)
Net decrease	(391,653)	$(4,821,461)	(1,618,226)	$(20,510,395)

PACE Select Advisors Trust

Notes to financial statements

PACE International Equity Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	364,568	$4,725,654	—	$—	4,235	$55,191
Shares repurchased	(1,124,903)	(14,576,281)	(876)	(10,940)	(61,106)	(774,473)
Shares converted from Class B to Class A	739	9,579	(736)	(9,579)	—	—
Dividends reinvested	83,851	1,064,071	—	—	2,571	32,114
Net decrease	(675,745)	$(8,776,977)	(1,612)	$(20,519)	(54,300)	$(687,168)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	27,582	$364,308	11,927,604	$155,108,192
Shares repurchased	(487,348)	(6,360,275)	(11,743,974)	(151,687,751)
Dividends reinvested	34,096	431,995	1,109,714	14,037,877
Net increase (decrease)	(425,670)	$(5,563,972)	1,293,344	$17,458,318

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	503,111	$6,154,751	—	$—	1,004	$14,453
Shares repurchased	(1,050,216)	(12,862,565)	(2,628)	(31,642)	(54,910)	(661,529)
Shares converted from Class B to Class A	1,355	16,554	(1,358)	(16,554)	—	—
Dividends reinvested	111,135	1,369,177	26	324	4,283	51,910
Net decrease	(434,615)	$(5,322,083)	(3,960)	$(47,872)	(49,623)	$(595,166)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	123,787	$1,550,206	13,345,211	$162,250,576
Shares repurchased	(1,010,798)	(12,327,501)	(13,418,026)	(161,928,300)
Dividends reinvested	65,958	810,623	1,296,971	15,914,200
Net increase (decrease)	(821,053)	$(9,966,672)	1,224,156	$16,236,476

PACE International Emerging Markets Equity Investments

For the year ended July 31, 2011:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	432,002	$5,829,038	—	$—	13,242	$169,950
Shares repurchased	(370,304)	(5,052,285)	(392)	(5,136)	(74,900)	(957,439)
Shares converted from Class B to Class A	1,021	13,911	(1,087)	(13,911)	—	—
Dividends reinvested	10,985	149,945	—	—	—	—
Net increase (decrease)	73,704	$940,609	(1,479)	$(19,047)	(61,658)	$(787,489)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	112,481	$1,534,065	4,268,386	$59,350,642
Shares repurchased	(593,537)	(8,188,910)	(4,306,615)	(59,201,070)
Dividends reinvested	12,721	176,698	120,966	1,674,175
Net increase (decrease)	(468,335)	$(6,478,147)	82,737	$1,823,747

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	293,755	$3,411,311	2,997	$32,222	59,539	$620,009
Shares repurchased	(435,195)	(5,038,895)	(2,946)	(33,469)	(95,114)	(1,013,907)
Shares converted from Class B to Class A	7,921	89,017	(8,423)	(89,017)	—	—
Dividends reinvested	20,292	234,169	—	—	3,397	36,756
Net decrease	(113,227)	$(1,304,398)	(8,372)	$(90,264)	(32,178)	$(357,142)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	366,046	$4,338,509	3,830,899	$45,173,569
Shares repurchased	(1,745,193)	(20,603,579)	(4,891,148)	(57,341,191)
Dividends reinvested	46,841	549,454	251,595	2,943,696
Net decrease	(1,332,306)	$(15,715,616)	(808,654)	$(9,223,926)

PACE Global Real Estate Securities Investments

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	181,474	$1,051,599	4,228	$24,012
Shares repurchased	(218,850)	(1,275,191)	(1,845)	(11,092)
Dividends reinvested	47,248	256,556	2,033	11,040
Net increase	9,872	$32,964	4,416	$23,960
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,459	$72,352	5,149,263	$29,897,911
Shares repurchased	(3,100)	(18,283)	(3,305,551)	(19,199,030)
Dividends reinvested	2,000	10,900	1,015,251	5,512,810
Net increase	11,359	$64,969	2,858,963	$16,211,691

For the year ended July 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	283,967	$1,491,573	2,860	$14,196
Shares repurchased	(254,559)	(1,343,395)	(1,174)	(6,091)
Dividends reinvested	52,970	269,088	2,443	12,410
Net increase	82,378	$417,266	4,129	$20,515
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,273	$93,233	4,722,449	$24,935,558
Shares repurchased	—	—	(2,835,106)	(14,855,925)
Dividends reinvested	869	4,423	1,120,076	5,690,179
Net increase	18,142	$97,656	3,007,419	$15,769,812

PACE Select Advisors Trust

Notes to financial statements

PACE Alternative Strategies Investments

For the year ended July 31, 2011:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,255,936	$30,672,672	209,720	$1,928,515
Shares repurchased	(2,675,217)	(25,135,225)	(269,638)	(2,495,833)
Dividends reinvested	58,309	546,937	1,959	18,066
Net increase (decrease)	639,028	$6,084,384	(57,959)	$(549,252)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,635	$269,901	17,084,492	$161,401,010
Shares repurchased	(78,454)	(734,955)	(10,148,149)	(95,676,428)
Dividends reinvested	1,404	13,223	516,866	4,858,539
Net increase (decrease)	(48,415)	$(451,831)	7,453,209	$70,583,121

For the year ended July 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,529,691	$23,129,053	—	$—	228,421	$2,039,743
Shares repurchased	(3,794,681)	(34,566,460)	(3,392)	(30,354)	(220,007)	(1,967,859)
Dividends reinvested	18,849	170,776	—	—	—	—
Net increase (decrease)	(1,246,141)	$(11,266,631)	(3,392)	$(30,354)	8,414	$71,884
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	313,777	$2,854,661	13,022,405	$119,119,763
Shares repurchased	(1,658,490)	(15,104,028)	(10,188,891)	(92,956,694)
Dividends reinvested	3,063	27,810	246,494	2,238,223
Net increase (decrease)	(1,341,650)	$(12,221,557)	3,080,008	$28,401,292

Redemption fees

Each class of each series of the Trust, with the exception of PACE Money Market Investments, will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets. For the year ended July 31, 2011, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 were as follows:

	2011				2010
Portfolio	Tax-exempt income	Ordinary Income	Long term realized capital gains	Return of capital	Tax-exempt income	Ordinary Income	Long term realized capital gains	Return of capital
PACE Money Market Investments	$—	$37,652	$—	$—	$—	$54,050	$—	$—
PACE Government Securities Fixed Income Investments	—	41,351,427	638,665	—	—	36,810,388	5,636,347	—
PACE Intermediate Fixed Income Investments	—	10,805,263	—	—	—	15,576,758	—	—
PACE Strategic Fixed Income Investments		47,433,092	2,564,462	—	—	30,831,986	799,628	—
PACE Municipal Fixed Income Investments	10,001,108	7,444	—	—	10,048,679	10,260	—	—
PACE International Fixed Income Investments	—	14,720,052	—	—	—	30,716,473	—	1,050,578
PACE High Yield Investments	—	17,938,536	1,377,543	—	—	15,132,172	1,293,344
PACE Large Co Value Equity Investments	—	11,781,264	—	—	—	12,292,110	—	—
PACE Large Co Growth Equity Investments	—	1,657,698	—	—	—	4,319,077	—	—
PACE Small/Medium Co Value Equity Investments	—	147,333	—	—	—	848,966	—	—
PACE International Equity Investments	—	16,288,751	—	—	—	18,770,499	—	—
PACE International Emerging Markets Equity Investments	—	2,080,376	—	—	—	3,860,843	—	—
PACE Global Real Estate Securities Investments	—	6,036,659	—	—	—	6,163,150	—	—
PACE Alternative Strategies Investments	—	5,634,308	—	—	—	2,505,432	—	—

At July 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Money Market Investments	$—	—	(753)	—	$(753)
PACE Government Securities Fixed Income Investments	2,284,476	850,769	(2,677,946)	8,320,057	8,777,356
PACE Intermediate Fixed Income Investments	415,703	—	(13,395,229)	9,874,059	(3,105,467)
PACE Strategic Fixed Income Investments	5,001,427	5,612,430	(2,411,734)	31,356,086	39,558,209
PACE Municipal Fixed Income Investments	—	—	(2,304,884)	16,248,796	13,943,912
PACE International Fixed Income Investments	16,878,505	—	(18,427,768)	46,015,301	44,466,038
PACE High Yield Investments	—	362,496	(2,793)	14,863,654	15,223,357
PACE Large Co Value Equity Investments	7,999,067	—	(237,718,073)	57,935,514	(171,783,492)
PACE Large Co Growth Equity Investments	2,434,116	—	(145,245,252)	203,489,109	60,677,973
PACE Small/Medium Co Value Equity Investments	—	—	(38,360,368)	39,093,339	732,971

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Small/Medium Co Growth Equity Investments	$—	$—	$(29,263,978)	$92,330,627	$63,066,649
PACE International Equity Investments	16,895,667	—	(257,272,050)	41,162,961	(199,213,422)
PACE International Emerging Markets Equity Investments	2,533,088	2,730,463	(462,361)	12,692,871	17,494,061
PACE Global Real Estate Securities Investments	2,565,339	—	(42,122,741)	9,940,624	(29,616,778)
PACE Alternative Strategies Investments	—		(119,890,147)	6,753,252	(113,136,895)

At July 31, 2011, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

	Expiration dates
Portfolio	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	Total
PACE Money Market Investments	$—	$—	$—	$—	$—	$—	$94	$23	$117
PACE Intermediate Fixed Income Investments	2,348,512	—	3,023,333	1,958,404	—	—	3,551,093	—	10,881,342
PACE Municipal Fixed Income Investments	—	—	—	—	794,627	—	1,510,257	—	2,304,884
PACE International Fixed Income Investments	—	—	—	1,422,528	2,354,563	765,140	7,784,695	—	12,326,926
PACE Large Co Value Equity Investments	—	—	—	—	—	31,704,391	206,013,682	—	237,718,073
PACE Large Co Growth Equity Investments	—	—	—	—	—	—	145,245,252	—	145,245,252
PACE Small/Medium Co Value Equity Investments	—	—	—	—	—	—	38,360,368	—	38,360,368
PACE Small/Medium Co Growth Equity Investments	—	—	—	—	—	5,318,367	23,945,611	—	29,263,978
PACE International Equity Investments	—	—	—	—	—	42,420,347	214,851,703	—	257,272,050
PACE Global Real Estate Securities Investments	—	—	—	—	—	15,250,731	26,828,947	—	42,079,678
PACE Alternative Strategies Investments	—	—	—	—	—	16,499,361	88,910,660		105,410,021

PACE Select Advisors Trust

Notes to financial statements

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
PACE Intermediate Fixed Income Investments	$7,005,972
PACE Municipal Fixed Income Investments	1,132,447
PACE International Fixed Income Investments	4,917,847
PACE Large Co Value Equity Investments	107,166,808
PACE Large Co Growth Equity Investments	93,822,789
PACE Small/Medium Co Value Equity Investments	55,202,231
PACE Small/Medium Co Growth Equity Investments	61,234,181
PACE International Equity Investments	32,739,806
PACE International Emerging Markets Equity Investments	52,507,478
PACE Global Real Estate Securities Investments	1,265,997
PACE Alternative Strategies Investments	19,372,329

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2010. Such losses are treated for tax purposes as arising on August 1, 2011:

Portfolio	Capital losses	Foreign currency losses
PACE Money Market Investments	$(636)	—
PACE Government Securities Fixed Income Investments	(2,677,946)	—
PACE Intermediate Fixed Income Investments	(2,132,886)	(121,512)
PACE International Fixed Income Investments	(86,234)	—
PACE High Yield Investments	—	(2,793)
PACE Global Real Estate Securities Investments	—	(43,063)
PACE Alternative Strategies Investments	(441,785)	(13,802,983)

At July 31, 2011, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated net investment income/( loss)	Accumulated net realized gain/(loss)	Beneficial interest
PACE Money Market Investments	$—	$129	$(129)
PACE Government Securities Fixed Income Investments	4,126,569	(4,126,569)	—
PACE Intermediate Fixed Income Investments	197,439	(197,439)	—
PACE Strategic Fixed Income Investments	(4,014,759)	4,014,759	—
PACE Municipal Fixed Income Investments	1,231	—	(1,231)
PACE International Fixed Income Investments	25,280,389	(25,280,389)	—
PACE High Yield Investments	3,292	(3,292)	—
PACE Small/Medium Co Value Equity Investments	386,473	23,406	(409,879)
PACE Small/Medium Co Growth Equity Investments	3,116,306	—	(3,116,306)
PACE International Equity Investments	3,266,413	(3,266,413)	—
PACE International Emerging Markets Equity Investments	(681,997)	681,997	—
PACE Global Real Estate Securities Investments	2,111,468	(2,111,468)	—
PACE Alternative Strategies Investments	(8,582,121)	13,199,792	(4,617,671)

PACE Select Advisors Trust

Notes to financial statements

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

As of and during the year ended July 31, 2011, the Portfolios did not have any liabilities for any uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended July 31, 2011, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PACE Select Advisors Trust (formerly UBS PACE Select Advisors Trust) (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments (formerly UBS PACE Global Fixed Income Investments), PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting PACE Select Advisors Trust at July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
September 29, 2011

PACE Select Advisors Trust

Tax information (unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2011) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividend Received Deduction	Foreign Tax Credit
PACE Large Co Value Equity Investments	100%	—
PACE Large Co Growth Equity Investments	100%	—
PACE Small/Medium Co Value Equity Investments	98.28%	—
PACE International Equity Investments	—	$1,188,804
PACE International Emerging Markets Equity Investments	—	1,556,443
PACE Global Real Estate Securities Investments	0.04%	—
PACE Alternative Strategies Investments	10.86%	—

Also, for the fiscal year ended July 31, 2011, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $31,191,629 and $9,076,120, respectively.

For the period ended July 31, 2011, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
PACE Large Co Value Equity Investments	$11,781,264
PACE Large Co Growth Equity Investments	1,657,698
PACE Small/Medium Co Value Equity Investments	147,333
PACE International Equity Investments	16,288,751
PACE International Emerging Markets Equity Investments	2,080,376
PACE Global Real Estate Securities Investments	6,036,659
PACE Alternative Strategies Investments	5,634,308

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2012. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2010 as short-term capital gain dividends.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

February 2011 Board Meeting

William Blair & Company L.L.C.

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on February 15-16, 2011, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and William Blair & Company L.L.C. ("William Blair") (the "Sub-Advisory Agreement") with respect to PACE International Emerging Markets Equity Investments (the "Portfolio"). In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending William Blair as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by William Blair to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending William Blair as an additional sub-advisor to the Portfolio, including its belief that William Blair's strategy focuses on securities of companies that are attractive complements to the companies that may be the primary investments covered by the strategies of the incumbent sub-advisors (excluding the sub-advisor proposed to be terminated at the same meeting). The board also received materials from William Blair detailing its investment philosophy and met with representatives of William Blair, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to William Blair in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by William Blair. The board noted that the proposed contractual sub-advisory fee was generally in line with the sub-advisory fees paid to the Portfolio's current sub-advisors. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered composite performance information provided by William Blair. The board also noted that, as William Blair would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to William Blair—The board was informed by management that William Blair's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that William Blair would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that William Blair could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

May 2011 Board Meeting

CBRE Clarion Securities, LLC

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 17-18, 2011, the members of the board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, considered the reappointment of CBRE Clarion Securities, LLC ("Clarion") (formerly, ING Clarion Real Estate Securities, LLC ("ING CRES")) as a sub-advisor and approved the sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Clarion (the "Sub-Advisory Agreement") with respect to PACE Global Real Estate Securities Investments (the "Portfolio"). It was explained to the board that, upon the consummation of the anticipated acquisition of Clarion by CB Richard Ellis Group, Inc., a large real estate services company, the current sub-advisory agreement with ING CRES would automatically be terminated. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM and the investment management and sub-advisory agreements for this and other portfolios of the Trust, including the extensive materials the Board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios, and noted that it had previously received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Clarion as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Clarion to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the reappointment of Clarion as a sub-advisor to the Portfolio, including that it currently manages a portion of the Portfolio's assets and was expected to continue to manage those assets in a materially similar manner. UBS Global AM expressed that Clarion did not expect any changes to relevant personnel as a result of the acquisition. The board also received materials from Clarion detailing the sub-advisor's investment philosophy and met with representatives of Clarion, who discussed with the board their investment philosophies and process, as well as the implications of the acquisition. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Clarion in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Clarion. The board noted that Clarion has agreed to the same fee schedule as that currently in place, and that the proposed contractual sub-advisory fee was generally in line with the sub-advisory fee paid to the Portfolio's other current sub-advisor. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information provided by Clarion. The board also noted that UBS Global AM expects that the investment team will continue to perform at its current level after the transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Clarion—The board was informed by management that Clarion's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Clarion would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Clarion could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

July 6, 2011 Board Meeting

Mondrian Investment Partners Limited

Background—At a special meeting of the board of PACE Select Advisors Trust (the "Trust") held by telephone conference call on July 6, 2011, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved interim sub-advisory agreements between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Mondrian Investment Partners Limited ("Mondrian") (each an "Interim Sub-Advisory Agreement") with respect to each of PACE International Equity Investments and PACE International Emerging Markets Equity Investments (each a "Portfolio" and together the "Portfolios"). For each Portfolio, it was necessary for the board to consider an Interim Sub-Advisory Agreement with Mondrian, a sub-advisor to the Portfolio, as a result of an anticipated change of control of Mondrian, that was expected to be consummated prior to the next in-person board meeting; the upcoming change of control would amount to an "assignment" of each current sub-advisory agreement and result in the termination of the sub-advisory agreement in accordance with its terms. The board was advised that the change of control of Mondrian was not expected to result in any personnel or strategy change that is likely to affect the Portfolios. The terms of each Interim Sub-Advisory agreement were substantially the same as the terms of each current sub-advisory agreement with Mondrian, except that: (i) the duration of the Interim Sub-Advisory Agreement was no more than 150 days from the date on which the current sub-advisory agreement terminated; (ii) the board (and shareholders) would be permitted to terminate the Interim Sub-Advisory Agreement on no more than 10 days' written notice to Mondrian; and (iii) Mondrian was not entitled to receive compensation from UBS Global AM under the Interim Sub-Advisory agreement for as long as it was in effect.The benefits of Mondrian's fee waiver would flow through UBS Global AM to each portfolio (UBS Global AM, in turn, agreed to pass through to each Portfolio, the benefits of the Mondrian fee waivers.) It was noted to the board that the superseding Sub-Advisory agreements between UBS Global AM and Mondrian would be considered later in the month in connection with the annual reconsideration of contracts. In considering the approval of each Interim Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board recognized its familiarity with UBS Global AM, the portfolio management team and management record of Mondrian, and the investment management and sub-advisory agreements for this and other portfolios of the Trust, including the extensive materials the board had reviewed in connection with the prior annual reconsideration of the contracts for the portfolios, and noted that it had received a memorandum from its independent legal counsel discussing, among other things, the duties of the board members in considering approval of management and sub-advisory agreements. The board also received a memorandum discussing UBS Global AM's reasons for recommending Mondrian as a sub-advisor to the Portfolios.

In its consideration of the approval of each Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Interim Sub-Advisory Agreement—The board's evaluation of the services to be provided by Mondrian to each Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Mondrian during the past year. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to each Portfolio under the proposed Interim Sub-Advisory Agreements.

Sub-Advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Mondrian in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Mondrian. The board noted that the proposed contractual sub-advisory fee was generally in line

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

with the sub-advisory fees paid to the Portfolio's other current sub-advisors. It was also noted that Mondrian had agreed to waive the entirety of its sub-advisory fees under the Interim Sub-Advisory Agreements until superseding sub-advisory agreements could be considered at an in-person board meeting to be held later in the month. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to each Portfolio under its Interim Sub-Advisory Agreement.

Fund performance—The board considered Mondrian's historical performance as a sub-advisor. The board concluded that, overall, it was satisfied with Mondrian's performance. The Board also recognized that it would be reconsidering each Portfolio's relationship with Mondrian at another meeting late in the month at which additional detailed performance information would be reviewed.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee was being waived, which waiver was being passed through to the benefit of each Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee was being waived, consideration of economies of scale was not relevant.

Other benefits to Mondrian—The board was informed by management that Mondrian's relationship with each Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Mondrian would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Mondrian could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Interim Sub-Advisory Agreement for each Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Interim Sub-Advisory Agreement for each Portfolio. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

July 19-20, 2011 Board Meeting

All Portfolios

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 19-20, 2011, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with sub-advisors, the sub-advisory agreements for the Portfolios, except that with respect to Mondrian Investment Partners Limited ("Mondrian"), new sub-advisory agreements were approved; the new Mondrian agreements were substantially the same as the sub-advisory agreements that had been in place for most of the prior year and which had been replaced by Interim Sub-Advisory Agreements earlier in July to address the automatic termination of prior sub-advisory agreements because of a change in control of the sub-advisor. (Throughout this discussion, each sub-advisor to a Portfolio is referred to as a "Sub-Advisor" and each sub-advisory agreement is referred to as a "Sub-Advisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about the Portfolios' Sub-Advisors, as well as the management, sub-advisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, sub-advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Sub-Advisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Sub-Advisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with sub-advisor(s), sub-advisory services provided by the particular Sub-Advisor during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Sub-Advisors for the Portfolios and reported to the board at each regular meeting on the Sub-Advisors' performance and made recommendations with respect to Sub-Advisor changes from time to time based on the performance of the Sub-Advisors and other relevant factors. The board's evaluation of the services provided by UBS Global AM and the Sub-Advisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders held in 2008.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolios and had previously received information regarding the person, persons or portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Sub-Advisor. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $152 billion in assets under management as of March 31, 2011 and was part of the UBS Global Asset Management Division, which had approximately $621 billion in assets under management worldwide as of March 31, 2011. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Sub-Advisory Agreements.

Management and sub-advisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered whether UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of a given Portfolio through November 28, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"), and, when appropriate, the board also received additional comparative data provided by Lipper on a supplemental expense group of sub-advised peers (which may include certain of the sub-advised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). The board also noted that it had received supplemental information relating to net and gross fund yields and certain expense information for UBS money market funds, including PACE Money Market Investments, as compared to peers in the respective Expense Group. A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board did not receive

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

comparative information from Lipper with respect to the sub-advisory fees for those Portfolios with sub-advisors in connection with its consideration of sub-advisory fees. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Sub-Advisors as part of the summary of each Sub-Advisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Sub-Advisory Agreements; however, the board also observed that the compensation paid to a Sub-Advisor is paid by UBS Global AM, not by the particular Portfolio and, accordingly, that the retention of a Sub-Advisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a sub-advisory fee change or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year (or shorter for newer Portfolios) and since inception periods ended April 30, 2011, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2011. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also received updated supplemental data showing each Portfolio's performance through June 30, 2011. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Sub-Advisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Sub-Advisor, the board also reviewed information with respect to the Sub-Advisor's profitability in providing services to a Portfolio. The board did not consider such Sub-Advisor profitability information highly relevant as the sub-advisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Money Markets Investments. The board also noted that as of March 31, 2011, with the exception of PACE Small/Medium Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE High Yield Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a sub-advisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Sub-Advisors—The board was informed by management that the Sub-Advisors' relationships with the sub-advised Portfolios were limited to their provision of sub-advisory services to these Portfolios, and that therefore, management believed that the Sub-Advisors and their affiliates did not receive tangible ancillary benefits as a result of the Sub-Advisors' relationships with the sub-advised Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which would also potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Sub-Advisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Sub-Advisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Sub-Advisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Sub-Advisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to "quintile" placement in Lipper expense group and performance universe categories. With respect to expenses, the first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable. With respect to performance, the first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance. Lipper quintile placement information is calculated on a share class basis. References to quintile placement appearing below relate to Class A shares, and the board had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Delaware Management Company, Wellington Management Company, LLP, Marsico Capital Management, LLC and Roxbury Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and three-year periods, in the third quintile for the five-year period and in the fourth quintile for the ten-year period and since inception. Management noted the Portfolio's strong performance relative to its Performance Universe over the recent period.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that in addition to total expenses being below the median, only three other funds in the Supplemental Expense Group, consisting of eleven sub-advised funds, had lower total expenses for the period.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Pzena Investment Management, LLC, Westwood Management Corp. and Institutional Capital LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and in the second quintile for the three-, five- and ten-year periods and since inception. Management noted the Portfolio's consistent relative performance within its Large Cap Value classification.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the third quintile and its Actual Management Fee was in the fourth quintile. Management noted that the Portfolio's total expenses were less than one basis point above the peer group median. It was also noted that the Portfolio's total expenses were below the median of the Supplemental Expense Group Management also discussed tactical adjustments to sub-advisor weightings in response to changes in market conditions and its perception of the ability of a Sub-Advisor to effectively implement its strategy in such conditions.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Copper Rock Capital Partners, LLC, Palisade Capital Management, L.L.C. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-, three- and ten-year periods, in the second quintile for the five-year period and in the fourth quintile since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and its total expenses were in the first quintile.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period, in the third quintile for the three- and five-year periods and since inception and in the fourth quintile for the ten-year period. Management noted that the Portfolio had strong absolute performance for the one-year period, although it underperformed relative to the median.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the third quintile and its total expenses were in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period and in the fourth quintile for the three-, five- and ten-year periods and since inception. Management noted that, although the Portfolio underperformed on a relative basis compared to its peer group, it had strong absolute performance for the one-year period, and explained why it expects performance to improve.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile, its Actual Management Fee was in the fifth quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that, compared to the Supplemental Expense Group, consisting of sub-advised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were in line with the median, while its total expenses were below the median.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Mondrian Investment Partners Limited, Pzena Investment Management, LLC, Delaware Management Company and William Blair & Company L.L.C., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and five-year periods, in the fourth quintile for the three-year period and in the fifth quintile for the ten-year period and since inception. Management noted that, although the Portfolio ranked in the third quintile for the one-year period, it had strong absolute performance.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Contractual Management Fee and Actual Management Fee were in line with the median, and that its total expenses were above the median partly due to slightly higher custodian fees and other non-management expenses versus the median. It was noted that custodian fees in emerging markets countries can vary significantly; therefore, the custodian fees at the Portfolio level are largely a function of actual countries invested in by the Portfolio relative to peers during the measurement period.

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreements with each of Analytic Investors, LLC, Goldman Sachs Asset Management, L.P., First Quadrant L.P., Wellington Management Company, LLP and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-, three- and five-year periods and since inception. Management noted the Portfolio's considerably lower volatility profile compared to its stated peer group. Management discussed with the board its

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

belief that the Lipper peer group classification does not accurately reflect the complex strategies employed by the Portfolio and that while newly developed Lipper classifications might provide improved points of comparison, currently they include only a small sampling of other funds. Management instead provided the board with information comparing the Portfolio to Morningstar's new Multialternatives category, which it feels is a more appropriate classification, although not ideal. Referring to the supplemental data, management noted that the Portfolio's one-year performance ended June 30, 2011 is most representative of how the Portfolio is expected to perform and that the Portfolio's performance—especially its relatively mild volatility—is meeting management's expectations given the global markets.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Reiterating its belief that the Lipper peer group classification does not provide a meaningful comparison, management stated that it continues to believe that the current fee arrangements for the Portfolio are reasonable.

In light of the complex strategies employed by the Portfolio and the evolving nature of the alternative investments space, the board determined that the management fee and the sub-advisory fees were reasonable in light of the nature, extent and quality of the services provided to the Portfolio. Nonetheless, the board determined that it would continue to monitor the Portfolio's expenses over the next year and requested that additional information be provided at the next quarterly board meeting.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with each of CBRE Clarion Securities, LLC and Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and in the fifth quintile for the three-year period and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the third quintile, while its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

PACE Government Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and in the second quintile for the three-, five- and ten-year periods and since inception. Management noted that, despite the slightly higher fees, the Portfolio continues to perform well versus its peers.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the fifth quintile and its Actual Management Fee was in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Recognizing that the sub-advised universe of two funds, including the Portfolio, might not allow

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

for a very meaningful comparison, management noted that the Portfolio's Actual Management Fee and total expenses are in line with the other sub-advised fund in the peer group. In light of the Portfolio's strong performance versus its peers, the board determined that the management fee and the sub-advisory fees were satisfactory. Nonetheless, the board determined that it would continue to monitor the Portfolio's expenses over the next year.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with MacKay Shields LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio was in the fifth quintile for the one-year period and in the first quintile for the three-year period and since inception. Management noted that the performance for the one-year period can be attributed to unprofitable positions in the energy sector and the automotive sector.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile and its Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management emphasized the exceptional nature and quality of the services provided by MacKay Shields LLC, noting its view that longer-term performance has been outstanding in this asset class. Although the board determined that the management fee and the sub-advisory fees were satisfactory, it noted that it would continue to monitor the Portfolio's expenses over the next year.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and five-year periods, in the fourth quintile for the three-year period and in the fifth quintile for the ten-year period and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Contractual Management Fee and Actual Management Fee were at or within 0.01% of the median.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and three-year periods, in the third quintile for the five-year period and in the fourth quintile for the ten-year period and since inception. Management noted the Portfolio's consistent very competitive relative performance for the most recent periods.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Contractual Management Fee was slightly below the median, and that the small size of the Supplemental Expense Group, consisting of sub-advised funds, does not allow for a very meaningful comparison; however, the Portfolio's Actual Management Fee and total expenses were closer to the peer group median in the Supplemental Expense Group.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio continues to perform extremely well, ranking in the first quintile for all time periods in the Lipper Intermediate Investment-Grade Debt classification. For the one-year period ended April 30, 2011, the Portfolio ranked in the top 19 percent, for the three-year period it ranked in the top six percent and for the five-year period it ranked in the top five percent.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the fifth quintile. Management noted that the strategies and investments used by the Portfolio were more complex than those used by many other funds in the Expense Group, adding that performance is in the first quintile for all periods.

PACE International Fixed Income Investments
(formerly, UBS PACE Global Fixed Income Investments)

In approving the Investment Management and Administration Agreement and the Sub-Advisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, in the fourth quintile for the three-year period and in the third quintile for the five- and ten-year periods and since inception.

Management and sub-advisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that although the Supplemental Expense Group, consisting of sub-advised funds, is relatively small, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were generally in line with the median.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and ten-year periods and since inception and in the third quintile for the three- and five-year periods.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and sub-advisory fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Sub-Advisory Agreement or Sub-Advisory Agreements, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Sub-Advisors, the Sub-Advisory Agreement(s) (noting that with respect to Mondrian, such approvals related to proposed new Sub-Advisory Agreements that would be replacing similar interim sub-advisory agreements). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the sub-advised Portfolios, the Sub-Advisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the continuance/approval of new Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS Global AM or the Sub-Advisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 69 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Interested Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*[3]; 55	Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Independent Trustees:

Richard Q. Armstrong; 75 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 64 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health agency) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) (until term-limited), and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through 2007 she was a vice president and assistant treasurer of certain UBS funds. From 2007 to 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management-Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) (prior to which he was a director) (since 2000) and head of North America Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004, assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 38	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

3  Mr. Mandinach is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his employment by UBS Global AM—Americas region.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

Money Market Funds

PACE® Money Market Investments

Annual Report
July 31, 2011

PACE Money Market Investments

September 16, 2011

Dear Shareholder,

Performance

For the 12 months ended July 31, 2011, the Portfolio returned 0.01%, before the deduction of the maximum PACE program fee. (The Portfolio declined 1.97%, after the deduction of the maximum PACE program fee, for the same 12-month period.) Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Advisor's Comments

The economic recovery continued during the reporting period, although growth moderated as the period progressed. Elevated unemployment, housing market weakness, higher oil prices and supply disruptions following the devastating earthquake in Japan caused economic growth to decelerate. Against this backdrop, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0% and 0.25% during the reporting period. (The federal funds rate, or "fed

PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Money Market Investments

funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Portfolio invests remained extremely low, which impacted the Portfolio's yield.

We tactically adjusted the Portfolio's weighted average maturity (WAM)—which is the average duration of the securities in the Portfolio—but generally kept it in a fairly narrow range. When the reporting period began, the Portfolio had a WAM of 46 days. As of July 31, 2011, the Fund's WAM was 47 days.

At the issuer level, we maintained a greater-than-usual level of diversification over the 12-month period by investing in smaller positions, with the goal of reducing risk and keeping the Portfolio highly liquid. As the economic recovery continued over the period, we slightly increased the size of our positions in single issuers, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. (The Portfolio is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

In terms of securities, over the 12-month period we increased the Portfolio's exposure to repurchase agreements and, to lesser extents, its allocation to commercial paper and a US bank note. In contrast, we decreased the Portfolio's exposure to US government and agency obligations, CDs and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

One final note, in response to revisions to the US Securities and Exchange Commission's ("SEC") rules governing money market funds, beginning on October 7, 2010, the Portfolio began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. Also, beginning in February 2011, the Portfolio began including a link on UBS's Web site to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. This information is

2

PACE Money Market Investments

available on UBS's Web site at the following Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President, PACE Select Advisors Trust Managing Director, UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Money Market Investments Managing Director, UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the year ended July 31, 2011. The views and opinions in this letter were current as of September 16, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

3

PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/11	1 year	5 years	10 years
PACE Money Market Investments before deducting maximum PACE program fee[1]	0.01%	1.80%	1.82%
PACE Money Market Investments after deducting maximum PACE program fee[1]	(1.97)%	(0.22)%	(0.20)%
Lipper Money Market Funds median	0.01%	1.79%	1.74%

For PACE Money Market Investments, average annual total returns for periods ended June 30, 2011, after deduction of the maximum PACE program fee, were as follows: 1-year period, (1.97)%; 5-year period, (0.14)%; 10-year period, (0.16)%.

For PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2011 was 0.01% (without maximum PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.96)% before fee waivers and/or expense reimbursements). With the maximum PACE program fee, the 7-day current yield was (1.99)% after fee waivers and/or expense reimbursements; the yield was (2.96)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1 The maximum annual PACE program fee is 2% of the value of PACE assets. Prior to June 14, 2010, the maximum annual PACE program fee was 1.5% of the value of PACE assets; however, the current maximum annual PACE program fee of 2% is reflected in the performance returns throughout all periods in the average annual total returns shown above.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

4

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2011 to July 31, 2011.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2011	Ending account value July 31, 2011	Expenses paid during period[1] 02/01/11 to 07/31/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.09	0.22%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22

1 Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

6

PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/11
Net assets (mm)	$365.8
Number of holdings	91
Weighted average maturity	47 days
Portfolio composition[1]	07/31/11
Commercial paper	41.2%
Repurchase agreements	21.3
US government and agency obligations	19.7
Certificates of deposit	12.4
Short-term corporate obligations	1.5
Bank note	0.8
Other assets less liabilities	3.1
Total	100.0%
Top 10 holdings[1]	07/31/11
Repurchase agreement with Deutsche Bank Securities, 0.180% due 08/01/11	15.8%
Repurchase agreement with Barclays Bank PLC, 0.140% due 08/01/11	5.5
US Treasury Notes, 0.750% due 05/31/12	2.5
General Electric Co., 0.100% due 08/05/11	1.9
Market Street Funding LLC, 0.150% due 08/01/11	1.6
Atlantic Asset Securitization LLC, 0.160% due 08/05/11	1.6
Bank of Nova Scotia, 0.180% due 10/03/11	1.4
Amsterdam Funding Corp., 0.180% due 08/01/11	1.4
Barclays US Funding Corp., 0.130% due 08/01/11	1.4
Deutsche Bank Financial LLC, 0.100% due 08/01/11	1.4
Total	34.5%

1 Weightings represent percentages of the Portfolio's net assets as of July 31, 2011. The Portfolio is actively managed and its composition will vary over time.

7

PACE Money Market Investments

Statement of net assets—July 31, 2011

Security description	Face amount	Value
US government and agency obligations—19.71%
Federal Farm Credit Bank
0.230%, due 11/08/11[1]	$3,000,000	$2,998,102
Federal Home Loan Bank
0.165%, due 08/01/11[2]	3,000,000	3,000,000
0.280%, due 08/07/11[2]	3,000,000	3,000,000
0.040%, due 08/09/11[1]	5,000,000	4,999,956
0.300%, due 09/15/11[2]	3,000,000	3,000,000
0.270%, due 09/30/11[2]	4,500,000	4,500,000
0.280%, due 10/12/11[2]	3,500,000	3,500,000
0.270%, due 02/17/12[1]	3,000,000	2,995,500
Federal Home Loan Mortgage Corp.*
0.135%, due 08/06/11[2]	3,000,000	2,997,855
0.230%, due 08/23/11[1]	5,000,000	4,999,297
Federal National Mortgage Association*
0.290%, due 08/08/11[1]	2,000,000	1,999,887
0.210%, due 09/01/11[1]	4,000,000	3,999,277
US Treasury Bills
0.155%, due 09/22/11[1]	5,000,000	4,998,881
0.040%, due 10/27/11[1]	3,000,000	2,999,709
0.250%, due 03/08/12[1]	2,000,000	1,996,944
US Treasury Notes
1.000%, due 12/31/11	2,000,000	2,006,341
0.875%, due 02/29/12	3,000,000	3,008,922
1.000%, due 04/30/12	3,000,000	3,014,055
0.750%, due 05/31/12	9,000,000	9,039,324
1.875%, due 06/15/12	3,000,000	3,043,317
Total US government and agency obligations (cost—$72,097,367)		72,097,367
Bank note—0.82%
Banking-US—0.82%
Bank of America N.A.
0.120%, due 08/24/11 (cost—$3,000,000)	3,000,000	3,000,000

8

PACE Money Market Investments

Statement of net assets—July 31, 2011

Security description	Face amount	Value
Certificates of deposit—12.37%
Banking-non-US—12.37%
Abbey National Treasury Services PLC
0.700%, due 10/17/11[2]	$3,500,000	$3,500,000
0.450%, due 10/18/11[2]	1,500,000	1,500,000
Bank of Nova Scotia
0.190%, due 08/01/11[2]	1,500,000	1,500,000
0.190%, due 08/03/11	3,000,000	3,000,000
0.180%, due 10/03/11	5,000,000	5,000,000
BNP Paribas SA
0.399%, due 10/17/11[2]	1,750,000	1,750,000
Dnb NOR ASA
0.240%, due 12/28/11	2,000,000	2,000,000
Lloyds TSB Bank PLC
0.500%, due 10/19/11[2]	3,500,000	3,500,000
Mitsubishi UFJ Trust & Banking Corp.
0.220%, due 08/16/11	3,000,000	3,000,000
National Australia Bank Ltd.
0.269%, due 10/14/11[2]	1,000,000	1,000,000
0.270%, due 10/19/11[2]	750,000	749,966
Natixis
0.366%, due 10/13/11[2]	1,000,000	1,000,000
Nordea Bank Finland
0.400%, due 06/12/12	2,500,000	2,500,000
Rabobank Nederland N.V.
0.267%, due 08/18/11[2]	1,000,000	1,000,000
Royal Bank of Canada
0.260%, due 08/01/11[2]	1,500,000	1,500,000
0.275%, due 08/01/11[2]	1,500,000	1,500,000
0.260%, due 01/11/12	3,000,000	3,000,000
Royal Bank of Scotland PLC
0.553%, due 10/25/11[2]	3,500,000	3,500,000
Toronto-Dominion Bank
0.105%, due 08/08/11	3,000,000	3,000,000

9

PACE Money Market Investments

Statement of net assets—July 31, 2011

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Westpac Banking Corp.
0.270%, due 08/01/11[2]	$1,750,000	$1,750,000
Total certificates of deposit (cost—$45,249,966)		45,249,966
Commercial paper[1]—41.24%
Asset backed-banking—1.91%
Atlantis One Funding
0.200%, due 08/01/11	4,000,000	4,000,000
0.160%, due 09/13/11	3,000,000	2,999,427
		6,999,427
Asset backed-miscellaneous—15.05%
Amsterdam Funding Corp.
0.180%, due 08/01/11	5,000,000	5,000,000
Atlantic Asset Securitization LLC
0.160%, due 08/05/11	6,000,000	5,999,893
Barton Capital LLC
0.150%, due 08/02/11	3,000,000	2,999,988
Gotham Funding Corp.
0.160%, due 08/05/11	2,000,000	1,999,964
0.160%, due 08/08/11	3,000,000	2,999,907
LMA Americas LLC
0.200%, due 08/22/11	3,000,000	2,999,650
Market Street Funding LLC
0.150%, due 08/01/11	6,000,000	6,000,000
Regency Markets No. 1 LLC
0.150%, due 08/15/11	5,000,000	4,999,708
0.150%, due 08/16/11	3,000,000	2,999,813
Salisbury Receivables Co. LLC
0.140%, due 08/25/11	5,000,000	4,999,533
Thunderbay Funding
0.170%, due 09/13/11	5,000,000	4,998,985

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PACE Money Market Investments

Statement of net assets—July 31, 2011

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Windmill Funding Corp.
0.140%, due 08/04/11	$3,000,000	$2,999,965
0.140%, due 08/09/11	3,000,000	2,999,907
0.140%, due 08/10/11	3,050,000	3,049,893
		55,047,206
Asset backed-securities—1.09%
Argento Variable Funding Co. LLC
0.180%, due 08/23/11	3,000,000	2,999,670
Grampian Funding LLC
0.210%, due 09/15/11	1,000,000	999,737
		3,999,407
Banking-non-US—6.90%
Commonwealth Bank of Australia
0.265%, due 08/08/11[2,3]	1,000,000	999,981
0.180%, due 10/11/11	3,000,000	2,998,935
Credit Suisse
0.190%, due 08/17/11	3,000,000	2,999,747
0.190%, due 10/12/11	1,000,000	999,620
Dnb NOR ASA
0.130%, due 08/05/11	5,000,000	4,999,928
Kreditanstalt für Wiederaufbau
0.140%, due 09/08/11	3,000,000	2,999,557
Sumitomo Mitsui Banking Corp.
0.180%, due 08/08/11	3,000,000	2,999,895
Svenska Handelsbanken, Inc.
0.250%, due 12/14/11	5,000,000	4,995,312
Westpac Securities NZ Ltd.
0.284%, due 09/01/11[2,3]	1,250,000	1,250,000
		25,242,975
Banking-US—10.82%
Barclays US Funding Corp.
0.130%, due 08/01/11	5,000,000	5,000,000
0.210%, due 08/17/11	5,000,000	4,999,533

11

PACE Money Market Investments

Statement of net assets—July 31, 2011

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Deutsche Bank Financial LLC
0.100%, due 08/01/11	$5,000,000	$5,000,000
0.200%, due 10/03/11	3,000,000	2,998,950
ING (US) Funding LLC
0.240%, due 08/05/11	3,000,000	2,999,920
0.160%, due 08/09/11	3,000,000	2,999,893
0.360%, due 11/03/11	3,000,000	2,997,180
JPMorgan Chase & Co.
0.150%, due 09/07/11	3,000,000	2,999,538
Natixis US Finance Co. LLC
0.250%, due 09/12/11	3,000,000	2,999,125
Nordea N.A., Inc.
0.230%, due 12/07/11	2,000,000	1,998,364
Societe Generale N.A., Inc.
0.210%, due 08/01/11	1,575,000	1,575,000
State Street Bank & Trust Co.
0.150%, due 10/13/11	3,000,000	2,999,088
		39,566,591
Diversified manufacturing—1.91%
General Electric Co.
0.100%, due 08/05/11	7,000,000	6,999,922
Finance-captive automotive—1.37%
Toyota Motor Credit Corp.
0.160%, due 08/10/11	5,000,000	4,999,800
Insurance-life—2.19%
Axa Financial, Inc.
0.160%, due 08/11/11	3,000,000	2,999,867
MetLife Short Term Funding LLC
0.140%, due 08/01/11	2,000,000	2,000,000
0.150%, due 09/14/11	3,000,000	2,999,450
		7,999,317
Total commercial paper (cost—$150,854,645)		150,854,645

12

PACE Money Market Investments

Statement of net assets—July 31, 2011

Security description	Face amount	Value
Short-term corporate obligations—1.50%
Banking-non-US—1.09%
Svenska Handelsbanken, Inc.
0.292%, due 09/08/11[2,3]	$2,500,000	$2,500,000
Westpac Securities NZ Ltd.
0.355%, due 08/04/11[2,3]	1,500,000	1,500,000
		4,000,000
Banking-US—0.41%
JPMorgan Chase Bank N.A.
0.275%, due 09/09/11[2]	1,500,000	1,500,000
Total short-term corporate obligations (cost—$5,500,000)		5,500,000
Repurchase agreements—21.34%
Repurchase agreement dated 07/29/11 with Barclays Bank PLC, 0.140% due 08/01/11, collateralized by $8,824,000 Federal Farm Credit Bank obligations, 1.875% due 12/07/12 and $11,396,000 Federal National Mortgage Association obligations, zero coupon due 05/01/12; (value—$20,400,564); proceeds: $20,000,233	20,000,000	20,000,000
Repurchase agreement dated 07/29/11 with Deutsche Bank Securities, 0.180% due 08/01/11, collateralized by $59,100,000 Federal Home Loan Bank obligations, 0.320% due 12/09/11; (value—$59,162,318); proceeds: $58,000,870	58,000,000	58,000,000
Repurchase agreement dated 07/29/11 with State Street Bank & Trust Co., 0.010% due 08/01/11, collateralized by $370 Federal Home Loan Mortgage Corp. obligations, 5.125% due 07/15/12 and $81,406 US Treasury Bills, zero coupon due 08/04/11 to 07/26/12; (value—$81,632); proceeds: $80,000	80,000	80,000
Total repurchase agreements (cost—$78,080,000)		78,080,000
Total investments (cost—$354,781,978 which approximates cost for federal income tax purposes)—96.98%		354,781,978
Other assets in excess of liabilities—3.02%		11,061,651
Net assets (applicable to 365,845,932 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$365,843,629

13

PACE Money Market Investments

Statement of net assets—July 31, 2011

* On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1 Rates shown are the discount rates at date of purchase.

2 Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.71% of net assets as of July 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2011. The investment manager earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/10	Purchases during the year ended 07/31/11	Sales during the year ended 07/31/11	Value at 07/31/11	Net income earned from affiliate for the year ended 07/31/11
UBS Private Money Market Fund LLC	$—	$5,865,000	$5,865,000	$—	$24

14

PACE Money Market Investments

Statement of net assets—July 31, 2011

The following is a summary of the fair valuations according to the inputs used as of July 31, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$72,097,367	$—	$72,097,367
Bank note		3,000,000		3,000,000
Certificates of deposit		45,249,966		45,249,966
Commercial paper		150,854,645		150,854,645
Short-term corporate obligations		5,500,000		5,500,000
Repurchase agreements		78,080,000		78,080,000
Total	$—	$354,781,978	$—	$354,781,978

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	76.8%
Canada	5.2
United Kingdom	4.2
Japan	3.1
Australia	2.9
Sweden	2.1
Norway	2.0
Switzerland	1.1
Germany	0.8
France	0.8
Finland	0.7
Netherlands	0.3
Total	100.0%

Weighted average maturity—47 days

See accompanying notes to financial statements
15

PACE Money Market Investments

Statement of operations

For the year ended July 31, 2011
Investment income:
Interest	$947,570
Securities lending income (includes $24 earned from an affiliated entity)	381
947,951
Expenses:
Transfer agency and related services fees	1,533,469
Investment management and administration fees	1,267,950
Reports and notices to shareholders	114,198
Professional fees	111,301
Custody and accounting fees	48,853
State registration fees	39,789
Trustees' fees	19,157
Insurance expense	9,984
Other expenses	25,163
3,169,864
Fee waivers and/or expense reimbursements by investment manager and administrator	(2,258,176)
Net expenses	911,688
Net investment income	36,263
Net realized loss	(659)
Net increase in net assets resulting from operations	$35,604

See accompanying notes to financial statements
16

PACE Money Market Investments

Statement of changes in net assets

	For the years ended July 31,
	2011	2010
From operations:
Net investment income	$36,263	$43,561
Net realized losses	(659)	(94)
Net increase in net assets resulting from operations	35,604	43,467
Dividends and distributions to shareholders from:
Net investment income	(36,263)	(43,561)
Net realized gains	(1,389)	(10,489)
Total dividends and distributions to shareholders	(37,652)	(54,050)
From beneficial interest transactions:
Net decrease in net assets from beneficial interest transactions	(20,371,521)	(143,730,728)
Net decrease in net assets	(20,373,569)	(143,741,311)
Net assets:
Beginning of year	386,217,198	529,958,509
End of year	$365,843,629	$386,217,198
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
17

PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended July 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000 [1]	0.000 [1]	0.008	0.033	0.048
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Distributions from net realized gains	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.008)	(0.033)	(0.048)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.81%	3.40%	4.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by manager	0.88%	0.90%	0.89%	0.93%	0.92%
Expenses after fee waivers and/or expense reimbursements by manager	0.25%	0.27%	0.59%	0.60%	0.60%
Net investment income	0.01%	0.01%	0.78%	3.27%	4.75%
Supplemental data:
Net assets, end of year (000's)	$365,844	$386,217	$529,959	$523,243	$408,562

1 Amount represents less than $0.0005 per share.

2 Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
18

PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies—PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

Effective November 22, 2010, the names of the Trust and the Portfolio have been changed as indicated below:

Former name	Current name
UBS PACE® Select Advisors Trust	PACE® Select Advisors Trust

UBS PACE® Money Market Investments	PACE® Money Market Investments

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

PACE Money Market Investments

Notes to financial statements

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

20

PACE Money Market Investments

Notes to financial statements

In January 2010, FASB issued Accounting Standards Update No. 2010-06 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"). ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which have been implemented for annual and interim periods beginning after December 15, 2010.

In May 2011, FASB Issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate),

21

PACE Money Market Investments

Notes to financial statements

subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

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PACE Money Market Investments

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2011, the Portfolio is owed $112,635 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 28, 2011 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

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PACE Money Market Investments

Notes to financial statements

At July 31, 2011, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2012	Expires July 31, 2013	Expires July 31, 2014
$3,988,289	$1,729,334	$1,262,723	$996,232

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2011, UBS Global AM voluntarily waived and/or reimbursed expenses of $1,261,944 for that purpose.

For the year ended July 31, 2011, UBS Global AM waived fees/reimbursed expenses, in total, of $2,258,176.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2011, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $198,963,243. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally

24

PACE Money Market Investments

Notes to financial statements

known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio .

For the year ended July 31, 2011, UBS Financial Services, Inc. received from BNY Mellon, not the Portfolio, $768,376 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At July 31, 2011, the Portfolio did not have any securities on loan.

25

PACE Money Market Investments

Notes to financial statements

Other liabilities and components of net assets

At July 31, 2011, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$1,154,661
Dividends payable to shareholders	1,260
Other accrued expenses*	436,543

* Excludes investment management and administration fees.

At July 31, 2011, the components of net assets were as follows:

Accumulated paid in capital	$365,845,642
Accumulated net realized loss	(2,013)
Net assets	$365,843,629

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended July 31,
	2011	2010
Shares sold	359,119,509	409,092,964
Shares repurchased	(379,510,934)	(552,857,220)
Dividends reinvested	19,904	33,528
Net decrease in shares outstanding	(20,371,521)	(143,730,728)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

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PACE Money Market Investments

Notes to financial statements

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2011 and July 31, 2010 was ordinary income.

At July 31, 2011 the components of accumulated deficit on a tax basis was accumulated capital and other losses of $(753).

As of and during the year ended July 31, 2011, the Portfolio did not have any liabilities for any uncertain tax positions. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2011, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

27

PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statement of net assets of PACE Money Market Investments (one of the series comprising PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

28

PACE Money Market Investments

Report of Ernst & Young LLP, independent registered public accounting firm (concluded)

PACE Money Market Investments at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 29, 2011

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PACE Money Market Investments

General information (Unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/ usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2010 as short-term capital gain dividends.

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 19-20, 2011, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives as the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the

31

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolio and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $152 billion in assets under management as of March 31, 2011 and was part of the UBS Global Asset Management Division, which had approximately $621 billion in assets under management worldwide as of March 31, 2011. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

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PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into an agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 28, 2011 (excluding dividend expense, borrowing costs, interest, taxes and extraordinary expenses) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"). The board also noted that it had received supplemental information relating to net and gross fund yields and certain expense information for UBS money market funds, including the Portfolio, as compared to peers in the respective Expense Group.

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS Global AM with

33

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.)

In light of the foregoing, the board determined that the proposed contractual management fee payable by the Portfolio to UBS Global AM was reasonable in light of the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Management and Administration Agreement.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2011 and (b) annualized performance information for each year in the ten-year period ended April 30, 2011. The board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's

34

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

performance. The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and ten-year periods and since inception and in the third quintile for the three- and five-year periods. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.)

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. The board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee and the Contractual Management Fee, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer

35

PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

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PACE Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg[2]; 69 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

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PACE Money Market Investments

Supplemental information (unaudited)

39

PACE Money Market Investments

Supplemental information (unaudited)

Interested Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Barry M. Mandinach*[3]; 55	Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 76 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY, 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

40

PACE Money Market Investments

Supplemental information (unaudited)

41

PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 64 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., European Equity Fund, Inc. and The New Germany Fund, Inc.

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PACE Money Market Investments

Supplemental information (unaudited)

43

PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health organization), and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman until term-limited), and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

44

PACE Money Market Investments

Supplemental information (unaudited)

45

PACE Money Market Investments

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*, 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003-2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through 2007 she was a vice president and assistant treasurer of certain UBS funds. From 2007 to 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

46

PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

47

PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) prior to which he was an executive director (since 2007) and head of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region since 2004 and of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

49

PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

50

PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010)(prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 38	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010)(prior to which he was an executive director)(since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

51

PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

52

PACE Money Market Investments

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

3  Mr. Mandinach is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his employment by UBS Global AM—Americas region.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended July 31, 2011 and July 31, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $894,350 and $854,350, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2011 and July 31, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,000 and $40,900, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements and (2) review of the consolidated 2010, 2009 and 2008 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2011 and July 31, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $280,050 and $293,440, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2011 and July 31, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                 Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2011 and July 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2011 and July 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2011 and July 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2011 and July 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2011 and July 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2011 and July 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended July 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended July 31, 2011 and July 31, 2010, the aggregate fees billed by E&Y of $386,425 and $564,340, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$322,050	$334,340
Non-Covered Services	64,375	230,000

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 10, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 10, 2011